UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04782

                               HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
               (Address of principal executive offices) (Zip code)

                               CITI FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2007

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ITEM 1. REPORTS TO STOCKHOLDERS.



                                    [GRAPHIC]

HSBC Investments (USA) Inc.

HSBC Investor Family of Funds

Annual Report

October 31, 2007

   FIXED INCOME FUNDS:                          EQUITY FUNDS:

   HSBC Investor Core Plus Fixed Income Fund    HSBC Investor Growth Fund
   (Advisor)
                                                HSBC Investor Growth and Income
   HSBC Investor Core Plus Fixed Income Fund    Fund

   HSBC Investor High Yield Fixed Income Fund   HSBC International Equity Fund

   HSBC Investor Intermediate Duration          HSBC Investor Mid-Cap Fund
   Fixed Income Fund
                                                HSBC Investor Opportunity Fund
   HSBC Investor New York Tax-Free Bond Fund
                                                HSBC Investor Opportunity Fund
                                                (Advisor)

                                                HSBC Investor Overseas Equity
                                                Fund

                                                HSBC Investor Value Fund

                                                                     [HSBC LOGO]

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                                                               TABLE OF CONTENTS
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HSBC INVESTOR FAMILY OF FUNDS
ANNUAL REPORT - OCTOBER 31, 2007

Glossary of Terms

Chairman's Message ......................................................     1

Commentary From the Certain parties .....................................     2

Portfolio Reviews .......................................................     3

Portfolio Composition ...................................................    23

Schedules of Portfolio Investments

   HSBC Investor New York Tax-Free Bond Fund ............................    25

   HSBC Investor Growth and Income Fund .................................    27

   HSBC Investor Mid-Cap Fund ...........................................    29

Statements of Assets and Liabilities ....................................    31

Statements of Operations ................................................    34

Statements of Changes in Net Assets .....................................    37

Financial Highlights ....................................................    51

Notes to Financial Statements ...........................................    64

Report of Independent Registered Public Accounting Firm .................    75

Other Federal Income Tax Information ....................................    76

Table of Shareholder Expenses ...........................................    77

HSBC INVESTOR PORTFOLIOS

Schedules of Portfolio Investments

   HSBC Investor Core Plus Fixed Income Portfolio .......................    81

   HSBC Investor High Yield Fixed Income Portfolio ......................    85

   HSBC Investor Intermediate Duration Fixed Income Portfolio ...........    90

   HSBC Investor Growth Portfolio .......................................    93

   HSBC Investor International Equity Portfolio .........................    94

   HSBC Investor Opportunity Portfolio ..................................    96

   HSBC Investor Value Portfolio ........................................    98

Statements of Assets and Liabilities ....................................    99

Statements of Operations ................................................   101

Statements of Changes in Net Assets .....................................   103

Financial Highlights ....................................................   107

Notes to Financial Statements ...........................................   108

Report of Independent Registered Public Accounting Firm .................   115

Investment Adviser Contract Approval ....................................   116

Table of Shareholder Expenses ...........................................   117

Board of Trustees .......................................................   119

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                                                               GLOSSARY OF TERMS
--------------------------------------------------------------------------------

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX is an unmanaged index market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

LEHMAN BROTHERS NEW YORK TAX EXEMPT INDEX is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

LIPPER HIGH CURRENT YIELDS FUNDS AVERAGE is an average of managed funds that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues.

LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS AVERAGE consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

LIPPER LARGE-CAP CORE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER LARGE-CAP GROWTH FUNDS AVERAGE Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

LIPPER MID-CAP GROWTH FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER MULTI-CAP VALUE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

LIPPER NEW YORK MUNICIPAL DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX is an unmanaged index which measures the performance of the broad high yield market.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") INDEX is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

THE RUSSELL UNIVERSE - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of Certain partiess. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

RUSSELL 1000(R) GROWTH INDEX is unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX is unmanaged index which represents the smallest 2500 securities found in the Russell universe with higher price-to-book and higher forecasted growth values.

SECURITIES INDUSTRY AND FINANCIAL MARKETS ASSOCIATION MUNICIPAL SWAP INDEX ("SIFMA") is produced by Municipal Market Data, is a 7-day high-grade market index comprised of tax-exempt VRDOs from MMD's extensive MMD's extensive database.

STANDARD & POOR'S MIDCAP 400 INDEX ("S&P MIDCAP 400") is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

STANDARD & POOR'S 500 INDEX ("S&P 500") is an unmanaged index that measures the performance of the stock market as a whole.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

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CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

It is no secret that in today's global economy, investing is extremely complex. From the days when goods and services were bartered to the relatively modern period of "exchanges," many people are involved with many chances for both success and failure. The mutual fund industry of the 21st century exemplifies the most complex of investment vehicles, with the result that government agencies like the U.S. Securities and Exchange Commission and boards of mutual funds must be vigilant on behalf of the private investor.

To protect and support their shareholders, mutual fund boards need to have the most current information about general market trends and individual companies in which the funds invest. Boards must also determine who will be the best providers of this information and the best managers of the processes of the funds.

Our board relies on the advice of the counsel to the fund and on its own counsel to the independent trustees to analyze all the financial and managerial issues related to operations. For example, when approving advisory agreements, the board considers:

      o     Nature, extent and quality of services to be provided

      o     Cost of services and profits realized by the advisors

      o     Determination of equitable fees

      o     Comparison of fees and services provided by other advisors

      o     Performance of the funds and fund advisors

      o     Economies of scale as funds grow

This list generally represents the factors for approving advisory agreements. If any of the service providers to the funds begins to fall short in its performance, the board will find out the reasons, recommend remedial action or make a change. This is an ongoing process, not limited to quarterly meetings. The board and all its service providers work every day on behalf of the shareholders. As always, as you read this report about the status of your investment, if you have questions, concerns or ideas, please contact us.

Yours truly,

/s/ Larry M. Robbins

Larry M. Robbins, Chairman, HSBC Investor Funds

1   HSBC INVESTOR FAMILY OF FUNDS

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                                             COMMENTARY FROM THE CERTAIN PARTIES
--------------------------------------------------------------------------------

HSBC INVESTMENTS (USA) INC.

U.S. ECONOMIC REVIEW

The U.S. economy slowed during the year ended October 31, 2007. Less consumption, housing weakness, subprime turmoil, and a recent slowing of corporate profits marked the year. While overall inflation was fine, inflationary pressures have been building through higher commodity prices.

The housing market has been a main drag on the U.S. economy and its growth. Housing continues to deteriorate, as indicated by August's 4.4% year-over-year decline in the Case-Shiller index of home prices and cyclical low in existing home sales.

After record years, corporate profits have begun to weaken led by a summer downturn in real estate, followed by subprime writedowns in Financials. A booming technology sector has been an exception to the slowdown in most industries. Employment is good, but growing anemically and matched with a less-tight 4.7% unemployment rate.

Therefore, while the most recent quarterly economic growth was a strong 4.9% annualized, that reading appears both high and unsustainable. In 2008, we believe continued growth is an uncertainty as the country braces for more rounds of mortgage resets, and increased defaults. The housing market has declined, driven by tighter credit and slow underlying demand. Housing will likely remain weak to allow time for underlying housing fundamentals to stabilize. Continued tight credit, lower housing wealth, and slower job growth, all combine to increase the downside risk to growth.

Our central scenario remains one of a soft-landing as indicators stay mixed, the employment situation remains reasonably healthy, and we believe we see a Federal Reserve Board (the "Fed") ready to support. However, we acknowledge downside risks to growth have increased given the potential implications of the subprime fallout for corporates and the economy at large.

According to our central scenario, growth is expected to slow moderately in other developed markets like Europe, and remain strong in emerging markets.

MARKET REVIEW

Stocks posted strong returns in the year ended October 31, 2007. The S&P 500 Index (price only) gained 12.4%, the Russell 2000(R) Index (price only) gained 8.0%, and the MSCI EAFE gained 25.4%. International indexes created new highs, and the S&P this year finally surpassed its 2000 peak.

The most significant market change in the past few months was due to the subprime contagion. When borrowers began to default on mortgages connected to souring housing investments, industries surrounding risky loan origination saw losses accelerate. Losses also spread to companies exposed to this sector, and tighter credit meant restrictive borrowing capacity for both consumers and companies.

The subprime situation led to a spike in risk-aversion. This was evidenced by a drop in financials stocks and a flight towards more safe-haven instruments like gold and U.S. Treasuries. In the past three months, gold has rallied 19.9% to $797/oz and 10-year bond yields dropped 26 basis points (0.26%) to 4.47%.

While the Fed has helpfully cut target rates, the situation remains critical. Looking at 2008, we believe we see a soft landing for the U.S. economy but a more difficult environment for corporate profits. We are therefore somewhat more cautious on equities over the next 12 months. Among fixed income markets, we prefer government debt to credit assets due to the market volatility and less attractive credit valuations.

                                                HSBC INVESTOR FAMILY OF FUNDS  2

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PORTFOLIO REVIEWS
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HSBC INVESTOR CORE PLUS FIXED INCOME FUND
(ADVISOR, CLASS A SHARES, B SHARES AND C SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Core Plus Fixed Income Fund (the "Fund") seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Fund utilizes a two-tier structure, commonly known as a "master-feeder," in which the Fund invest all of its investable assets in the HSBC Investor Core Plus Fixed Income Portfolio (the "Portfolio").

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

For the 12-month period ended October 31, 2007, the Advisor shares of the Fund produced a 7.20% total return, and the Class A Shares returned 6.90% (without sales charge). That compared to a total return of 5.38% and 4.08% for the Lehman Brothers U.S. Aggregate Index(1) and the Lipper Intermediate Investment-Grade Debt Funds Average(1), respectively.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO PERFORMANCE

The Fund outperformed the benchmark for the period under review. The key component of that outperformance was the Fund's defensive positioning. Early in the year, exposure to select off-benchmark holdings in high yield and emerging market debt contributed to positive performance. These gains were further enhanced later in the year, as the Fund moved to an underweight in corporates, as spread sectors underperformed duration adjusted treasuries. The Fund also benefited from individual security selection within corporate credits and mortgages.*

Going forward, we will continue to analyze the yield curve for pricing anomalies and opportunistically add duration as higher yields reflect fair value. We look to remain defensive as we believe that the fundamentals may continue to deteriorate over the next 6-12 months eventually causing speculative grade defaults to rise from current levels. If this occurs, we will see a much more dramatic widening in credit spreads than we have seen in the current market environment. We believe the excesses of the past several years have yet to be resolved through short-term market volatility and central bank reaction. Consequently, we believe these will continue to have an economic and market impact.

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

3  HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR CORE PLUS FIXED INCOME FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Lehman Brothers U.S.               HSBC Investor Core Plus
                     Aggregate Index               Fixed Income Fund (Advisor)

10/97                   $ 10,000                            $ 10,000
12/97                   $ 10,147                            $ 10,130
                        $ 10,305                            $ 10,278
                        $ 10,546                            $ 10,455
                        $ 10,992                            $ 10,707
12/98                   $ 11,029                            $ 10,824
                        $ 11,107                            $ 10,829
                        $ 10,878                            $ 10,670
                        $ 10,951                            $ 10,710
12/99                   $ 10,938                            $ 10,707
                        $ 11,179                            $ 10,906
                        $ 11,374                            $ 11,070
                        $ 11,717                            $ 11,441
12/00                   $ 12,210                            $ 11,909
                        $ 12,580                            $ 12,320
                        $ 12,651                            $ 12,445
                        $ 13,235                            $ 12,885
12/01                   $ 13,241                            $ 12,993
                        $ 13,253                            $ 12,954
                        $ 13,743                            $ 13,313
                        $ 14,372                            $ 13,874
12/02                   $ 14,598                            $ 14,106
                        $ 14,802                            $ 14,307
                        $ 15,172                            $ 14,708
                        $ 15,150                            $ 14,686
12/03                   $ 15,198                            $ 14,745
                        $ 15,602                            $ 15,095
                        $ 15,220                            $ 14,761
                        $ 15,707                            $ 15,198
12/04                   $ 15,857                            $ 15,373
                        $ 15,781                            $ 15,307
                        $ 16,256                            $ 15,748
                        $ 16,146                            $ 15,675
12/05                   $ 16,242                            $ 15,742
                        $ 16,137                            $ 15,694
                        $ 16,125                            $ 15,722
                        $ 16,739                            $ 16,287
12/06                   $ 16,946                            $ 16,842
                        $ 17,201                            $ 17,123
                        $ 17,112                            $ 17,058
                        $ 17,598                            $ 17,474
12/07                   $ 17,757                            $ 17,606

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Lehman Brothers U.S.               HSBC Investor Core Plus
                     Aggregate Index               Fixed Income Fund Class A(1)

10/97                   $ 10,000                            $  9,528
12/97                   $ 10,147                            $  9,637
                        $ 10,305                            $  9,781
                        $ 10,546                            $  9,933
                        $ 10,992                            $ 10,183
12/98                   $ 11,029                            $ 10,254
                        $ 11,107                            $ 10,256
                        $ 10,878                            $ 10,096
                        $ 10,951                            $ 10,120
12/99                   $ 10,938                            $ 10,123
                        $ 11,179                            $ 10,273
                        $ 11,374                            $ 10,435
                        $ 11,717                            $ 10,764
12/00                   $ 12,210                            $ 11,196
                        $ 12,580                            $ 11,549
                        $ 12,651                            $ 11,660
                        $ 13,235                            $ 12,051
12/01                   $ 13,241                            $ 12,136
                        $ 13,253                            $ 12,092
                        $ 13,743                            $ 12,413
                        $ 14,372                            $ 12,901
12/02                   $ 14,598                            $ 13,113
                        $ 14,802                            $ 13,283
                        $ 15,172                            $ 13,642
                        $ 15,150                            $ 13,600
12/03                   $ 15,198                            $ 13,634
                        $ 15,602                            $ 13,946
                        $ 15,220                            $ 13,612
                        $ 15,707                            $ 14,011
12/04                   $ 15,857                            $ 14,162
                        $ 15,781                            $ 14,099
                        $ 16,256                            $ 14,484
                        $ 16,146                            $ 14,400
12/05                   $ 16,242                            $ 14,466
                        $ 16,137                            $ 14,406
                        $ 16,125                            $ 14,425
                        $ 16,739                            $ 14,929
12/06                   $ 16,946                            $ 15,438
                        $ 17,201                            $ 15,685
                        $ 17,112                            $ 15,605
                        $ 17,598                            $ 15,989
10/07                   $ 17,757                            $ 16,105

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                              EXPENSE
FUND PERFORMANCE                                                         AVERAGE ANNUAL TOTAL RETURN (%)   RATIO (%)(5)
-----------------------------------------------------------------------------------------------------------------------
                                                             INCEPTION     1      5     10       SINCE
AS OF OCTOBER 31, 2007                                          DATE     YEAR   YEAR   YEAR    INCEPTION   GROSS    NET
-----------------------------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund (Advisor)            1/9/95    7.20   5.08   5.82      6.86       0.80   0.45
-----------------------------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund Class A(1)          8/26/96    1.86   3.72   4.88      5.46       1.44   0.70
-----------------------------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund Class B(2)           1/6/98    2.10   3.95     --      4.77       2.19   1.45
-----------------------------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund Class C(3)          11/4/98    4.92   3.92     --      4.58       2.19   1.45
-----------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index(4)                            --    5.38   4.41   5.91       N/A        N/A    N/A
-----------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment-Grade Debt Funds Average(4)         --    4.08   4.11   5.15       N/A        N/A    N/A
-----------------------------------------------------------------------------------------------------------------------



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

The total returns for Advisor Class, Class A Shares, B Shares and Class C Shares of the Fund for the year ended October 31, 2007 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 would have been lower.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4) FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS. EFFECTIVE JULY 2006, THE FUND WAS RECLASSIFIED FROM THE LIPPER GENERAL BOND FUNDS AVERAGE TO THE LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Lehman Brothers U.S. Aggregate Index, an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index

                                                HSBC INVESTOR FAMILY OF FUNDS  4

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PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. HIGH YIELD TEAM

HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The HSBC High Yield Team provides the day to day management of the portfolio. The Team's philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

MARKET COMMENTARY

The Fund delivered a total return of 7.13% (without sales charge) for Class A Shares and 7.29% for Class I Shares for the period ended October 31, 2007. That compared to 6.85% and 6.21% total return for the Fund's benchmarks, the Merrill Lynch U.S. High Yield Master II Index(1) and the Lipper High Current Yield Funds Average(1), respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO PERFORMANCE

The Fund (Class I Shares) outperformed the benchmark for the period under review. Performance was driven by the Fund's overweight exposure in CCC-rated issuers and its underweight in the building products and home builders industries.*

Going forward, we will maintain duration that approximates that of the benchmark. We continue to analyze the yield curve for pricing anomalies. Our outlook for the remainder of 2007 is cautiously optimistic. On an industry front, we remain positive on the energy, gaming, wireless, and cable sectors. Although we remain cautious on home builders, financials and autos.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

5  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  HSBC Investor High Yield              Merrill Lynch
                  Fixed Income Fund Class I     U.S. High Yield Master II Index
11/18/2005                   $10,000                     $10,000
12/05                        $10,064                     $10,150
3/06                         $10,436                     $10,443
6/06                         $10,352                     $10,464
9/06                         $10,717                     $10,885
12/06                        $11,148                     $11,347
3/07                         $11,525                     $11,653
6/07                         $11,582                     $11,693
9/07                         $11,597                     $11,727
10/07                        $11,666                     $11,803

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  HSBC Investor High Yield            Merrill Lynch
                 Fixed Income Fund Class A(1)   U.S. High Yield Master II Index
11/18/2005                   $ 9,524                      $10,000
12/05                        $ 9,583                      $10,150
3/06                         $ 9,931                      $10,443
6/06                         $ 9,845                      $10,464
9/06                         $10,185                      $10,885
12/06                        $10,588                      $11,347
3/07                         $10,929                      $11,653
6/07                         $10,988                      $11,693
9/07                         $10,994                      $11,727
10/07                        $11,058                      $11,803

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

-----------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL        EXPENSE
FUND PERFORMANCE                                                                 TOTAL RETURN (%)    RATIO (%)(5)
-----------------------------------------------------------------------------------------------------------------
                                                                     INCEPTION    1       SINCE
AS OF OCTOBER 31, 2007                                                  DATE     YEAR    INCEPTION   GROSS   NET
-----------------------------------------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class A(1)                 11/18/05   2.00      5.29       3.53   0.80
-----------------------------------------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class B(2)                 11/21/05   2.28      5.71       4.28   1.55
-----------------------------------------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class C(3)                 12/14/05   5.21      7.26       4.28   1.55
-----------------------------------------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class I                    11/18/05   7.29      8.22       3.28   0.55
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Master II Index(4)                            --   6.85      N/A         N/A    N/A
-----------------------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds Average(4)                                  --   6.21      N/A         N/A    N/A
-----------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index which measures the performance of the broad high yield market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                                HSBC INVESTOR FAMILY OF FUNDS  6

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Intermediate Duration Fixed Income Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Portfolio").

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

The Fund returned 8.67% (without sales charge) for the Class A Shares and 8.93% for the Class I Shares during the 12-month period ended October 31, 2007. That compared to a total return of 5.53% and 4.08% for Lehman Brothers Intermediate U.S. Aggregate Index(1) and the Lipper Intermediate Investment-Grade Debt Funds Average(1).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO PERFORMANCE

The Fund (Class I Shares) outperformed the benchmark for the period under review. The key component of that outperformance was the Fund's defensive positioning. Early in the year, exposure to select off-benchmark holdings in high yield and emerging market debt contributed to positive performance. These gains were further enhanced later in the year, as the Fund moved to an underweight in corporates, as spread sectors underperformed duration adjusted treasuries. The Fund also benefited from individual security selection within corporate credits and mortgages.*

Going forward, we will continue to analyze the yield curve for pricing anomalies and opportunistically add duration as higher yields reflect fair value. We look to remain defensive as we believe that the fundamentals may continue to deteriorate over the next 6-12 months eventually causing speculative grade defaults to rise from current levels. If this occurs, we will see a much more dramatic widening in credit spreads than we have seen in the current market environment. We believe the excesses of the past several years have yet to be resolved through short-term market volatility and central bank reaction. Consequently, we believe these will continue to have an economic and market impact.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

7  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Lehman Brothers    HSBC Investor Intermediate
                            Intermediate U.S.         Duration Fixed
                             Aggregate Index        Income Fund Class I
1/23/01                         $ 10,000                $ 10,000
                                $ 10,147                $ 10,237
                                $ 10,230                $ 10,278
                                $ 10,690                $ 10,813
12/01                           $ 10,696                $ 10,767
                                $ 10,731                $ 10,701
                                $ 11,115                $ 10,988
                                $ 11,535                $ 11,451
12/02                           $ 11,711                $ 11,581
                                $ 11,860                $ 11,705
                                $ 12,084                $ 11,974
                                $ 12,106                $ 11,953
12/03                           $ 12,157                $ 11,969
                                $ 12,433                $ 12,214
                                $ 12,188                $ 11,969
                                $ 12,515                $ 12,268
12/04                           $ 12,612                $ 12,355
                                $ 12,542                $ 12,260
                                $ 12,845                $ 12,534
                                $ 12,795                $ 12,483
12/05                           $ 12,866                $ 12,514
                                $ 12,833                $ 12,514
                                $ 12,848                $ 12,555
                                $ 13,286                $ 13,003
12/06                           $ 13,454                $ 13,660
                                $ 13,666                $ 13,905
                                $ 13,618                $ 13,877
                                $ 13,994                $ 14,177
10/07                           $ 14,107                $ 14,271

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Lehman Brothers    HSBC Investor Intermediate
                            Intermediate U.S.         Duration Fixed
                             Aggregate Index       Income Fund Class A(1)
2/7/01                          $ 10,000                 $  9,526
                                $ 10,147                 $  9,691
                                $ 10,230                 $  9,732
                                $ 10,690                 $ 10,198
12/01                           $ 10,696                 $ 10,159
                                $ 10,731                 $ 10,080
                                $ 11,115                 $ 10,355
                                $ 11,535                 $ 10,775
12/02                           $ 11,711                 $ 10,900
                                $ 11,860                 $ 11,001
                                $ 12,084                 $ 11,257
                                $ 12,106                 $ 11,230
12/03                           $ 12,157                 $ 11,238
                                $ 12,433                 $ 11,461
                                $ 12,188                 $ 11,214
                                $ 12,515                 $ 11,499
12/04                           $ 12,612                 $ 11,573
                                $ 12,542                 $ 11,477
                                $ 12,845                 $ 11,727
                                $ 12,795                 $ 11,671
12/05                           $ 12,866                 $ 11,694
                                $ 12,833                 $ 11,687
                                $ 12,848                 $ 11,717
                                $ 13,286                 $ 12,128
12/06                           $ 13,454                 $ 12,721
                                $ 13,666                 $ 12,955
                                $ 13,618                 $ 12,921
                                $ 13,994                 $ 13,192
10/07                           $ 14,107                 $ 13,277

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL          EXPENSE
FUND PERFORMANCE                                                                      TOTAL RETURN (%)      RATIO (%)(5)
------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION     1      5      SINCE
AS OF OCTOBER 31, 2007                                                   DATE     YEAR   YEAR   INCEPTION   GROSS    NET
------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class A(1)        2/7/01    3.56   3.38      4.30      1.65   0.65
------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class B(2)       2/15/01    3.96   3.61      4.36      2.40   1.40
------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class C(3)       2/13/01    6.86   3.61      4.24      2.40   1.40
------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class I          1/23/01    8.93   4.63      5.39      1.40   0.40
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Aggregate Index(4)                        --    5.53   4.12       N/A       N/A    N/A
------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment-Grade Debt Funds Average(4)                  --    4,08   4.11       N/A       N/A    N/A
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

The total returns for Class A shares, Class B Shares, Class C Shares and Class I Shares of the Fund for the year ended October 31, 2007 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 would have been lower.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
      4.00%.

(3)   REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
      1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Lehman Brothers Intermediate U.S. Aggregate Index, an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                                HSBC INVESTOR FAMILY OF FUNDS  8

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

MARKET COMMENTARY

The Fund delivered a total return of 2.34% (without sales charge) for Class A Shares and 2.59% for Class I Shares for the 12-month period ended October 31, 2007. That compared to 3.09% and 1.62% for the Fund's benchmarks, the Lehman Brothers New York Tax Exempt Index(1) and the Lipper New York Municipal Debt Funds Average(1), respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Fiscal conditions for state and local governments were mostly positive, but as the housing recession continues to worsen, the trend of strong revenue growth has weakened as well. Realty revenue has dramatically declined in states such as California, Florida and Nevada that had the strongest housing appreciation in recent years. At the same time, spending on Medicaid, pensions, infrastructure and security continues to grow. Most state and local governments though have rebuilt their reserves and should aid in weathering challenging times ahead.

Back in June and July, New York City received another credit upgrade from rating agencies, due to continued fiscal discipline and strong revenue growth. Standard & Poor's, Moody's and Fitch rate the city as AA, Aa3 and A- respectively. However, the subprime crisis has started to take its toll on Wall Street profits, and coupled with an expected decline in housing prices, will crimp city and state revenues as well.

Tax-free money markets were primarily influenced by technical supply and demand factors. Ample supply of variable rate demand notes (VRDN's) and tender option bonds exerted upward pressure on yields in the front end of the short municipal yield curve. In general, VRDN's provided higher returns than longer dated maturities. The SIFMA Muni Swap Index(1) of high grade VRDN's during the six month period ranged from a low of 3.58% in July, with heavy reinvestments of coupons and maturities, to 3.95% in August, the peak of the subprime liquidity crisis. One year note yields averaged 3.70% during June and July as new issuance flooded the market, but readjusted to an average of 3.40% as the Federal Reserve cut fed funds by 50 basis points (0.50%) to 4.75% in September with the additional 25 basis points (0.25%) cut at the end of October the one year note averaged 3.30% for the end of October.

PERFORMANCE REVIEW

The Fund endeavored to maintain a weighted average maturity slightly longer than the industry average over the last six months, as we expected the Federal Reserve to ease monetary policy. With a mostly flat to inverted short municipal yield curve, the fund was overweight in VRDN's. When the opportunities arose, we extended maturity buying commercial paper and notes from three months out to one year to help lock in yields, which may outperform VRDN's in a declining rate environment. As we wind down 2007, we will maintain our current maturity stance. The housing sector has yet to bottom, which may cause further credit turmoil and increase likelihood of additional monetary easing. However, higher commodity prices and a weaker dollar in recent days could push inflation higher. We will continue to monitor future data and adjust our strategy accordingly.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

9  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Lehman Brothers New      HSBC Investor New York
                          York Tax Exempt Index   Tax-Free Bond Fund Class I
10/97                           $ 10,000                  $ 10,000
12/97                           $ 10,211                  $ 10,217
                                $ 10,347                  $ 10,325
                                $ 10,516                  $ 10,472
                                $ 10,839                  $ 10,845
12/98                           $ 10,914                  $ 10,875
                                $ 11,012                  $ 10,943
                                $ 10,817                  $ 10,702
                                $ 10,776                  $ 10,579
12/99                           $ 10,692                  $ 10,540
                                $ 11,016                  $ 10,849
                                $ 11,187                  $ 10,933
                                $ 11,449                  $ 11,190
12/00                           $ 11,976                  $ 11,681
                                $ 12,240                  $ 11,932
                                $ 12,341                  $ 11,996
                                $ 12,617                  $ 12,284
12/01                           $ 12,556                  $ 12,156
                                $ 12,710                  $ 12,285
                                $ 13,143                  $ 12,650
                                $ 13,766                  $ 13,296
12/02                           $ 13,770                  $ 13,280
                                $ 13,939                  $ 13,417
                                $ 14,285                  $ 13,781
                                $ 14,314                  $ 13,734
12/03                           $ 14,497                  $ 13,903
                                $ 14,735                  $ 14,079
                                $ 14,391                  $ 13,793
                                $ 14,944                  $ 14,247
12/04                           $ 15,115                  $ 14,361
                                $ 15,107                  $ 14,296
                                $ 15,530                  $ 14,660
                                $ 15,504                  $ 14,611
12/05                           $ 15,618                  $ 14,691
                                $ 15,664                  $ 14,687
                                $ 15,666                  $ 14,659
                                $ 16,183                  $ 15,132
12/06                           $ 16,358                  $ 15,245
                                $ 16,490                  $ 15,370
                                $ 16,401                  $ 15,261
                                $ 16,698                  $ 15,548
10/07                           $ 16,783                  $ 15,599

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Lehman Brothers New      HSBC Investor New York
                          York Tax Exempt Index   Tax-Free Bond Fund Class A(1)
10/97                           $ 10,000                   $  9,526
12/97                           $ 10,211                   $  9,730
                                $ 10,347                   $  9,819
                                $ 10,516                   $  9,953
                                $ 10,839                   $ 10,303
12/98                           $ 10,914                   $ 10,324
                                $ 11,012                   $ 10,382
                                $ 10,817                   $ 10,146
                                $ 10,776                   $ 10,023
12/99                           $ 10,692                   $  9,978
                                $ 11,016                   $ 10,265
                                $ 11,187                   $ 10,339
                                $ 11,449                   $ 10,575
12/00                           $ 11,976                   $ 11,032
                                $ 12,240                   $ 11,261
                                $ 12,341                   $ 11,315
                                $ 12,617                   $ 11,579
12/01                           $ 12,556                   $ 11,452
                                $ 12,710                   $ 11,566
                                $ 13,143                   $ 11,902
                                $ 13,766                   $ 12,502
12/02                           $ 13,770                   $ 12,479
                                $ 13,939                   $ 12,600
                                $ 14,285                   $ 12,934
                                $ 14,314                   $ 12,881
12/03                           $ 14,497                   $ 13,032
                                $ 14,735                   $ 13,189
                                $ 14,391                   $ 12,913
                                $ 14,944                   $ 13,330
12/04                           $ 15,115                   $ 13,428
                                $ 15,107                   $ 13,359
                                $ 15,530                   $ 13,690
                                $ 15,504                   $ 13,636
12/05                           $ 15,618                   $ 13,702
                                $ 15,664                   $ 13,690
                                $ 15,666                   $ 13,655
                                $ 16,183                   $ 14,087
12/06                           $ 16,358                   $ 14,184
                                $ 16,490                   $ 14,278
                                $ 16,401                   $ 14,168
                                $ 16,698                   $ 14,439
10/07                           $ 16,783                   $ 14,483

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

---------------------------------------------------------------------------------------------------------------------
                                                                                                            EXPENSE
FUND PERFORMANCE                                                       AVERAGE ANNUAL TOTAL RETURN (%)   RATIO (%)(5)
---------------------------------------------------------------------------------------------------------------------
                                                           INCEPTION     1      5      10     SINCE
AS OF OCTOBER 31, 2007                                        DATE      YEAR   YEAR   YEAR   INCEPTION   GROSS    NET
---------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A(1)         5/1/95    -2.54   2.39   3.77      4.56      0.93   0.93
---------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class B(2)         1/6/98    -2.37   2.62     --      3.62      1.68   1.68
---------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class C(3)        11/4/98     0.58   2.61     --      3.16      1.68   1.68
---------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class I            7/1/96     2.59   3.64   4.55      5.00      0.68   0.68
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers New York Tax Exempt Index(4)                     --     3.09   4.37   5.31       N/A       N/A    N/A
---------------------------------------------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average(4)                  --     1.62   3.86   4.43       N/A       N/A    N/A
---------------------------------------------------------------------------------------------------------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Lehman Brothers New York Tax Exempt Index, an unmanaged index composed of investment-grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                               HSBC INVESTOR FAMILY OF FUNDS  10

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY PHILIP J. SANDERS, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA AND DANIEL P. BECKER, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The HSBC Investor Growth Fund (the "Fund") seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a "master-feeder", and invests all of its investable assets in the HSBC Investor Growth Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as sub-adviser.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MARKET COMMENTARY

The Fund returned 30.45% (without sales charge) for the Class A Shares and 30.73% for the Class I Shares for the 12-month period ended October 31, 2007. That compared to a 19.23% for the Russell 1000(R) Growth Index(1) and a 21.72% return for the Lipper Large-Cap Growth Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Equities in general performed well during the Fund's fiscal year ended October 31, 2007, and large-cap growth stocks in particular generated healthy returns. Investors worried that the housing market's slump and the subprime mortgage crisis would weaken economic growth, so they sought shares of firms that appeared poised to deliver earnings growth in a slowing economy. Those trends helped the Fund post a strong absolute gain for the 12-month period under review.

The Fund outperformed its benchmark index largely due to strong stock selection. In fact, security selection added to relative returns in seven of the eight economic sectors in which the Fund invested during the period. The performance of the Fund's holdings in the technology, consumer discretionary, materials and energy sectors especially lifted its return relative to the benchmark.*

The Fund's holdings in the financial sector weighed on its relative performance. The subprime mortgage crisis caused problems for many of the financial stocks in the Fund's portfolio, as investors worried that a deteriorating credit environment could eat into financial firms' profits.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

11  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Russell 1000(R) Growth Index     HSBC Investor Growth Fund Class I

5/10/04               $10,000                              $10,000
                      $10,314                              $10,486
                      $ 9,775                              $ 9,944
12/04                 $10,671                              $10,629
                      $10,235                              $10,340
                      $10,487                              $10,805
                      $10,908                              $11,190
12/05                 $11,233                              $11,849
                      $11,580                              $12,248
                      $11,129                              $12,012
                      $11,567                              $11,898
12/06                 $12,252                              $12,490
                      $12,398                              $12,701
                      $13,248                              $13,381
                      $13,805                              $15,046
10/07                 $14,275                              $15,874

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Russell 1000(R) Growth Index   HSBC Investor Growth Fund Class A(1)
5/10/04               $10,000                              $ 9,500
                      $10,314                              $ 9,962
                      $ 9,775                              $ 9,440
12/04                 $10,671                              $10,085
                      $10,235                              $ 9,805
                      $10,487                              $10,241
                      $10,908                              $10,598
12/05                 $11,233                              $11,222
                      $11,580                              $11,593
                      $11,129                              $11,361
                      $11,567                              $11,246
12/06                 $12,252                              $11,798
                      $12,398                              $11,982
                      $13,248                              $12,619
                      $13,805                              $14,186
10/07                 $14,275                              $14,962

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

-----------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL           EXPENSE
FUND PERFORMANCE                                           TOTAL RETURN (%)       RATIO (%)(5)
-----------------------------------------------------------------------------------------------
                                          INCEPTION     1       3       SINCE
AS OF OCTOBER 31, 2007                       DATE      YEAR    YEAR   INCEPTION   GROSS     NET
-----------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class A(1)       5/10/04    23.94   14.37     12.29      1.44    1.20
-----------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class B(2)       5/10/04    25.43   14.97     12.87      2.19    1.95
-----------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class C(3)       5/10/04    28.49   15.49     13.09      2.19    1.95
-----------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class I          5/10/04    30.73   16.62     14.21      1.19    0.95
-----------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index(4)                 --    19.23   12.87       N/A       N/A     N/A
-----------------------------------------------------------------------------------------------
Lipper Large-Cap Growth funds Average(4)        --    21.72   12.94       N/A       N/A     N/A
-----------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Russell 1000(R) Growth Index an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                               HSBC INVESTOR FAMILY OF FUNDS  12

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH AND INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY GARY U. ROLLE, CFA, PRINCIPAL/CHIEF INVESTMENT OFFICER AND
EDWARD S. HAN, PRINCIPAL/PORTFOLIO MANAGER AND
TRANSAMERICA INVESTMENT MANAGEMENT, LLC

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. The Fund employs Transamerica Investment Management, LLC ("TIM") as the sub-adviser to the Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

The Fund returned 28.09% (without sales charge) for the Class A Shares and 28.46% for the Class I Shares for the 12-month period ended October 31, 2007. That compared to a 14.55% return for the Standard & Poor's 500 Index(1) and a 14.56% return for the Lipper Large-Cap Core Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Stocks performed well during the period under review, despite a slowdown in the U.S. economy and market volatility related to the subprime mortgage crisis. Global economic growth and its positive impact on U.S. companies with international exposure helped lift the stock market, benefiting the Fund's absolute returns.

The Fund held an overweight position relative to its index in shares of information technology and industrial firms. These sectors posted some of the market's strongest gains during the 12-month period, helping the Fund outperform its benchmark. Conversely, an underweight stake in the financial sector boosted relative performance, as investors concerned about the potential effects of the subprime mortgage crisis sold stocks in that sector. Selection among consumer discretionary sector stocks also contributed to the Fund's substantial relative gain.*

An underweight position in the energy sector detracted from performance against the index, as energy stocks generated strong returns. The Fund's holdings in the consumer staples and health care sectors weighed on relative performance as well.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

13  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH AND INCOME FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                  HSBC Investor Growth and
              Standard & Poor's 500 Index            Income Fund Class I
4/2/01                  $10,000                           $10,000
                        $10,585                           $10,588
                        $ 9,032                           $ 9,019
12/01                   $ 9,997                           $ 9,598
                        $10,024                           $ 9,436
                        $ 8,682                           $ 8,138
                        $ 7,183                           $ 6,675
12/02                   $ 7,788                           $ 7,180
                        $ 7,543                           $ 7,067
                        $ 8,704                           $ 8,114
                        $ 8,934                           $ 8,227
12/03                   $10,021                           $ 9,091
                        $10,191                           $ 9,174
                        $10,366                           $ 9,178
                        $10,172                           $ 8,940
12/04                   $11,111                           $ 9,784
                        $10,872                           $ 9,492
                        $11,021                           $ 9,590
                        $11,418                           $10,355
12/05                   $11,656                           $10,780
                        $12,146                           $11,357
                        $11,971                           $11,105
                        $12,649                           $11,126
12/06                   $13,495                           $11,829
                        $13,582                           $12,112
                        $14,434                           $12,999
                        $14,727                           $13,987
10/07                   $14,961                           $14,818

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                  HSBC Investor Growth and
              Standard & Poor's 500 Index          Income Fund Class A(1)
4/12/01                 $10,000                           $ 9,498
                        $10,585                           $ 9,730
                        $ 9,032                           $ 8,277
12/01                   $ 9,997                           $ 8,811
                        $10,024                           $ 8,653
                        $ 8,682                           $ 7,459
                        $ 7,183                           $ 6,117
12/02                   $ 7,788                           $ 6,575
                        $ 7,543                           $ 6,462
                        $ 8,704                           $ 7,423
                        $ 8,934                           $ 7,517
12/03                   $10,021                           $ 8,299
                        $10,191                           $ 8,365
                        $10,366                           $ 8,377
                        $10,172                           $ 8,150
12/04                   $11,111                           $ 8,922
                        $10,872                           $ 8,646
                        $11,021                           $ 8,733
                        $11,418                           $ 9,419
12/05                   $11,656                           $ 9,801
                        $12,146                           $10,316
                        $11,971                           $10,077
                        $12,649                           $10,096
12/06                   $13,495                           $10,726
                        $13,582                           $10,983
                        $14,434                           $11,775
                        $14,727                           $12,664
10/07                   $14,961                           $13,409

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

----------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL            EXPENSE
FUND PERFORMANCE                                                     TOTAL RETURN (%)         RATIO (%)(5)
----------------------------------------------------------------------------------------------------------
                                                     INCEPTION     1       5       SINCE
AS OF OCTOBER 31, 2007                                 DATE       YEAR    YEAR   INCEPTION   GROSS    NET
----------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A(1)       4/12/01    21.66   13.63      4.58      1.47   1.20
----------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class B(2)        4/5/01    23.19   13.97      5.13      2.22   1.95
----------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class C(3)       11/3/03    26.15      --     13.20      2.22   1.95
----------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class I           4/2/01    28.46   15.10      6.16      1.22   0.95
----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                             --    14.55   13.87      N/A       N/A     N/A
----------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(4)                     --    14.56   12.58      N/A       N/A     N/A
----------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                               HSBC INVESTOR FAMILY OF FUNDS  14

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND (ADVISOR, CLASS A SHARES, B SHARES, AND C SHARES)
BY KEVIN F. SIMMS
CO-CIO INTERNATIONAL VALUE EQUITIES AND DIRECTOR OF RESEARCH - GLOBAL AND INTERNATIONAL VALUE EQUITIES ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs AllianceBernstein L.P. ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MARKET COMMENTARY

For the 12-month period ended October 31, 2007, the Advisor shares of the HSBC Investor International Equity Fund produced a 25.41% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 24.19% (without sales charge). That compared to a total return of 25.43% and 26.23% for the Funds' benchmarks, the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

International stocks performed well during the period. Investors encouraged by solid global economic growth and generally low interest rates bid up stocks in foreign markets, helping the Fund post strong absolute returns. Substantial declines in the value of the U.S. dollar also boosted absolute returns, as they increased the value of assets denominated in foreign currencies.

The Fund held an overweight position relative to its benchmark index in shares of industrial commodities firms. Strong global demand, fueled by powerful economic growth in China and elsewhere, pushed up prices on commodities and bolstered the profits of commodities-related firms. Commodities stocks surged as a result, helping the Fund to produce positive performance.

The Fund's holdings in the financial sector weighed on relative performance. Global investors during the second half of the period became concerned about rising mortgage defaults by U.S. homeowners with weak credit. Investors worried that sub-prime mortgage defaults could undermine securities backed by such loans, potentially leading to a global credit crunch. Financial stocks generally declined as a result of those fears, so the Fund's overweight position in the sector detracted from its returns relative to the benchmark which resulted with the Fund's (Advisor Shares) slightly underperforming the MSCI EAFE Index.

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

15  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                             HSBC Investor International
                     MSCI EAFE Index            Equity Fund (Advisor)
10/97                   $ 10,000                      $ 10,000
12/97                   $  99,89                      $  9,935
                        $ 11,466                      $ 11,514
                        $ 11,595                      $ 11,318
                        $  99,55                      $  9,528
12/98                   $ 12,020                      $ 11,170
                        $ 11,987                      $ 12,136
                        $ 12,514                      $ 13,437
                        $ 13,072                      $ 14,599
12/99                   $ 15,301                      $ 19,102
                        $ 15,294                      $ 19,800
                        $ 14,697                      $ 18,779
                        $ 13,520                      $ 16,528
12/00                   $ 13,166                      $ 15,349
                        $ 11,368                      $ 13,574
                        $ 11,269                      $ 13,574
                        $  9,697                      $ 11,291
12/01                   $ 10,374                      $ 12,667
                        $ 10,481                      $ 12,762
                        $ 10,231                      $ 12,133
                        $  8,217                      $  9,493
12/02                   $  8,750                      $ 10,340
                        $  8,038                      $  9,341
                        $  9,611                      $ 10,971
                        $ 10,398                      $ 11,592
12/03                   $ 12,176                      $ 13,376
                        $ 12,713                      $ 13,915
                        $ 12,768                      $ 13,995
                        $ 12,739                      $ 14,480
12/04                   $ 14,697                      $ 16,549
                        $ 14,682                      $ 16,661
                        $ 14,572                      $ 16,438
                        $ 16,093                      $ 18,506
12/05                   $ 16,756                      $ 19,256
                        $ 18,344                      $ 21,670
                        $ 18,516                      $ 21,606
                        $ 19,254                      $ 22,631
12/06                   $ 21,257                      $ 25,261
                        $ 22,138                      $ 26,046
                        $ 23,615                      $ 28,399
                        $ 24,142                      $ 28,744
10/07                   $ 25,093                      $ 29,600

                                  [LINE GRAPH]

                                             HSBC Investor Overseas Equity
                     MSCI EAFE Index               Fund Class A(1)
10/97                   $ 10,000                      $  9,499
12/97                   $  9,989                      $  9,444
                        $ 11,466                      $ 10,908
                        $ 11,595                      $ 10,700
                        $  9,955                      $  8,978
12/98                   $ 12,020                      $ 10,441
                        $ 11,987                      $ 11,308
                        $ 12,514                      $ 12,491
                        $ 13,072                      $ 13,524
12/99                   $ 15,301                      $ 17,615
                        $ 15,294                      $ 18,189
                        $ 14,697                      $ 17,270
                        $ 13,520                      $ 15,170
12/00                   $ 13,166                      $ 14,060
                        $ 11,368                      $ 12,409
                        $ 11,269                      $ 12,382
                        $  9,697                      $ 10,289
12/01                   $ 10,374                      $ 11,523
                        $ 10,481                      $ 11,599
                        $ 10,231                      $  11036
                        $  8,217                      $  8,737
12/02                   $  8,750                      $  9,514
                        $  8,038                      $  8,521
                        $  9,611                      $  9,870
                        $ 10,398                      $ 10,593
12/03                   $ 12,176                      $ 12,213
                        $ 12,713                      $ 12,687
                        $ 12,768                      $ 12,745
                        $ 12,739                      $ 13,160
12/04                   $ 14,697                      $ 15,009
                        $ 14,682                      $ 15,092
                        $ 14,572                      $ 14,855
                        $ 16,093                      $ 16,694
12/05                   $ 16,756                      $ 17,331
                        $ 18,344                      $ 19,482
                        $ 18,516                      $ 19,381
                        $ 19,254                      $ 20,266
12/06                   $ 21,257                      $ 22,576
                        $ 22,138                      $ 23,191
                        $ 23,615                      $ 25,214
                        $ 24,142                      $ 25,483
10/07                   $ 25,093                      $ 26,226

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    EXPENSE
FUND PERFORMANCE                                                           AVERAGE ANNUAL TOTAL RETURN (%)        RATIO (%)(5)
--------------------------------------------------------------------------------------------------------------------------------
                                                         INCEPTION      1          5         10        SINCE
AS OF OCTOBER 31, 2007                                     DATE        YEAR       YEAR      YEAR     INCEPTION   GROSS      NET
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund (Advisor)          1/9/95     25.41      23.68     11.46       11.93      0.97     0.97
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class A(1)             8/26/96     17.99      21.49     10.12       10.44      1.67     1.67
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class B(2)              1/6/98     19.26      21.82        --       10.34      2.42     2.42
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class C(3)             11/4/98     22.39      21.85        --       10.66      2.42     2.42
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(4)                                             --     25.43      23.71      9.64        N/A        N/A      N/A
--------------------------------------------------------------------------------------------------------------------------------
Lipper International Large-Cap Core Average(4)                 --     26.23      20.94      8.40        N/A        N/A      N/A
--------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                               HSBC INVESTOR FAMILY OF FUNDS  16

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR MID-CAP FUND
(CLASS A SHARES, B SHARES, C SHARES AND TRUST SHARES)
BY TONY Y. DONG, CFA, DIRECTOR, MID-CAP EQUITY AND SENIOR PORTFOLIO MANAGER AND BRIAN S. MATUSZAK, CFA, SENIOR EQUITY ANALYST AND
ANDY Y. MUI, CPA, SENIOR EQUITY ANALYST
MUNDER CAPITAL MANAGEMENT

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve its objective by investing in common or preferred stocks and convertible securities. The Fund will normally invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the S&P MidCap 400 Index (between $600 million and $12 billion as of January 31,
2007) at the time of acquisition. Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities. The Portfolio employs Munder Capital Management ("Munder") as sub-investment adviser.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

MARKET COMMENTARY

The Fund's Class A Shares posted a return of 30.51% (without sales charge) and
30.80 % for the Trust Shares for the 12-month period ended October 31, 2007. That compares to 17.02% and 26.07% for the Fund's benchmarks, the S&P MidCap 400 Index(1) and the Lipper Mid-Cap Growth Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Stock selection was the most prominent driver of strong absolute returns. The Fund produced double-digit gains in eight of the ten economic sectors represented in the index, while approximately 60% of the stocks in the portfolio generated double- or triple-digit gains. Mid-cap growth stocks performed especially well during this period. Investors moved up the market cap scale from more economically sensitive small cap stocks in favor of shares of somewhat larger companies that could produce above-average earnings in a weakening economy.*

Stock selection was also key in helping the Fund outperform the benchmark index. Selection was beneficial across most sectors. For example, shares of a video-game retailer, a bank, an energy services and equipment provider and an engineering and construction firm all tripled in value during the 12-month period. Likewise, the stock of an online advertising firm, a digital mapping company, a utilities software enterprise and a medical devices maker tripled as well. A larger-than-benchmark position in industrials and an underweight stake in financials also boosted relative performance.*

Stock selection within the consumer staples sector represented the largest drag on relative performance, as two of the four consumer staples stocks in the portfolio posted negative returns. Losses of those two stocks reduced the Fund's relative gain by only 0.74 percentage points.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

17  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR MID-CAP FUND - AS OF OCTOBER 31, 2007

                                  [LINE GRAPH]

                                    HSBC Investor Mid-Cap  HSBC Investor Mid-Cap
             S&P MidCap 400 Index       Fund Trust            Fund Class A(1)
10/97              $ 10,000              $ 10,000                $  9,507
12/97              $ 10,542              $ 10,270                $  9,762
                   $ 11,703              $ 11,259                $ 10,697
                   $ 11,452              $ 11,511                $ 10,935
                   $  9,796              $  9,406                $  8,929
12/98              $ 12,557              $ 11,241                $ 10,663
                   $ 12,068              $ 11,727                $ 11,122
                   $ 13,420              $ 13,147                $ 12,449
                   $ 12,293              $ 12,230                $ 11,599
12/99              $ 14,406              $ 15,558                $ 14,728
                   $ 16,233              $ 18,363                $ 17,381
                   $ 15,698              $ 17,986                $ 17,007
                   $ 17,605              $ 19,209                $ 18,146
12/00              $ 16,927              $ 172,89                $ 16,331
                   $ 15,104              $ 15,756                $ 14,881
                   $ 17,091              $ 17,417                $ 16,452
                   $ 14,260              $ 14,259                $ 13,448
12/01              $ 16,825              $ 15,683                $ 14,795
                   $ 17,956              $ 15,610                $ 14,708
                   $ 16,285              $ 13,419                $ 12,637
                   $ 13,591              $ 11,009                $ 10,358
12/02              $ 14,383              $ 11,447                $ 10,772
                   $ 13,746              $ 11,173                $ 10,496
                   $ 16,169              $ 12,871                $ 12,084
                   $ 17,234              $ 13,455                $ 12,637
12/03              $ 19,507              $ 15,117                $ 14,191
                   $ 20,495              $ 15,646                $ 14,674
                   $ 20,694              $ 15,883                $ 14,898
                   $ 20,259              $ 15,135                $ 14,173
12/04              $ 22,722              $ 17,271                $ 16,176
                   $ 22,632              $ 17,034                $ 15,951
                   $ 23,597              $ 18,074                $ 16,918
                   $ 24,748              $ 18,987                $ 17,764
12/05              $ 25,575              $ 19,087                $ 17,841
                   $ 27,526              $ 21,156                $ 19,760
                   $ 26,660              $ 20,283                $ 18,953
                   $ 26,372              $ 20,076                $ 18,735
12/06              $ 28,214              $ 21,423                $ 19,992
                   $ 29,850              $ 22,630                $ 21,091
                   $ 31,594              $ 25,215                $ 23,476
                   $ 31,319              $ 26,052                $ 24,248
10/07              $ 32,143              $ 27,161                $ 25,277

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     EXPENSE
FUND PERFORMANCE                                                             AVERAGE ANNUAL TOTAL RETURN+ (%)      RATIO (%)(5)
--------------------------------------------------------------------------------------------------------------------------------
                                                         INCEPTION      1          5         10        SINCE
AS OF OCTOBER 31, 2007                                     DATE        YEAR       YEAR      YEAR     INCEPTION   GROSS      NET
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(1)                      7/1/93     23.95      17.17      9.72       12.02       1.85     1.35
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class B(2)                      7/1/93     25.56      17.48      9.45       11.67       2.60     2.10
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class C(3)                      7/1/93     28.40      17.59      9.52       11.64       2.60     2.10
--------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust                           7/1/93     30.80      18.64     10.51       12.70       1.60     1.10
--------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index(4)                                      --       17.02      17.78     12.39        N/A         N/A      N/A
--------------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)                       --       26.07      17.33      8.39        N/A         N/A      N/A
--------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

      + For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Investments (USA) Inc's management of a pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The S&P MidCap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                               HSBC INVESTOR FAMILY OF FUNDS  18

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR OPPORTUNITY FUND (FORMERLY KNOWN AS SMALL CAP EQUITY FUND) (ADVISOR, CLASS A SHARES, B SHARES AND C SHARES)
BY WILLIAM A. MUGGIA
PRESIDENT-CHIEF INVESTMENT OFFICER
WESTFIELD CAPITAL MANAGEMENT

The HSBC Investor Opportunity Fund ("the Fund") seeks to provide its shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Fund invest all of its investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management Company, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

MARKET COMMENTARY

For the 12-month period ended October 31, 2007, the Advisor shares of the HSBC Investor Opportunity Fund produced a 29.42% return and the Class A Shares of the Fund produced a 30.28% return (without sales charge). The Funds' benchmarks, the Russell 2500(R) Growth Index(1) and the Lipper Mid-Cap Growth Funds Average(1), returned 20.36% and 26.07%, respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

In a period of slowing corporate profit growth, small- and mid-capitalization growth stocks meaningfully outperformed value stocks as measured by Russell indices. Materials, energy and industrial stocks were among the performance leaders, as stocks in those sectors appeared to benefit from exposure to the healthy pace of economic activity outside the U.S.

Broad participation within the health care sector helped the Fund outperform the benchmark. Stocks from five different industries contributed to relative gains, but the impact of stocks within pharmaceuticals & life science tools was most significant. Maintaining a commitment to the energy sector yielded positive results relative to the benchmark as well. Stock selection within energy equipment and services was notable as companies with exposure to markets in the eastern hemisphere performed well.*

The consumer discretionary sector also provided a source of superior performance during the year. An underweight position in this lagging sector was of some benefit, but the bulk of excess return against the benchmark stemmed from stock selection. Our emphasis on shares of firms with unique franchises exposed to the high-end consumer, particularly in apparel retail, publishing and specialized consumer services, helped the Fund's consumer discretionary stake outperform that of the benchmark.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

19  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR OPPORTUNITY FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                      HSBC Investor
                 Russell 2500(R)    Opportunity Fund
                  Growth Index         (Advisor)
10/97                $10,000             $10,000
12/97                $ 9,812             $ 9,865
                     $10,905             $11,357
                     $10,373             $11,357
                     $ 8,070             $ 9,081
12/98                $10,116             $11,189
                     $10,408             $10,230
                     $11,691             $11,959
                     $11,286             $11,303
12/99                $15,728             $16,582
                     $18,110             $18,500
                     $16,859             $18,521
                     $16,363             $18,990
12/00                $13,197             $17,417
                     $10,569             $15,005
                     $12,817             $17,796
                     $ 9,347             $13,401
12/01                $11,767             $17,190
                     $11,420             $16,836
                     $ 9,521             $13,742
                     $ 7,706             $11,393
12/02                $ 8,344             $11,494
                     $ 8,077             $11,203
                     $ 9,912             $13,578
                     $10,900             $14,613
12/03                $12,208             $15,990
                     $12,880             $16,634
                     $12,897             $16,660
                     $12,174             $15,864
12/04                $13,989             $17,897
                     $13,384             $17,316
                     $13,860             $18,163
                     $14,732             $19,943
12/05                $15,133             $20,222
                     $16,922             $22,517
                     $15,886             $21,708
                     $15,695             $21,787
12/06                $16,989             $23,201
                     $17,674             $24,340
                     $18,909             $26,942
                     $19,033             $27,419
10/07                $19,821             $29,159

                                  [LINE GRAPH]

                                      HSBC Investor
                 Russell 2500(R)    Opportunity Fund
                  Growth Index         Class A (1)
10/97                 $10,000           $ 9,501
12/97                 $ 9,812           $ 9,360
                      $10,905           $10,765
                      $10,373           $10,765
                      $ 8,070           $ 8,593
12/98                 $10,116           $10,574
                      $10,408           $ 9,647
                      $11,691           $11,262
                      $11,286           $10,625
12/99                 $15,728           $15,551
                      $18,110           $17,316
                      $16,859           $17,353
                      $16,363           $17,760
12/00                 $13,197           $16,218
                      $10,569           $13,944
                      $12,817           $16,507
                      $ 93,47           $12,415
12/01                 $11,767           $15,901
                      $11,420           $15,556
                      $ 9,521           $12,677
                      $ 7,706           $10,513
12/02                 $ 8,344           $10,596
                      $ 8,077           $10,293
                      $ 9,912           $12,442
                      $10,900           $13,379
12/03                 $12,208           $14,606
                      $12,880           $15,184
                      $12,897           $15,198
                      $12,174           $14,454
12/04                 $13,989           $16,273
                      $13,384           $15,722
                      $13,860           $16,466
                      $14,732           $18,064
12/05                 $15,133           $18,282
                      $16,922           $20,340
                      $15,886           $19,574
                      $15,695           $19,616
12/06                 $16,989           $20,870
                      $17,674           $21,869
                      $18,909           $24,445
                      $19,033           $24,848
10/07                 $19,821           $26,426

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------
                                                                                                 EXPENSE
FUND PERFORMANCE                                         AVERAGE ANNUAL TOTAL RETURN (%)       RATIO (%) (5)
------------------------------------------------------------------------------------------------------------
                                            INCEPTION     1       5       10      SINCE
AS OF OCTOBER 31, 2007                        DATE       YEAR   YEAR     YEAR   INCEPTION    GROSS     NET
------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund (Advisor)      9/3/96    29.42   20.02   11.30     13.08       1.03    1.03
------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class A (1)   9/23/96    23.79   18.41   10.21     11.26       1.70    1.65
------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class B (2)    1/6/98    25.30   18.68     --      10.76       2.45    2.40
------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class C (3)   11/4/98    28.32   18.72     --      11.62       2.45    2.40
------------------------------------------------------------------------------------------------------------
Russell 2500(R) Growth Index (4)                --      20.36   19.45    7.08      N/A         N/A     N/A
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)          --      26.07   17.33    8.39      N/A         N/A     N/A
------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Russell 2500(R) Growth Index, an unmanaged index that tracks the performance of 2500 securities found in the Russell Universe(4) with higher price-to-book and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                               HSBC INVESTOR FAMILY OF FUNDS  20

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR VALUE FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY JON D. BOSSE, CFA
CHIEF INVESTMENT OFFICER
NWQ INVESTMENT MANAGEMENT CO., LLC

The HSBC Investor Value Fund (the "Fund") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Fund utilizes a two tier structure, commonly known as a "master-feeder" and invests all of its assets in the HSBC Investor Value Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as sub-adviser.

INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

MARKET COMMENTARY

The Fund returned 9.77% (without sales charge) for the Class A Shares and 10.04% for the Class I Shares for the 12-month period ended October 31, 2007. That compared to a 10.83% return for the Russell 1000(R) Value Index(1) and a 10.94% return for the Lipper Multi-Cap Value Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Strong performance by energy and basic materials stocks enhanced the Fund's absolute return. Those sectors benefited as fast-expanding international economies contributed to powerful demand for oil and other raw materials. Select stocks in such diverse industries as insurance brokerage, railroads, tobacco, technology and telecommunications also contributed to the Fund's absolute return. The Fund's exposure to the financial sector negatively influenced performance, as financial stocks--and particularly mortgage-related stocks--suffered from investor concerns about the subprime mortgage crisis.*

Strong performance by the Fund's holdings in the oil and natural gas exploration industry was the primary positive contributor to relative gains. Mining and metals stocks also were significant contributors to the Fund's performance against its benchmark, as those stocks benefited from strong global demand for precious and base metals.*

The Fund held an underweight position in the lagging financial sector. Selection among financial stocks caused the Fund's allocation to the sector to weigh on relative returns, however. Shares of mortgage origination and service firms in the portfolio suffered from the loss of investor confidence in the mortgage business, while mortgage insurance-related holdings came under pressure as investors became increasingly concerned about loan defaults.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

21  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR VALUE FUND - AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                        HSBC Investor
                    Russell 1000(R)      Value Fund
                     Value Index           Class I
5/10/04                 $10,000            $10,000
                        $10,341            $10,774
                        $10,500            $10,819
12/04                   $11,590            $11,697
                        $11,600            $11,519
                        $11,794            $11,894
                        $12,253            $12,660
12/05                   $12,408            $13,026
                        $13,144            $13,617
                        $13,221            $13,856
                        $14,044            $14,530
12/06                   $15,168            $15,502
                        $15,356            $15,821
                        $16,112            $16,814
                        $16,073            $16,454
10/07                   $16,075            $16,524

                                  [LINE GRAPH]

                                        HSBC Investor
                    Russell 1000(R)       Value Fund
                     Value Index          Class A (1)
5/10/04                  $10,000            $ 9,501
                         $10,341            $10,226
                         $10,500            $10,262
12/04                    $11,590            $11,088
                         $11,600            $10,911
                         $11,794            $11,261
                         $12,253            $11,985
12/05                    $12,408            $12,322
                         $13,144            $12,871
                         $13,221            $13,089
                         $14,044            $13,716
12/06                    $15,168            $14,624
                         $15,356            $14,906
                         $16,112            $15,841
                         $16,073            $15,493
10/07                    $16,075            $15,558

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

---------------------------------------------------------------------------------------------------
                                                              AVERAGE ANNUAL            EXPENSE
FUND PERFORMANCE                                             TOTAL RETURN (%)        RATIO (%) (5)
---------------------------------------------------------------------------------------------------
                                            INCEPTION     1       3       SINCE
AS OF OCTOBER 31, 2007                         DATE      YEAR    YEAR   INCEPTION    GROSS      NET
---------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class A (1)         5/10/04     4.28   13.34     13.56       1.43     1.20
---------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class B (2)         5/10/04     4.98   13.88     14.17       2.18     1.95
---------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class C (3)         5/10/04     7.97   14.41     14.37       2.18     1.95
---------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class I             5/10/04    10.04   15.53     15.54       1.18     0.95
---------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (4)                   --    10.83   14.62      N/A         N/A     N/A
---------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average (4)          --    10.94   13.37      N/A         N/A     N/A
---------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

The Fund is measured against the Russell 1000(R) Value Index, an unmanaged index comprised of the 1000 securities found in the Russell Universe(4) with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

                                               HSBC INVESTOR FAMILY OF FUNDS  22

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
OCTOBER 31, 2007

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                             33.4%
--------------------------------------------------------------------------------
Mortgage Backed Securities                                  23.2%
--------------------------------------------------------------------------------
Commercial Mortgage
   Backed Securities                                        15.8%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                          7.6%
--------------------------------------------------------------------------------
Asset Backed Securities                                      7.2%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                     6.3%
--------------------------------------------------------------------------------
Cash and Equivalents                                         4.0%
--------------------------------------------------------------------------------
Foreign Bonds                                                2.5%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                             97.5%
--------------------------------------------------------------------------------
Cash and Equivalents                                         2.5%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION
FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Mortgage Backed Securities                                  24.3%
--------------------------------------------------------------------------------
Corporate Bond                                              36.4%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                         10.1%
--------------------------------------------------------------------------------
Asset Backed Securities                                      7.2%
--------------------------------------------------------------------------------
Commercial Mortgage
   Backed Securities                                        16.6%
--------------------------------------------------------------------------------
Foreign Bonds                                                4.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                         1.0%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Municipal Bonds                                             98.6%
--------------------------------------------------------------------------------
Cash and Equivalents                                         1.4%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Information Technology                                      31.1%
--------------------------------------------------------------------------------
Health Care                                                 16.4%
--------------------------------------------------------------------------------
Industrials                                                 13.0%
--------------------------------------------------------------------------------
Consumer Staples                                            10.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                       9.3%
--------------------------------------------------------------------------------
Financials                                                   8.4%
--------------------------------------------------------------------------------
Energy                                                       5.2%
--------------------------------------------------------------------------------
Materials                                                    4.2%
--------------------------------------------------------------------------------
Cash and Equivalents                                         2.3%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Information Technology                                      24.2%
--------------------------------------------------------------------------------
Industrials                                                 22.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                      21.5%
--------------------------------------------------------------------------------
Financials                                                  14.7%
--------------------------------------------------------------------------------
Materials                                                    6.3%
--------------------------------------------------------------------------------
Energy                                                       4.1%
--------------------------------------------------------------------------------
Consumer Staples                                             3.4%
--------------------------------------------------------------------------------
Telecommunications                                           2.6%
--------------------------------------------------------------------------------
Health Care                                                  1.1%
--------------------------------------------------------------------------------
Cash and Equivalents                                         0.1%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Europe                                                      62.6%
--------------------------------------------------------------------------------
Japan                                                       21.1%
--------------------------------------------------------------------------------
Australia & Far East                                         7.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                         1.6%
--------------------------------------------------------------------------------
Other                                                        4.7%
--------------------------------------------------------------------------------
Canada                                                       2.6%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

*     Portfolio composition is subject to change.

23  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

                                                          PORTFOLIO COMPOSITION*
                                                                OCTOBER 31, 2007

--------------------------------------------------------------------------------
HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Industrials                                                 17.8%
--------------------------------------------------------------------------------
Information Technology                                      14.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                      14.0%
--------------------------------------------------------------------------------
Financials                                                  13.9%
--------------------------------------------------------------------------------
Health Care                                                 10.4%
--------------------------------------------------------------------------------
Materials                                                    7.3%
--------------------------------------------------------------------------------
Energy                                                       6.6%
--------------------------------------------------------------------------------
Utilities                                                    5.8%
--------------------------------------------------------------------------------
Consumer Staples                                             3.3%
--------------------------------------------------------------------------------
Business Services                                            2.4%
--------------------------------------------------------------------------------
Cash & Equivalents                                           2.3%
--------------------------------------------------------------------------------
Telecommunications                                           1.3%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Health Care                                                 26.6%
--------------------------------------------------------------------------------
Information Technology                                      17.6%
--------------------------------------------------------------------------------
Industrials                                                 15.4%
--------------------------------------------------------------------------------
Energy                                                      13.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                      12.2%
--------------------------------------------------------------------------------
Financials                                                   6.0%
--------------------------------------------------------------------------------
Business Services                                            2.7%
--------------------------------------------------------------------------------
Consumer Staples                                             2.7%
--------------------------------------------------------------------------------
Cash and Equivalents                                         1.7%
--------------------------------------------------------------------------------
Telecommunications                                           1.4%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Financials                                                  25.1%
--------------------------------------------------------------------------------
Information Technology                                      10.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                       9.3%
--------------------------------------------------------------------------------
Energy                                                      11.5%
--------------------------------------------------------------------------------
Industrials                                                  7.7%
--------------------------------------------------------------------------------
Materials                                                    6.6%
--------------------------------------------------------------------------------
Cash                                                         9.4%
--------------------------------------------------------------------------------
Consumer Staples                                             6.7%
--------------------------------------------------------------------------------
Telecommunication Services                                   3.5%
--------------------------------------------------------------------------------
Miscellaneous                                                2.3%
--------------------------------------------------------------------------------
Transportation                                               2.3%
--------------------------------------------------------------------------------
Health Care                                                  4.7%
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

*     Portfolio composition is subject to change.

                                               HSBC INVESTOR FAMILY OF FUNDS  24

--------------------------------------------------------------------------------
HSBC INVESTOR NEW YORK TAX - FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.4%
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
NEW YORK - 85.9%
Buffalo, New York Fiscal Stability
   Authority Sales Tax & State Aid
   Revenue, 5.25%, 8/15/13, (MBIA
   Insured) ....................................         500,000        542,195
Long Island Power Authority
   Electrical Systems Revenue,
   5.00%, 12/1/22, Callable 12/1/16 @ 100 ......         500,000        526,455
Metropolitan Transportation
   Authority Revenue
   5.25%, 11/15/11 .............................       1,000,000      1,064,590
   5.75%, 7/1/13, Escrowed to
   Maturity ....................................         285,000        303,328
   5.50%, 1/1/19, (MBIA Insured),
   Callable 7/1/12 @ 100 .......................         480,000        516,269
   5.50%, 11/15/19, (FGIC Insured) .............       1,000,000      1,131,960
   5.00%, 11/15/32, (FSA Insured),
   Callable 11/15/12 @ 100 .....................       1,625,000      1,669,622
Monroe County Airport Authority
   Revenue
   5.63%, 1/1/10, AMT, (MBIA Insured) ..........       1,240,000      1,288,930
   5.75%, 1/1/14, AMT, (MBIA Insured) ..........         750,000        820,200
New York City GO
   5.25%, 8/1/11 ...............................       1,000,000      1,057,340
   5.00%, 8/1/14 ...............................         200,000        214,136
   5.00%, 8/1/15 ...............................         325,000        348,852
   5.00%, 8/1/16, (Credit Support
   MBIA), Callable 8/1/15 @ 100 ................         500,000        537,770
   5.00%, 8/1/17 ...............................         500,000        535,755
New York City Housing
   Development Corp. Revenue,
   5.60%, 11/1/19, AMT, Callable
   11/1/09 @ 101 ...............................         100,000        103,159
New York City IDA Civic Facility
   Revenue, USTA National Tennis
   Center, 5.00%, 11/15/19, (FSA
   Insured), Callable 5/1/13 @ 100 .............       1,000,000      1,053,290
New York City IDA Revenue,
   Queens Baseball Stadium, 5.00%,
   1/1/18, (AMBAC Insured),
   Callable 1/1/17 @ 100 .......................         550,000        590,959
New York City IDA Special Facility
   Revenue, Terminal One Group
   Association, 5.00%, 1/1/09, AMT .............       1,000,000      1,012,030
New York City Municipal Water
   Finance Authority
   5.00%, 6/15/34, Callable 6/15/13
   @ 100 .......................................       1,250,000      1,277,875
   5.00%, 6/15/36, Callable 12/15/14
   @ 100 .......................................       1,000,000      1,026,450
New York City Transitional Finance
   Authority Building Aid Revenue
   5.00%, 7/15/18, (FGIC Insured),
   Callable 1/15/17 @ 100 ......................         550,000        591,756
   5.00%, 7/15/36, (FGIC Insured),
   Callable 1/15/17 @ 100 ......................       1,000,000      1,036,520
New York City Transitional Finance
   Authority Revenue
   5.25%, 5/1/17, Callable 5/1/11 @ 100 ........         400,000        420,852
   5.25%, 2/1/29, Callable 2/1/11 @ 100 ........       1,540,000      1,614,782

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
NEW YORK, CONTINUED
New York State Dormitory Authority
   Revenue, Cooper Union, 6.00%,
   7/1/19, (MBIA Insured), Callable
   7/1/09 @ 101 ................................         350,000        367,679
New York State Dormitory Authority
   Revenue, Department of Health, 5.25%,
   7/1/16, Callable 7/1/14 @ 100 ...............         500,000        536,530
New York State Dormitory Authority
   Revenue, Department of Mental
   Hygiene, 5.50%, 8/15/17,
   Callable 12/7/07 @ 102 ......................         125,000        127,466
New York State Dormitory Authority
   Revenue, Fashion Institute, 5.25%,
   7/1/22, (FGIC Insured) ......................       1,250,000      1,386,762
New York State Dormitory Authority
   Revenue, Master Boces PG, 5.25%,
   8/15/19, (FSA Insured),
   Callable 8/15/12 @ 100 ......................       1,000,000      1,062,430
New York State Dormitory Authority
   Revenue, Mental Health
   6.50%, 8/15/11 ..............................         225,000        247,568
   5.00%, 2/15/15, (FGIC Insured) ..............       1,245,000      1,335,412
New York State Dormitory Authority
   Revenue, New York Presbyterian
   Hospital, 5.50%, 8/1/10, (AMBAC
   Insured) ....................................         750,000        788,153
New York State Dormitory Authority
   Revenue, New York University, 5.50%,
   7/1/18, (AMBAC Insured) .....................         500,000        563,185
New York State Dormitory Authority
   Revenue, NYSARC, Inc., 5.25%,
   7/1/18, (FSA Insured), Callable
   7/1/12 @ 101 ................................       1,460,000      1,561,280
New York State Dormitory Authority
   Revenue, Rockefeller University, 5.25%,
   7/1/13, Callable 7/1/08 @ 101 ...............         500,000        510,575
New York State Dormitory Authority
   Revenue, Sloan Kettering Institute,
   5.50%, 7/1/23, (MBIA Insured) ...............       1,300,000      1,446,497
New York State Dormitory Authority
   Revenue, St. Johns University, 5.00%,
   7/1/24, (MBIA Insured), Callable
   7/1/17 @ 100 ................................       1,000,000      1,057,260
New York State Dormitory Authority
   Revenue, State Personal Income Tax
   Revenue, 5.00%, 3/15/23, Callable
   3/15/15 @ 100 ...............................       1,000,000      1,048,280
New York State Dormitory Authority
   Revenue, University of Rochester, 5.00%,
   7/1/22, Callable 1/1/17 @100 ................         500,000        527,030
New York State Environmental Facilities Corp.
   5.70%, 1/15/14, Callable 7/15/09 @ 101 ......         415,000        433,592
   5.70%, 1/15/14 ..............................          15,000         15,713
New York State Environmental Facilities Corp.
   State Personal Income Tax Revenue,
   5.00%, 12/15/16 .............................         500,000        543,495
New York State Mortgage Agency Revenue,
   5.60%, 10/1/14, AMT, Callable
   11/23/07 @ 102 ..............................       1,000,000      1,015,830

25  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                     HSBC INVESTOR NEW YORK TAX - FREE BOND FUND
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
NEW YORK, CONTINUED
New York State Municipal Bond Bank
   Revenue, 5.50%, 12/1/12 .....................         850,000        923,644
New York State Thruway Authority
   Revenue, Personal Income Tax
     Revenue
   5.00%, 3/15/13, (FSA Insured) ...............         645,000        688,273
   5.00%, 3/15/19, (MBIA Insured),
   Callable 3/15/13 @ 100 ......................       1,400,000      1,471,162
   5.50%, 3/15/20, Prerefunded 3/15/12 @ 100 ...         500,000        540,615
   5.00%, 3/15/21, (MBIA Insured),
   Callable 3/15/13 @ 100 ......................         500,000        525,415
New York State Thruway Authority Revenue,
   Second General Highway & Bridge
   5.50%, 4/1/17, (FGIC Insured),
   Callable 4/1/11 @ 101 .......................       1,000,000      1,074,400
   5.00%, 4/1/22, (MBIA Insured),
   Callable 4/1/14 @ 100 .......................       1,000,000      1,052,580
New York State Thruway Authority
   Revenue, Service Contract Revenue,
   5.50%, 4/1/11 ...............................       1,000,000      1,063,850
New York State Urban Development
   Corp. Revenue
   6.50%, 1/1/09, (MBIA Insured) ...............         500,000        517,380
   5.75%, 4/1/12 ...............................         500,000        541,605
   5.00%, 3/15/21, (FSA Insured),
   Callable 3/15/15 @100 .......................       1,000,000      1,054,930
   5.13%, 1/1/22, Callable 7/1/14 @ 100 ........         885,000        926,356
   5.13%, 1/1/25, Prerefunded 1/1/11 @ 100 .....         175,000        183,713
Onondaga County, Water Authority Revenue
   5.00%, 9/15/14, (FSA Insured),
   Callable 9/15/10 @ 101 ......................         300,000        314,898
   5.00%, 9/15/15, (FSA Insured),
   Callable 9/15/10 @ 101 ......................         665,000        697,093
Port Authority of New York &
   New Jersey Revenue
   5.00%, 9/1/27, Callable 9/1/13 @ 100 ........         795,000        824,598
   5.38%, 3/1/28 ...............................       1,100,000      1,230,350
Port Authority of New York & New Jersey
   Special Obligation Revenue, 5.75%,
   12/1/22, AMT, (MBIA Insured),
   Callable 12/1/07 @ 102 ......................         500,000        510,680
Suffolk County, New York GO
   5.25%, 5/1/12, (FSA Insured) ................         515,000        552,379
   5.25%, 5/1/15, (FSA Insured) ................         100,000        110,071
Syracuse Industrial Development Agency
   Revenue, 5.00%, 1/1/36, AMT, (Credit
   Support XLCA), Callable 1/1/17 @ 100 ........       1,000,000      1,009,450
Tobacco Settlement Financing Corp.,
   5.50%, 6/1/21, Callable 6/1/13 @ 100 ........       1,000,000      1,067,650
Webster, Central School District GO, 5.00%,
   6/15/14, (FSA Insured) ......................         500,000        537,910
White Plains, New York, 5.00%, 5/15/17,
   (MBIA Insured) ..............................         300,000        326,721
Yonkers, New York, 5.00%, 12/1/14,
   (MBIA Insured) ..............................         750,000        808,402
                                                                   ------------
                                                                     52,413,937
                                                                   ------------

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
PUERTO RICO - 11.5%
Puerto Rico Commonwealth, Highway &
   Transportation Authority Grant Antic Revenue
   5.00%, 9/15/17, (MBIA Insured),
   Callable 3/15/14 @ 100 ......................       1,000,000      1,070,690
   5.00%, 7/1/35, Prerefunded 7/1/15 @ 100 .....       1,340,000      1,461,833
Puerto Rico Electric Power Authority Power
   Revenue, 5.25%, 7/1/22, (MBIA Insured) ......       1,000,000      1,112,890
Puerto Rico Municipal Finance Agency
   Revenue, 5.00%, 8/1/12 ......................         995,000      1,040,571
Puerto Rico Public Buildings Authority
   Revenue Guaranteed, 5.25%, 7/1/33,
   Callable 7/1/14 @ 100 .......................         700,000        720,153
Puerto Rico Public Finance Corp. Revenue,
   5.25%, 8/1/29, (MBIA Insured),
   Callable 7/1/10 @ 101 .......................       1,000,000      1,062,810
Puerto Rico Public Finance Corp.
   Revenue, 5.38%, 6/1/18,
   (AMBAC Insured) .............................         500,000        562,970
                                                                   ------------
                                                                      7,031,917
                                                                   ------------
TOTAL MUNICIPAL BONDS
   (COST $57,791,224) ..........................                     59,445,854
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.4%
--------------------------------------------------------------------------------
BlackRock Liquidity New York Money Fund
   Portfolio Institutional Shares, 3.28% (a) ...         861,220        861,220
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (a) ..........          10,000         10,000
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $871,220) .............................                        871,220
                                                                   ------------
TOTAL INVESTMENTS
   (COST $58,662,444) -- 98.8% .................                     60,317,074
                                                                   ============

----------
      Percentages indicated are based on net assets of $61,029,554.

(a) The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.
AMT   -- Interest on security is subject to Federal Alternative Minimum Tax
FGIC  -- Financial Guaranty Insurance Co.
FSA   -- Financial Security Assurance
GO    -- General Obligation
IDA   -- Industrial Development Agency
MBIA  -- Municipal Bond Insurance Association
XLCA  -- XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  26

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 100.0%
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
ADVERTISING - 1.2%
Lamar Advertising Co. ..........................          12,000        641,520
                                                                   ------------
                                                                        641,520
                                                                   ------------
AEROSPACE & DEFENSE - 4.1%
Boeing Co. .....................................          10,500      1,035,195
United Technologies Corp. ......................          14,500      1,110,555
                                                                   ------------
                                                                      2,145,750
                                                                   ------------
AUTOMOTIVE & TRANSPORT - 10.7%
BorgWarner, Inc. ...............................          17,000      1,797,070
DaimlerChrysler AG .............................           8,500        936,275
FedEx Corp. ....................................           2,500        258,350
Johnson Controls, Inc. .........................          25,500      1,114,860
PACCAR, Inc. ...................................          27,000      1,500,120
                                                                   ------------
                                                                      5,606,675
                                                                   ------------
CHEMICALS - 6.3%
Ecolab, Inc. ...................................          22,000      1,037,740
Monsanto Co. ...................................          17,000      1,659,710
Sigma-Aldrich Corp. ............................          12,000        620,040
                                                                   ------------
                                                                      3,317,490
                                                                   ------------
COMPUTER SOFTWARE - 6.4%
Electronic Arts, Inc. (a) ......................          22,000      1,344,640
Intuit, Inc. (a) ...............................          16,000        514,720
Microsoft Corp. ................................          34,000      1,251,540
Salesforce.com, Inc. (a) .......................           4,900        276,213
                                                                   ------------
                                                                      3,387,113
                                                                   ------------
COMPUTERS - 10.0%
Apple Computer, Inc. (a) .......................          19,000      3,609,050
Hewlett-Packard Co. ............................          16,000        826,880
Intel Corp. ....................................          31,000        833,900
                                                                   ------------
                                                                      5,269,830
                                                                   ------------
CONSUMER PRODUCTS - 3.9%
Nike, Inc., Class B ............................          22,000      1,457,720
PepsiCo, Inc. ..................................           8,000        589,760
                                                                   ------------
                                                                      2,047,480
                                                                   ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 16.3%
Caterpillar, Inc. ..............................          18,000      1,342,980
Donaldson Co., Inc. ............................          17,500        750,050
Jacobs Engineering Group, Inc. (a) .............          26,000      2,265,900
Kennametal, Inc. ...............................          15,600      1,422,876
Plum Creek Timber Co., Inc. ....................          20,700        924,669
Tyco Electronics Ltd. ..........................          19,000        677,730
W. W. Grainger, Inc. ...........................          13,000      1,168,960
                                                                   ------------
                                                                      8,553,165
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 2.1%
NVIDIA Corp. (a) ...............................          14,000        495,320
Trimble Navigation Ltd. (a) ....................          14,000        583,800
                                                                   ------------
                                                                      1,079,120
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
FINANCIAL SERVICES - 12.9%
American Express Co. ...........................          17,700      1,078,815
Ameriprise Financial, Inc. .....................          18,000      1,133,640
BlackRock, Inc., Class A .......................           2,790        577,390
CME Group, Inc. ................................           2,700      1,798,875
JP Morgan Chase & Co. ..........................          10,000        470,000
T. Rowe Price Group, Inc. ......................          14,000        899,360
The Charles Schwab Corp. .......................          36,000        836,640
                                                                   ------------
                                                                      6,794,720
                                                                   ------------
HEALTH CARE - 1.1%
Zimmer Holdings, Inc. (a) ......................           8,500        590,665
                                                                   ------------
                                                                        590,665
                                                                   ------------
HOTELS & LODGING - 2.9%
Host Hotels & Resorts, Inc. ....................          19,960        442,314
Las Vegas Sands Corp. (a) ......................           8,300      1,104,564
                                                                   ------------
                                                                      1,546,878
                                                                   ------------
INTERNET RELATED - 3.0%
Google, Inc., Class A (a) ......................           2,250      1,590,750
                                                                   ------------
                                                                      1,590,750
                                                                   ------------
MEDIA - 4.3%
McGraw-Hill Cos., Inc. .........................          25,000      1,251,000
The Walt Disney Co. ............................          29,000      1,004,270
                                                                   ------------
                                                                      2,255,270
                                                                   ------------
MOTOR VEHICLES - 1.0%
Harley-Davidson, Inc. ..........................          10,500        540,750
                                                                   ------------
                                                                        540,750
                                                                   ------------
OIL & GAS - 4.1%
Schlumberger Ltd. ..............................          11,000      1,062,270
Suncor Energy, Inc. ADR. .......................          10,000      1,092,300
                                                                   ------------
                                                                      2,154,570
                                                                   ------------
RESTAURANTS - 0.5%
Starbucks Corp. (a) ............................          10,000        266,800
                                                                   ------------
                                                                        266,800
                                                                   ------------
RETAIL - 3.7%
Nordstrom, Inc. ................................          18,500        729,640
Walgreen Co. ...................................          17,000        674,050
Whole Foods Market, Inc. .......................          10,400        515,216
                                                                   ------------
                                                                      1,918,906
                                                                   ------------
TELECOMMUNICATIONS - 4.1%
QUALCOMM, Inc. .................................          17,500        747,775
Verizon Communications, Inc. ...................          30,000      1,382,100
                                                                   ------------
                                                                      2,129,875
                                                                   ------------
TRANSPORTATION - 1.4%
Expeditors International of Washington, Inc. ...          14,100        714,165
                                                                   ------------
                                                                        714,165
                                                                   ------------
TOTAL COMMON STOCKS
   (COST $34,876,971) ..........................                     52,551,492
                                                                   ------------

27  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                            HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.1%
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
Northern Institutional Diversified
   Assets Portfolio, Shares class, 4.80% (b) ...          33,830         33,830
                                                                   ------------
TOTAL INVESTMENT COMPANY
   (COST $33,830) ..............................                         33,830
                                                                   ------------
TOTAL INVESTMENTS
   (COST $34,910,801) -- 100.1% ................                     52,585,322
                                                                   ============

----------
Percentages indicated are based on net assets of $52,556,144.

(a)   Represents non-income producing security.

(b) The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

ADR--American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  28

--------------------------------------------------------------------------------
HSBC INVESTOR MID - CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 98.0%
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
ADVERTISING - 0.7%
Lamar Advertising Co. ..........................           4,350        232,551
                                                                   ------------
                                                                        232,551
                                                                   ------------
AEROSPACE & DEFENSE - 2.2%
L-3 Communications Holdings, Inc. ..............           6,600        723,624
                                                                   ------------
                                                                        723,624
                                                                   ------------
AGRICULTURAL CHEMICALS - 1.3%
Syngenta AG ADR ................................           9,100        441,077
                                                                   ------------
                                                                        441,077
                                                                   ------------
AUCTION HOUSE/ART DEALER - 0.6%
Ritchie Brothers Auctioneers, Inc. ADR .........           2,550        190,817
                                                                   ------------
                                                                        190,817
                                                                   ------------
AUTOMOTIVE & TRANSPORT - 1.4%
LKQ Corp. (a) ..................................          12,200        470,432
                                                                   ------------
                                                                        470,432
                                                                   ------------
BANKING - 1.7%
HDFC Bank Ltd. ADR .............................           4,000        556,000
                                                                   ------------
                                                                        556,000
                                                                   ------------
BIOTECHNOLOGY - 1.8%
BioMarin Pharmaceuticals, Inc. (a) .............          17,200        476,956
Vertex Pharmaceuticals, Inc. (a) ...............           4,050        130,977
                                                                   ------------
                                                                        607,933
                                                                   ------------
BUSINESS SERVICES - 0.8%
Fidelity National Information Services, Inc. ...           5,550        255,966
                                                                   ------------
                                                                        255,966
                                                                   ------------
COMMERCIAL SERVICES - 1.8%
IHS, Inc. (a) ..................................           7,050        444,503
Interface, Inc., Class A........................           7,700        147,301
                                                                   ------------
                                                                        591,804
                                                                   ------------
COMMUNICATIONS - 1.5%
CommScope, Inc. (a) ............................          10,750        507,078
                                                                   ------------
                                                                        507,078
                                                                   ------------
COMPUTER SERVICES - 4.4%
Cognizant Technology Solutions Corp. (a) .......           9,900        410,454
j2 Global Communications, Inc. (a) .............          15,425        519,668
Wright Express Corp. (a) .......................          13,500        522,450
                                                                   ------------
                                                                      1,452,572
                                                                   ------------
COMPUTER SOFTWARE - 4.0%
Akamai Technologies, Inc. (a) ..................           5,750        225,342
Blackbaud, Inc. ................................          16,100        433,895
NAVTEQ Corp. (a) ...............................           4,300        331,960
VASCO Data Security International, Inc. (a) ....          12,900        341,076
                                                                   ------------
                                                                      1,332,273
                                                                   ------------
COMPUTERS - 2.3%
Logitech International S.A. (a) ................          12,150        429,138
VeriFone Holdings, Inc. (a) ....................           6,700        331,181
                                                                   ------------
                                                                        760,319
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
CONSTRUCTION & ENGINEERING - 2.5%
McDermott International, Inc. (a) ..............          13,500        824,310
                                                                   ------------
                                                                        824,310
                                                                   ------------
CONSUMER DISCRETIONARY - 0.8%
Sotheby's Holdings, Inc. .......................           4,600        249,182
                                                                   ------------
                                                                        249,182
                                                                   ------------
CONSUMER PRODUCTS - 1.6%
Gildan Activewear, Inc. (a) ....................           7,100        319,003
Polo Ralph Lauren Corp. ........................           3,000        206,400
                                                                   ------------
                                                                        525,403
                                                                   ------------
CORRECTIONAL INSTITUTIONS - 1.1%
Corrections Corp. of America (a) ...............          12,850        363,527
                                                                   ------------
                                                                        363,527
                                                                   ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.1%
Emcor Group, Inc. (a) ..........................          10,400        358,072
                                                                   ------------
                                                                        358,072
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 3.0%
FormFactor, Inc. (a) ...........................           6,400        250,304
Itron, Inc. (a) ................................           4,400        472,956
Microchip Technology, Inc. .....................           7,675        254,580
                                                                   ------------
                                                                        977,840
                                                                   ------------
ENERGY - 1.1%
Core Laboratories NV (a) .......................           2,500        364,850
                                                                   ------------
                                                                        364,850
                                                                   ------------
ENVIRONMENTAL SERVICES - 1.7%
Stericycle, Inc. (a) ...........................           9,700        565,801
                                                                   ------------
                                                                        565,801
                                                                   ------------
FINANCIAL SERVICES - 8.0%
Affiliated Managers Group, Inc. (a) ............           4,550        598,552
BlackRock, Inc., Class A .......................           2,025        419,074
CME Group, Inc. ................................             700        466,375
Eaton Vance Corp. ..............................           8,250        412,747
iStar Financial, Inc. ..........................           4,950        151,025
Jones Lang LaSalle, Inc. .......................           3,850        367,020
Zions Bancorporation ...........................           3,450        203,930
                                                                   ------------
                                                                      2,618,723
                                                                   ------------
FOOD & BEVERAGE - 3.4%
Central European Distribution Corp. (a) ........           7,800        414,804
Flowers Foods, Inc. ............................          19,600        430,024
United Natural Foods, Inc. (a) .................           9,150        264,801
                                                                   ------------
                                                                      1,109,629
                                                                   ------------
FUNERAL SERVICES - 1.1%
Service Corp. International ....................          25,950        375,497
                                                                   ------------
                                                                        375,497
                                                                   ------------
HEALTH CARE - 8.7%
DaVita, Inc. (a) ...............................           4,800        312,912
Express Scripts, Inc. (a) ......................           3,700        233,470
Hologic, Inc. (a) ..............................           9,588        651,313
Laboratory Corp. of America Holdings (a) .......           4,675        321,406
Psychiatric Solutions, Inc. (a) ................           7,550        298,980

29  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR MID - CAP FUND
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
HEALTH CARE, CONTINUED
ResMed, Inc. (a) ...............................           6,800        281,724
Techne Corp. (a) ...............................           1,025         66,871
VCA Antech, Inc. (a) ...........................          15,200        699,960
                                                                   ------------
                                                                      2,866,636
                                                                   ------------
INSURANCE - 3.6%
Assurant, Inc. .................................           5,600        327,264
Axis Capital Holdings Ltd. .....................          12,350        490,789
Proassurance Corp. (a) .........................           6,800        374,952
                                                                   ------------
                                                                      1,193,005
                                                                   ------------
LEISURE - 2.7%
Penn National Gaming, Inc. (a) .................          14,200        876,850
                                                                   ------------
                                                                        876,850
                                                                   ------------
MACHINERY - 1.6%
Oshkosh Truck Corp. ............................           9,675        524,385
                                                                   ------------
                                                                        524,385
                                                                   ------------
MATERIALS - 4.8%
Airgas, Inc. ...................................          10,950        552,646
FMC Corp. ......................................          11,150        641,125
Praxair, Inc. ..................................           4,475        382,523
                                                                   ------------
                                                                      1,576,294
                                                                   ------------
METAL PROCESSORS & FABRICATION - 1.2%
Carpenter Technology Corp. .....................           2,750        398,503
                                                                   ------------
                                                                        398,503
                                                                   ------------
OIL & GAS - 7.1%
Atlas America, Inc. ............................           3,100        178,870
Chesapeake Energy Corp. ........................           9,625        379,995
FMC Technologies, Inc. (a) .....................           8,500        515,355
Oil States International, Inc. (a) .............           5,525        238,625
Superior Energy Services, Inc. (a) .............           8,750        324,450
Weatherford International Ltd. (a) .............           2,134        138,518
XTO Energy, Inc. ...............................           8,558        568,080
                                                                   ------------
                                                                      2,343,893
                                                                   ------------
RETAIL - 4.0%
Dick's Sporting Goods, Inc. (a) ................          16,650        555,610
GameStop Corp., Class A (a) ....................          12,950        766,899
                                                                   ------------
                                                                      1,322,509
                                                                   ------------
SPECIALTY RETAIL - 1.9%
Penske Automotive Group, Inc. ..................           9,250        206,090
Tiffany & Co. ..................................           7,525        407,704
                                                                   ------------
                                                                        613,794
                                                                   ------------
TELECOMMUNICATIONS - 1.8%
Crown Castle International Corp. (a) ...........          10,595        435,137
NII Holdings, Inc., Class B (a) ................           2,975        172,550
                                                                   ------------
                                                                        607,687
                                                                   ------------
TRANSPORTATION - 1.3%
American Commercial Lines, Inc. (a) ............           8,800        131,208
Expeditors International of Washington, Inc. ...           5,600        283,640
                                                                   ------------
                                                                        414,848
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
UTILITIES - 5.9%
Equitable Resources, Inc. ......................          12,775        719,488
ITC Holdings Corp. .............................           9,550        546,642
Northeast Utilities ............................          21,450        661,303
                                                                   ------------
                                                                      1,927,433
                                                                   ------------
WIRE & CABLE PRODUCTS - 3.5%
Belden, Inc. ...................................           6,100        355,447
General Cable Corp. (a) ........................          10,950        788,290
                                                                   ------------
                                                                      1,143,737
                                                                   ------------
TOTAL COMMON STOCKS
   (COST $21,788,116) ..........................                     32,264,854
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 3.0%
--------------------------------------------------------------------------------
MidCap S&P Depositary Receipt Trust
   Series 1 ....................................           1,500        247,410
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (b) ..........         755,396        755,396
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $992,905) .............................                      1,002,806
                                                                   ------------
TOTAL INVESTMENTS
   (COST $22,781,021) -- 101.0% ................                     33,267,660
                                                                   ============

----------
Percentages indicated are based on net assets of $32,931,699.

(a)   Represents non-income producing security.

(b) The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

ADR--American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  30

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--AS OF OCTOBER 31, 2007

                                                           ------------   ------------   ------------   ------------   -------------
                                                             CORE PLUS                                  INTERMEDIATE
                                                           FIXED INCOME     CORE PLUS     HIGH YIELD      DURATION       NEW YORK
                                                               FUND       FIXED INCOME   FIXED INCOME   FIXED INCOME     TAX-FREE
                                                             (ADVISOR)        FUND           FUND           FUND         BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in Affiliated Portfolios                  $ 81,537,056   $ 17,462,262   $  9,002,580   $ 14,107,726   $         --
     Investments in non-affiliates, at value                         --             --             --             --     60,317,074
     Interest and dividends receivable                               --             --             --             --        843,675
     Receivable for capital shares issued                       314,684         76,249         72,894         57,055        146,392
     Receivable from Investment Adviser                          15,806          7,763         11,787         12,672             --
     Prepaid expenses and other assets                            7,256          4,673          7,805            843          3,711
                                                           ------------   ------------   ------------   ------------   ------------
     TOTAL ASSETS                                            81,874,802     17,550,947      9,095,066     14,178,296     61,310,852
                                                           ------------   ------------   ------------   ------------   ------------
LIABILITIES:
     Dividends payable                                          382,197         76,447         58,530         64,168        184,067
     Payable for capital shares redeemed                         65,768         42,200          8,938         55,346         36,154
     Accrued expenses and other liabilities:
         Investment Management                                       --             --             --             --         13,037
         Administration                                           4,519            718            275          1,088          4,922
         Distribution                                                --          3,619          1,672          3,529          6,129
         Shareholder Servicing                                       --          3,800          1,344            878          8,935
         Compliance Service                                          60             14              6             13             90
         Transfer Agent                                           3,036          4,580          9,407          3,870          4,718
         Trustee                                                    156             35             46             34            239
         Other                                                   26,595          5,233          2,358          3,834         23,007
                                                           ------------   ------------   ------------   ------------   ------------
     TOTAL LIABILITIES                                          482,331        136,646         82,576        132,760        281,298
                                                           ------------   ------------   ------------   ------------   ------------
NET ASSETS                                                 $ 81,392,471   $ 17,414,301   $  9,012,490   $ 14,045,536   $ 61,029,554
                                                           ============   ============   ============   ============   ============
------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
     Capital                                               $ 80,876,747   $ 17,996,171   $  9,015,817   $ 14,052,287   $ 59,273,888
     Accumulated net investment income (loss)                   120,218         13,008            328         23,112         21,541
     Accumulated net realized gains (losses) from
       investment and foreign currency transactions             476,947       (578,198)        94,442         49,296         79,495
     Unrealized appreciation/depreciation from
       investments and foreign currencies                       (81,441)       (16,680)       (98,097)       (79,159)     1,654,630
                                                           ------------   ------------   ------------   ------------   ------------
NET ASSETS                                                 $ 81,392,471   $ 17,414,301   $  9,012,490   $ 14,045,536   $ 61,029,554
                                                           ============   ============   ============   ============   ============
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Class A Shares                                        $         --   $ 13,592,441   $  3,706,420   $    803,142   $ 32,304,801
     Class B Shares                                                  --      3,791,523      2,447,144      2,982,142      8,635,324
     Class C Shares                                                  --         30,337        217,372        305,239        806,965
     Class I Shares                                                  --             --      2,641,554      9,955,013     19,282,464
     Advisor Shares                                          81,392,471             --             --             --             --
                                                           ------------   ------------   ------------   ------------   ------------
                                                           $ 81,392,471   $ 17,414,301   $  9,012,490   $ 14,045,536   $ 61,029,554
                                                           ============   ============   ============   ============   ============
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($0.001 PAR VALUE, UNLIMITED NUMBER
   OF SHARES AUTHORIZED):
     Class A Shares                                                  --      1,297,385        370,321         79,931      2,923,293
     Class B Shares                                                  --        361,508        244,399        296,228        782,191
     Class C Shares                                                  --          2,900         21,665         30,331         72,820
     Class I Shares                                                  --             --        263,890        989,282      1,744,701
     Advisor Shares                                           7,892,674             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE:
     Class A Shares                                        $         --   $      10.48   $      10.01   $      10.05   $      11.05
     Class B Shares*                                       $         --   $      10.49   $      10.01   $      10.07   $      11.04
     Class C Shares*                                       $         --   $      10.46   $      10.03   $      10.06   $      11.08
     Class I Shares                                        $         --   $         --   $      10.01   $      10.06   $      11.05
     Advisor Shares                                        $      10.31   $         --   $         --   $         --   $         --
Maximum Sales Charge--Class A Shares                                 --%          4.75%          4.75%          4.75%          4.75%
                                                           ============   ============   ============   ============   ============
Maximum Offering Price per share (Net Asset
   Value/(100%-maximum sales charge))--Class A Shares      $         --   $      11.00   $      10.51   $      10.55   $      11.60
                                                           ============   ============   ============   ============   ============
Total Investments, at cost                                                                                             $ 58,662,444
                                                                                                                       ============

----------
*     Redemption Price per share varies by length of time shares are held.

31  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                          ------------   ------------   -------------   ------------   -------------
                                                             GROWTH       GROWTH AND    INTERNATIONAL      MID-CAP      OPPORTUNITY
                                                              FUND       INCOME FUND     EQUITY FUND        FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in Affiliated Portfolios                 $ 62,980,032   $         --   $ 386,023,336   $         --   $ 20,654,692
     Investments in non-affiliates, at value                        --     52,585,322              --     33,267,660             --
     Interest and dividends receivable                              --         27,858              --          3,121             --
     Receivable for capital shares issued                       56,250             47         152,091          5,542          1,048
     Receivable for investments sold                                --             --              --        276,142             --
     Reclaims receivable                                            --             --         357,552             --             --
     Receivable from Investment Adviser                             --             --              --             --          1,871
     Prepaid expenses and other assets                           6,196         12,495          13,645          5,021          5,479
                                                          ------------   ------------   -------------   ------------   ------------
     TOTAL ASSETS                                           63,042,478     52,625,722     386,546,624     33,557,486     20,663,090
                                                          ------------   ------------   -------------   ------------   ------------
LIABILITIES:
     Payable for investments purchased                              --             --              --        557,655             --
     Payable for capital shares redeemed                       106,708          6,756         688,699         17,836        324,001
     Payable to Investment Adviser                              21,550             --              --             --             --
     Accrued expenses and other liabilities:
         Investment Management                                      --         24,477              --         20,696             --
         Administration                                          1,685         10,292          13,072          4,861            885
         Distribution                                            1,073          3,181              --          3,988          2,491
         Shareholder Servicing                                   6,742          1,481              --          2,575          4,277
         Compliance Service                                         36             70             267             50             16
         Transfer Agent                                          6,366          4,379           4,116          6,031          6,152
         Trustee                                                    98            180             658            119             39
         Other                                                  16,266         18,762         122,705         11,976          6,470
                                                          ------------   ------------   -------------   ------------   ------------
     TOTAL LIABILITIES                                         160,524         69,578         829,517        625,787        344,331
                                                          ------------   ------------   -------------   ------------   ------------
NET ASSETS                                                $ 62,881,954   $ 52,556,144   $ 385,717,107   $ 32,931,699   $ 20,318,759
                                                          ============   ============   =============   ============   ============
------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
     Capital                                              $ 44,479,644   $ 40,627,351   $ 250,411,836   $ 19,007,456   $  9,945,246
     Accumulated net investment income (loss)                       --          5,574       5,187,203             --             --
     Accumulated net realized gains (losses) from
       investment and foreign currency transactions          2,872,186     (5,751,302)     28,775,413      3,437,604      5,989,770
     Unrealized appreciation/depreciation from
       investments and foreign currencies                   15,530,124     17,674,521     101,342,655     10,486,639      4,383,743
                                                          ------------   ------------   -------------   ------------   ------------
NET ASSETS                                                $ 62,881,954   $ 52,556,144   $ 385,717,107   $ 32,931,699   $ 20,318,759
                                                          ============   ============   =============   ============   ============
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Class A Shares                                       $ 30,858,484   $  2,048,013   $          --   $  5,896,882   $ 15,057,289
     Class B Shares                                          1,629,791      5,051,015              --      6,285,063      4,927,584
     Class C Shares                                             98,258         57,727              --         78,745        333,886
     Class I Shares                                         30,295,421     45,399,389              --             --             --
     Advisor Shares                                                 --             --     385,717,107             --             --
     Trust Shares                                                   --             --              --     20,671,009             --
                                                          ------------   ------------   -------------   ------------   ------------
                                                          $ 62,881,954   $ 52,556,144   $ 385,717,107   $ 32,931,699   $ 20,318,759
                                                          ============   ============   =============   ============   ============
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($0.001 PAR VALUE, UNLIMITED NUMBER
   OF SHARES AUTHORIZED):
     Class A Shares                                          1,719,287        145,834              --        545,473        917,662
     Class B Shares                                             96,329        369,841              --        624,161        329,740
     Class C Shares                                              5,774          4,191              --          7,748         22,103
     Class I Shares                                          1,680,993      3,222,187              --             --             --
     Advisor Shares                                                 --             --      15,493,191             --             --
     Trust Shares                                                   --             --              --      1,874,100             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE:
     Class A Shares                                       $      17.95   $      14.04   $          --   $      10.81   $      16.41
     Class B Shares                                       $      16.92   $      13.66   $          --   $      10.07   $      14.94
     Class C Shares*                                      $      17.02   $      13.77   $          --   $      10.16   $      15.11
     Class I Shares                                       $      18.02   $      14.09   $          --   $         --   $         --
     Advisor Shares                                       $         --   $         --   $       24.90   $         --   $         --
     Trust Shares                                         $         --   $         --   $          --   $      11.03   $         --
Maximum Sales Charge--Class A Shares                              5.00%          5.00%            --%           5.00%          5.00%
                                                          ============   ============   =============   ============   ============
Maximum Offering Price per share (Net Asset
   Value/(100%-maximum sales charge))--Class A Shares     $      18.89   $      14.78   $          --   $      11.38   $      17.27
                                                          ============   ============   =============   ============   ============
     Total Investments, at cost                                          $ 34,910,801                   $ 22,781,021
                                                                         ============                   ============

----------
*     Redemption Price per share varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  32

HSBC INVESTOR FAMILY OF FUNDS

                                                                                    -------------   ------------   -------------
                                                                                     OPPORTUNITY
                                                                                         FUND         OVERSEAS        VALUE
                                                                                      (ADVISOR)      EQUITY FUND       FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in Affiliated Portfolios                                           $ 176,674,531   $ 19,879,757   $ 57,849,714
     Receivable for capital shares issued                                                  32,000          2,642         72,045
     Reclaims receivable                                                                       --         64,196             --
     Prepaid expenses and other assets                                                      7,708          5,263          6,311
                                                                                    -------------   ------------   ------------
     TOTAL ASSETS                                                                     176,714,239     19,951,858     57,928,070
                                                                                    -------------   ------------   ------------
LIABILITIES:
     Payable for capital shares redeemed                                                   48,080          8,089         68,804
     Payable to Investment Adviser                                                             --          1,842         10,120
     Accrued expenses and other liabilities:
         Administration                                                                     7,959            758          1,662
         Distribution                                                                          --          2,408          1,217
         Shareholder Servicing                                                                 --          4,135          6,202
         Compliance Service                                                                   218             16             50
         Transfer Agent                                                                     3,289          5,011          6,352
         Trustee                                                                              538             38            119
         Other                                                                             61,277          6,798         18,229
                                                                                    -------------   ------------   ------------
     TOTAL LIABILITIES                                                                    121,361         29,095        112,755
                                                                                    -------------   ------------   ------------
NET ASSETS                                                                          $ 176,592,878   $ 19,922,763   $ 57,815,315
                                                                                    =============   ============   ============
--------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
     Capital                                                                        $  98,069,819   $  8,381,228   $ 43,896,071
     Accumulated net investment income (loss)                                                  --         79,109        131,577
     Accumulated net realized gains (losses) from investment and foreign
       currency transactions                                                           44,802,636      2,926,830      4,629,502
     Unrealized appreciation/depreciation from investments and foreign currencies      33,720,423      8,535,596      9,158,165
                                                                                    -------------   ------------   ------------
NET ASSETS                                                                          $ 176,592,878   $ 19,922,763   $ 57,815,315
                                                                                    =============   ============   ============
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Class A Shares                                                                 $          --   $ 16,077,619   $ 27,224,571
     Class B Shares                                                                            --      3,698,455      1,772,292
     Class C Shares                                                                            --        146,689        126,119
     Class I Shares                                                                            --             --     28,692,333
     Advisor Shares                                                                   176,592,878             --             --
                                                                                    -------------   ------------   ------------
                                                                                    $ 176,592,878   $ 19,922,763   $ 57,815,315
                                                                                    =============   ============   ============
--------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($0.001 PAR VALUE, UNLIMITED NUMBER OF SHARES AUTHORIZED):
     Class A Shares                                                                            --        784,884      1,646,362
     Class B Shares                                                                            --        190,415        111,962
     Class C Shares                                                                            --          7,358          7,910
     Class I Shares                                                                            --             --      1,736,751
     Advisor Shares                                                                     9,323,396             --             --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     Class A Shares                                                                 $          --   $      20.48   $      16.54
     Class B Shares*                                                                $          --   $      19.42   $      15.83
     Class C Shares*                                                                $          --   $      19.94   $      15.94
     Class I Shares                                                                 $          --   $         --   $      16.52
     Advisor Shares                                                                 $       18.94   $         --   $         --
Maximum Sales Charge--Class A Shares                                                           --%          5.00%          5.00%
                                                                                    =============   ============   ============
Maximum Offering Price per share (Net Asset Value/(100%-maximum sales
   charge))--Class A Shares                                                         $          --   $      21.56   $      17.41
                                                                                    =============   ============   ============

----------
*     Redemption Price per share varies by length of time shares are held.

33  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                   STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2007

                                                        ------------   ------------   ------------   ------------   ------------
                                                          CORE PLUS                                  INTERMEDIATE
                                                        FIXED INCOME     CORE PLUS     HIGH YIELD      DURATION      NEW YORK
                                                            FUND       FIXED INCOME   FIXED INCOME   FIXED INCOME    TAX-FREE
                                                          (ADVISOR)        FUND           FUND           FUND        BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                           $         --   $         --   $         --   $         --   $ 2,679,374
     Dividends                                                    --             --             --             --        48,398
     Investment Income from Affiliated Portfolios (a)      4,642,335      1,030,610        748,864        964,858            --
     Expenses from Affiliated Portfolios (a)                (490,903)      (108,987)      (122,821)      (147,601)           --
                                                        ------------   ------------   ------------   ------------   -----------
     TOTAL INVESTMENT INCOME (LOSS)                        4,151,432        921,623        626,043        817,257     2,727,772
                                                        ------------   ------------   ------------   ------------   -----------
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Management                                        --             --             --             --       156,682
     Administration                                           24,811          5,504          2,646          5,271        37,550
     Distribution:
       Class B Shares                                             --         28,645         17,449         25,527        84,284
       Class C Shares                                             --            883          1,932          3,377         7,156
     Shareholder Servicing:
       Class A Shares                                             --         35,494          9,902          2,078        84,933
       Class B Shares                                             --         10,258          5,818          8,598        28,257
       Class C Shares                                             --            302            647          1,126         2,446
     Accounting                                                9,000         22,336         28,700         29,000        75,650
     Compliance Service                                          940            208            101            203         1,389
     Custodian                                                    --             --             --             --        13,497
     Printing                                                 24,741          8,140          4,063          7,018        25,053
     Transfer Agent                                           20,263         55,447         65,378         49,002        62,171
     Trustee                                                   2,065            457            248            442         3,097
     Registration fees                                            --            108            416             84           339
     Other                                                    25,889         13,157         13,418          8,696        25,794
                                                        ------------   ------------   ------------   ------------   -----------
       Total expenses before fee reductions                  107,709        180,939        150,718        140,422       608,298
       Fees reduced by Investment Adviser                   (225,085)      (129,294)      (189,345)      (177,310)           --
       Expenses reimbursed by Investment Adviser             (80,258)        (5,966)            --        (21,743)      (20,753)
                                                        ------------   ------------   ------------   ------------   -----------
       NET EXPENSES                                         (197,634)        45,679        (38,627)       (58,631)      587,545
                                                        ------------   ------------   ------------   ------------   -----------
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               4,349,066        875,944        664,670        875,888     2,140,227
                                                        ------------   ------------   ------------   ------------   -----------
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES: (a)
Net realized gains (losses) from investments and
   foreign currency transactions                           2,097,739        433,571         94,442        792,234        79,494
Change in unrealized appreciation/depreciation
   from investments and foreign currencies                  (740,498)      (152,977)      (167,829)      (170,042)     (832,199)
                                                        ------------   ------------   ------------   ------------   -----------
--------------------------------------------------------------------------------------------------------------------------------
Net realized\unrealized gains (losses) from
   investment and foreign currency transactions            1,357,241        280,594        (73,387)       622,192      (752,705)
                                                        ------------   ------------   ------------   ------------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS          $  5,706,307   $  1,156,538   $    591,283   $  1,498,080   $ 1,387,522
                                                        ============   ============   ============   ============   ===========

----------
(a) With the exception of the New York Tax-Free Bond Fund, represents amounts allocated from the respective Affiliated Portfolios.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  34

HSBC INVESTOR FAMILY OF FUNDS

                                                              ------------   ------------  -------------  -----------  ------------
                                                                 GROWTH       GROWTH AND   INTERNATIONAL    MID-CAP    OPPORTUNITY
                                                                  FUND        INCOME FUND   EQUITY FUND       FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                $         --   $    588,114  $          --  $   227,876  $        --
     Dividend income from affiliated investments                        --             --             --        3,207           --
     Investment Income from Affiliated Portfolios (a)              555,038             --     11,195,558           --       87,148
     Tax reclaims (a)                                                   --             --        187,869           --           --
     Foreign tax withholding from Affiliated Portfolios (a)             --             --     (1,167,907)          --           --
     Expenses from Affiliated Portfolios (a)                      (321,014)            --     (2,681,619)          --     (211,232)
                                                              ------------   ------------  -------------  -----------  -----------
     TOTAL INVESTMENT INCOME (LOSS)                                234,024        588,114      7,533,901      231,083     (124,084)
                                                              ------------   ------------  -------------  -----------  -----------
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Management                                              --        293,414             --      230,741           --
     Administration                                                 15,144         29,180         99,740       18,245        7,075
     Distribution:
       Class B Shares                                               11,100         35,664             --       50,304       36,681
       Class C Shares                                                  823            258             --          664        2,321
     Shareholder Servicing:
       Class A Shares                                               68,809          3,930             --       13,349       44,816
       Class B Shares                                                3,706         11,914             --       16,837       12,227
       Class C Shares                                                  282             87             --          224          791
     Accounting                                                     29,000         67,750          9,000       67,420       22,336
     Compliance Service                                                559          1,076          3,760          681          276
     Custodian                                                          --         10,679             --       18,965           --
     Interest                                                           --             60             --           --           --
     Printing                                                       23,658         20,698        130,484       18,652       12,349
     Transfer Agent                                                 85,271         58,952         33,321       80,480       80,014
     Trustee                                                         1,235          2,439          8,206        1,437          604
     Registration fees                                                 352            333             --           --          152
     Other                                                          23,467         40,711         58,638       14,435       16,367
                                                              ------------   ------------  -------------  -----------  -----------
       Total expenses before fee reductions                        263,406        577,145        343,149      532,434      236,009
       Fees reduced by Investment Adviser                          (46,044)       (60,503)            --     (112,291)     (50,013)
       Expenses reimbursed by Investment Adviser                    (8,757)       (60,580)       (90,294)     (52,113)      (8,071)
                                                              ------------   ------------  -------------  -----------  -----------
       NET EXPENSES                                                208,605        456,062        252,855      368,030      177,925
                                                              ------------   ------------  -------------  -----------  -----------
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        25,419        132,052      7,281,046     (136,947)    (302,009)
                                                              ------------   ------------  -------------  -----------  -----------
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS: (A)
Net realized gains (losses) from investments and foreign
   currency transactions                                         2,943,213      4,390,113     29,592,826    3,529,981    6,380,550
Change in unrealized appreciation/depreciation from
   investments and foreign currencies                           11,547,046      7,796,554     37,623,613    4,694,868     (180,853)
                                                              ------------   ------------  -------------  -----------  -----------
-----------------------------------------------------------------------------------------------------------------------------------
Net realized\unrealized gains (losses) from investment
   and foreign currency transactions                            14,490,259     12,186,667     67,216,439    8,224,849    6,199,697
                                                              ------------   ------------  -------------  -----------  -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                $ 14,515,678   $ 12,318,719  $  74,497,485  $ 8,087,902  $ 5,897,688
                                                              ============   ============  =============  ===========  ===========

----------
(a) With the exception of the Growth and Income Fund and the Mid-Cap Fund, represents amounts allocated from the respective Affiliated Portfolios.

35  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                                                 ------------   -----------   ------------
                                                                                 OPPORTUNITY
                                                                                     FUND         OVERSEAS       VALUE
                                                                                   (ADVISOR)    EQUITY FUND       FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Investment Income from Affiliated Portfolios (a)                              $    622,456   $   640,463   $ 1,078,143
   Tax reclaims (a)                                                                        --         9,996            --
   Foreign tax withholding from Affiliated Portfolios (a)                                  --       (67,018)           --
   Expenses from Affiliated Portfolios (a)                                         (1,569,198)     (165,900)     (366,118)
                                                                                 ------------   -----------   -----------
   TOTAL INVESTMENT INCOME (LOSS)                                                    (946,742)      417,541       712,025
                                                                                 ------------   -----------   -----------
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Administration                                                                      51,982         6,322        16,335
   Distribution:
     Class B Shares                                                                        --        26,013        14,368
     Class C Shares                                                                        --         1,109         1,144
   Shareholder Servicing:
     Class A Shares                                                                        --        42,880        70,903
     Class B Shares                                                                        --         8,726         4,799
     Class C Shares                                                                        --           420           388
   Accounting                                                                           9,000        22,336        29,000
   Compliance Service                                                                   2,099           246           621
   Printing                                                                            53,454        10,814        26,451
   Transfer Agent                                                                      30,509        66,348        85,728
   Trustee                                                                              4,646           528         1,371
   Registration fees                                                                       --           137           363
   Other                                                                               46,324        17,471        24,500
                                                                                 ------------   -----------   -----------
     Total expenses before fee reductions                                             198,014       203,350       275,971
     Fees reduced by Investment Adviser                                                    --            --       (25,112)
     Expenses reimbursed by Investment Adviser                                       (110,941)       (4,313)      (46,044)
                                                                                 ------------   -----------   -----------
     NET EXPENSES                                                                      87,073       199,037       204,815
                                                                                 ------------   -----------   -----------
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                       (1,033,815)      218,504       507,210
                                                                                 ------------   -----------   -----------
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS: (A)
Net realized gains (losses) from investments and foreign currency transactions     46,538,426     3,031,889     4,408,682

Change in unrealized appreciation/depreciation from investments                     1,172,860     1,272,896        12,266
                                                                                 ------------   -----------   -----------
--------------------------------------------------------------------------------------------------------------------------
Net realized\unrealized gains (losses) from investment transactions                47,711,286     4,304,785     4,420,948
                                                                                 ------------   -----------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                   $ 46,677,471   $ 4,523,289   $ 4,928,158
                                                                                 ============   ===========   ===========

----------
(a)   Represents amounts allocated from the respective Affiliated Portfolios.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  36

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                              ---------------------------   ----------------------------
                                                       CORE PLUS                  CORE PLUS FIXED
                                              FIXED INCOME FUND (ADVISOR)           INCOME FUND
--------------------------------------------------------------------------------------------------------
                                                 FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                  2007           2006           2007           2006
--------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)               $  4,349,066   $  4,105,465   $    875,944   $    843,851
   Net realized gains (losses) from
     investment transactions                     2,097,739     (1,501,702)       433,571       (377,777)
   Change in unrealized appreciation/
     depreciation from investments
     and foreign currencies                       (740,498)     1,816,915       (152,977)       452,867
                                              ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                    5,706,307      4,420,678      1,156,538        918,941
                                              ------------   ------------   ------------   ------------
--------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                       --             --       (704,651)      (622,411)
   Class B Shares                                       --             --       (172,434)      (212,869)
   Class C Shares                                       --             --         (5,092)       (10,246)
   Advisor Shares                               (4,321,491)    (4,104,585)            --             --
NET REALIZED GAINS:
   Class A Shares                                       --             --             --        (73,046)
   Class B Shares                                       --             --             --        (29,921)
   Class C Shares                                       --             --             --         (1,351)
   Advisor Shares                                       --     (3,712,469)            --             --
                                              ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                        (4,321,491)    (7,817,054)      (882,177)      (949,844)
                                              ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM
   CAPITAL TRANSACTIONS                           (968,500)    (5,370,906)       388,105     (7,315,720)
                                              ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS                               416,316     (8,767,282)       662,466     (7,346,623)
--------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                          80,976,155     89,743,437     16,751,835     24,098,458
                                              ------------   ------------   ------------   ------------
   End of period                              $ 81,392,471   $ 80,976,155   $ 17,414,301   $ 16,751,835
                                              ============   ============   ============   ============
   Accumulated net investment income (loss)   $    120,218   $     29,636   $     13,008   $      5,120
                                              ============   ============   ============   ============

37  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                       -----------------------------   ----------------------------
                                                 CORE PLUS                   CORE PLUS FIXED
                                        FIXED INCOME FUND (ADVISOR)            INCOME FUND
---------------------------------------------------------------------------------------------------
                                          FOR THE         FOR THE         FOR THE        FOR THE
                                         YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                            2007            2006           2007           2006
---------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued         $          --   $          --   $  4,557,268   $  1,922,955
   Dividends reinvested                           --              --        673,120        683,474
   Value of shares redeemed                       --              --     (4,086,990)    (7,996,165)
                                       -------------   -------------   ------------   ------------
Class A Shares capital transactions               --              --      1,143,398     (5,389,736)
                                       -------------   -------------   ------------   ------------
---------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                    --              --        133,221        107,919
   Dividends reinvested                           --              --        152,515        219,337
   Value of shares redeemed                       --              --       (832,273)    (2,205,242)
                                       -------------   -------------   ------------   ------------
Class B Shares capital transactions               --              --       (546,537)    (1,877,986)
                                       -------------   -------------   ------------   ------------
---------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                    --              --         16,800              5
   Dividends reinvested                           --              --          4,727         11,807
   Value of shares redeemed                       --              --       (230,283)       (59,810)
                                       -------------   -------------   ------------   ------------
Class C Shares capital transactions               --              --       (208,756)       (47,998)
                                       -------------   -------------   ------------   ------------
---------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Proceeds from shares issued            16,414,081      18,068,509             --             --
   Dividends reinvested                    2,820,496       5,415,411             --             --
   Value of shares redeemed              (20,203,077)    (28,854,826)            --             --
                                       -------------   -------------   ------------   ------------
Advisor Shares capital transactions         (968,500)     (5,370,906)            --             --
                                       -------------   -------------   ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM
   CAPITAL TRANSACTIONS                $    (968,500)  $  (5,370,906)  $    388,105   $ (7,315,720)
                                       =============   =============   ============   ============
---------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                         --              --        435,107        188,221
   Reinvested                                     --              --         64,455         66,942
   Redeemed                                       --              --       (391,171)      (779,053)
                                       -------------   -------------   ------------   ------------
Change in Class A Shares                          --              --        108,391       (523,890)
                                       -------------   -------------   ------------   ------------
---------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                         --              --         12,712         10,598
   Reinvested                                     --              --         14,586         21,472
   Redeemed                                       --              --        (79,589)      (216,292)
                                       -------------   -------------   ------------   ------------
Change in Class B Shares                          --              --        (52,291)      (184,222)
                                       -------------   -------------   ------------   ------------
---------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                         --              --          1,628             --
   Reinvested                                     --              --            453          1,158
   Redeemed                                       --              --        (22,120)        (5,866)
                                       -------------   -------------   ------------   ------------
Change in Class C Shares                          --              --        (20,039)        (4,708)
                                       -------------   -------------   ------------   ------------
---------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Issued                                  1,596,631       1,788,443             --             --
   Reinvested                                274,454         536,720             --             --
   Redeemed                               (1,968,988)     (2,843,745)            --             --
                                       -------------   -------------   ------------   ------------
Change in Advisor Shares                     (97,903)       (518,582)            --             --
                                       -------------   -------------   ------------   ------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  38

HSBC INVESTOR FAMILY OF FUNDS

                                                ---------------------------   ----------------------------
                                                         HIGH YIELD              INTERMEDIATE DURATION
                                                     FIXED INCOME FUND             FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                  FOR THE        FOR THE       FOR THE       FOR THE
                                                 YEAR ENDED    PERIOD ENDED   YEAR ENDED    YEAR ENDED
                                                 OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                    2007         2006 (a)        2007          2006
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                 $    664,670   $    575,859   $   875,888   $    987,322
   Net realized gains (losses) from                   94,442         31,454       792,234       (420,155)
     investment transactions
   Change in unrealized appreciation/
     depreciation from investments and
     foreign currencies                             (167,829)        69,732      (170,042)       480,307
                                                ------------   ------------   -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        591,283        677,045     1,498,080      1,047,474
                                                ------------   ------------   -----------   ------------
----------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                   (307,911)      (301,928)      (41,612)       (46,821)
   Class B Shares                                   (163,518)       (84,509)     (145,985)      (166,109)
   Class C Shares                                    (18,030)        (8,755)      (19,081)       (19,885)
   Class I Shares                                   (181,367)      (174,183)     (666,493)      (767,823)
NET REALIZED GAINS:
   Class A Shares                                    (15,636)            --            --             --
   Class B Shares                                     (6,846)            --            --             --
   Class C Shares                                       (757)            --            --             --
   Class I Shares                                     (8,215)            --            --             --
                                                ------------   ------------   -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                            (702,280)      (569,375)     (873,171)    (1,000,638)
                                                ------------   ------------   -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                     (533,751)     9,549,568    (4,796,641)   (13,008,376)
                                                ------------   ------------   -----------   ------------
CHANGE IN NET ASSETS                                (644,748)     9,657,238    (4,171,732)   (12,961,540)
----------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                             9,657,238             --    18,217,268     31,178,808
                                                ------------   ------------   -----------   ------------
   End of period                                $  9,012,490   $  9,657,238   $14,045,536   $ 18,217,268
                                                ============   ============   ===========   ============
   Accumulated net investment income (loss)     $        328   $      6,484   $    23,112   $      7,071
                                                ============   ============   ===========   ============

----------
(a)   The High Yield Fixed Income Fund commenced operations on November 18,
      2005.

39  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                ---------------------------   --------------------------
                                                        HIGH YIELD                INTERMEDIATE DURATION
                                                    FIXED INCOME FUND               FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                   FOR THE        FOR THE       FOR THE       FOR THE
                                                 YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED
                                                 OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                    2007          2006 (a)       2007          2006
----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                  $  1,101,456   $  5,577,211   $    91,672   $     25,306
   Dividends reinvested                              261,982        287,526        37,106         43,347
   Value of shares redeemed                       (2,360,652)    (1,183,299)     (335,287)      (151,593)
                                                ------------   ------------   -----------   ------------
Class A Shares capital transactions                 (997,214)     4,681,438      (206,509)       (82,940)
                                                ------------   ------------   -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                       542,167      2,078,468        53,039         75,008
   Dividends reinvested                              113,890         56,791       129,255        141,353
   Value of shares redeemed                         (279,180)       (45,574)   (1,060,828)    (1,343,632)
                                                ------------   ------------   -----------   ------------
Class B Shares capital transactions                  376,877      2,089,685      (878,534)    (1,127,271)
                                                ------------   ------------   -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                        83,515        230,344        16,250          1,800
   Dividends reinvested                               15,343          8,113        18,729         20,272
   Value of shares redeemed                         (112,155)          (110)     (248,148)       (49,000)
                                                ------------   ------------   -----------   ------------
Class C Shares capital transactions                  (13,297)       238,347      (213,169)       (26,928)
                                                ------------   ------------   -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                     1,158,432      2,775,374     2,137,921        908,462
   Dividends reinvested                              188,601        173,189       500,994        613,135
   Value of shares redeemed                       (1,247,150)      (408,465)   (6,137,344)   (13,292,834)
                                                ------------   ------------   -----------   ------------
Class I Shares capital transactions                   99,883      2,540,098    (3,498,429)   (11,771,237)
                                                ------------   ------------   -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM
   CAPITAL TRANSACTIONS                         $   (533,751)  $  9,549,568   $(4,796,641)  $(13,008,376)
                                                ============   ============   ===========   ============
----------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                            107,567        557,001         9,160          2,635
   Reinvested                                         25,689         28,555         3,707          4,508
   Redeemed                                         (230,848)      (117,643)      (33,428)       (15,783)
                                                ------------   ------------   -----------   ------------
Change in Class A Shares                             (97,592)       467,913       (20,561)        (8,640)
                                                ------------   ------------   -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                             52,978        206,587         5,264          7,820
   Reinvested                                         11,185          5,627        12,882         14,681
   Redeemed                                          (27,507)        (4,471)     (105,990)      (139,306)
                                                ------------   ------------   -----------   ------------
Change in Class B Shares                              36,656        207,743       (87,844)      (116,805)
                                                ------------   ------------   -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                              7,961         22,902         1,608            187
   Reinvested                                          1,498            804         1,868          2,107
   Redeemed                                          (11,490)           (10)      (24,816)        (5,095)
                                                ------------   ------------   -----------   ------------
Change in Class C Shares                              (2,031)        23,696       (21,340)        (2,801)
                                                ------------   ------------   -----------   ------------
----------------------------------------------------------------------------------------------------------
Class I Shares:
   Issued                                            113,787        276,989       215,480         94,210
   Reinvested                                         18,529         17,198        49,957         63,673
   Redeemed                                         (121,825)       (40,788)     (612,503)    (1,377,269)
                                                ------------   ------------   -----------   ------------
Change in Class I Shares                              10,491        253,399      (347,066)    (1,219,386)
                                                ------------   ------------   -----------   ------------

----------
(a)   The High Yield Fixed Income Fund commenced operations on November 18,
      2005.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  40

HSBC INVESTOR FAMILY OF FUNDS

                                                                              --------------------------
                                                                                  NEW YORK TAX-FREE
                                                                                     BOND FUND
----------------------------------------------------------------------------------------------------------
                                                                                FOR THE       FOR THE
                                                                               YEAR ENDED    YEAR ENDED
                                                                              OCTOBER 31,   OCTOBER 31,
                                                                                  2007         2006
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                                               $ 2,140,227   $  2,082,496
   Net realized gains (losses) from investment transactions                        79,494         21,722
   Change in unrealized appreciation/depreciation from investments
     and foreign currencies                                                      (832,199)       641,574
                                                                              -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                  1,387,522      2,745,792
                                                                              -----------   ------------
----------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                                              (1,173,859)    (1,102,509)
   Class B Shares                                                                (304,650)      (387,661)
   Class C Shares                                                                 (26,272)       (37,439)
   Class I Shares                                                                (608,516)      (560,276)
NET REALIZED GAINS:
   Class A Shares                                                                 (11,494)       (50,865)
   Class B Shares                                                                  (4,734)       (23,139)
   Class C Shares                                                                    (438)        (2,487)
   Class I Shares                                                                  (5,055)       (24,240)
                                                                              -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM SHAREHOLDER DIVIDENDS                      (2,135,018)   ( 2,188,616)
                                                                              -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS                          323,731     (8,565,736)
                                                                              -----------   ------------
CHANGE IN NET ASSETS                                                             (423,765)    (8,008,560)
----------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                         61,453,319     69,461,879
                                                                              -----------   ------------
   End of period                                                              $61,029,554   $ 61,453,319
                                                                              ===========   ============
   Accumulated net investment income (loss)                                   $    21,541   $     (5,389)
                                                                              ===========   ============

41  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                                              --------------------------
                                                                                  NEW YORK TAX-FREE
                                                                                     BOND FUND
----------------------------------------------------------------------------------------------------------
                                                                                FOR THE       FOR THE
                                                                               YEAR ENDED    YEAR ENDED
                                                                              OCTOBER 31,   OCTOBER 31,
                                                                                  2007         2006
----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                                                $ 7,409,045   $  8,315,770
   Dividends reinvested                                                         1,075,105      1,100,289
   Value of shares redeemed                                                    (8,495,178)   (11,409,207)
                                                                              -----------   ------------
Class A Shares capital transactions                                               (11,028)    (1,993,148)
                                                                              -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                                                    141,720        724,932
   Dividends reinvested                                                           227,620        316,025
   Value of shares redeemed                                                    (5,321,458)    (3,683,709)
                                                                              -----------   ------------
Class B Shares capital transactions                                            (4,952,118)    (2,642,752)
                                                                              -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                                                     17,375          3,537
   Dividends reinvested                                                            14,700         24,112
   Value of shares redeemed                                                      (456,298)      (575,373)
                                                                              -----------   ------------
Class C Shares capital transactions                                              (424,223)      (547,724)
                                                                              -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                                                  7,546,678      1,615,824
   Dividends reinvested                                                           144,401         51,571
   Value of shares redeemed                                                    (1,979,979)    (5,049,507)
                                                                              -----------   ------------
Class I Shares capital transactions                                             5,711,100     (3,382,112)
                                                                              -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS                      $   323,731   $ (8,565,736)
                                                                              ===========   ============
----------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                                         667,129        750,787
   Reinvested                                                                      97,101         99,371
   Redeemed                                                                      (768,451)    (1,031,733)
                                                                              -----------   ------------
Change in Class A Shares                                                           (4,221)      (181,575)
                                                                              -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                                          12,842         65,596
   Reinvested                                                                      20,557         28,569
   Redeemed                                                                      (481,133)      (333,344)
                                                                              -----------   ------------
Change in Class B Shares                                                         (447,734)      (239,179)
                                                                              -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                                           1,555            318
   Reinvested                                                                       1,336          2,171
   Redeemed                                                                       (41,171)       (51,822)
                                                                              -----------   ------------
Change in Class C Shares                                                          (38,280)       (49,333)
                                                                              -----------   ------------
----------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Issued                                                                         681,820        145,686
   Reinvested                                                                      13,084          4,650
   Redeemed                                                                      (179,624)      (453,581)
                                                                              -----------   ------------
Change in Class I Shares                                                          515,280       (303,245)
                                                                              -----------   ------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  42

HSBC INVESTOR FAMILY OF FUNDS

                                                       -----------------------------   ------------------------------
                                                                GROWTH FUND                GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------
                                                          FOR THE         FOR THE         FOR THE         FOR THE
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                            2007            2006           2007             2006
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                        $      25,419   $     (28,434)  $     132,052   $     (30,297)
   Net realized gains from investment
     transactions                                          2,943,213       3,103,028       4,390,113       3,592,585
   Change in unrealized appreciation/
     depreciation from investments and
     foreign currencies                                   11,547,046        (525,374)      7,796,554       2,346,553
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS            14,515,678       2,549,220      12,318,719       5,908,841
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                             (9,938)             --          (2,732)             --
   Class I Shares                                            (37,788)             --        (123,746)        (25,548)
NET REALIZED GAINS:
   Class A Shares                                         (1,670,738)       (357,021)             --              --
   Class B Shares                                           (114,608)        (22,246)             --              --
   Class C Shares                                             (8,469)         (5,635)             --              --
   Class I Shares                                         (1,202,878)       (219,862)             --              --
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                                  (3,044,419)       (604,764)       (126,478)        (25,548)
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM
   CAPITAL TRANSACTIONS                                   12,667,797         164,248      (6,527,061)    (11,382,983)
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS                                      24,139,056       2,108,704       5,665,180      (5,499,690)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                    38,742,898      36,634,194      46,890,964      52,390,654
                                                       -------------   -------------   -------------   -------------
   End of period                                       $  62,881,954   $  38,742,898   $  52,556,144   $  46,890,964
                                                       =============   =============   =============   =============
   Accumulated net investment income (loss)            $          --   $          --   $       5,574   $          --
                                                       =============   =============   =============   =============

43  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                       -----------------------------   ------------------------------
                                                                GROWTH FUND                GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------
                                                          FOR THE         FOR THE         FOR THE         FOR THE
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                            2007            2006           2007             2006
---------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                         $   8,418,213   $   4,530,725   $     395,680   $     112,013
   Dividends reinvested                                    1,668,294         354,352           2,678              --
   Value of shares redeemed                               (7,016,198)     (5,905,203)       (160,534)       (135,477)
                                                       -------------   -------------   -------------   -------------
Class A Shares capital transactions                        3,070,309      (1,020,126)        237,824         (23,464)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                                61,125         233,048         255,981         398,426
   Dividends reinvested                                      112,067          21,697              --              --
   Value of shares redeemed                                 (260,768)       (181,902)       (894,133)       (543,576)
                                                       -------------   -------------   -------------   -------------
Class B Shares capital transactions                          (87,576)         72,843        (638,152)       (145,150)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                                    54           1,004          32,070          19,650
   Dividends reinvested                                        8,413           5,623              --              --
   Value of shares redeemed                                 (197,005)        (94,166)        (17,991)        (38,887)
                                                       -------------   -------------   -------------   -------------
Class C Shares capital transactions                         (188,538)        (87,539)         14,079         (19,237)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                            13,457,915       4,081,210       4,767,318       4,960,323
   Dividends reinvested                                    1,190,246         213,190           8,085           1,654
   Value of shares redeemed                               (4,774,559)     (3,095,330)    (10,916,215)    (16,157,109)
                                                       -------------   -------------   -------------   -------------
Class I Shares capital transactions                        9,873,602       1,199,070      (6,140,812)    (11,195,132)
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM
   CAPITAL TRANSACTIONS                                $  12,667,797   $     164,248   $  (6,527,061)  $ (11,382,983)
                                                       =============   =============   =============   =============
---------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                    581,862         306,676          32,198          10,618
   Reinvested                                                117,196          24,254             217              --
   Redeemed                                                 (458,934)       (400,591)        (13,518)        (12,870)
                                                       -------------   -------------   -------------   -------------
Change in Class A Shares                                     240,124         (69,661)         18,897          (2,252)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                      4,219          16,381          22,376          38,279
   Reinvested                                                  8,307           1,549              --              --
   Redeemed                                                  (18,265)        (12,915)        (74,961)        (52,090)
                                                       -------------   -------------   -------------   -------------
Change in Class B Shares                                      (5,739)          5,015         (52,585)        (13,811)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                          4              70           2,459           1,938
   Reinvested                                                    620             399              --              --
   Redeemed                                                  (13,792)         (6,716)         (1,489)         (3,743)
                                                       -------------   -------------   -------------   -------------
Change in Class C Shares                                     (13,168)         (6,247)            970          (1,805)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Issued                                                    901,736         276,028         403,086         465,603
   Reinvested                                                 83,266          14,592             654             160
   Redeemed                                                 (313,430)       (209,584)       (901,425)     (1,552,705)
                                                       -------------   -------------   -------------   -------------
Change in Class I Shares                                     671,572          81,036        (497,685)     (1,086,942)
                                                       -------------   -------------   -------------   -------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  44

HSBC INVESTOR FAMILY OF FUNDS

                                                       -----------------------------   ------------------------------
                                                         INTERNATIONAL EQUITY FUND              MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------
                                                          FOR THE         FOR THE         FOR THE         FOR THE
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                            2007            2006           2007             2006
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                        $   7,281,046   $   4,854,991   $    (136,947)  $      (4,898)
   Net realized gains (losses) from
     investment transactions                              29,592,826      24,717,984       3,529,981       1,957,696
   Change in unrealized appreciation/
     depreciation from investments
     and foreign currencies                               37,623,613      35,300,745       4,694,868       1,800,748
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             74,497,485      64,873,720       8,087,902       3,753,546
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Advisor Shares                                         (7,179,951)     (4,030,977)             --              --
NET REALIZED GAINS:
   Class A Shares                                                 --              --        (258,695)       (464,228)
   Class B Shares                                                 --              --        (522,684)     (1,688,238)
   Class C Shares                                                 --              --          (6,914)        (25,282)
   Advisor Shares                                        (24,089,605)     (6,656,885)             --              --
   Trust Shares                                                   --              --      (1,159,580)     (4,269,467)
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                                 (31,269,556)    (10,687,862)     (1,947,873)     (6,447,215)
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM
   CAPITAL TRANSACTIONS                                   58,740,573      36,418,624        (942,082)      1,132,987
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS                                     101,968,502      90,604,482       5,197,947      (1,560,682)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                   283,748,605     193,144,123      27,733,752      29,294,434
                                                       -------------   -------------   -------------   -------------
   End of period                                       $ 385,717,107   $ 283,748,605   $  32,931,699   $  27,733,752
                                                       =============   =============   =============   =============
   Accumulated net investment income (loss)            $   5,187,203   $   4,473,624   $          --   $          --
                                                       =============   =============   =============   =============

45  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                       -----------------------------   ------------------------------
                                                         INTERNATIONAL EQUITY FUND              MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------
                                                          FOR THE         FOR THE         FOR THE         FOR THE
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                            2007            2006           2007             2006
---------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                         $          --   $          --   $   3,918,143   $   1,084,845
   Dividends reinvested                                           --              --         256,489         455,929
   Value of shares redeemed                                       --              --      (2,634,591)       (371,463)
                                                       -------------   -------------   -------------   -------------
Class A Shares capital transactions                               --              --       1,540,041       1,169,311
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                                    --              --         235,774         437,454
   Dividends reinvested                                           --              --         514,297       1,661,260
   Value of shares redeemed                                       --              --      (3,072,777)     (1,317,254)
                                                       -------------   -------------   -------------   -------------
Class B Shares capital transactions                               --              --      (2,322,706)        781,460
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                                    --              --          11,496           4,002
   Dividends reinvested                                           --              --           6,914          25,282
   Value of shares redeemed                                       --              --         (49,388)        (32,766)
                                                       -------------   -------------   -------------   -------------
Class C Shares capital transactions                               --              --         (30,978)         (3,482)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Proceeds from shares issued                            84,946,485      58,467,386              --              --
   Dividends reinvested                                   22,576,471       7,069,762              --              --
   Value of shares redeemed                              (48,782,383)    (29,118,524)             --              --
                                                       -------------   -------------   -------------   -------------
Advisor Shares capital transactions                       58,740,573      36,418,624              --              --
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
TRUST SHARES:
   Proceeds from shares issued                                    --              --       5,100,905       2,741,624
   Dividends reinvested                                           --              --         581,066       1,566,969
   Value of shares redeemed                                       --              --      (5,810,410)     (5,122,895)
                                                       -------------   -------------   -------------   -------------
Trust Shares capital transactions                                 --              --        (128,439)       (814,302)
                                                       -------------   -------------   -------------   -------------
CHANGE IN NET ASSETS RESULTING FROM
   CAPITAL TRANSACTIONS                                $  58,740,573   $  36,418,624   $    (942,082)  $   1,132,987
                                                       =============   =============   =============   =============
---------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                         --              --         421,403         126,901
   Reinvested                                                     --              --          29,999          54,997
   Redeemed                                                       --              --        (264,389)        (41,265)
                                                       -------------   -------------   -------------   -------------
Change in Class A Shares                                          --              --         187,013         140,633
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                         --              --          27,574          52,031
   Reinvested                                                     --              --          64,127         211,250
   Redeemed                                                       --              --        (354,120)       (158,683)
                                                       -------------   -------------   -------------   -------------
Change in Class B Shares                                          --              --        (262,419)        104,598
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                         --              --           1,231             462
   Reinvested                                                     --              --             855           3,184
   Redeemed                                                       --              --          (5,550)         (4,014)
                                                       -------------   -------------   -------------   -------------
Change in Class C Shares                                          --              --          (3,464)           (368)
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Issued                                                  3,750,486       2,922,941              --              --
   Reinvested                                              1,070,482         390,377              --              --
   Redeemed                                               (2,166,669)     (1,488,865)             --              --
                                                       -------------   -------------   -------------   -------------
Change in Advisor Shares                                   2,654,299       1,824,453              --              --
                                                       -------------   -------------   -------------   -------------
---------------------------------------------------------------------------------------------------------------------
TRUST SHARES:
   Issued                                                         --              --         522,495         305,751
   Reinvested                                                     --              --          66,712         186,322
   Redeemed                                                       --              --        (600,816)       (572,059)
                                                       -------------   -------------   -------------   -------------
Change in Trust Shares                                            --              --         (11,609)        (79,986)
                                                       -------------   -------------   -------------   -------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  46

HSBC INVESTOR FAMILY OF FUNDS

                                              ------------------------------    -------------------------------
                                                     OPPORTUNITY FUND             OPPORTUNITY FUND (ADVISOR)
---------------------------------------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                  2007             2006             2007              2006
---------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)               $    (302,009)   $    (342,572)   $  (1,033,815)   $    (960,327)
   Net realized gains (losses) from
     investment transactions                      6,380,550        3,994,994       46,538,426       31,062,646
   Change in unrealized appreciation/
     depreciation from investments
     and foreign currencies                        (180,853)       1,342,022        1,172,860        2,986,040
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     5,897,688        4,994,444       46,677,471       33,088,359
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET REALIZED GAINS:
   Class A Shares                                (2,977,887)        (711,320)              --               --
   Class B Shares                                  (619,431)        (150,813)              --               --
   Class C Shares                                   (38,717)         (10,198)              --               --
   Advisor Shares                                        --               --      (29,938,816)      (5,803,618)
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                         (3,636,035)        (872,331)     (29,938,816)      (5,803,618)
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                 (11,472,973)      (2,312,697)     (32,269,549)     (12,679,647)
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS                             (9,211,320)       1,809,416      (15,530,894)      14,605,094
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                           29,530,079       27,720,663      192,123,772      177,518,678
                                              -------------    -------------    -------------    -------------
   End of period                              $  20,318,759    $  29,530,079    $ 176,592,878    $ 192,123,772
                                              =============    =============    =============    =============
   Accumulated net investment income (loss)   $          --    $          --    $          --    $          --
                                              =============    =============    =============    =============

47  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                              ------------------------------    -------------------------------

                                                     OPPORTUNITY FUND             OPPORTUNITY FUND (ADVISOR)
---------------------------------------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                  2007             2006             2007             2006
---------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                $   1,869,751    $   3,495,715    $          --    $          --
   Dividends reinvested                           2,944,516          703,432               --               --
   Value of shares redeemed                     (15,806,644)      (6,056,187)              --               --
                                              -------------    -------------    -------------    -------------
Class A Shares capital transactions             (10,992,377)      (1,857,040)              --               --
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                      187,082          253,088               --               --
   Dividends reinvested                             612,160          147,234               --               --
   Value of shares redeemed                      (1,272,389)        (805,798)              --               --
                                              -------------    -------------    -------------    -------------
Class B Shares capital transactions                (473,147)        (405,476)              --               --
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                           --            2,010               --               --
   Dividends reinvested                              38,284           10,101               --               --
   Value of shares redeemed                         (45,733)         (62,292)              --               --
                                              -------------    -------------    -------------    -------------
Class C Shares capital transactions                  (7,449)         (50,181)              --               --
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Proceeds from shares issued                           --               --       43,767,538       15,925,063
   Dividends reinvested                                  --               --       12,322,958        4,071,601
   Value of shares redeemed                              --               --      (88,360,045)     (32,676,311)
                                              -------------    -------------    -------------    -------------
Advisor Shares capital transactions                      --               --      (32,269,549)     (12,679,647)
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                               $ (11,472,973)   $  (2,312,697)   $ (32,269,549)   $ (12,679,647)
                                              =============    =============    =============    =============
---------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                           131,660          255,030               --               --
   Reinvested                                       228,434           54,419               --               --
   Redeemed                                      (1,154,412)        (443,567)              --               --
                                              -------------    -------------    -------------    -------------
Change in Class A Shares                           (794,318)        (134,118)              --               --
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                            14,236           19,744               --               --
   Reinvested                                        51,790           12,202               --               --
   Redeemed                                         (96,076)         (63,328)              --               --
                                              -------------    -------------    -------------    -------------
Change in Class B Shares                            (30,050)         (31,382)              --               --
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                --              148               --               --
   Reinvested                                         3,204              829               --               --
   Redeemed                                          (3,443)          (4,807)              --               --
                                              -------------    -------------    -------------    -------------
Change in Class C Shares                               (239)          (3,830)              --               --
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Issued                                                --               --        2,507,207          962,234
   Reinvested                                            --               --          822,079          262,486
   Redeemed                                              --               --       (5,122,696)      (1,990,135)
                                              -------------    -------------    -------------    -------------
Change in Advisor Shares                                 --               --       (1,793,410)        (765,415)
                                              -------------    -------------    -------------    -------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  48

HSBC INVESTOR FAMILY OF FUNDS

                                              ------------------------------    -------------------------------
                                                   OVERSEAS EQUITY FUND                   VALUE FUND
---------------------------------------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                  2007             2006             2007             2006
---------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)               $     218,504    $     288,789    $     507,210    $     336,981
   Net realized gains (losses) from
     investment transactions                      3,031,889        3,038,364        4,408,682        4,265,780
   Change in unrealized appreciation/
     depreciation from investments
     and foreign currencies                       1,272,896        3,516,165           12,266        3,709,021
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     4,523,289        6,843,318        4,928,158        8,311,782
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                  (474,482)        (326,916)        (213,752)        (284,513)
   Class B Shares                                   (48,615)         (23,264)          (1,937)          (8,626)
   Class C Shares                                    (2,106)          (1,601)            (113)          (1,160)
   Class I Shares                                        --               --         (240,365)        (229,486)
NET REALIZED GAINS:
   Class A Shares                                (2,532,363)      (1,507,747)      (2,315,837)      (1,923,289)
   Class B Shares                                  (377,205)        (185,747)        (187,844)        (154,501)
   Class C Shares                                   (18,983)         (12,624)         (14,732)         (29,129)
   Class I Shares                                        --               --       (1,767,244)      (1,220,351)
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                         (3,453,754)      (2,057,899)      (4,741,824)      (3,851,055)
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                  (7,305,261)      (1,874,669)      12,809,994         (155,652)
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS                             (6,235,726)       2,910,750       12,996,328        4,305,075
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                           26,158,489       23,247,739       44,818,987       40,513,912
                                              -------------    -------------    -------------    -------------
   End of period                              $  19,922,763    $  26,158,489    $  57,815,315    $  44,818,987
                                              =============    =============    =============    =============
   Accumulated net investment income (loss)   $      79,109    $     294,103    $     131,577    $      94,489
                                              =============    =============    =============    =============

49  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                              ------------------------------    -------------------------------
                                                   OVERSEAS EQUITY FUND                   VALUE FUND
---------------------------------------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                  2007             2006             2007             2006
---------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                $   1,927,533    $   3,898,094    $   6,834,608    $   3,803,760
   Dividends reinvested                           2,979,338        1,818,046        2,504,967        2,187,527
   Value of shares redeemed                     (12,347,048)      (7,848,982)      (6,945,162)      (7,101,747)
                                              -------------    -------------    -------------    -------------
Class A Shares capital transactions              (7,440,177)      (2,132,842)       2,394,413       (1,110,460)
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                      299,816          426,797           81,743          108,230
   Dividends reinvested                             417,884          204,672          185,697          158,811
   Value of shares redeemed                        (551,790)        (338,565)        (410,699)        (281,760)
                                              -------------    -------------    -------------    -------------
Class B Shares capital transactions                 165,910          292,904         (143,259)         (14,719)
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                       28,000            4,254               --            1,051
   Dividends reinvested                              20,910           14,125           14,746           30,205
   Value of shares redeemed                         (79,904)         (53,110)         (42,494)        (287,134)
                                              -------------    -------------    -------------    -------------
Class C Shares capital transactions                 (30,994)         (34,731)         (27,748)        (255,878)
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                           --               --       13,481,595        2,983,526
   Dividends reinvested                                  --               --        1,920,064        1,363,115
   Value of shares redeemed                              --               --       (4,815,071)      (3,121,236)
                                              -------------    -------------    -------------    -------------
Class I Shares capital transactions                      --               --       10,586,588        1,225,405
                                              -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                               $  (7,305,261)   $  (1,874,669)   $  12,809,994    $    (155,652)
                                              =============    =============    =============    =============
---------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                           102,880          228,774          433,376          245,996
   Reinvested                                       170,248          116,471          160,308          149,309
   Redeemed                                        (695,566)        (464,081)        (424,086)        (459,025)
                                              -------------    -------------    -------------    -------------
Change in Class A Shares                           (422,438)        (118,836)         169,598          (63,720)
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                            16,784           25,997            5,175            7,211
   Reinvested                                        25,023           13,637           12,417           11,270
   Redeemed                                         (31,048)         (20,687)         (26,217)         (18,887)
                                              -------------    -------------    -------------    -------------
Change in Class B Shares                             10,759           18,947           (8,625)            (406)
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                             1,618              249               --               69
   Reinvested                                         1,221              922              979            2,131
   Redeemed                                          (4,376)          (3,034)          (2,761)         (18,964)
                                              -------------    -------------    -------------    -------------
Change in Class C Shares                             (1,537)          (1,863)          (1,782)         (16,764)
                                              -------------    -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Issued                                                --               --          831,134          193,483
   Reinvested                                            --               --          122,918           93,166
   Redeemed                                              --               --         (297,127)        (201,427)
                                              -------------    -------------    -------------    -------------
Change in Class I Shares                                 --               --          656,925           85,222
                                              -------------    -------------    -------------    -------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  50

--------------------------------------------------------------------------------
HSBC ADVISOR FUNDS TRUST--CORE PLUS FIXED INCOME FUND (ADVISOR)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                          DIVIDENDS
                                          -----------------------------------------   -------------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                                 NET
                              NET ASSET                    GAINS                                    REALIZED
                                VALUE,        NET      (LOSSES) FROM     TOTAL FROM      NET       GAINS FROM
                              BEGINNING   INVESTMENT     INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                              OF PERIOD    INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year Ended October 31, 2003    $10.63        0.41            0.19           0.60        (0.50)            --        (0.50)
Year Ended October 31, 2004     10.73        0.45            0.12           0.57        (0.45)            --        (0.45)
Year Ended October 31, 2005     10.85        0.44           (0.27)          0.17        (0.47)            --        (0.47)
Year Ended October 31, 2006     10.55        0.53            0.02           0.55        (0.51)         (0.46)       (0.97)
Year Ended October 31, 2007     10.13        0.54            0.17           0.71        (0.53)            --        (0.53)
---------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                        -------------------------------------------------------------------
                                                                                     RATIO OF NET
                                                         NET ASSETS   RATIO OF NET    INVESTMENT      RATIO OF
                               NET ASSET                 AT END OF    EXPENSES TO      INCOME TO    EXPENSES TO   PORTFOLIO
                              VALUE, END     TOTAL         PERIOD      AVERAGE NET      AVERAGE     AVERAGE NET   TURNOVER
                               OF PERIOD   RETURN(b)      (000'S)      ASSETS(c)     NET ASSETS(c)  ASSETS(c)(d)   RATE(e)
---------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year Ended October 31, 2003     $10.73       5.71%       $110,968        0.56%           4.30%          0.56%       70.91%
Year Ended October 31, 2004      10.85       5.46%        109,518        0.64%           4.20%          0.64%       34.88%
Year Ended October 31, 2005      10.55       1.55%(f)      89,743        0.52%(f)        4.15%(f)       0.52%(f)   176.60%
Year Ended October 31, 2006      10.13       5.56%         80,976        0.56%           5.05%          0.80%      273.91%
Year Ended October 31, 2007      10.31       7.20%(g)(h)   81,392        0.35%(g)        5.24%(g)       0.72%      252.26%
---------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.10% for the Advisor Shares.

(h) During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 1.80%.

51  HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--CORE PLUS FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                     INVESTMENT ACTIVITIES                           DIVIDENDS
                                          ------------------------------------------   -------------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                                    NET
                              NET ASSET                     GAINS                                     REALIZED
                                VALUE,        NET       (LOSSES) FROM     TOTAL FROM       NET       GAINS FROM
                              BEGINNING   INVESTMENT     INVESTMENT       INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                              OF PERIOD     INCOME      TRANSACTIONS      ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $10.38       0.40           0.13             0.53        (0.43)           --         (0.43)
Year Ended October 31, 2004      10.48       0.40           0.12             0.52        (0.40)           --         (0.40)
Year Ended October 31, 2005      10.60       0.39          (0.27)            0.12        (0.42)           --         (0.42)
Year Ended October 31, 2006      10.30       0.49*          0.05             0.54        (0.49)        (0.05)        (0.54)
Year Ended October 31, 2007      10.30       0.51*          0.19             0.70        (0.52)           --         (0.52)
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $10.39       0.32           0.13             0.45        (0.35)           --         (0.35)
Year Ended October 31, 2004      10.49       0.32           0.11             0.43        (0.32)           --         (0.32)
Year Ended October 31, 2005      10.60       0.32          (0.27)            0.05        (0.34)           --         (0.34)
Year Ended October 31, 2006      10.31       0.41*          0.06             0.47        (0.42)        (0.05)        (0.47)
Year Ended October 31, 2007      10.31       0.44*          0.18             0.62        (0.44)           --         (0.44)
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $10.38       0.32           0.13             0.45        (0.35)           --         (0.35)
Year Ended October 31, 2004      10.48       0.32           0.11             0.43        (0.32)           --         (0.32)
Year Ended October 31, 2005      10.59       0.32          (0.27)            0.05        (0.34)           --         (0.34)
Year Ended October 31, 2006      10.30       0.41*          0.06             0.47        (0.42)        (0.05)        (0.47)
Year Ended October 31, 2007      10.30       0.44*          0.16             0.60        (0.44)           --         (0.44)
----------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                        ------------------------------------------------------------------
                                                                                     RATIO OF NET
                                                        NET ASSETS   RATIO OF NET     INVESTMENT    RATIO OF
                               NET ASSET                 AT END OF   EXPENSES TO      INCOME TO    EXPENSES TO   PORTFOLIO
                              VALUE, END    TOTAL         PERIOD     AVERAGE NET       AVERAGE     AVERAGE NET    TURNOVER
                               OF PERIOD   RETURN(b)     (000'S)      ASSETS(c)     NET ASSETS(c)  ASSETS(c)(d)   RATE(e)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $10.48       5.17%       $14,143         1.10%          3.76%         1.21%        70.91%
Year Ended October 31, 2004      10.60       5.07%        17,248         1.04%          3.78%         1.26%        34.88%
Year Ended October 31, 2005      10.30       1.16%(f)     17,646         0.84%(f)       3.82%(f)      1.15%(f)    176.60%
Year Ended October 31, 2006      10.30       5.45%        12,248         0.79%          4.82%         1.43%       273.91%
Year Ended October 31, 2007      10.48       6.90%(g)(h)  13,592         0.67%(g)       4.93%(g)      1.41%       252.26%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $10.49       4.38%       $ 7,430         1.85%          3.01%         1.96%        70.91%
Year Ended October 31, 2004      10.60       4.19%         7,017         1.79%          3.05%         2.01%        34.88%
Year Ended October 31, 2005      10.31       0.50%(f)      6,168         1.59%(f)       3.08%(f)      1.90%(f)    176.90%
Year Ended October 31, 2006      10.31       4.67%         4,267         1.54%          4.06%         2.19%       273.91%
Year Ended October 31, 2007      10.49       6.10%(g)(h)   3,792         1.42%(g)       4.18%(g)      2.12%       252.26%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $10.48       4.39%       $   606         1.85%          3.06%         1.97%        70.91%
Year Ended October 31, 2004      10.59       4.20%           377         1.80%          3.07%         2.02%        34.88%
Year Ended October 31, 2005      10.30       0.51%(f)        285         1.58%(f)       3.14%(f)      1.89%(f)    176.90%
Year Ended October 31, 2006      10.30       4.67%           236         1.54%          4.07%         2.19%       273.91%
Year Ended October 31, 2007      10.46       5.92%(g)(h)      30         1.43%(g)       4.24%(g)      2.19%       252.26%
--------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(h) During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.77%, 1.76% and 1.77% for Class A Shares, Class B Shares and Class C Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  52

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                          DIVIDENDS
                                               ----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                  NET
                                   NET ASSET                     GAINS                                   REALIZED
                                     VALUE,        NET       (LOSSES) FROM   TOTAL FROM       NET       GAINS FROM
                                   BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                   OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006(f)    $ 10.00       0.69           0.12           0.81        (0.68)           --         (0.68)
Year Ended October 31, 2007           10.13       0.79*         (0.09)          0.70        (0.79)        (0.03)        (0.82)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006(g)    $ 10.00       0.62           0.13           0.75        (0.61)           --         (0.61)
Year Ended October 31, 2007           10.14       0.71*         (0.09)          0.62        (0.72)        (0.03)        (0.75)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006(h)    $ 10.01       0.58           0.15           0.73        (0.58)           --         (0.58)
Year Ended October 31, 2007           10.16       0.71*         (0.09)          0.62        (0.72)        (0.03)        (0.75)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2006(i)    $ 10.00       0.71           0.14           0.85        (0.71)           --         (0.71)
Year Ended October 31, 2007           10.14       0.81*         (0.09)          0.72        (0.82)        (0.03)        (0.85)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                            -------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                            NET ASSETS   RATIO OF NET    INVESTMENT      RATIO OF
                                    NET ASSET                AT END OF    EXPENSES TO     INCOME TO     EXPENSES TO   PORTFOLIO
                                   VALUE, END     TOTAL       PERIOD      AVERAGE NET      AVERAGE      AVERAGE NET    TURNOVER
                                    OF PERIOD   RETURN(b)     (000'S)      ASSETS(c)    NET ASSETS(c)  ASSETS(c)(d)    RATE(e)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006(f)     $ 10.13      8.38%       $ 4,742        0.80%          7.27%          3.53%        13.61%
Year Ended October 31, 2007            10.01      7.13%         3,706        0.80%          7.71%          2.97%        30.77%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006(g)     $ 10.14      7.68%       $ 2,106        1.55%          6.65%          4.26%        13.61%
Year Ended October 31, 2007            10.01      6.22%         2,447        1.55%          6.95%          3.69%        30.77%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006(h)     $ 10.16      7.42%       $   241        1.55%          6.65%          4.29%        13.61%
Year Ended October 31, 2007            10.03      6.20%           217        1.55%          6.90%          3.69%        30.77%
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2006(i)     $ 10.14      8.73%       $ 2,568        0.55%          7.53%          3.29%        13.61%
Year Ended October 31, 2007            10.01      7.29%         2,642        0.55%          7.95%          2.68%        30.77%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor High Yield Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)   Class A Shares commenced operations on November 18, 2005.

(g)   Class B Shares commenced operations on November 21, 2005.

(h)   Class C Shares commenced operations on December 14, 2005.

(i)   Class I Shares commenced operations on November 18, 2005.

53  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--INTERMEDIATE DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                          DIVIDENDS
                                          ----------------------------------------   -------------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                                  NET
                              NET ASSET                     GAINS                                   REALIZED
                                VALUE,        NET       (LOSSES) FROM   TOTAL FROM       NET       GAINS FROM
                              BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                              OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003    $ 10.43       0.33           0.08           0.41        (0.37)           --         (0.37)
Year Ended October 31, 2004      10.47       0.32*          0.06           0.38        (0.33)        (0.46)        (0.79)
Year Ended October 31, 2005      10.06       0.33          (0.29)          0.04        (0.37)        (0.06)        (0.43)
Year Ended October 31, 2006       9.67       0.45           0.05           0.50        (0.45)           --         (0.45)
Year Ended October 31, 2007       9.72       0.50*          0.33           0.83        (0.50)           --         (0.50)
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003    $ 10.45       0.25           0.08           0.33        (0.29)           --         (0.29)
Year Ended October 31, 2004      10.49       0.23           0.08           0.31        (0.26)        (0.46)        (0.72)
Year Ended October 31, 2005      10.08       0.25          (0.29)         (0.04)       (0.29)        (0.06)        (0.35)
Year Ended October 31, 2006       9.69       0.38           0.04           0.42        (0.38)           --         (0.38)
Year Ended October 31, 2007       9.73       0.43*          0.33           0.76        (0.42)           --         (0.42)
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003    $ 10.44       0.25           0.09           0.34        (0.29)           --         (0.29)
Year Ended October 31, 2004      10.49       0.22*          0.08           0.30        (0.26)        (0.46)        (0.72)
Year Ended October 31, 2005      10.07       0.25          (0.29)         (0.04)       (0.29)        (0.06)        (0.35)
Year Ended October 31, 2006       9.68       0.38           0.05           0.43        (0.38)           --         (0.38)
Year Ended October 31, 2007       9.73       0.43*          0.33           0.76        (0.43)           --         (0.43)
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003    $ 10.45       0.33           0.10           0.43        (0.40)           --         (0.40)
Year Ended October 31, 2004      10.48       0.33           0.09           0.42        (0.36)        (0.46)        (0.82)
Year Ended October 31, 2005      10.08       0.35          (0.30)          0.05        (0.39)        (0.06)        (0.45)
Year Ended October 31, 2006       9.68       0.47           0.05           0.52        (0.47)           --         (0.47)
Year Ended October 31, 2007       9.73       0.53*          0.32           0.85        (0.52)           --         (0.52)
--------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                          ---------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                          NET ASSETS    RATIO OF NET    INVESTMENT       RATIO OF
                               NET ASSET                   AT END OF     EXPENSES TO     INCOME TO      EXPENSES TO   PORTFOLIO
                              VALUE, END    TOTAL           PERIOD       AVERAGE NET      AVERAGE       AVERAGE NET   TURNOVER
                               OF PERIOD  RETURN(b)         (000'S)       ASSETS(c)    NET ASSETS(c)   ASSETS(c)(d)    RATE(e)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $ 10.47      3.97%         $  3,309         1.01%          2.99%           1.01%        98.42%
Year Ended October 31, 2004       10.06      3.90%            1,558         1.10%          3.01%           1.21%        50.06%
Year Ended October 31, 2005        9.67      0.31%(f)         1,055         1.01%(f)       3.37%(f)        1.10%(f)    107.26%
Year Ended October 31, 2006        9.72      5.30%              976         0.80%          4.61%           1.65%       236.51%
Year Ended October 31, 2007       10.05      8.67%(g)(h)        803         0.53%(g)       5.02%(g)        1.67%       219.76%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $ 10.49      3.19%         $  6,443         1.73%          2.30%           1.73%        98.42%
Year Ended October 31, 2004       10.08      3.11%            6,321         1.85%          2.28%           1.96%        50.06%
Year Ended October 31, 2005        9.69     (0.44)%(f)        4,852         1.76%(f)       2.60%(f)        1.85%(f)    107.26%
Year Ended October 31, 2006        9.73      4.40%            3,738         1.56%          3.84%           2.40%       236.51%
Year Ended October 31, 2007       10.07      7.96%(g)(h)      2,982         1.28%(g)       4.26%(g)        2.41%       219.76%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $ 10.49      3.29%         $  2,544         1.73%          2.31%           1.73%        98.42%
Year Ended October 31, 2004       10.07      3.03%              679         1.85%          2.25%           1.96%        50.06%
Year Ended October 31, 2005        9.68     (0.44)%(f)          527         1.77%(f)       2.60%(f)        1.86%(f)    107.26%
Year Ended October 31, 2006        9.73      4.51%              503         1.55%          3.86%           2.40%       236.51%
Year Ended October 31, 2007       10.06      7.86%(g)(h)        305         1.27%(g)       4.27%(g)        2.43%       219.76%
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003     $ 10.48      4.12%         $ 31,368         0.69%          3.62%           0.69%        98.42%
Year Ended October 31, 2004       10.08      4.25%           31,217         0.85%          3.28%           0.96%        50.06%
Year Ended October 31, 2005        9.68      0.45%(f)        24,744(f)      0.76%(f)       3.60%(f)        0.85%(f)    107.26%
Year Ended October 31, 2006        9.73      5.56%           13,000         0.58%          4.77%           1.38%       236.51%
Year Ended October 31, 2007       10.06      8.93%(g)(h)      9,955         0.28%(g)       5.25%(g)        1.42%       219.76%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.12%, 0.12%, 0.13%, and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 3.75%, 3.74%, 3.74% and 3.75% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  54

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                          DIVIDENDS
                                                ----------------------------------------   -------------------------------------
                                                              NET REALIZED
                                                             AND UNREALIZED                                 NET
                                    NET ASSET                     GAINS                                   REALIZED
                                      VALUE,       NET        (LOSSES) FROM   TOTAL FROM      NET        GAINS FROM
                                    BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                    OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $ 11.09       0.38           0.12           0.50        (0.38)           --         (0.38)
Year Ended October 31, 2004            11.21       0.34           0.17           0.51        (0.34)        (0.06)        (0.40)
Year Ended October 31, 2005            11.32       0.34          (0.22)          0.12        (0.34)        (0.02)        (0.36)
Year Ended October 31, 2006            11.08       0.37           0.12           0.49        (0.37)        (0.02)        (0.39)
Year Ended October 31, 2007            11.18       0.39*         (0.14)          0.25        (0.38)           --         (0.38)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $ 11.08       0.30           0.12           0.42        (0.30)           --         (0.30)
Year Ended October 31, 2004            11.20       0.25           0.17           0.42        (0.25)        (0.06)        (0.31)
Year Ended October 31, 2005            11.31       0.25          (0.22)          0.03        (0.25)        (0.02)        (0.27)
Year Ended October 31, 2006            11.07       0.28           0.12           0.40        (0.28)        (0.02)        (0.30)
Year Ended October 31, 2007            11.17       0.30*         (0.13)          0.17        (0.30)           --         (0.30)
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $ 11.12       0.30           0.13           0.43        (0.30)           --         (0.30)
Year Ended October 31, 2004            11.25       0.25           0.16           0.41        (0.25)        (0.06)        (0.31)
Year Ended October 31, 2005            11.35       0.25          (0.22)          0.03        (0.25)        (0.02)        (0.27)
Year Ended October 31, 2006            11.11       0.28           0.12           0.40        (0.28)        (0.02)        (0.30)
Year Ended October 31, 2007            11.21       0.31*         (0.14)          0.17        (0.30)           --         (0.30)
--------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003          $ 11.09       0.41           0.12           0.53        (0.41)           --         (0.41)
Year Ended October 31, 2004            11.21       0.37           0.17           0.54        (0.37)        (0.06)        (0.43)
Year Ended October 31, 2005            11.32       0.37          (0.22)          0.15        (0.37)        (0.02)        (0.39)
Year Ended October 31, 2006            11.08       0.39           0.12           0.51        (0.39)        (0.02)        (0.41)
Year Ended October 31, 2007            11.18       0.41*         (0.13)          0.28        (0.41)           --         (0.41)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                              --------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                              NET ASSETS   RATIO OF NET     INVESTMENT      RATIO OF
                                     NET ASSET                 AT END OF    EXPENSES TO     INCOME TO      EXPENSES TO   PORTFOLIO
                                    VALUE, END      TOTAL       PERIOD      AVERAGE NET      AVERAGE       AVERAGE NET   TURNOVER
                                     OF PERIOD    RETURN(a)    (000'S)       ASSETS(b)    NET ASSETS(b)   ASSETS(b)(c)    RATE(d)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $ 11.21      4.57%       $ 22,326        0.91%          3.39%           0.91%        29.79%
Year Ended October 31, 2004             11.32      4.57%         32,889        0.87%          3.01%           0.87%        26.96%
Year Ended October 31, 2005             11.08      1.03%(e)      34,441        0.88%(e)       3.02%(e)        0.89%        13.87%
Year Ended October 31, 2006             11.18      4.45%         32,727        0.93%          3.30%           0.93%        12.69%
Year Ended October 31, 2007             11.05      2.34%(f)      32,305        0.86%(f)       3.50%(f)        0.89%        17.03%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003           $ 11.20      3.80%       $ 18,352        1.66%          2.64%           1.66%        29.79%
Year Ended October 31, 2004             11.31      3.80%         17,457        1.62%          2.27%           1.62%        26.96%
Year Ended October 31, 2005             11.07      0.28%(e)      16,258        1.63%(e)       2.27%(e)        1.64%        13.87%
Year Ended October 31, 2006             11.17      3.67%         13,735        1.68%          2.56%           1.68%        12.69%
Year Ended October 31, 2007             11.04      1.58%(f)       8,635        1.61%(f)       2.75%(f)        1.64%        17.03%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003           $ 11.25      3.87%       $  3,252        1.66%          2.64%           1.66%        29.79%
Year Ended October 31, 2004             11.35      3.69%          2,340        1.62%          2.26%           1.62%        26.96%
Year Ended October 31, 2005             11.11      0.28%(e)       1,782        1.63%(e)       2.26%(e)        1.64%        13.87%
Year Ended October 31, 2006             11.21      3.66%          1,246        1.68%          2.55%           1.68%        12.69%
Year Ended October 31, 2007             11.08      1.57%(f)         807        1.60%(f)       2.75%(f)        1.63%        17.03%
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003           $ 11.21      4.84%       $ 20,290        0.67%          3.67%           0.67%        29.79%
Year Ended October 31, 2004             11.32      4.83%         19,908        0.62%          3.27%           0.62%        26.96%
Year Ended October 31, 2005             11.08      1.28%(e)      16,981        0.63%(e)       3.27%(e)        0.64%        13.87%
Year Ended October 31, 2006             11.18      4.71%         13,746        0.68%          3.55%           0.68%        12.69%
Year Ended October 31, 2007             11.05      2.59%(f)      19,282        0.60%(f)       3.74%(f)        0.63%        17.03%
----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) Not Annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, 0.03%, and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

55  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                          INVESTMENT ACTIVITIES                           DIVIDENDS
                                                -----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED                                  NET
                                    NET ASSET                     GAINS                                    REALIZED
                                      VALUE,        NET       (LOSSES) FROM    TOTAL FROM      NET        GAINS FROM
                                    BEGINNING    INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                    OF PERIOD      INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)     $ 12.68      (0.02)          (0.11)         (0.13)          --            --            --
Year Ended October 31, 2005            12.55       0.03            1.59           1.62        (0.05)           --         (0.05)
Year Ended October 31, 2006            14.12      (0.02)*          0.99           0.97           --         (0.23)        (0.23)
Year Ended October 31, 2007            14.86         --*(i)        4.23           4.23        (0.01)        (1.13)        (1.14)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)     $ 12.28      (0.07)          (0.10)         (0.17)          --            --            --
Year Ended October 31, 2005            12.11      (0.07)           1.53           1.46           --            --            --
Year Ended October 31, 2006            13.57      (0.12)*          0.95           0.83           --         (0.23)        (0.23)
Year Ended October 31, 2007            14.17      (0.11)*          3.99           3.88           --         (1.13)        (1.13)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)     $ 12.35      (0.06)          (0.12)         (0.18)          --            --            --
Year Ended October 31, 2005            12.17      (0.07)           1.54           1.47           --            --            --
Year Ended October 31, 2006            13.64      (0.13)*          0.99           0.83           --         (0.23)        (0.23)
Year Ended October 31, 2007            14.24      (0.11)*          4.02           3.91           --         (1.13)        (1.13)
---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)     $ 12.67      (0.01)          (0.11)         (0.12)          --            --            --
Year Ended October 31, 2005            12.55       0.06            1.59           1.65        (0.08)           --         (0.08)
Year Ended October 31, 2006            14.12       0.02*           0.99           1.01           --         (0.23)        (0.23)
Year Ended October 31, 2007            14.90       0.03*           4.24           4.27        (0.02)        (1.13)        (1.15)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                              --------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                              NET ASSETS   RATIO OF NET     INVESTMENT      RATIO OF
                                     NET ASSET                 AT END OF    EXPENSES TO   INCOME (LOSS)   EXPENSES TO    PORTFOLIO
                                    VALUE, END      TOTAL       PERIOD      AVERAGE NET     TO AVERAGE     AVERAGE NET   TURNOVER
                                     OF PERIOD    RETURN(b)     (000'S)      ASSETS(c)    NET ASSETS(c)   ASSETS(c)(d)    RATE(e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)      $ 12.55     (1.03)%      $ 17,372       1.20%         (0.42)%          1.31%         53.08%
Year Ended October 31, 2005             14.12     12.91%(g)      21,866       1.15%(g)       0.19%(g)        1.35%(g)      79.54%
Year Ended October 31, 2006             14.86      6.92%         21,985       1.20%         (0.14)%          1.44%         75.06%
Year Ended October 31, 2007             17.95     30.45%(h)      30,858       1.11%(h)      (0.03)%(h)       1.22%         57.04%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)      $ 12.11     (1.38)%      $  1,402       1.95%         (1.17)%          2.06%         53.08%
Year Ended October 31, 2005             13.57     12.06%(g)       1,317       1.90%(g)      (0.48)%(g)       2.09%(g)      79.54%
Year Ended October 31, 2006             14.17      6.16%          1,446       1.95%         (0.88)%          2.19%         75.06%
Year Ended October 31, 2007             16.92     29.43%(h)       1,630       1.86%(h)      (0.78)%(h)       1.98%         57.04%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)      $ 12.17     (1.46)%      $    309       1.95%         (1.18)%          2.06%         53.08%
Year Ended October 31, 2005             13.64     12.08%(g)         344       1.90%(g)      (0.51)%(g)       2.10%(g)      79.54%
Year Ended October 31, 2006             14.24      6.13%            270       1.95%         (0.89)%          2.18%         75.06%
Year Ended October 31, 2007             17.02     29.49%(h)          98       1.86%(h)      (0.79)%(h)       1.96%         57.04%
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)      $ 12.55      0.95%       $ 19,115       0.95%         (0.17)%          1.06%         53.08%
Year Ended October 31, 2005             14.12     13.17%(g)      13,107       0.90%(g)       0.56%(g)        1.07%(g)      79.54%
Year Ended October 31, 2006             14.90      7.21%         15,042       0.95%          0.12%           1.19%         75.06%
Year Ended October 31, 2007             18.02     30.73%(h)      30,295       0.87%(h)       0.20%(h)        0.96%         57.04%
----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)   Represents less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  56

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                   DIVIDENDS
                                                ----------------------------------------   ----------------------
                                                              NET REALIZED
                                                             AND UNREALIZED
                                    NET ASSET                    GAINS
                                      VALUE,       NET        (LOSSES) FROM   TOTAL FROM      NET
                                    BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT     TOTAL
                                    OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $  7.21       0.06           1.18           1.24        (0.06)       (0.06)
Year Ended October 31, 2004             8.39       0.05           0.36           0.41        (0.04)       (0.04)
Year Ended October 31, 2005             8.76       0.07           1.01           1.08        (0.09)       (0.09)
Year Ended October 31, 2006             9.75      (0.02)*         1.25           1.23           --           --
Year Ended October 31, 2007            10.98       0.01*          3.07           3.08        (0.02)       (0.02)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $  7.14      (0.01)          1.18           1.17        (0.01)       (0.01)
Year Ended October 31, 2004             8.30      (0.02)*         0.36           0.34        (0.00)>      (0.00)>
Year Ended October 31, 2005             8.64      (0.01)          1.01           1.00        (0.03)       (0.03)
Year Ended October 31, 2006             9.61      (0.10)*         1.23           1.13           --           --
Year Ended October 31, 2007            10.74      (0.07)*         2.99           2.92           --           --
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)     $  8.40      (0.02)*         0.38           0.36        (0.03)       (0.03)
Year Ended October 31, 2005             8.73      (0.01)          1.02           1.01        (0.04)       (0.04)
Year Ended October 31, 2006             9.70      (0.09)          1.22           1.13           --           --
Year Ended October 31, 2007            10.83      (0.08)*         3.02           2.94           --           --
-----------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003          $  7.22       0.07           1.19           1.26        (0.08)       (0.08)
Year Ended October 31, 2004             8.40       0.07           0.36           0.43        (0.06)       (0.06)
Year Ended October 31, 2005             8.77       0.10           0.99           1.10        (0.12)       (0.12)
Year Ended October 31, 2006             9.75       0.01*          1.25           1.26        (0.01)       (0.01)
Year Ended October 31, 2007            11.00       0.05*          3.08           3.13        (0.04)       (0.04)
-----------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                               --------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                               NET ASSETS   RATIO OF NET     INVESTMENT      RATIO OF
                                     NET ASSET                  AT END OF    EXPENSES TO   INCOME (LOSS)    EXPENSES TO   PORTFOLIO
                                    VALUE, END     TOTAL         PERIOD      AVERAGE NET     TO AVERAGE     AVERAGE NET   TURNOVER
                                     OF PERIOD    RETURN(a)      (000'S)      ASSETS(b)    NET ASSETS(b)   ASSETS(b)(c)    RATE(d)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $  8.39      17.26%       $  1,827       1.04%           0.70%           1.04%        64.52%
Year Ended October 31, 2004              8.76       4.94%          1,500       1.02%           0.50%           1.02%        73.68%
Year Ended October 31, 2005              9.75      12.36%(e)       1,260       1.11%(e)        0.73%(e)        1.16%       106.49%
Year Ended October 31, 2006             10.98      12.62%          1,394       1.26%          (0.22)%          1.47%        34.85%
Year Ended October 31, 2007             14.04      28.09%(g)       2,048       1.08%(g)        0.10%(g)        1.32%        26.76%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003           $  8.30      16.40%       $  2,235       1.79%          (0.07)%          1.79%        64.52%
Year Ended October 31, 2004              8.64       4.13%          3,820       1.77%          (0.25)%          1.77%        73.68%
Year Ended October 31, 2005              9.61      11.61%(e)       4,194       1.87%(e)       (0.10)%(e)       1.93%       106.49%
Year Ended October 31, 2006             10.74      11.76%          4,537       2.01%          (0.97)%          2.22%        34.85%
Year Ended October 31, 2007             13.66      27.19%(g)       5,051       1.83%(g)       (0.62)%(g)       2.07%        26.76%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)      $  8.73       3.57%       $     41       1.77%          (0.28)%          1.77%        73.68%
Year Ended October 31, 2005              9.70      11.59%(e)          49       1.88%(e)       (0.13)%(e)       1.93%       106.49%
Year Ended October 31, 2006             10.83      11.65%             35       2.01%          (0.90)%          2.22%        34.85%
Year Ended October 31, 2007             13.77      27.15%(g)          58       1.82%(g)       (0.64)%(g)       2.07%        26.76%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003           $  8.40      17.63%       $203,458       0.79%           0.96%           0.79%        64.52%
Year Ended October 31, 2004              8.77       5.18%        196,219       0.77%           0.77%           0.77%        73.68%
Year Ended October 31, 2005              9.75      12.61%(e)      46,888       0.80%(e)        1.20%(e)        0.86%       106.49%
Year Ended October 31, 2006             11.00      12.88%         40,925       1.01%           0.04%           1.22%        34.85%
Year Ended October 31, 2007             14.09      28.46%(g)      45,399       0.83%(g)        0.38%(g)        1.07%        26.76%
-----------------------------------------------------------------------------------------------------------------------------------

>     Less than $0.005 per share.

*     Calculated based on average shares outstanding.

(a) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.02%, 0.02%, 0.02% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)   Class C shares commenced operations on November 3, 2003.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.12%, 0.12%, 0.13%, and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

57  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC ADVISOR FUNDS TRUST--INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                           DIVIDENDS
                                          ----------------------------------------   -------------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                                  NET
                                                            GAINS                                   REALIZED
                                                        (LOSSES) FROM                              GAINS FROM
                              NET ASSET                  INVESTMENT                                INVESTMENT
                                VALUE,       NET         AND FOREIGN    TOTAL FROM       NET       AND FOREIGN
                              BEGINNING   INVESTMENT      CURRENCY      INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                              OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year Ended October 31, 2003    $ 10.73       0.20           2.02           2.22        (0.19)           --         (0.19)
Year Ended October 31, 2004      12.76       0.18           2.32           2.50        (0.39)           --         (0.39)
Year Ended October 31, 2005      14.87       0.31           2.59           2.90        (0.23)           --         (0.23)
Year Ended October 31, 2006      17.54       0.38           5.14           5.52        (0.36)        (0.60)        (0.96)
Year Ended October 31, 2007      22.10       0.50           4.69           5.19        (0.55)        (1.84)        (2.39)
--------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                           ------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                           NET ASSETS   RATIO OF NET    INVESTMENT      RATIO OF
                               NET ASSET                    AT END OF    EXPENSES TO     INCOME TO    EXPENSES TO   PORTFOLIO
                              VALUE, END     TOTAL           PERIOD      AVERAGE NET      AVERAGE     AVERAGE NET    TURNOVER
                               OF PERIOD   RETURN(b)         (000'S)       ASSETS       NET ASSETS     ASSETS(c)     RATE(d)
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year Ended October 31, 2003     $ 12.76      21.03%         $ 123,658       1.07%          1.16%         1.07%        68.51%
Year Ended October 31, 2004       14.87      20.06%           148,317       1.05%          1.39%         1.05%       106.11%
Year Ended October 31, 2005       17.54      19.69%           193,144       0.92%          2.01%         0.92%        31.32%
Year Ended October 31, 2006       22.10      32.70%           283,749       0.97%          2.02%         0.97%        33.39%
Year Ended October 31, 2007       24.90      25.41%(e)(f)     385,717       0.87%(e)       2.15%(e)      0.89%        26.08%
-----------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)   Total return calculations do not include any sales or redemption charges.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.02% for the Advisor Shares.

(f) During the year ended October 31, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  58

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--MID-CAP FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    INVESTMENT ACTIVITIES                    DIVIDENDS
                                          ----------------------------------------   ------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                     NET
                              NET ASSET                     GAINS                      REALIZED
                                VALUE,        NET       (LOSSES) FROM   TOTAL FROM    GAINS FROM
                              BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT    INVESTMENT      TOTAL
                              OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES   TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $ 6.30      (0.03)*         1.68           1.65            --            --
Year Ended October 31, 2004       7.95      (0.04)*         0.53           0.49            --            --
Year Ended October 31, 2005       8.44      (0.06)*         1.49           1.43            --            --
Year Ended October 31, 2006       9.87      (0.00)>         1.19           1.19         (2.18)        (2.18)
Year Ended October 31, 2007       8.88      (0.04)*         2.59           2.55         (0.62)        (0.62)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $ 6.19      (0.08)          1.64           1.56            --            --
Year Ended October 31, 2004       7.75      (0.10)*         0.51           0.41            --            --
Year Ended October 31, 2005       8.16      (0.13)*         1.45           1.32            --            --
Year Ended October 31, 2006       9.48      (0.06)*         1.13           1.07         (2.18)        (2.18)
Year Ended October 31, 2007       8.37      (0.10)*         2.42           2.32         (0.62)        (0.62)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $ 6.20      (0.08)          1.68           1.60            --            --
Year Ended October 31, 2004       7.80      (0.10)*         0.52           0.42            --            --
Year Ended October 31, 2005       8.22      (0.13)*         1.45           1.32            --            --
Year Ended October 31, 2006       9.54      (0.06)*         1.15           1.09         (2.18)        (2.18)
Year Ended October 31, 2007       8.45      (0.10)*         2.43           2.33         (0.62)        (0.62)
-------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year Ended October 31, 2003     $ 6.33      (0.01)          1.69           1.68
Year Ended October 31, 2004       8.01      (0.02)*         0.53           0.51
Year Ended October 31, 2005       8.52      (0.02)*         1.48           1.46
Year Ended October 31, 2006       9.98       0.03*          1.20           1.23         (2.18)        (2.18)
Year Ended October 31, 2007       9.03      (0.02)*         2.64           2.62         (0.62)        (0.62)
-------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                        --------------------------------------------------------------------
                                                                                     RATIO OF NET
                                                        NET ASSETS   RATIO OF NET     INVESTMENT      RATIO OF
                               NET ASSET                 AT END OF    EXPENSES TO   INCOME (LOSS)    EXPENSES TO   PORTFOLIO
                              VALUE, END     TOTAL        PERIOD      AVERAGE NET     TO AVERAGE     AVERAGE NET    TURNOVER
                               OF PERIOD   RETURN(a)      (000'S)      ASSETS(b)    NET ASSETS(b)   ASSETS(b)(c)    RATE(d)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $  7.95      26.19%      $   1,539       1.10%         (0.43)%          1.10%       100.86%
Year Ended October 31, 2004        8.44       6.16%          1,878       1.09%         (0.54)%          1.09%       106.72%
Year Ended October 31, 2005        9.87      16.94%(e)       2,151       1.38%(e)      (0.65)%(e)       1.53%       169.62%
Year Ended October 31, 2006        8.88      13.66%          3,185       1.48%         (0.01)%          1.85%        53.16%
Year Ended October 31, 2007       10.81      30.51%(f)       5,897       1.19%(f)      (0.45)%(f)       1.70%        66.16%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $  7.75      25.20%      $   6,009       1.85%         (1.16)%          1.85%       100.86%
Year Ended October 31, 2004        8.16       5.29%          7,037       1.84%         (1.29)%          1.84%       106.72%
Year Ended October 31, 2005        9.48      16.18%(e)       7,415       2.11%(e)      (1.38)%(e)       2.27%       169.62%
Year Ended October 31, 2006        8.37      12.78%          7,425       2.25%         (0.72)%          2.60%        53.16%
Year Ended October 31, 2007       10.07      29.56%(f)       6,285       1.92%(f)      (1.15)%(f)       2.48%        66.16%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $  7.80      25.81%      $      54       1.85%         (1.23)%          1.85%       100.86%
Year Ended October 31, 2004        8.22       5.38%             94       1.84%         (1.29)%          1.84%       106.72%
Year Ended October 31, 2005        9.54      16.06%(e)         111       2.13%(e)      (1.40)%(e)       2.28%       169.62%
Year Ended October 31, 2006        8.45      12.93%             95       2.25%         (0.72)%          2.60%        53.16%
Year Ended October 31, 2007       10.16      29.40%(f)          79       1.93%(f)      (1.16)%(f)       2.46%        66.16%
----------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year Ended October 31, 2003     $  8.01      26.54%      $ 160,621       0.85%         (0.17)%          0.85%       100.86%
Year Ended October 31, 2004        8.52       6.37%        117,354       0.84%         (0.28)%          0.84%       106.72%
Year Ended October 31, 2005        9.98      17.14%(e)      19,618       0.89%(e)      (0.19)%(e)       1.02%       169.62%
Year Ended October 31, 2006        9.03      13.97%         17,029       1.26%          0.29%           1.60%        53.16%
Year Ended October 31, 2007       11.03      30.80%(f)      20,671       0.93%(f)      (0.19)%(f)       1.47%        66.16%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

>     Less than $0.005 per share.

(a) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A.

(f) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.16%, 0.18%, 0.17%, and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.

59  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--OPPORTUNITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                    DIVIDENDS
                                          ----------------------------------------   ------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                     NET
                              NET ASSET                     GAINS                      REALIZED
                                VALUE,       NET        (LOSSES) FROM   TOTAL FROM    GAINS FROM
                              BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT    INVESTMENT      TOTAL
                              OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES   TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003    $  7.83      (0.10)          2.63           2.53            --            --
Year Ended October 31, 2004      10.36      (0.13)          0.68           0.55            --            --
Year Ended October 31, 2005      10.91      (0.14)          1.62           1.48            --            --
Year Ended October 31, 2006      12.39      (0.14)*         2.43           2.29         (0.39)        (0.39)
Year Ended October 31, 2007      14.29      (0.16)*         4.01           3.85         (1.73)        (1.73)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003    $  7.51      (0.18)*         2.52           2.34            --            --
Year Ended October 31, 2004       9.85      (0.20)          0.64           0.44            --            --
Year Ended October 31, 2005      10.29      (0.22)          1.53           1.31            --            --
Year Ended October 31, 2006      11.60      (0.23)*         2.27           2.04         (0.39)        (0.39)
Year Ended October 31, 2007      13.25      (0.25)*         3.67           3.42         (1.73)        (1.73)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003    $  7.57      (0.18)          2.55           2.37            --            --
Year Ended October 31, 2004       9.94      (0.22)          0.67           0.45            --            --
Year Ended October 31, 2005      10.39      (0.21)          1.53           1.32            --            --
Year Ended October 31, 2006      11.71      (0.23)*         2.29           2.06         (0.39)        (0.39)
Year Ended October 31, 2007      13.38      (0.26)*         3.72           3.46         (1.73)        (1.73)
-------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                        --------------------------------------------------------------------
                                                                                    RATIO OF NET
                                                        NET ASSETS   RATIO OF NET     INVESTMENT      RATIO OF
                               NET ASSET                 AT END OF    EXPENSES TO   INCOME (LOSS)    EXPENSES TO   PORTFOLIO
                              VALUE, END     TOTAL        PERIOD      AVERAGE NET     TO AVERAGE     AVERAGE NET    TURNOVER
                               OF PERIOD   RETURN(b)      (000'S)     ASSETS(c)     NET ASSETS(c)   ASSETS(c)(d)    RATE(e)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $ 10.36      32.31%      $ 16,695        1.65%         (1.36)%          2.09%       152.05%
Year Ended October 31, 2004       10.91       5.31%        20,902        1.61%         (1.24)%          1.72%        81.75%
Year Ended October 31, 2005       12.39      13.57%(f)     22,875        1.51%(f)      (1.11)%(f)       1.69%(f)     63.95%
Year Ended October 31, 2006       14.29      18.81%        24,463        1.55%         (1.04)%          1.70%        60.83%
Year Ended October 31, 2007       16.41      30.28%(g)     15,057        1.52%(g)      (1.13)%(g)       1.77%        69.41%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $  9.85      31.16%      $  3,952        2.40%         (2.11)%          2.83%       152.05%
Year Ended October 31, 2004       10.29       4.47%         4,611        2.36%         (2.00)%          2.47%        81.75%
Year Ended October 31, 2005       11.60      12.73%(f)      4,539        2.26%(f)      (1.86)%(f)       2.44%(f)     63.95%
Year Ended October 31, 2006       13.25      17.91%         4,768        2.30%         (1.79)%          2.45%        60.83%
Year Ended October 31, 2007       14.94      29.30%(g)      4,928        2.26%(g)      (1.91)%(g)       2.52%        69.41%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $  9.94      31.31%      $    395        2.40%         (2.11)%          2.84%       152.05%
Year Ended October 31, 2004       10.39       4.53%           344        2.37%         (2.00)%          2.48%        81.75%
Year Ended October 31, 2005       11.71      12.70%(f)        306        2.26%(f)      (1.86)%(f)       2.44%(f)     63.95%
Year Ended October 31, 2006       13.38      17.92%           299        2.30%         (1.78)%          2.45%        60.83%
Year Ended October 31, 2007       15.11      29.32%(g)        334        2.27%(g)      (1.91)%(g)       2.50%        69.41%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03% for Class A Shares, Class B Shares, and Class C Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  60

--------------------------------------------------------------------------------
HSBC ADVISOR FUNDS TRUST--OPPORTUNITY FUND (ADVISOR)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                       DIVIDENDS
                                          -----------------------------------------   ----------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                      NET
                                                           GAINS                        REALIZED
                                                       (LOSSES) FROM                   GAINS FROM
                              NET ASSET                  INVESTMENT                    INVESTMENT
                                VALUE,        NET       AND FOREIGN      TOTAL FROM    AND FOREIGN
                              BEGINNING   INVESTMENT     CURRENCY        INVESTMENT      CURRENCY       TOTAL
                              OF PERIOD     INCOME      TRANSACTIONS     ACTIVITIES    TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year Ended October 31, 2003    $ 9.27        (0.06)          3.15           3.09              --            --
Year Ended October 31, 2004     12.36        (0.08)          0.79           0.71              --            --
Year Ended October 31, 2005     13.07        (0.10)          1.97           1.87              --            --
Year Ended October 31, 2006     14.94        (0.09)          2.93           2.84           (0.50)        (0.50)
Year Ended October 31, 2007     17.28        (0.11)          4.48           4.37           (2.71)        (2.71)
----------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                         ------------------------------------------------------------------
                                                                                     RATIO OF NET
                                                         NET ASSETS   RATIO OF NET    INVESTMENT      RATIO OF
                               NET ASSET                  AT END OF    EXPENSES TO   INCOME (LOSS)  EXPENSES TO   PORTFOLIO
                              VALUE, END     TOTAL         PERIOD      AVERAGE NET    TO AVERAGE    AVERAGE NET   TURNOVER
                               OF PERIOD   RETURN(b)      (000'S)       ASSETS(c)    NET ASSETS(c)  ASSETS(c)(d)    RATE(e)
---------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year Ended October 31, 2003     $12.36       33.33%       $326,072       1.01%          (0.72)%        1.01%      152.05%
Year Ended October 31, 2004      13.07        5.74%        279,669       0.98%          (0.62)%        0.98%       81.75%
Year Ended October 31, 2005      14.94       14.31%(f)     177,519       0.94%(f)       (0.54)%(f)     0.94%(f)    63.95%
Year Ended October 31, 2006      17.28       19.40%        192,124       1.03%          (0.51)%        1.03%       60.83%
Year Ended October 31, 2007      18.94       29.42%(g)     176,593       0.96%(g)       (0.60)%(g)     1.03%       69.41%
---------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.07% for the Advisor Shares.

61  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                             DIVIDENDS
                                           -----------------------------------------   -------------------------------------
                                                         NET REALIZED
                                                        AND UNREALIZED                                  NET
                                                            GAINS                                    REALIZED
                                                        (LOSSES) FROM                               GAINS FROM
                              NET ASSET                   INVESTMENT                                INVESTMENT
                                VALUE,        NET        AND FOREIGN      TOTAL FROM       NET      AND FOREIGN
                              BEGINNING    INVESTMENT      CURRENCY       INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                              OF PERIOD      INCOME      TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $ 9.87        0.01            1.95           1.96        (0.10)           --        (0.10)
Year Ended October 31, 2004      11.73        0.08            2.19           2.27        (0.07)           --        (0.07)
Year Ended October 31, 2005      13.93        0.18            2.33           2.51        (0.06)        (0.79)       (0.85)
Year Ended October 31, 2006      15.59        0.22            4.45           4.67        (0.25)        (1.16)       (1.41)
Year Ended October 31, 2007      18.85        0.22*           3.92           4.14        (0.40)        (2.11)       (2.51)
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $ 9.56       (0.06)           1.89           1.83        (0.05)           --        (0.05)
Year Ended October 31, 2004      11.34        0.01*           2.08           2.09           --            --           --
Year Ended October 31, 2005      13.43        0.07            2.24           2.31           --         (0.79)       (0.79)
Year Ended October 31, 2006      14.95        0.09            4.26           4.35        (0.14)        (1.16)       (1.30)
Year Ended October 31, 2007      18.00        0.10*           3.70           3.80        (0.27)        (2.11)       (2.38)
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $ 9.68       (0.06)           1.93           1.87        (0.01)           --        (0.01)
Year Ended October 31, 2004      11.54       (0.01)           2.14           2.13           --            --           --
Year Ended October 31, 2005      13.67        0.06            2.29           2.35           --         (0.79)       (0.79)
Year Ended October 31, 2006      15.23        0.11            4.33           4.44        (0.14)        (1.16)       (1.30)
Year Ended October 31, 2007      18.37        0.11*           3.80           3.91        (0.23)        (2.11)       (2.34)
----------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                         ------------------------------------------------------------------
                                                                                     RATIO OF NET
                                                         NET ASSETS   RATIO OF NET     INVESTMENT      RATIO OF
                               NET ASSET                  AT END OF   EXPENSES TO    INCOME (LOSS)   EXPENSES TO  PORTFOLIO
                              VALUE, END     TOTAL         PERIOD     AVERAGE NET      TO AVERAGE    AVERAGE NET  TURNOVER
                               OF PERIOD   RETURN(b)      (000's)      ASSETS(c)     NET ASSETS(c)   ASSETS(c)(d)  RATE(e)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $11.73      20.09%         $10,096        1.85%          0.07%           2.34%      68.51%
Year Ended October 31, 2004      13.93      19.40%          17,721        1.78%          0.79%           1.88%     106.11%
Year Ended October 31, 2005      15.59      18.64%          20,680        1.66%          1.21%           1.66%      31.32%
Year Ended October 31, 2006      18.85      31.85%          22,761        1.67%          1.24%           1.67%      33.39%
Year Ended October 31, 2007      20.48      24.19%(f)       16,078        1.62%(f)       1.15%(f)        1.64%      26.08%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $11.34      19.26%         $ 1,076        2.60%         (0.62)%          3.16%      68.51%
Year Ended October 31, 2004      13.43      18.43%           2,061        2.53%          0.05%           2.63%     106.11%
Year Ended October 31, 2005      14.95      17.72%           2,403        2.41%          0.47%           2.41%      31.32%
Year Ended October 31, 2006      18.00      30.87%           3,234        2.42%          0.58%           2.42%      33.39%
Year Ended October 31, 2007      19.42      23.26%(f)        3,698        2.37%(f)       0.59%(f)        2.40%      26.08%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $11.54      19.28%         $   121        2.60%         (0.64)%          3.17%      68.51%
Year Ended October 31, 2004      13.67      18.46%             137        2.54%         (0.10)%          2.66%     106.11%
Year Ended October 31, 2005      15.23      17.70%             164        2.41%          0.48%           2.41%      31.32%
Year Ended October 31, 2006      18.37      30.92%             163        2.41%          0.58%           2.41%      33.39%
Year Ended October 31, 2007      19.94      23.39%(f)          147        2.30%(f)       0.59%(f)        2.32%      26.08%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR FAMILY OF FUNDS  62

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                          DIVIDENDS
                                               -----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                   NET
                                   NET ASSET                    GAINS                                     REALIZED
                                     VALUE,        NET      (LOSSES) FROM     TOTAL FROM       NET       GAINS FROM
                                   BEGINNING   INVESTMENT     INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                   OF PERIOD     INCOME      TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)    $12.68        0.05            0.69           0.74        (0.04)          --         (0.04)
Year Ended October 31, 2005          13.38        0.10            1.86           1.96        (0.08)        (0.13)       (0.21)
Year Ended October 31, 2006          15.13        0.12*           2.95           3.07        (0.19)        (1.29)       (1.48)
Year Ended October 31, 2007          16.72        0.14*           1.38           1.52        (0.13)        (1.57)       (1.70)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)    $12.28          --            0.68           0.68        (0.01)           --        (0.01)
Year Ended October 31, 2005          12.95       (0.02)           1.80           1.78           --         (0.13)       (0.13)
Year Ended October 31, 2006          14.60          --*           2.84           2.84        (0.07)        (1.29)       (1.36)
Year Ended October 31, 2007          16.08        0.02*           1.32           1.34        (0.02)        (1.57)       (1.59)
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)    $12.35        0.01            0.67           0.68        (0.02)           --        (0.02)
Year Ended October 31, 2005          13.01       (0.02)           1.82           1.80        (0.01)        (0.13)       (0.14)
Year Ended October 31, 2006          14.67          --*           2.85           2.85        (0.05)        (1.29)       (1.34)
Year Ended October 31, 2007          16.18        0.02*           1.32           1.34        (0.01)        (1.57)       (1.58)
--------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)    $12.67        0.07            0.70           0.77        (0.06)                     (0.06)
Year Ended October 31, 2005          13.38        0.13            1.86           1.99        (0.11)        (0.13)       (0.24)
Year Ended October 31, 2006          15.13        0.15*           2.94           3.09        (0.23)        (1.29)       (1.52)
Year Ended October 31, 2007          16.70        0.18*           1.38           1.56        (0.17)        (1.57)       (1.74)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                           ----------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                           NET ASSETS   RATIO OF NET     INVESTMENT      RATIO OF
                                    NET ASSET               AT END OF    EXPENSES TO    INCOME (LOSS)   EXPENSES TO     PORTFOLIO
                                   VALUE, END     TOTAL      PERIOD      AVERAGE NET     TO AVERAGE     AVERAGE NET     TURNOVER
                                    OF PERIOD   RETURN(b)    (000'S)      ASSETS(c)     NET ASSETS(c)   ASSETS(c)(d)     RATE(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)     $13.38       7.79%      $20,933        1.20%          0.81%           1.25%          10.33%
Year Ended October 31, 2005           15.13      14.69%(g)    23,315        1.15%(g)       0.64%(g)        1.30%(g)       16.45%
Year Ended October 31, 2006           16.72      21.70%       24,688        1.20%          0.74%           1.43%          20.63%
Year Ended October 31, 2007           16.54       9.77%(h)    27,225        1.11%(h)       0.84%(h)        1.25%          18.67%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)     $12.95       9.06%      $ 1,938        1.95%          0.05%           2.00%          10.33%
Year Ended October 31, 2005           14.60      13.78%(g)     1,767        1.90%(g)      (0.10)%(g)       2.04%(g)       16.45%
Year Ended October 31, 2006           16.08      20.78%        1,939        1.95%         (0.01)%          2.18%          20.63%
Year Ended October 31, 2007           15.83       8.92%(h)     1,772        1.87%(h)       0.10%(h)        2.00%          18.67%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)     $13.01       8.47%      $   399        1.95%          0.04%           2.00%          10.33%
Year Ended October 31, 2005           14.67      13.86%(g)       388        1.90%(g)      (0.12)%(g)       2.05%(g)       16.45%
Year Ended October 31, 2006           16.18      20.72%          157        1.95%          0.01%           2.17%          20.63%
Year Ended October 31, 2007           15.94       8.95%(h)       126        1.87%(h)       0.11%(h)        1.99%          18.67%
---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)     $13.38       6.05%      $25,600        0.95%          1.05%           1.00%          10.33%
Year Ended October 31, 2005           15.13      14.96%(g)    15,044        0.90%(g)       0.91%(g)        1.02%(g)       16.45%
Year Ended October 31, 2006           16.70      21.90%       18,036        0.95%          0.99%           1.18%          20.63%
Year Ended October 31, 2007           16.52      10.04%(h)    28,692        0.87%(h)       1.07%(h)        0.99%          18.67%
---------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

63  HSBC INVESTOR FAMILY OF FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                           NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007

1. ORGANIZATION:

         The HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. As of October 31, 2007, the Trust is comprised of 20 separate operational funds and the Advisor Trust is comprised of 3 separate operational funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 13 funds (individually a "Fund", collectively the "Funds") of the Trust and Advisor Trust (collectively the "Trusts"):

                  FUND                               SHORT NAME                TRUST
                  ----                               ----------                -----
HSBC Investor Core Plus Fixed Income Fund    Core Plus Fixed Income        Advisor Trust
   (Advisor)                                 Fund (Advisor)
HSBC Investor Core Plus Fixed Income Fund    Core Plus Fixed Income Fund   Trust
HSBC Investor High Yield Fixed Income Fund   High Yield Fixed              Trust
                                             Income Fund
HSBC Investor Intermediate Duration Fixed    Intermediate Duration
   Income Fund                               Fixed Income Fund             Trust
HSBC Investor New York Tax-Free Bond Fund    New York Tax-Free             Trust
                                             Bond Fund
HSBC Investor Growth Fund                    Growth Fund                   Trust
HSBC Investor Growth and Income Fund         Growth and Income Fund        Trust
HSBC Investor International Equity Fund      International Equity Fund     Advisor Trust
HSBC Investor Mid-Cap Fund                   Mid-Cap Fund                  Trust
HSBC Investor Opportunity Fund               Opportunity Fund              Trust
HSBC Investor Opportunity Fund (Advisor)     Opportunity Fund (Advisor)    Advisor Trust
HSBC Investor Overseas Equity Fund           Overseas Fund                 Trust
HSBC Investor Value Fund                     Value Fund                    Trust

        Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Fund, and the Value Fund (individually a "Feeder Fund", collectively the "Feeder Funds") utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

                                                                                   PROPORTIONATE
                                                                                    INTEREST ON
FUND                           RESPECTIVE PORTFOLIO                              OCTOBER 31, 2007
----                           --------------------                              ----------------
Core Plus Fixed Income Fund    HSBC Investor Core Plus Fixed Income Portfolio          68.1%
   Fund (Advisor)
Core Plus Fixed Income Fund    HSBC Investor Core Plus Fixed Income Portfolio          14.6%
High Yield Fixed Income Fund   HSBC Investor High Yield Fixed Income Portfolio         62.1%
Intermediate Duration          HSBC Investor Intermediate Duration                     93.7%
   Fixed Income Fund           Fixed Income Portfolio
Growth Fund                    HSBC Investor Growth Portfolio                          70.2%
International Equity Fund      HSBC Investor International Equity Portfolio            84.8%
Opportunity Fund               HSBC Investor Opportunity Portfolio                     78.8%
Opportunity Fund (Advisor)     HSBC Investor Opportunity Portfolio                      9.2%
Overseas Equity Fund           HSBC Investor International Equity Portfolio             4.4%
Value Fund                     HSBC Investor Value Portfolio                           70.0%

                                               HSBC INVESTOR FAMILY OF FUNDS  64

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

            Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a "Portfolio", collectively the "Portfolios") are diversified series of the HSBC Investor Portfolios (the "Portfolio Trust"). The Portfolios operate as master funds in master-feeder arrangements.

            The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

            The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Mid-Cap Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Core Plus Fixed Income Fund (Advisor), International Equity Fund, and the Opportunity Fund (Advisor) each offer one class of shares:
      Advisor Shares. The Core Plus Fixed Income Fund, Opportunity Fund, and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Growth Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Overseas Fund, and Value Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price while Class A Shares of the Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, and New York Tax-Free Bond Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge ("CDSC") ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Advisor, Trust, Class I, or Class Y Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

            Under the Trusts' organizational documents, the Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds' maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

            The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

      A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

65  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Funds' Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds' Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

B.    FEEDER FUNDS

            The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

      SECURITIES TRANSACTIONS AND RELATED INCOME:

A.    NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

            During the fiscal year, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

B.    FEEDER FUNDS

            The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

      FUTURES CONTRACTS:

            The New York Tax-Free Bond Fund, Growth and Income Fund, and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

            Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. As of October 31, 2007, the Funds did not hold any investments in futures conracts.

      OPTIONS:

            The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is "covered" if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the year ended October 31, 2007, the Funds did not write any covered call options.

      LINE OF CREDIT:

            Prior to February 1, 2007, the Growth and Income Fund, and Mid-Cap Fund, and prior to March 9, 2007, the New York Tax-Free Bond Fund participated in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, these Funds were able to borrow up to $50 million. The pur-

                                               HSBC INVESTOR FAMILY OF FUNDS  66

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      pose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

      During the period November 1, 2006 through February 1, 2007, the details of the borrowing were as follows (based on the actual number of days in which the respective Fund borrowed monies):

                              AVERAGE        NUMBER      AVERAGE
                               AMOUNT       OF DAYS     INTEREST
FUND                        OUTSTANDING   OUTSTANDING     RATE
----                        -----------   -----------   --------
Growth and Income Fund ..... $ 184,343         2          5.82%

      ALLOCATIONS:

            Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

      DIVIDENDS TO SHAREHOLDERS:

            The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income, Intermediate Duration Fixed Income Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Growth and Income Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Fund.

            The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

            The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

      REDEMPTION FEE:

            A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2007, the following Funds collected redemption fees as follows:

                                FUND                        FEES COLLECTED
                                ----                        --------------
            Core Plus Fixed Income Fund (Advisor) .......       $    12
            Core Plus Fixed Income Fund .................           356
            High Yield Fixed Income Fund ................            66
            Intermediate Duration Fixed Income Fund .....            46
            New York Tax-Free Bond ......................         2,570
            Growth Fund .................................         1,191
            Growth & Income Fund ........................            14
            International Equity Fund ...................         9,912
            Mid-Cap Fund ................................           110
            Opportunity Fund ............................           158
            Overseas Equity Fund ........................           396
            Value Fund ..................................           550

67  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      FEDERAL INCOME TAXES:

            Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

      NEW ACCOUNTING PRONOUNCEMENTS:

            In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157") This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the Funds' financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            In July 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

3.    RELATED PARTY TRANSACTIONS

      INVESTMENT MANAGEMENT:

            HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the New York Tax-Free Bond Fund, Growth and Income Fund, and the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds' investments. Sub-Investment Adviser services are provided by Transamerica Investment Management, LLC ("Transamerica") and Munder Capital Management ("Munder") for the Growth and Income Fund and Mid-Cap Fund, respectively.

            For its services as Investment Adviser, HSBC is entitled to receive a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the New York Tax-Free Bond Fund.

            For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Transamerica receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.60% of the Growth and Income Fund's average daily net assets.

            For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund's average daily net assets.

            Feeder Funds are not directly charged any investment management fees.

      ADMINISTRATION:

            HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement effective April 1, 2007, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

                  BASED ON AVERAGE DAILY NET ASSETS OF          FEE RATE
                  ------------------------------------          --------
            Up to $12 billion ...............................    0.0525%
            In excess of $12 billion ........................    0.0350%

                                               HSBC INVESTOR FAMILY OF FUNDS  68

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

            Prior to April 1, 2007, under the terms of the Administration Agreement, the Funds paid fees under the following schedule:

                BASED ON AVERAGE DAILY NET ASSETS OF                    FEE RATE
                ------------------------------------                    --------
      Up to $8 billion ..............................................    0.075%
      In excess of $8 billion but not exceeding $9.25 billion .......    0.070%
      In excess of $9.25 billion but not exceeding $12 billion ......    0.050%
      In excess of $12 billion ......................................    0.030%

            The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above.

            The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific, are as follows:

                    CORE PLUS                            INTERMEDIATE
                      FIXED     CORE PLUS   HIGH YIELD     DURATION                             GROWTH
                      INCOME      FIXED        FIXED         FIXED       NEW YORK                 AND
                       FUND       INCOME      INCOME        INCOME       TAX-FREE    GROWTH     INCOME
                    (ADVISOR)      FUND        FUND          FUND       BOND FUND     FUND       FUND
                    ---------   ---------   ----------   ------------   ---------   --------   --------
Class A .........   $      --   $   4,238   $    1,337   $        353   $  20,386   $  8,162   $    920
Class B .........          --       1,228          627          1,019       7,011        444      2,842
Class C .........          --          38           68            137         604         34         21
Advisor .........      24,811          --           --             --          --         --         --
Class I .........          --          --           --          3,762       9,549      6,504     25,397
                    ---------   ---------   ----------   ------------   ---------   --------   --------
   Total ........   $  24,811   $   5,504   $    2,646   $      5,271   $  37,550   $ 15,144   $ 29,180
                    =========   =========   ==========   ============   =========   ========   ========

                                                                   OPPORTUNITY     OVERSEAS
                    INTERNATIONAL     MID-CAP      OPPORTUNITY        FUND          EQUITY       VALUE
                     EQUITY FUND        FUND          FUND         (ADVISOR)         FUND        FUND
                    -------------     --------     -----------     -----------     --------    --------
Class A .........   $          --     $  3,074     $     5,528     $        --     $  5,228    $  8,469
Class B .........              --        4,091           1,454              --        1,042         578
Class C .........              --           54              93              --           52          47
Advisor .........          99,740           --              --          51,982           --          --
Class I .........              --           --              --              --           --       7,241
Trust ...........              --       11,026              --              --           --          --
                    -------------     --------     -----------     -----------     --------    --------
   Total ........   $      99,740     $ 18,245     $     7,075     $    51,982     $  6,322    $ 16,335
                    =============     ========     ===========     ===========     ========    ========

            Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. ("Citi Ohio "), a wholly-owned subsidiary of Citigroup, Inc. (Citigroup, Inc. acquired The BISYS Group, Inc. effective August 1, 2007), serves as the Trust's sub-administrator, subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

            Under a Compliance Services Agreement between the Funds and Citi Ohio (the "CCO Agreement"), Citi Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $251,569 for the year ended October 31, 2007, plus reimbursement of certain expenses. Expenses incurred by each fund are reflected on the Statements of Operations as "Compliance Service." Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

69  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      DISTRIBUTION PLAN:

            Prior to August 1, 2007, BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of BISYS Fund Services, Inc., served the Trust as Distributor. Since August 1, 2007, Foreside Distribution Services, L.P. ("Foreside"), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the "Distributor"). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. Foreside, as Distributor, also received $1,050,424, $522,962 and $24,364 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $1,047,148, $522,574 and $23,905 were reallowed to HSBC affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

      SHAREHOLDER SERVICING:

            The Trusts have adopted an Shareholder Services Plan, formerly known as Administrative Services Plan, which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

      FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

            Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the Funds, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

            Prior to February 1, 2007 for the Growth and Income Fund and Mid-Cap Fund, and prior to March 9, 2007 for the New York Tax-Free Bond Fund, HSBC served as custodian for the Funds. As custodian for the Funds, HSBC Bank received a fee based on the average daily net assets, number of transactions, and reimbursements of certain expenses. Compensation paid to HSBC for services to the Funds as custodian is as follows:

                                                               HSBC
                                                            CUSTODIAN
                        FUND                                   FEES
                        ----                                ---------
            New York Tax Free Bond Fund .................   $   7,699
            Mid-Cap Fund ................................       8,066
            Growth and Income Fund ......................       5,041
                                                            ---------
            Total .......................................   $  20,806
                                                            ---------

            Effective February 1, 2007 for the Growth and Income Fund and Mid-Cap Fund, and March 9, 2007 for the New York Tax-Free Bond Fund, The Northern Trust Company began serving as custodian of the Funds.

            Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

                                               HSBC INVESTOR FAMILY OF FUNDS  70

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      FEE REDUCTIONS:

            The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Growth and Income Fund and the Mid-Cap Fund.

            The Investment Adviser has also agreed to contractually limit, through March 1, 2008, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

                                                                  CURRENT CONTRACTUAL
                                                                       EXPENSE
                 FUND                                    CLASS       LIMITATION
                 ----                                   -------   -------------------
Core Plus Fixed Income Fund (Advisor) ...............   Advisor          0.45%
Core Plus Fixed Income Fund .........................      A             0.70%
Core Plus Fixed Income Fund .........................      B             1.45%
Core Plus Fixed Income Fund .........................      C             1.45%
High Yield Fixed Income Fund ........................      A             0.80%
High Yield Fixed Income Fund ........................      B             1.55%
High Yield Fixed Income Fund ........................      C             1.55%
High Yield Fixed Income Fund ........................      I             0.55%
Intermediate Duration Fixed Income Fund .............      A             0.65%
Intermediate Duration Fixed Income Fund .............      B             1.40%
Intermediate Duration Fixed Income Fund .............      C             1.40%
Intermediate Duration Fixed Income Fund .............      I             0.40%
Growth Fund .........................................      A             1.20%
Growth Fund .........................................      B             1.95%
Growth Fund .........................................      C             1.95%
Growth Fund .........................................      I             0.95%
Growth and Income Fund ..............................      A             1.20%
Growth and Income Fund ..............................      B             1.95%
Growth and Income Fund ..............................      C             1.95%
Growth and Income Fund ..............................      I             0.95%
Mid-Cap Fund ........................................      A             1.35%
Mid-Cap Fund ........................................      B             2.10%
Mid-Cap Fund ........................................      C             2.10%
Mid-Cap Fund ........................................    Trust           1.10%
Opportunity Fund ....................................      A             1.65%
Opportunity Fund ....................................      B             2.40%
Opportunity Fund ....................................      C             2.40%
Value Fund ..........................................      A             1.20%
Value Fund ..........................................      B             1.95%
Value Fund ..........................................      C             1.95%
Value Fund ..........................................      I             0.95%

            The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

71  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

4.    INVESTMENT TRANSACTIONS

            Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2007 were as follows:

                  FUND                                PURCHASES        SALES
                  ----                             --------------   ------------
      New York Tax-Free Bond Fund ..............   $   13,358,035   $ 10,273,920
      Growth and Income Fund ...................       12,946,329     18,938,140
      Mid-Cap Fund .............................       20,245,392     23,362,903

      There were no long-term U.S. Government securities held during the year ended October 31, 2007.

      Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2007 totaled:

                     FUND                          CONTRIBUTIONS     WITHDRAWALS
                     ----                          --------------   ------------
      Core Plus Fixed Income Fund (Advisor) ....   $   12,028,152   $ 17,040,858
      Core Plus Fixed Income Fund ..............        3,683,251      4,196,848
      High Yield Fixed Income Fund .............        2,387,955      3,611,070
      Intermediate Duration Fixed Income Fund ..        2,036,842      7,620,843
      Growth Fund ..............................       16,438,930      7,007,535
      International Equity Fund ................       67,373,638     39,135,855
      Opportunity Fund (Advisor) ...............       69,968,165    132,187,671
      Opportunity Fund .........................          892,380     15,957,501
      Overseas Equity Fund .....................        1,066,812     12,135,990
      Value Fund ...............................       14,371,230      6,583,921

5.    CONCENTRATION OF CREDIT RISK

            The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies, and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.    FEDERAL INCOME TAX INFORMATION:

            At October 31, 2007, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

                                                                                      NET
                                                       TAX            TAX          UNREALIZED
                                                    UNREALIZED     UNREALIZED     APPRECIATION
FUND                                  TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
----                                 -----------   ------------   ------------   --------------
New York Tax-Free Bond Fund ......   $58,662,444   $  1,762,270   $ (107,640)    $  1,654,630
Growth and Income Fund ...........    34,936,174     18,190,670     (541,522)      17,649,148
Mid-Cap Fund .....................    22,873,701     10,836,350     (442,391)      10,393,959

                                               HSBC INVESTOR FAMILY OF FUNDS  72

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

            The tax characteristics of dividends paid by the Funds during the year ended October 31, 2007 were as follows:

                                                                       DIVIDENDS PAID FROM
                                             -----------------------------------------------------------------------
                                                                NET
                                                               LONG
                                                               TERM           TOTAL           TAX            TOTAL
                                               ORDINARY       CAPITAL        TAXABLE         EXEMPT        DIVIDENDS
                                                INCOME         GAINS        DIVIDENDS     DISTRIBUTIONS     PAID(1)
                                             ------------   -----------   ------------   --------------   ----------
Core Plus Fixed Income (Advisor) .........   $  4,297,819   $        --   $  4,297,819   $           --   $4,297,819
Core Plus Fixed Income Fund ..............        873,677            --        873,677               --      873,677
High Yield Fixed Income Fund .............        704,138            --        704,138               --      704,138
Intermediate Duration Fixed Income Fund ..        886,868            --        886,868               --      886,868
New York Tax-Free Bond Fund ..............         19,599         9,094         28,693        2,085,602    2,114,295
Growth Fund ..............................         25,419     3,019,000      3,044,419               --    3,044,419
Growth and Income Fund ...................        126,478            --        126,478               --      126,478
International Equity Fund ................      8,337,987    22,931,569     31,269,556               --   31,269,556
Mid-Cap Fund .............................        647,121     1,300,752      1,947,873               --    1,947,873
Opportunity Fund .........................         75,818     3,560,217      3,636,035               --    3,636,035
Opportunity Fund (Advisor) ...............      3,149,480    26,789,336     29,938,816               --   29,938,816
Overseas Equity Fund .....................        667,589     2,786,165      3,453,754               --    3,453,754
Value Fund ...............................        677,034     4,064,790      4,741,824               --    4,741,824

            The tax characteristics of dividends paid by the Funds during the year ended October 31, 2006 were as follows:

                                                                       DIVIDENDS PAID FROM
                                             -----------------------------------------------------------------------
                                                                NET
                                                               LONG
                                                               TERM           TOTAL           TAX            TOTAL
                                               ORDINARY       CAPITAL        TAXABLE         EXEMPT        DIVIDENDS
                                                INCOME         GAINS        DIVIDENDS     DISTRIBUTIONS     PAID(1)
                                             ------------   -----------   ------------   --------------   ----------
Core Plus Fixed Income (Advisor) .........   $  5,304,945   $ 2,329,061   $  7,634,006   $           --   $7,634,006
Core Plus Fixed Income Fund ..............        922,409            --        922,409               --      922,409
High Yield Fixed Income Fund .............        508,987            --        508,987               --      508,987
Intermediate Duration Fixed Income Fund ..        973,678            --        973,678               --      973,678
New York Tax-Free Bond Fund ..............          4,399       100,731        105,130        2,003,584    2,108,714
Growth Fund ..............................             --       604,764        604,764               --      604,764
Growth and Income Fund ...................         25,548            --         25,548               --       25,548
International Equity Fund ................      4,030,977     6,656,885     10,687,862               --   10,687,862
Mid-Cap Fund .............................             --     6,447,215      6,447,215               --    6,447,215
Opportunity Fund .........................             --       872,331        872,331               --      872,331
Opportunity Fund (Advisor) ...............             --     5,803,618      5,803,618               --    5,803,618
Overseas Equity Fund .....................        754,636     1,303,263      2,057,899               --    2,057,899
Value Fund ...............................        523,785     3,327,270      3,851,055               --    3,851,055

73  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

            As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                UNDISTRIBUTED                        ACCUMULATED
                                  UNDISTRIBUTED     LONG                               CAPITAL                           TOTAL
                    UNDISTRIBUTED      TAX          TERM                                 AND         UNREALIZED       ACCUMULATED
                      ORDINARY        EXEMPT       CAPITAL    ACCUMULATED DIVIDENDS     OTHER       APPRECIATION/      EARNINGS/
                       INCOME         INCOME        GAINS       EARNINGS   PAYABLE      LOSSES    (DEPRECIATION)(2)    (DEFICIT)
                    ------------- ------------- ------------- ----------- ---------- ------------ -----------------  -------------
Core Plus Fixed
  Income Fund
  (Advisor) ......  $     502,414 $          -- $     562,425 $ 1,064,839 $(382,197) $        --  $      (166,918)   $    515,724
Core Plus Fixed
  Income Fund ....         89,455            --            --      89,455   (76,447)    (557,978)         (36,900)       (581,870)
High Yield Fixed
  Income Fund ....         84,276            --        69,024     153,300   (58,530)          --          (98,097)         (3,327)
Intermediate
  Duration Fixed
  Income Fund ....         87,279            --        53,298     140,577   (64,168)          --          (83,160)         (6,751)
New York Tax-Free
  Bond Fund ......         23,394       205,608        56,101     285,103  (184,067)          --        1,654,630       1,755,666
Growth Fund ......             --            --     2,892,354   2,892,354        --           --       15,509,956      18,402,310
Growth and Income
  Fund ...........          5,574            --            --       5,574        --   (5,725,929)      17,649,148      11,928,793
International
  Equity Fund ....     10,638,534            --    24,126,978  34,765,512        --           --      100,539,759     135,305,271
Mid-Cap Fund .....             --            --     3,530,284   3,530,284        --           --       10,393,959      13,924,243
Opportunity
  Fund ...........      1,084,596            --     4,953,733   6,038,329        --           --        4,335,184      10,373,513
Opportunity Fund
  (Advisor) ......      9,223,734            --    35,976,501  45,200,235        --           --       33,322,824      78,523,059
Overseas Equity
  Fund ...........        562,242            --     2,487,633   3,049,875        --           --        8,491,660      11,541,535
Value Fund .......        503,590            --     4,085,539   4,589,129        --           --        9,330,115      13,919,244

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

(2) The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

            As of October 31, 2007, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                       FUND                        AMOUNT      EXPIRES
                       ----                      ----------   --------
            Core Plus Fixed Income Fund ......   $  185,453       2012
                                                    372,525       2014
            Growth and Income Fund ...........    5,725,929       2011

7.    LEGAL AND REGULATORY MATTERS AND PAYMENTS FROM AFFILIATE:

            On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Funds as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("the SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Funds' management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds' financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds' financial statements.

            During the year ended October 31, 2007, HSBC voluntarily reimbursed amounts to certain Funds related to past marketing arrangements that involved BISYS. The amounts reimbursed for the year ended October 31, 2007 are disclosed in the Statements of Operations as "Expenses reimbursed by Investment Adviser." The corresponding impact to the net expense ratio, net income ratio and total return for the year ended October 31, 2007 are disclosed in the Funds' Financial Highlights.

                                               HSBC INVESTOR FAMILY OF FUNDS  74

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Investor Funds:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Core Plus Fixed Income Fund (Advisor), HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, HSBC Investor Intermediate Duration Fixed Income Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor International Equity Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Opportunity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund (Advisor) and HSBC Investor Value Fund (the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 27, 2007

75  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

        OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)--AS OF OCTOBER 31, 2007

      OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

            For the year ended October 31, 2007, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

                                                                      DIVIDENDS
                                                                       RECEIVED
                      FUND                                            DEDUCTION
                      ----                                           ----------
            Growth Fund ..........................................     100.00%
            Growth and Income Fund ...............................     100.00%
            Mid-Cap Fund .........................................      52.21%
            Opportunity Fund .....................................     100.00%
            Value Fund ...........................................     100.00%

            The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2007 are as follows:

                                                       FOREIGN      FOREIGN TAX
                      FUND                          SOURCE INCOME     EXPENSE
                      ----                          -------------   -----------

            International Equity Fund ...........       $ 0.63        $ 0.06
            Overseas Equity Fund ................         0.44          0.04

            The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2007. These shareholders will receive more detailed information along with their 2007 Form 1099-DIV.

            For the year ended October 31, 2007, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

                                                                       QUALIFIED
                                                                       DIVIDEND
                      FUND                                              INCOME
                      ----                                           -----------
            Growth Fund ..........................................      100.00%
            Growth and Income Fund ...............................      100.00%
            International Equity Fund ............................       75.24%
            Mid-Cap Fund .........................................       52.20%
            Opportunity Fund .....................................      100.00%
            Overseas Equity Fund .................................       92.64%
            Value Fund ...........................................      100.00%

            The New York Tax-Free Bond Fund designated 98.7% of its income dividends as exempt-interest dividends for the year ended October 31, 2007.

            During the year ended October 31, 2007 the following Fund declared tax-exempt income distributions:

                       FUND                                             AMOUNT
                       ----                                           ----------
            New York Tax-Free Bond Fund ..........................    $2,085,602

      During the year ended October 31, 2007, the following Funds declared net long term capital gain distributions:

                      FUND                                              AMOUNT
                      ----                                           -----------
            New York Tax-Free Bond Fund ..........................   $     9,094
            Growth Fund ..........................................     3,019,000
            International Equity Fund ............................    22,931,569
            Mid-Cap Fund .........................................     1,300,752
            Opportunity Fund .....................................     3,560,217
            Opportunity Fund (Advisor) ...........................    26,789,336
            Overseas Equity Fund .................................     2,786,165
            Value Fund ...........................................     4,064,790

                                               HSBC INVESTOR FAMILY OF FUNDS  76

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007

            As a shareholder of the HSBC Investor Funds ("Funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

            These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

      ACTUAL EXAMPLE

            The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                        ENDING                           ANNUALIZED
                                                        BEGINNING       ENDING      EXPENSES PAID       EXPENSE RATIO
                                                      ACCOUNT VALUE     VALUE       DURING PERIOD*      DURING PERIOD
                                                          5/1/07       10/31/07   5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                      -------------   ---------   -----------------   -----------------
Core Plus Fixed Income
   Fund (Advisor) ...............   Advisor Shares      $1,000.00     $1,021.00         $ 2.29              0.45%
Core Plus Fixed Income Fund .....   Class A Shares       1,000.00      1,019.80           3.56              0.70%
                                    Class B Shares       1,000.00      1,015.90           7.37              1.45%
                                    Class C Shares       1,000.00      1,015.10           7.36              1.45%
                                    Class I Shares       1,000.00      1,107.50           6.64              1.25%
High Yield Fixed Income Fund ....   Class A Shares       1,000.00        996.90           4.03              0.80%
                                    Class B Shares       1,000.00        992.10           7.78              1.55%
                                    Class C Shares       1,000.00        992.10           7.78              1.55%
                                    Class I Shares       1,000.00        997.20           2.77              0.55%
Intermediate Duration Fixed
   Income Fund ..................   Class A Shares       1,000.00      1,017.70           3.31              0.65%
                                    Class B Shares       1,000.00      1,013.90           7.11              1.40%
                                    Class C Shares       1,000.00      1,012.90           7.10              1.40%
                                    Class I Shares       1,000.00      1,018.00           2.03              0.40%
New York Tax-Free Bond Fund .....   Class A Shares       1,000.00      1,011.50           4.36              0.86%
                                    Class B Shares       1,000.00      1,007.70           8.10              1.60%
                                    Class C Shares       1,000.00      1,007.60           7.94              1.57%
                                    Class I Shares       1,000.00      1,012.70           3.04              0.60%
Growth Fund .....................   Class A Shares       1,000.00      1,207.60           6.68              1.20%
                                    Class B Shares       1,000.00      1,202.60          10.83              1.95%
                                    Class C Shares       1,000.00      1,202.80          10.83              1.95%
                                    Class I Shares       1,000.00      1,208.80           5.29              0.95%
Growth and Income Fund ..........   Class A Shares       1,000.00      1,183.80           6.61              1.20%
                                    Class B Shares       1,000.00      1,179.60          10.71              1.95%
                                    Class C Shares       1,000.00      1,178.90          10.71              1.95%
                                    Class I Shares       1,000.00      1,185.50           5.23              0.95%
International Equity Fund .......   Advisor Shares       1,000.00      1,094.50           4.22              0.80%

77  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007 (CONTINUED)

                                                                        ENDING                            ANNUALIZED
                                                        BEGINNING       ENDING      EXPENSES PAID       EXPENSE RATIO
                                                      ACCOUNT VALUE     VALUE       DURING PERIOD*      DURING PERIOD
                                                         5/1/07        10/31/07   5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                      -------------   ---------   -----------------   -----------------
Mid-Cap Fund ....................   Class A Shares      $1,000.00     $1,161.10         $ 7.35              1.35%
                                    Class B Shares       1,000.00      1,157.50          11.42              2.10%
                                    Class C Shares       1,000.00      1,157.20          11.42              2.10%
                                    Trust Shares         1,000.00      1,163.50           6.00              1.10%
Overseas Equity Fund ............   Class A Shares       1,000.00      1,089.90           8.06              1.53%
                                    Class B Shares       1,000.00      1,085.50          12.04              2.29%
                                    Class C Shares       1,000.00      1,087.20          11.15              2.12%
Opportunity Fund ................   Class A Shares       1,000.00      1,164.70           8.46              1.55%
                                    Class B Shares       1,000.00      1,159.90          12.52              2.30%
                                    Class C Shares       1,000.00      1,160.50          12.52              2.30%
Opportunity Fund (Advisor) ......   Advisor Shares       1,000.00      1,154.20           5.59              1.03%
Value Fund ......................   Class A Shares       1,000.00      1,007.70           6.07              1.20%
                                    Class B Shares       1,000.00      1,003.70           9.85              1.95%
                                    Class C Shares       1,000.00      1,003.20           9.85              1.95%
                                    Class I Shares       1,000.00      1,008.90           4.81              0.95%

----------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

                                               HSBC INVESTOR FAMILY OF FUNDS  78

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007 (CONTINUED)

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

            The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

            Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                        ENDING                           ANNUALIZED
                                                        BEGINNING      ACCOUNT      EXPENSES PAID       EXPENSE RATIO
                                                      ACCOUNT VALUE     VALUE       DURING PERIOD*      DURING PERIOD
                                                         5/1/07        10/31/07   5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                      -------------   ---------   -----------------   -----------------
Core Plus Fixed Income
   Fund (Advisor) ...............   Advisor Shares      $1,000.00     $1,022.94         $ 2.29              0.45%
Core Plus Fixed Income Fund .....   Class A Shares       1,000.00      1,021.68           3.57              0.70%
                                    Class B Shares       1,000.00      1,017.90           7.37              1.45%
                                    Class C Shares       1,000.00      1,017.90           7.37              1.45%
High Yield Fixed Income Fund ....   Class A Shares       1,000.00      1,021.17           4.08              0.80%
                                    Class B Shares       1,000.00      1,017.39           7.88              1.55%
                                    Class C Shares       1,000.00      1,017.39           7.88              1.55%
                                    Class I Shares       1,000.00      1,022.43           2.80              0.55%
Intermediate Duration Fixed
   Income Fund ..................   Class A Shares       1,000.00      1,021.93           3.31              0.65%
                                    Class B Shares       1,000.00      1,018.15           7.12              1.40%
                                    Class C Shares       1,000.00      1,018.15           7.12              1.40%
                                    Class I Shares       1,000.00      1,023.19           2.04              0.40%
New York Tax-Free Bond Fund .....   Class A Shares       1,000.00      1,020.87           4.38              0.86%
                                    Class B Shares       1,000.00      1,017.14           8.13              1.60%
                                    Class C Shares       1,000.00      1,017.29           7.98              1.57%
                                    Class I Shares       1,000.00      1,022.18           3.06              0.60%
Growth Fund .....................   Class A Shares       1,000.00      1,019.16           6.11              1.20%
                                    Class B Shares       1,000.00      1,015.38           9.91              1.95%
                                    Class C Shares       1,000.00      1,015.38           9.91              1.95%
                                    Class I Shares       1,000.00      1,020.42           4.84              0.95%
Growth and Income Fund ..........   Class A Shares       1,000.00      1,019.16           6.11              1.20%
                                    Class B Shares       1,000.00      1,015.38           9.91              1.95%
                                    Class C Shares       1,000.00      1,015.38           9.91              1.95%
                                    Class I Shares       1,000.00      1,020.42           4.84              0.95%
International Equity Fund .......   Advisor Shares       1,000.00      1,021.17           4.08              0.80%
Mid-Cap Fund ....................   Class A Shares       1,000.00      1,018.40           6.87              1.35%
                                    Class B Shares       1,000.00      1,014.62          10.66              2.10%
                                    Class C Shares       1,000.00      1,014.62          10.66              2.10%
                                    Trust Shares         1,000.00      1,019.66           5.60              1.10%

79  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007 (CONTINUED)

                                                                       ENDING                             ANNUALIZED
                                                        BEGINNING      ACCOUNT      EXPENSES PAID       EXPENSE RATIO
                                                      ACCOUNT VALUE     VALUE      DURING PERIOD*       DURING PERIOD
                                                          5/1/07      10/31/07    5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                      -------------   ---------   -----------------   -----------------
Overseas Equity Fund ............   Class A Shares      $1,000.00     $1,017.49         $ 7.78              1.53%
                                    Class B Shares       1,000.00      1,013.66          11.62              2.29%
                                    Class C Shares       1,000.00      1,014.52          10.76              2.12%
Opportunity Fund ................   Class A Shares       1,000.00      1,017.39           7.88              1.55%
                                    Class B Shares       1,000.00      1,013.61          11.67              2.30%
                                    Class C Shares       1,000.00      1,013.61          11.67              2.30%
Opportunity Fund (Advisor) ......   Advisor Shares       1,000.00      1,020.01           5.24              1.03%
Value Fund ......................   Class A Shares       1,000.00      1,019.16           6.11              1.20%
                                    Class B Shares       1,000.00      1,015.38           9.91              1.95%
                                    Class C Shares       1,000.00      1,015.38           9.91              1.95%
                                    Class I Shares       1,000.00      1,020.42           4.84              0.95%

----------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

                                               HSBC INVESTOR FAMILY OF FUNDS  80

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS--33.6%
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     -----------   ------------
FEDERAL HOME LOAN MORTGAGE CORP. - 13.8%
   Pool #G12317, 5.50%, 8/1/21 ...................     1,148,078      1,149,893
   Pool #C00368, 8.50%, 10/1/24 ..................        26,564         28,499
   Pool #D62926, 6.50%, 8/1/25 ...................        19,734         20,362
   Pool #C80387, 6.50%, 4/1/26 ...................        28,536         29,454
   Pool #C00922, 8.00%, 2/1/30 ...................       175,764        186,601
   Pool #C54447, 7.00%, 7/1/31 ...................        38,797         40,521
   Pool #G01317, 7.00%, 10/1/31 ..................       137,821        143,943
   Pool #C60712, 6.50%, 11/1/31 ..................       577,337        595,163
   Pool #847557, 5.54%, 7/1/34(a)(g) .............     1,092,079      1,111,816
   Pool #1B2655, 4.20%, 12/1/34(a)(g) ............     1,075,301      1,081,051
   Pool #1J1313, 6.43%, 6/1/36(a) ................     1,469,028      1,501,168
   Pool #G02981, 6.00%, 6/1/37 ...................     1,204,623      1,212,448
   TBA November, 6.00%, 11/11/37 .................     1,900,000      1,911,875
   TBA November, 5.50%, 11/15/37 .................     7,650,000      7,530,469
                                                                   ------------
                                                                     16,543,263
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.5%
   Pool #398958, 6.50%, 10/1/12 ..................        53,807         55,298
   Pool #781922, 5.00%, 2/1/21 ...................     2,339,252      2,303,419
   Pool #329655, 7.00%, 11/1/25 ..................        38,924         40,745
   Pool #329530, 7.00%, 12/1/25 ..................        81,301         85,106
   Pool #535332, 8.50%, 4/1/30 ...................        39,881         42,836
   Pool #548965, 8.50%, 7/1/30 ...................        44,326         47,620
   Pool #535440, 8.50%, 8/1/30 ...................        45,119         48,473
   Pool #253438, 8.50%, 9/1/30 ...................        39,581         42,522
   Pool #568486, 7.00%, 1/1/31 ...................        39,026         40,894
   Pool #573752, 8.50%, 2/1/31 ...................        33,580         36,076
   Pool #575328, 6.50%, 4/1/31 ...................        49,521         51,020
   Pool #356905, 7.23%, 10/1/36(a) ...............       166,247        167,193
   Pool #922090, 5.90%, 3/1/37(a) ................     2,054,764      2,077,199
   Pool #256723, 6.50%, 5/1/37 ...................     1,155,184      1,182,401
   TBA November. 5.00%, 11/15/36 .................     1,000,000        959,688
   TBA November, 5.50%, 11/15/36 .................     3,710,000      3,655,508
   TBA December, 6.00%, 12/15/36 .................     2,900,000      2,918,125
                                                                   ------------
                                                                     13,754,123
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
   Pool #346406, 7.50%, 2/15/23 ..................        45,999         48,654
   Pool #412530, 7.50%, 12/15/25 .................        71,981         76,226
   Pool #781300, 7.00%, 6/15/31 ..................       132,432        139,479
   TBA November, 6.00%, 11/15/36 .................     1,080,000      1,093,500
                                                                   ------------
                                                                      1,357,859
                                                                   ------------
U.S. TREASURY NOTES - 7.1%
   4.75%, 2/28/09 ................................     1,750,000      1,766,954
   3.88%, 5/15/09 ................................     1,500,000      1,498,008
   4.75%, 1/31/12 ................................     1,480,000      1,517,000
   4.13%, 8/31/12 ................................     2,270,000      2,267,694
   4.75%, 8/15/17 ................................       305,000        311,719
   6.38%, 8/15/27 ................................     1,000,000      1,199,922
                                                                   ------------
                                                                      8,561,297
                                                                   ------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     -----------   ------------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $40,014,893) ................                   40,216,542
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--38.0%
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS - 0.5%
Cargill, Inc., 5.60%, 9/15/12 (b) ................       600,000        606,040
                                                                   ------------
                                                                        606,040
                                                                   ------------
AUTO MANUFACTURERS - 0.4%
General Motors, 8.25%, 7/15/23 ...................       550,000        496,375
                                                                   ------------
                                                                        496,375
                                                                   ------------
BANKING - 2.2%
American Express Centurion Bank,
   5.95%, 6/12/17 ................................       700,000        704,174
Bank of America N.A., 6.10%, 6/15/17 .............     1,000,000      1,023,475
Washington Mutual Bank, 5.56%, 2/4/11 (a) ........       400,000        386,686
Washington Mutual, Inc., 6.09%, 9/17/12 (a) ......       500,000        476,609
                                                                   ------------
                                                                      2,590,944
                                                                   ------------
BUILDING & CONSTRUCTION PRODUCTS - 1.8%
Martin Marietta Materials, Inc.,
   5.13%, 4/30/10 (a) ............................       600,000        593,218
Masco Corp., 6.00%, 3/12/10 (a)(g) ...............       550,000        540,293
USG Corp., 7.75%, 1/15/18 ........................     1,000,000      1,012,681
                                                                   ------------
                                                                      2,146,192
                                                                   ------------
CONSUMER PRODUCTS - 1.2%
Clorox Co., 5.45%, 10/15/12 ......................       900,000        901,106
VF Corp., 5.95%, 11/1/17 .........................       550,000        555,314
                                                                   ------------
                                                                      1,456,420
                                                                   ------------
ELECTRIC - 3.8%
MidAmerican Energy Co., 5.95%, 7/15/17 ...........     2,900,000      2,999,197
Progress Energy, Inc., 5.98%, 11/14/08,
   Callable 2/14/08 @ 100 (a)(g) .................     1,000,000      1,001,266
Puget Sound Energy, Inc., 6.97%, 6/1/67,
   Callable 6/1/17 @ 100 .........................       600,000        567,594
                                                                   ------------
                                                                      4,568,057
                                                                   ------------
FINANCE - 8.7%
First Data Corp., 9.88%, 9/24/15,
   Callable 9/30/11 @ 105 (b) ....................       300,000        287,250
Ford Motor Credit Co., LLC
   4.95%, 1/15/08 ................................     2,000,000      1,991,342
   5.80%, 1/12/09 ................................     1,550,000      1,495,369
   7.25%, 10/25/11 ...............................       150,000        139,532
General Motors Acceptance Corp.
   4.38%, 12/10/07 ...............................     2,250,000      2,246,413
   7.25%, 3/2/11 .................................       600,000        567,353

81  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     -----------   ------------
FINANCE, CONTINUED
Preferred Term Securities Ltd., 8.79%,
   9/15/30, Callable 9/15/10 @ 104 (b) ...........       787,500        858,375
SLM Corp.
   4.00%, 1/15/10 ................................     1,000,000        937,762
   4.50%, 7/26/10 ................................     1,300,000      1,217,176
XTRA Finance Corp., 5.15%, 4/1/17 (b) ............       750,000        724,342
                                                                   ------------
                                                                     10,464,914
                                                                   ------------
HOSPITALS - 1.8%
Covidien International Finance SA,
   5.45%, 10/15/12 (b) ...........................       550,000        552,059
HCA, Inc., 8.75%, 9/1/10 .........................     1,525,000      1,551,687
                                                                   ------------
                                                                      2,103,746
                                                                   ------------
MEDIA - 0.4%
News America Holdings, 7.90%, 12/1/95 ............       500,000        545,450
                                                                   ------------
                                                                        545,450
                                                                   ------------
MEDICAL - 1.9%
Astrazeneca plc, 5.90%, 9/15/17 ..................     1,000,000      1,022,492
Schering-Plough, 6.00%, 9/15/17 ..................     1,200,000      1,220,524
                                                                   ------------
                                                                      2,243,016
                                                                   ------------
OFFICE EQUIPMENT & SERVICES - 1.3%
IBM Corp., 5.70%, 9/14/17 ........................       950,000        964,237
Xerox Corp., 6.40%, 12/18/09 (a)(g) ..............       550,000        549,627
                                                                   ------------
                                                                      1,513,864
                                                                   ------------
RETAIL - 5.7%
Home Depot, Inc., 5.88%, 12/16/36 ................     2,700,000      2,357,362
Kohl's Corp., 6.25%, 12/15/17 ....................     1,100,000      1,101,233
Kroger Co., 6.40%, 8/15/17 .......................       850,000        884,343
Wal-Mart Stores, Inc., 5.88%, 4/5/27 .............       900,000        882,095
Wal-Mart Stores, Inc., 6.50%, 8/15/37 ............     1,500,000      1,577,524
                                                                   ------------
                                                                      6,802,557
                                                                   ------------
TELECOMMUNICATIONS - 3.4%
AOL Time Warner, Inc., 7.70%, 5/1/32 .............     1,150,000      1,292,260
BellSouth Telecommunications,
   7.00%, 12/1/95 ................................       700,000        704,163
Motorola, Inc., 6.00%, 11/15/17 ..................     1,200,000      1,184,972
Time Warner Entertainment Co.,
   8.38%, 3/15/23 ................................       800,000        943,585
                                                                   ------------
                                                                      4,124,980
                                                                   ------------
TRANSPORTATION - 4.9%
American Airlines, Inc.
   6.98%, 4/1/11 .................................       530,195        530,195
   7.86%, 10/1/11 ................................     1,250,000      1,320,312
Burlington North Santa Fe
   5.65%, 5/1/17 .................................       600,000        593,497
   7.57%, 1/2/21 .................................       294,292        332,826
Continental Airlines, Inc., 5.98%, 4/19/22 .......       750,000        737,303
Union Pacific Corp.,
   5.75%, 11/15/17 ...............................     1,200,000      1,189,475
   6.85%, 1/2/19 .................................     1,161,581      1,220,589
                                                                   ------------
                                                                      5,924,197
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     -----------   ------------
TOTAL CORPORATE OBLIGATIONS
   (COST $45,236,536) ............................                   45,586,752
                                                                   ------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--8.2%
--------------------------------------------------------------------------------
Americredit Automobile Receivables
   Trust, Series 2005-CF, Class A3,
   4.47%, 5/6/10 (g) .............................       735,608        734,160
Asset Backed Funding Certificates,
   Series 2003-AHL1, Class A1,
   3.68%, 3/25/33 ................................       738,743        727,109
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.40%, 8/13/47 (a)(b) ...............       905,000        497,750
Capital Auto Receivables Asset Trust,
   Series 2006-1, Class A2A,
   5.03%, 9/15/08 (g) ............................        79,632         79,620
Citigroup Mortgage Loan Trust, Inc.,
   Series 2005-WF2, Class AF2,
   4.92%, 8/25/35 ................................        87,464         87,197
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3,
   5.80%, 7/25/34 ................................     1,060,000      1,029,076
Dominos Pizza Master Issuer LLC,
   Series 2007-1, Class A2,
   5.26%, 4/25/37 (b) ............................     1,200,000      1,193,272
Duane Street CLO, Series 2007-4A,
   Class C, 6.36%, 11/14/21 (a)(b) ...............       850,000        735,250
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.27%, 11/15/34
     (a)(b)(g) ...................................     1,455,232      1,450,429
GE Equipment Small Ticket LLC,
   Series 2005-2A, Class A3,
   4.88%, 10/22/09 (b)(g) ........................     1,430,147      1,430,469
GMAC Mortgage Corp., Loan Trust,
   Series 2006-HE3, Class A3,
   5.81%, 10/25/36 ...............................       900,000        852,865
Preferred Term Securities XXII Ltd.,
   6.03%, 9/22/36, Callable
   6/22/11 @ 100 (a)(b)(g) .......................     1,096,250      1,048,563
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
   (COST $10,380,701) ............................                    9,865,760
                                                                   ------------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--8.6%
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4,
   4.78%, 5/25/35 (a) ............................     1,100,000      1,093,289
Deutsche Mortgage Securities, Inc.,
   Series 2006-WF1, Class 1A1,
   5.07%, 6/26/35 (a)(b) .........................     1,179,355      1,174,846
Fannie Mae IO
   Series 270, Class 2, 8.50%, 9/1/23 (c) ........        45,063         10,612
   Series 296, Class 2, 8.00%, 4/1/24 (c) ........        54,506         13,553
   Series 2000-16, Class PS,3.73%,
   10/25/29 (a)(c) ...............................        35,357          1,652
   Series 2000-32, Class SV,
   3.57%, 3/18/30 (a)(c) .........................         7,911            134
   Series 306, Class IO, 8.00%, 5/1/30 (c) .......        61,771         15,329
   Series 2001-4, Class SA,
   2.51%, 2/17/31 (a)(c) .........................       219,630         16,222
FHA Weyerhauser, 7.43%, 1/1/24 (d)(f) ............        33,082         33,082

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  82

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     -----------   ------------
Freddie Mac
   Series 2988, Class AF, 5.39%, 6/15/35 (a)(g) ..     1,131,947      1,115,057
   Series 3212, Class BK, 5.40%, 9/15/36 .........       900,000        864,162
Freddie Mac IO
   Series 1534, Class K, 2.28%,
   6/15/23 (a)(c) ................................       143,843          7,739
   Series 2141, Class SD, 3.06%,
     4/15/29 (c) .................................       115,816         11,584
   Series 2247, Class SC, 2.41%,
   8/15/30 (a)(c) ................................        58,785          4,096
Government National Mortgage
   Association IO, Series 1999-30
   Class SA, 2.94%, 4/16/29 (a)(c) ...............        76,287          4,944
   Class S, 3.54%, 8/16/29 (a)(c) ................        58,536          4,757
Morgan Stanley Mortgage Loan Trust,
   Series 2006-3AR, Class 2A3,
   5.71%, 3/25/36 (a) ............................     1,268,533      1,286,552
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8,
   5.17%, 1/25/37 (a)(g) .........................     2,070,680      2,053,205
   Series 2007-QS2, Class A4,
   6.25%, 1/25/37 ................................     1,019,245      1,018,629
Residential Asset Securitization Trust,
   Series 2003-A15, Class 1A2,
   5.32%, 2/25/34 (a)(g) .........................     1,600,199      1,594,059
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $10,337,795) ................                   10,323,503
                                                                   ------------

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES--18.0%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.,
   Series 2006-4, Class A4,
   5.63%, 7/10/46 ................................     1,540,000      1,540,750
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2006-T24, Class A4,
   5.43%, 10/12/41 ...............................     1,100,000      1,094,316
   Series 2007-T28, Class AJ,
   6.18%, 9/11/42 ................................       620,000        615,607
Citigroup Commercial Mortgage Trust
   Series 2006-C4, Class A3,
   5.72%, 3/15/49 (a) ............................     1,550,000      1,568,583
   Series 2006-C5, Class A2,
   5.38%, 10/15/49 ...............................     1,100,000      1,100,090
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD4,
   Class A2B, 5.21%, 12/11/49 ....................     1,300,000      1,290,118
Commercial Mortgage Pass - Through
   Certificate Series 2005-FL11, Class A1,
   5.24%, 11/15/17 (a)(b)(g) .....................       139,247        139,008
   Series 2006-FL12, Class A2, 5.19%,
   12/15/20 (a)(b)(g) ............................     1,514,909      1,510,064
   Series 2005-LP5, Class AJ,
   5.05%, 5/10/43 ................................     1,550,000      1,457,240
CWCapital Cobalt
   Series 2007-C3, Class AJ, 6.02%, 5/15/46 ......     1,240,000      1,217,107
   Series 2006-C1, Class A2, 5.17%, 8/15/48 ......     1,232,000      1,222,746
DLJ Mortgage Acceptance Corp., IO,
   Series 1997-CF1, Class S, 0.94%,
   5/15/30 (a)(b)(c) .............................        50,186            692

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     -----------   ------------

GS Mortgage Securities Corp. II
   Series 2006-GG8, Class AJ,
   5.62%, 11/10/39 ...............................     1,300,000      1,258,923
   Series 2007-GG10, Class AJ, 5.80%,
   8/10/45 (a) ...................................     1,550,000      1,522,156
GS Mortgage Securities Corp., IO,
   Series 1997-GL, Class X2, 0.29%,
   7/13/30 (a)(c) ................................        36,505            597
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2007-CB20,
   Class AJ, 6.10%, 2/12/51 ......................     1,440,000      1,444,714
LB-UBS Commercial Mortgage Trust,
   Series 2007-C6, Class AM, 6.11%,
   7/15/40 (a) ...................................     1,180,000      1,207,103
Morgan Stanley Capital I
   Series 2006-HQ10, Class A4,
   5.33%, 11/12/41 ...............................     1,000,000        978,950
   Series 2007-IQ14, Class A2,
   5.61%, 4/15/49 ................................     1,380,000      1,387,575
Washington Mutual Commercial Mortgage
   Securities Trust, Series 2006-SL1,
   Class A, 5.30%, 11/23/43 (a)(b) ...............       982,905        971,199
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $21,612,767) ............................                   21,527,538
                                                                   ------------

--------------------------------------------------------------------------------
FOREIGN BONDS--2.9%
--------------------------------------------------------------------------------
ICELAND - 1.0%
Kaupthing Bank, 5.94%, 1/15/10 (a)(b)(g) .........     1,250,000      1,245,746
                                                                   ------------
                                                                      1,245,746
                                                                   ------------
SOUTH KOREA - 1.2%
Citibank Korea, Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a) ....................     1,400,000      1,396,206
                                                                   ------------
                                                                      1,396,206
                                                                   ------------
UNITED KINGDOM - 0.7%
Barclays Bank plc, 5.93%, 12/31/49 (b) ...........       850,000        804,549
                                                                   ------------
                                                                        804,549
                                                                   ------------
TOTAL FOREIGN BONDS
   (COST $3,503,008) .............................                    3,446,501
                                                                   ------------

83  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
INVESTMENT COMPANY--4.7%
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     -----------   ------------

Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (e) ............     5,641,041      5,641,041
                                                                   ------------
TOTAL INVESTMENT COMPANY
   (COST $5,641,041) .............................                    5,641,041
                                                                   ------------
TOTAL INVESTMENTS
   (COST $136,726,741) -- 114.0% .................                  136,607,637
                                                                   ============

----------
     Percentages indicated are based on net assets of $119,811,908.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on October 31, 2007. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.03% of net assets.

(e) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

(f)  Fair valued security.  Represents 0.03% of net assets.

(g)  Security held as collateral for to be announced securities.

FHA -- Federal Housing Administration

IO -- Interest-Only security. Represents 0.001% of net assets.

LLC -- Limited Liability Co.

PLC -- Public Limited Co.

TBA -- Security was traded on a "to be announced" basis. Represents 15.08% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  84

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--95.6%
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
ADVERTISING - 1.9%
Iron Mountain, Inc., 8.63%, 4/1/13,
   Callable 4/1/08 @ 101 .......................         100,000        101,750
R.H. Donnelley Corp.
   6.88%, 1/15/13, Callable 1/15/09 @ 103 ......         100,000         94,000
   6.88%, 1/15/13, Callable 1/15/09 @ 103 ......          90,000         84,600
                                                                   ------------
                                                                        280,350
                                                                   ------------
AEROSPACE & DEFENSE - 1.1%
DRS Technologies, Inc., 7.63%, 2/1/18,
   Callable 2/1/11 @ 104 .......................         100,000        102,250
Transdigm, Inc., 7.75%, 7/15/14,
   Callable 7/15/09 @ 106 ......................          50,000         50,875
                                                                   ------------
                                                                        153,125
                                                                   ------------
APPAREL MANUFACTURERS - 1.7%
Hanesbrands, Inc., 8.78%, 12/15/14,
   Callable 12/15/08@ 102 (a) ..................          50,000         50,250
Levi Strauss & Co., 8.88%, 4/1/16,
   Callable 4/1/11 @ 104 .......................          50,000         51,250
Quiksilver, Inc., 6.88%, 4/15/15,
   Callable 4/15/10 @ 103 ......................         150,000        139,875
                                                                   ------------
                                                                        241,375
                                                                   ------------
AUTO MANUFACTURERS - 1.9%
Cooper Standard Automotive, Inc.,
   8.38%, 12/15/14, Callable
   12/15/09 @ 104 ..............................          50,000         44,500
General Motors Corp.
   7.70%, 4/15/16 ..............................          50,000         46,000
   7.13%, 7/15/13 ..............................         175,000        162,313
Goodyear Tire & Rubber Co., 8.63%,
   12/1/11, Callable 12/1/09 @ 104 .............          17,000         18,105
                                                                   ------------
                                                                        270,918
                                                                   ------------
BUILDING & CONSTRUCTION PRODUCTS - 2.2%
Ainsworth Lumber Co., Ltd., 7.25%,
   10/1/12, Callable 10/1/08 @ 104 .............         150,000        103,125
Interline Brands, Inc., 8.13%, 6/15/14,
   Callable 6/15/10 @ 104 ......................          50,000         49,875
Ply Gem Industries, Inc., 9.00%, 2/15/12,
   Callable 2/18/08 @ 105 ......................         150,000        122,250
U.S. Concrete, Inc., 8.38%, 4/1/14,
   Callable 4/1/09 @ 104 .......................          50,000         45,500
                                                                   ------------
                                                                        320,750
                                                                   ------------
CABLE TELEVISION - 3.0%
Barrington Broadcasting Co. LLC, 10.50%,
   8/15/14, Callable 8/15/10 @ 105 .............          50,000         51,875
Bonten Media Acquisition, 9.00%, 6/1/15,
   Callable 6/1/11@ 105(b) .....................          75,000         68,906
Cablevision Systems Corp., 8.00%, 4/15/12 ......         100,000         97,750
Mediacom LLC, 7.88%, 2/15/11,
   Callable 2/15/08 @ 100 ......................         200,000        193,500
Quebecor Media, Inc., 7.75%, 3/15/16,
   Callable 3/15/11 @ 104(b) ...................          25,000         24,125
                                                                   ------------
                                                                        436,156
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
CASINOS & GAMBLING - 8.4%
Choctaw Resort Development Entertainment,
   7.25%, 11/15/19,
   Callable 11/15/11 @ 104(b) ..................          48,000         46,800
Fontainebleau Las Vegas, 10.25%, 6/15/15,
   Callable 6/15/11@ 105(b) ....................         100,000         93,500
Great Canadian Gaming Co., 7.25%, 2/15/15,
   Callable 2/15/11 @ 104(b) ...................          50,000         49,750
Greektown Holdings, Inc., 10.75%, 12/1/13,
   Callable 12/1/10 @ 105(b) ...................         125,000        124,375
Herbst Gaming, Inc., 7.00%, 11/15/14,
   Callable 11/15/09 @ 104 .....................          50,000         40,500
Indianapolis Downs LLC, 11.00%, 11/1/12,
   Callable 11/1/10 @ 106(b) ...................          25,000         25,125
Inn of the Mountain Gods, 12.00%, 11/15/10,
   Callable 11/15/07 @ 106 .....................          50,000         52,750
Isle of Capri Casinos, Inc., 7.00%, 3/1/14,
   Callable 3/1/09 @ 103.50 ....................         150,000        133,125
MGM MIRAGE, Inc., 6.75%, 4/1/13 ................         100,000         97,500
Mohegan Tribal Gaming, 7.13%, 8/15/14,
   Callable 8/15/09 @ 104 ......................          50,000         49,000
MTR Gaming Group, Inc., 9.00%, 6/1/12,
   Callable 6/1/09 @ 105 .......................         100,000        100,000
Pinnacle Entertainment, 7.50%, 6/15/15,
   Callable 6/15/10 @ 104(b) ...................          50,000         48,250
Pokagon Gaming Authority, 10.38%, 6/15/14,
   Callable 6/15/10 @ 105(b) ...................          75,000         82,875
San Pasqual Casino, 8.00%, 9/15/13,
   Callable 9/15/09 @ 104(b) ...................          25,000         25,250
Seminole Hard Rock Entertainment, 8.19%,
   3/15/14, Callable 3/15/09 @ 102 (a)(b) ......          50,000         48,875
Seneca Gaming Corp., 7.25%, 5/1/12,
   Callable 5/1/08 @ 104 .......................          50,000         50,375
Shingle Springs, 9.38%, 6/15/15,
   Callable 6/15/11@ 105(b) ....................          50,000         50,250
Turning Stone Resort Casino, 9.13%, 9/15/14,
   Callable 9/15/10 @ 105(b) ...................          75,000         77,625
Waterford Gaming LLC, 8.63%, 9/15/14(b) ........          25,000         25,000
                                                                   ------------
                                                                      1,220,925
                                                                   ------------
CHEMICALS - 3.6%
Georgia Gulf Corp., 9.50%, 10/15/14,
   Callable 10/15/10 @ 105 .....................         100,000         86,500
Huntsman International LLC, 7.88%,
   11/15/14, Callable 11/15/10 @ 104 ...........          35,000         37,625
Innophos, Inc., 8.88%, 8/15/14,
   Callable 8/16/09 @ 104 ......................          50,000         50,375
JohnsonDiversey, Inc., 9.63%, 5/15/12,
   Callable 11/23/07 @ 105 .....................         100,000        103,750
Lyondell Chemical Co.
   6.88%, 6/15/17, Callable 6/15/12 @ 103 ......          50,000         55,000
   8.25%, 9/15/16, Callable 9/15/11 @ 104 ......          25,000         28,562
   8.00%, 9/15/14, Callable 9/15/10 @ 104 ......          25,000         27,687

85  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
CHEMICALS, CONTINUED
Mosaic Co., 7.63%, 12/1/16,
   Callable 12/1/11 @ 104(b) ...................          25,000         26,938
Nova Chemicals Corp., 6.50%, 1/15/12 ...........          50,000         48,000
Terra Capital, Inc., 7.00%, 2/1/17,
   Callable 2/1/12@ 104 ........................          50,000         50,000
                                                                   ------------
                                                                        514,437
                                                                   ------------
COMPUTER SERVICES - 0.3%
Activant Solutions, Inc., 9.50%, 5/1/16,
   Callable 5/1/11 @ 105 .......................          50,000         45,625
                                                                   ------------
                                                                         45,625
                                                                   ------------
CONSUMER PRODUCTS - 1.4%
Sealy Mattress Co., 8.25%, 6/15/14,
   Callable 6/15/09 @ 104 ......................          50,000         49,750
Smithfield Foods, Inc., 7.75%, 7/1/17 ..........          50,000         51,500
Spectrum Brands, Inc., 7.38%, 2/1/15,
   Callable 2/1/10@ 104 ........................          75,000         54,188
Yankee Acquisition Corp., 9.75%, 2/15/17,
   Callable 2/15/12@ 105 .......................          50,000         46,250
                                                                   ------------
                                                                        201,688
                                                                   ------------
CONTAINERS - PAPER AND PLASTIC - 2.6%
Owens-Brockway Glass Containers, 6.75%,
   12/1/14, Callable 12/1/09 @ 103 .............          50,000         50,125
Solo Cup Co., 8.50%, 2/15/14,
   Callable 2/15/09 @ 104 ......................         200,000        180,000
Stone Container Finance Co. of Canada,
   7.38%, 7/15/14, Callable 7/15/09 @ 104 ......         150,000        145,125
                                                                   ------------
                                                                        375,250
                                                                   ------------
COSMETICS - 0.3%
Chattem, Inc., 7.00%, 3/1/14,
   Callable 3/1/09 @ 104 .......................          50,000         49,500
                                                                   ------------
                                                                         49,500
                                                                   ------------
DISTRIBUTION & WHOLESALE - 2.0%
Baker & Taylor, Inc., 11.50%, 7/1/13,
   Callable 7/1/10 @ 106(b) ....................         100,000         98,500
Beverages & More, Inc., 9.25%, 3/1/12,
   Callable 9/1/09 @ 105(b) ....................          50,000         51,500
Central Garden & Pet Co., 9.13%, 2/1/13,
   Callable 2/1/08 @ 105 .......................          50,000         47,750
Jarden Corp., 7.50%, 5/1/17,
   Callable 5/1/12 @ 104 .......................          25,000         23,750
Pegasus Solutions, Inc., 10.50%, 4/15/15,
   Callable 4/15/11 @ 105(b) ...................          50,000         45,000
Pilgrim's Pride Corp., 8.38%, 5/1/17,
   Callable 5/1/12 @ 104 .......................          25,000         25,187
                                                                   ------------
                                                                        291,687
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
DIVERSIFIED OPERATIONS - 1.4%
Bombardier, Inc., 8.00%, 11/15/14,
   Callable 11/15/10 @ 104(b) ..................          25,000         26,000
Koppers Holdings, Inc., 0.00%,
   11/15/14, Callable 11/15/09 @ 105 (c) .......          25,000         21,437
Snoqualmie Entertainment Authority,
   9.06%, 2/1/14,
   Callable 2/1/09 @ 103 (a)(b) ................          25,000         24,094
Susser Holdings LLC
   10.63%, 12/15/13, Callable
   12/15/09 @ 105 ..............................          50,000         52,000
   10.63%, 12/15/13, Callable
   12/15/09 @ 105 ..............................          72,000         74,880
                                                                   ------------
                                                                        198,411
                                                                   ------------
EDUCATION - 0.4%
Education Management LLC
   10.25%, 6/1/16, Callable 6/1/11 @ 105 .......          25,000         26,250
   8.75%, 6/1/14, Callable 6/1/10 @ 104 ........          25,000         25,813
                                                                   ------------
                                                                         52,063
                                                                   ------------
ELECTRIC - 2.5%
AES Corp.
   7.75%, 3/1/14 ...............................          60,000         60,000
   7.75%, 10/15/15(b) ..........................          50,000         50,062
Baldor Electic Co., 8.63%, 2/15/17,
   Callable 2/15/12 @ 104 ......................          50,000         52,125
CMS Energy Corp., 6.88%, 12/15/15 ..............         100,000        100,458
Edison Mission Energy, 7.20%, 5/15/19 ..........          50,000         48,875
General Cable Corp., 7.13%, 4/1/17,
   Callable 4/1/12 @ 104 .......................          50,000         50,000
                                                                   ------------
                                                                        361,520
                                                                   ------------
ENERGY - 3.6%
Aventine Renewable Energy, Inc.,
   10.00%, 4/1/17, Callable
   4/1/12 @ 105 ................................          50,000         44,500
Copano Energy LLC, 8.13%, 3/1/16,
   Callable 3/1/11 @ 104 .......................          80,000         82,200
Massey Energy Co., 6.88%, 12/15/13,
   Callable 12/15/09 @ 103 .....................         100,000         94,500
Mirant North America LLC, 7.38%,
   12/31/13, Callable 12/31/09 @ 104 ...........          50,000         50,687
NRG Energy, Inc., 7.38%, 2/1/16,
   Callable 2/1/11 @ 104 .......................          50,000         49,875
Reliant Energy, Inc., 7.63%, 6/15/14 ...........          50,000         50,437
Verasun Energy Corp., 9.88%, 12/15/12,
   Callable 12/15/09 @ 105 .....................          50,000         49,563
Williams Cos., Inc., 6.38%, 10/1/10 (b) ........         100,000        101,250
                                                                   ------------
                                                                        523,012
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  86

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
FINANCE - 6.8%
Basell AF SCA, 8.38%, 8/15/15,
   Callable 8/15/10 @ 104 (b) ..................         150,000        134,250
CCM Merger, Inc., 8.00%, 8/1/13,
   Callable 8/1/09 @ 104(b) ....................         150,000        144,000
Ford Motor Credit Co.
   7.38%, 2/1/11 ...............................          50,000         47,160
   7.38%, 10/28/09 .............................         250,000        241,113
General Motors Acceptance Corp.,
   6.88%, 8/28/12 ..............................         300,000        270,448
MSX International, 12.50%, 4/1/12,
   Callable 4/1/09 @ 110(b) ....................          25,000         23,750
Nalco Finance Holdings, Inc., 0.00%,
   2/1/14, Callable 2/1/09 @ 105 (c) ...........          75,000         68,250
Nuveen Investments, Inc., 10.50%, 11/15/15,
   Callable 11/15/11 @ 105(b) ..................          50,000         50,000
                                                                   ------------
                                                                        978,971
                                                                   ------------
HEALTH CARE - 0.2%
HCA, Inc., 9.25%, 11/15/16, Callable
   11/15/11 @ 105 ..............................          25,000         26,313
                                                                   ------------
                                                                         26,313
                                                                   ------------
INTERNET RELATED - 0.3%
Atlantic Broadband Finance LLC, 9.38%,
   1/15/14, Callable 1/15/09 @ 105 .............          50,000         49,000
                                                                   ------------
                                                                         49,000
                                                                   ------------
LEISURE - 0.7%
AMC Entertainment, Inc., 11.00%, 2/1/16,
   Callable 2/1/11@ 106 ........................         100,000        108,250
                                                                   ------------
                                                                        108,250
                                                                   ------------
MACHINERY - 0.7%
Case New Holland, Inc., 7.13%, 3/1/14,
   Callable 3/1/10 @ 104 .......................          50,000         51,750
Sensata Technologies, 8.00%, 5/1/14,
   Callable 5/1/10 @ 104 .......................          50,000         49,063
                                                                   ------------
                                                                        100,813
                                                                   ------------
MANUFACTURING - 1.7%
AGY Holding Corp., 11.00%, 11/15/14,
   Callable 11/15/10 @ 106(b) ..................          50,000         49,250
American Railcar Industries, 7.50%, 3/1/14,
   Callable 3/1/11 @ 104 .......................          25,000         24,688
Coleman Cable, Inc., 9.88%, 10/1/12,
   Callable 10/1/08 @ 105 ......................          50,000         49,250
Freescale Semiconductor, Inc., 10.13%,
   12/15/16, Callable 12/15/11 @ 105 ...........          50,000         45,312
Libbey Glass, Inc., 12.38%, 6/1/11,
   Callable 6/1/08 @ 108 (a) ...................          25,000         27,187
Maax Corp., 9.75%, 6/15/12,
   Callable 6/15/08 @ 105 ......................          50,000         17,000

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
MANUFACTURING, CONTINUED
Ryerson, Inc., 12.00%, 11/1/15,
   Callable 11/1/11 @ 106(b) ...................          25,000         25,688
Tembec Industries, Inc., 7.75%, 3/15/12 ........          25,000         10,344
                                                                   ------------
                                                                        248,719
                                                                   ------------
MEDICAL - 2.7%
Advanced Medical Optics, 7.50%, 5/1/17,
   Callable 5/1/12 @ 104 .......................          50,000         47,125
Community Health, 8.88%, 7/15/15,
   Callable 7/15/11 @ 104 ......................          50,000         50,625
MQ Associates, Inc., 0.00%, 8/15/12,
   Callable 8/15/08 @ 109 (c) ..................         100,000         90,000
MultiPlan, Inc., 10.38%, 4/15/16,
   Callable 4/15/11 @ 105(b) ...................         100,000        102,250
Omnicare, Inc., 6.75%, 12/15/13,
   Callable 12/15/09 @ 103 .....................         100,000         96,500
                                                                   ------------
                                                                        386,500
                                                                   ------------
METAL PROCESSORS & FABRICATION - 0.5%
TriMas Corp., 9.88%, 6/15/12,
   Callable 12/10/07 @ 105 .....................          77,000         79,118
                                                                   ------------
                                                                         79,118
                                                                   ------------
METALS & MINING - 3.0%
AK Steel Corp., 7.75%, 6/15/12,
   Callable 11/23/07 @ 104 .....................         100,000        102,000
Freeport-McMoran Copper & Gold, Inc.,
   8.25%, 4/1/15, Callable 4/1/11 @ 104 ........          50,000         54,000
Gibraltar Industries, Inc., 8.00%, 12/1/15,
   Callable 12/1/10 @ 104 ......................         150,000        141,000
International Coal Group, Inc., 10.25%,
   7/15/14, Callable 7/15/10 @ 105 .............          50,000         48,500
Noranda Aluminium Acquisition,
   9.36%, 5/15/15, Callable
   5/15/08 @ 102 (a)(b) ........................          50,000         46,125
Tube City IMS Corp., 9.75%, 2/1/15,
   Callable 2/1/11 @ 105 .......................          50,000         49,125
                                                                   ------------
                                                                        440,750
                                                                   ------------
OIL & GAS - 8.7%
Chaparral Energy, Inc., 8.50%, 12/1/15,
   Callable 12/1/10 @ 104 ......................         100,000         93,250
Chesapeake Energy Corp., 6.88%, 1/15/16,
   Callable 1/15/09 @ 103 ......................         100,000         99,500
Cimarex Energy Co., 7.13%, 5/1/17,
   Callable 5/1/12 @ 104 .......................          50,000         49,938
Clayton Williams Energy, Inc., 7.75%, 8/1/13,
   Callable 8/1/09 @ 104 .......................         200,000        187,500
Colorado Interstate Gas Co.,
   6.80%, 11/15/15 .............................         150,000        155,726
Compton Petroleum Finance Corp.,
   7.63%, 12/1/13, Callable 12/1/09 @ 104 ......         100,000         95,750

87  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
OIL & GAS, CONTINUED
Energy Partners Ltd., 9.75%, 4/15/14,
   Callable 4/15/11 @ 105 ......................          50,000         49,500
Forest Oil Corp., 7.25%, 6/15/19,
   Callable 6/15/12 @ 104(b) ...................          50,000         50,000
Grant Prideco, Inc., 6.13%, 8/15/15,
   Callable 8/15/10 @ 103 ......................          25,000         25,125
Inergy LP/Inergy Finance, 8.25%, 3/1/16,
   Callable 3/1/11 @ 104 .......................         100,000        104,500
Newfield Exploration Co., 6.63%, 9/1/14,
   Callable 9/1/09 @ 103 .......................         100,000         98,250
Opti Canada, Inc., 7.88%, 12/15/14,
   Callable 12/15/10 @ 104(b) ..................          50,000         49,625
Pogo Producing Co., 7.88%, 5/1/13,
   Callable 5/1/10 @ 104 .......................         100,000        102,000
Swift Energy Co., 7.63%, 7/15/11,
   Callable 7/15/08 @ 104 ......................          50,000         50,500
Tesoro Corp., 6.50%, 6/1/17,
   Callable 6/1/12 @ 103 .......................          50,000         49,375
                                                                   ------------
                                                                      1,260,539
                                                                   ------------
PAPER & RELATED PRODUCTS - 2.5%
Aleris International, Inc., 10.00%, 12/15/16,
   Callable 12/15/11 @ 105 .....................          25,000         22,000
Catalyst Paper Corp., 8.63%, 6/15/11,
   Callable 12/6/07 @ 103 ......................          50,000         39,500
Exopack Holding Corp., 11.25%, 2/1/14,
   Callable 2/1/10 @ 106 .......................          50,000         50,625
Georgia-Pacific Corp., 7.70%, 6/15/15 ..........         100,000         98,500
Norampac, Inc., 6.75%, 6/1/13,
   Callable 6/1/08 @ 103 .......................         100,000         95,250
Verso Paper Holdings LLC, 9.13%, 8/1/14,
   Callable 8/1/10 @ 105 .......................          50,000         51,625
                                                                   ------------
                                                                        357,500
                                                                   ------------
PIPELINES - 3.1%
Atlas Pipeline Partners LP, 8.13%, 12/15/15,
   Callable 12/15/10 @ 104 .....................          50,000         49,750
Dynegy Holdings, Inc., 8.38%, 5/1/16 ...........         150,000        150,375
El Paso Corp., 7.00%, 6/15/17 ..................         100,000        100,204
Mueller Water Products, Inc., 7.38%, 6/1/17,
   Callable 6/1/12 @ 104 .......................          50,000         46,500
Semgroup LP, 8.75%, 11/15/15,
   Callable 11/15/10 @ 104(b) ..................          50,000         48,000
Williams Partners LP, 7.25%, 2/1/17 ............          50,000         51,563
                                                                   ------------
                                                                        446,392
                                                                   ------------
PRINTING & PUBLISHING - 2.8%
Block Communications, Inc., 8.25%,
   12/15/15, Callable 12/15/10 @ 104(b) ........          50,000         50,250
Canwest Mediaworks LP, 9.25%, 8/1/15,
   Callable 8/1/11 @ 105(b) ....................          50,000         50,750
Idearc, Inc., 8.00%, 11/15/16,
   Callable 11/15/11 @ 104 .....................          50,000         50,125
Medimedia USA, Inc., 11.38%, 11/15/14,
   Callable 11/15/09 @ 106(b) ..................          50,000         52,250
Morris Publishing, 7.00%, 8/1/13,
   Callable 8/1/08 @ 103 .......................         100,000         76,750

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)         VALUE($)
                                                   -------------   ------------
PRINTING & PUBLISHING, CONTINUED
Sheridan Group, Inc., 10.25%, 8/15/11,
   Callable 11/23/07 @ 105 .....................         100,000        102,500
Valassis Communications, Inc., 8.25%, 3/1/15,
   Callable 3/1/11 @ 104 .......................          35,000         29,487
                                                                   ------------
                                                                        412,112
                                                                   ------------
RENTAL - AUTO AND EQUIPMENT - 1.7%
Avis Budget Car Rental, Inc., 7.63%, 5/15/14,
   Callable 5/15/10 @ 104 ......................         100,000         99,000
Hertz Corp., 8.88%, 1/1/14,
   Callable 1/1/10 @ 104 .......................         100,000        103,000
Rental Service Corp., 9.50%, 12/1/14,
   Callable 12/1/10 @ 105 ......................          50,000         48,063
                                                                   ------------
                                                                        250,063
                                                                   ------------
RESTAURANTS - 3.0%
Buffets, Inc., 12.50%, 11/1/14,
   Callable 11/1/10 @ 106 ......................          50,000         32,375
Dave & Buster's, Inc., 11.25%, 3/15/14,
   Callable 3/15/10 @ 106 ......................          50,000         50,875
Landry's Restaurants, Inc., 9.50%, 12/15/14,
   Callable 2/28/09 @ 101 ......................         200,000        200,000
NPC International, Inc., 9.50%, 5/1/14,
   Callable 5/1/10 @ 105 .......................          50,000         46,750
Outback Steakhouse, Inc., 10.00%, 6/15/15,
   Callable 6/15/11 @ 105(b) ...................          75,000         64,500
Sbarro, Inc., 10.38%, 2/1/15,
   Callable 2/1/10 @ 108 .......................          50,000         45,187
                                                                   ------------
                                                                        439,687
                                                                   ------------
RETAIL - 1.9%
Claire's Stores, Inc., 9.63%, 6/1/15,
   Callable 6/1/11 @ 105(b) ....................          50,000         40,875
Linens `N' Things, Inc., 10.87%, 1/15/14,
   Callable 1/15/08 @ 102 (a) ..................          50,000         33,000
Pep Boys, 7.50%, 12/15/14,
   Callable 12/15/09 @ 104 .....................          50,000         48,125
Stater Bros. Holdings, Inc., 7.75%, 4/15/15,
   Callable 4/15/11 @ 104 ......................          50,000         49,875
Suburban Propane Partners LP, 6.88%,
   12/15/13, Callable 12/15/08 @ 103 ...........          50,000         48,750
United Auto Group, Inc., 7.75%, 12/15/16,
   Callable 12/15/11 @ 104 .....................          50,000         48,625
                                                                   ------------
                                                                        269,250
                                                                   ------------
SEISMIC DATA COLLECTION - 0.7%
CIE Gener de Geophysique, 7.50%, 5/15/15,
   Callable 5/15/10 @ 104 ......................          50,000         51,000
Seitel, Inc., 9.75%, 2/15/14,
   Callable 2/15/11 @ 105 ......................          50,000         46,375
                                                                   ------------
                                                                         97,375
                                                                   ------------
SPECIAL PURPOSE ENTITY - 4.2%
Altra Industrial Motion, Inc., 9.00%,
   12/1/11, Callable 12/1/08 @ 105 .............          50,000         50,250
Buffalo Thunder Development Authority,
   9.38%, 12/15/14,
   Callable 12/15/10 @ 105(b) ..................          50,000         46,750

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  88

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
SPECIAL PURPOSE ENTITY, CONTINUED
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10,
   Callable 11/23/07 @ 107 .....................          50,000         49,125
Chukchansi Economic Development
   Authority, 8.00%, 11/15/13,
   Callable 11/15/09 @ 104(b) ..................          25,000         25,188
Hawker Beechcraft Acquisition Co.
   9.75%, 4/1/17, Callable 4/1/12 @ 105(b) .....          25,000         25,437
   8.50%, 4/1/15, Callable 4/1/11 @ 104(b) .....          50,000         50,875
Kar Holdings, Inc., 8.75%, 5/1/14,
   Callable 5/1/10 @ 104(b) ....................          50,000         48,250
Local TV Finance LLC, 9.25%, 6/15/15,
   Callable 6/15/11 @ 105(b) ...................          50,000         47,875
MCBC Holdings, Inc., 11.52%, 10/15/14,
   Callable 10/15/09 @ 103 (a)(b) ..............          25,000         25,000
Momentive Performance, 9.75%, 12/1/14,
   Callable 12/1/10 @ 105(b) ...................          50,000         48,750
Petroplus Finance Ltd., 7.00%, 5/1/17,
   Callable 5/1/12 @ 104(b) ....................          75,000         70,500
Rare Restaurant Group Ll, 9.25%, 5/15/14,
   Callable 5/15/11 @ 105(b) ...................          50,000         48,500
Regency Energy Partners LP, 8.38%,
   12/15/13, Callable 12/15/10 @ 104.19 ........          17,000         17,893
UCI Holdco, Inc., 12.69%, 12/15/13,
   Callable 12/15/07 @ 100 (a)(b) ..............          54,687         53,593
                                                                   ------------
                                                                        607,986
                                                                   ------------
TELECOMMUNICATIONS - 10.1%
Broadview Network Holdings, 11.38%, 9/1/12,
   Callable 9/1/09 @ 106(b) ....................          25,000         26,500
Centennial Communications Corp., 10.00%,
   1/1/13, Callable 1/1/09 @ 108 ...............         100,000        106,000
Cincinnati Bell, Inc., 8.38%, 1/15/14,
   Callable 1/15/09 @ 104 ......................         100,000        100,250
Cricket Communications, 9.38%, 11/1/14,
   Callable 11/1/10 @ 105 ......................          50,000         49,625
Insight Midwest LP, 9.75%, 10/1/09,
   Callable 11/23/07 @ 100 .....................         130,000        130,162
IPCS, Inc., 8.61%, 5/1/14,
   Callable 5/1/08 @ 102 (a) ...................         100,000         97,000
Level 3 Financing, Inc., 9.25%, 11/1/14,
   Callable 11/1/10 @ 105 ......................          50,000         47,125
Metropcs Wireless, Inc.
   9.25%, 11/1/14, Callable
   11/1/10 @ 105 ...............................          50,000         49,625
   9.25%, 11/1/14, Callable
   11/1/10 @ 105 ...............................          50,000         49,625
Nordic Telephone Co., Holdings, 8.88%,
   5/1/16, Callable 5/1/11 @ 104 (b) ...........          50,000         52,875
NTL Cable plc, 9.13%, 8/15/16,
   Callable 8/15/11 @ 105 ......................         125,000        131,875
Paetec Holding Corp., 9.50%, 7/15/15,
   Callable 7/15/11 @ 105(b) ...................          50,000         51,250
Panamsat Corp., 9.00%, 6/15/16,
   Callable 6/15/11 @ 105 ......................          50,000         51,125
Qwest Corp., 5.63%, 11/15/08 ...................         150,000        149,250
Radio One, Inc., 6.38%, 2/15/13,
   Callable 2/15/09 @ 103 ......................          50,000         44,000

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
TELECOMMUNICATIONS, CONTINUED
Suncom Wireless Holdings, Inc., 8.50%,
   6/1/13, Callable 6/1/08 @ 104 ...............         150,000        157,312
West Corp., 11.00%, 10/15/16,
   Callable 10/15/11 @ 106 .....................          25,000         26,188
Wind Acquisition Financial SA, 10.75%,
   12/1/15, Callable 12/1/10 @ 105(b) ..........         100,000        111,250
Windstream Corp., 8.63%, 8/1/16,
   Callable 8/1/11 @ 104 .......................          25,000         26,750
                                                                   ------------
                                                                      1,457,787
                                                                   ------------
TOBACCO - 0.2%
Alliance One International, Inc.,
   8.50%, 5/15/12 ..............................          25,000         24,875
                                                                   ------------
                                                                         24,875
                                                                   ------------
TRANSPORTATION - 0.8%
Bristow Group, Inc., 7.50%, 9/15/17,
   Callable 9/15/12 @ 104(b) ...................          50,000         51,500
Navios Maritime Holdings, Inc., 9.50%,
   12/15/14, Callable 12/15/10 @ 105 ...........          30,000         31,725
Saint Acquisition Corp., 13.31%, 5/15/15,
   Callable 5/15/09 @ 102 (a)(b) ...............          50,000         31,875
                                                                   ------------
                                                                        115,100
                                                                   ------------
WASTE DISPOSAL - 1.0%
Allied Waste North America, Inc., 7.38%,
   4/15/14, Callable 4/15/09 @ 104 .............         150,000        151,500
                                                                   ------------
                                                                        151,500
                                                                   ------------
TOTAL CORPORATE OBLIGATIONS
   (COST $14,058,455) ..........................                     13,845,392
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANY--2.4%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (d) ..........         355,288        355,288
                                                                   ------------
TOTAL INVESTMENT COMPANY
   (COST $355,288) .............................                        355,288
                                                                   ------------
TOTAL INVESTMENTS
   (COST $14,413,743) -- 98.0% .................                     14,200,680
                                                                   ============

----------
      Percentages indicated are based on net assets of $14,487,263.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)   Step Bond. Income recognition is on the effective yield method for Step
      Bonds.

(d) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

LLC -- Limited Liability Co.
LP -- Limited Partnership
PLC -- Public Limited Co.

89  HSBC INVESTOR PORTFOLIOS                 SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS--28.0%
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
Federal Home Loan Mortgage Corp. - 12.5%
   Pool #1B2655, 4.20%, 12/1/34(a)(d) ..........         199,130        200,195
   Pool #1J1313, 6.43%, 6/1/36(a) ..............         273,308        279,287
   Pool #847557, 5.54%, 7/1/34(a)(d) ...........         173,761        176,901
   Pool #G02981, 6.00%, 6/1/37 .................         194,294        195,556
   Pool #G12317, 5.50%, 8/1/21 .................         187,094        187,390
   TBA November, 6.00%, 11/11/37 ...............         150,000        150,938
   TBA November, 5.50%, 11/15/37 ...............         700,000        689,062
                                                                   ------------
                                                                      1,879,329
                                                                   ------------
Federal National Mortgage Association - 14.5%
   Pool #781922, 5.00%, 2/1/21 .................         379,120        373,313
   Pool #922090, 5.90%, 3/1/37(a) ..............         329,112        332,705
   TBA December 2007
     6.50%, 12/1/35 ............................         850,000        870,027
     6.00%, 12/15/36 ...........................         600,000        603,750
                                                                   ------------
                                                                      2,179,795
                                                                   ------------
Government National Mortgage Association - 1.0%
   6.00%, 11/15/36 .............................         150,000        151,875
                                                                   ------------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $4,198,134) ...............                      4,210,999
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--41.8%
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.6%
General Motors, 8.25%, 7/15/23 .................         100,000         90,250
                                                                   ------------
                                                                         90,250
                                                                   ------------
BANKING - 2.5%
American Express Centurion Bank,
   5.95%, 6/12/17 ..............................         100,000        100,596
Bank of America N.A., 6.10%, 6/15/17 ...........         150,000        153,521
Washington Mutual, Inc., 6.09%,
   9/17/12 (a) .................................          75,000         71,492
Washington Mutual Bank, 5.56%,
   2/4/11 (a) ..................................          50,000         48,336
                                                                   ------------
                                                                        373,945
                                                                   ------------
BUILDING & CONSTRUCTION PRODUCTS - 1.3%
Martin Marietta Materials, Inc.,
   5.13%, 4/30/10 (a) ..........................         100,000         98,870
Masco Corp., 6.00%, 3/12/10 (a)(d) .............         100,000         98,235
                                                                   ------------
                                                                        197,105
                                                                   ------------
ELECTRIC - 5.4%
MidAmerican Energy Co., 5.95%, 7/15/17 .........         450,000        465,393
Progress Energy, Inc., 5.98%, 11/14/08,
   Callable 2/14/08 @ 100 (a)(d) ...............         250,000        250,316
Puget Sound Energy, Inc., 6.97%, 6/1/67,
   Callable 6/1/17 @ 100 .......................         100,000         94,599
                                                                   ------------
                                                                        810,308
                                                                   ------------
FINANCE - 9.9%
Ford Motor Credit Co., LLC
   4.95%, 1/15/08 ..............................         250,000        248,918
   5.80%, 1/12/09 ..............................         300,000        289,426
   7.25%, 10/25/11 .............................          25,000         23,255

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
FINANCE, CONTINUED
General Motors Acceptance Corp.
   4.38%, 12/10/07 .............................         500,000        499,203
   7.25%, 3/2/11 ...............................         100,000         94,559
SLM Corp.
   4.00%, 1/15/10 ..............................         150,000        140,664
   4.50%, 7/26/10 ..............................          50,000         46,814
XTRA Finance Corp., 5.15%, 4/1/17 ..............         150,000        144,869
                                                                   ------------
                                                                      1,487,708
                                                                   ------------
HOSPITALS - 1.4%
HCA, Inc., 8.75%, 9/1/10 .......................         200,000        203,500
                                                                   ------------
                                                                        203,500
                                                                   ------------
MEDIA - 3.6%
Time Warner Cable, Inc., 5.85%, 5/1/17 .........         150,000        148,720
Time Warner Entertainment,
   8.88%, 10/1/12 ..............................         350,000        398,354
                                                                   ------------
                                                                        547,074
                                                                   ------------
MEDICAL - 2.0%
Astrazeneca plc, 5.90%, 9/15/17 ................         150,000        153,374
Schering-Plough, 6.00%, 9/15/17 ................         150,000        152,565
                                                                   ------------
                                                                        305,939
                                                                   ------------
OFFICE EQUIPMENT & SERVICES - 1.7%
IBM Corp., 5.70%, 9/14/17 ......................         150,000        152,248
Xerox Corp., 6.40%, 12/18/09 (a)(d) ............         100,000         99,932
                                                                   ------------
                                                                        252,180
                                                                   ------------
RETAIL - 3.5%
Federated Retail Holdings, Inc.,
   5.90%, 12/1/16 ..............................         150,000        143,204
Home Depot, Inc., 5.25%, 12/16/13 ..............         400,000        387,331
                                                                   ------------
                                                                        530,535
                                                                   ------------
TELECOMMUNICATIONS - 2.8%
Motorola, Inc., 6.00%, 11/15/17 ................         150,000        148,122
Verizon Pennsylvania, Inc., 5.65%, 11/15/11 ....         275,000        279,320
                                                                   ------------
                                                                        427,442
                                                                   ------------
TRANSPORTATION - 7.1%
American Airlines, Inc.
   6.98%, 4/1/11 ...............................          77,970         77,970
   7.86%, 10/1/11 ..............................         200,000        211,250
Burlington Northern Santa Fe Railway Co.,
   4.83%, 1/15/23 ..............................         251,263        242,328
Continental Airlines, Inc., 5.98%, 4/19/22 .....         100,000         98,307
Union Pacific Corp., 5.75%, 11/15/17 ...........         150,000        148,684
Union Pacific Railroad, 5.08%, 1/2/29 ..........         299,279        288,622
                                                                   ------------
                                                                      1,067,161
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  90

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
TOTAL CORPORATE OBLIGATIONS
   (COST $6,284,555) ...........................                      6,293,147
                                                                   ------------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--8.2%
--------------------------------------------------------------------------------
Americredit Automobile Receivables Trust,
   Series 2005-CF, Class A3,
   4.47%, 5/6/10 (d) ...........................         133,747        133,484
Asset Backed Funding Certificates,
   Series 2003-AHL1, Class A1,
   3.68%, 3/25/33 ..............................         210,318        207,006
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.40%, 8/13/47 (a)(b) .............         145,000         79,750
Citigroup Mortgage Loan Trust, Inc.,
   Series 2005-WF2, Class AF2,
   4.92%, 8/25/35 ..............................          15,345         15,297
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3,
   5.80%, 7/25/34 ..............................         210,000        203,873
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.27%, 11/15/34 (a)(b)(d) ..........         248,921        248,100
GMAC Mortgage Corp., Loan Trust,
   Series 2006-HE3, Class A3,
   5.81%, 10/25/36 .............................         170,000        161,097
Preferred Term Securities XXII Ltd.,
   6.03%, 9/22/36, Callable
   6/22/11 @ 100 (a)(b)(d) .....................         199,318        190,648
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
   (COST $1,324,232) ...........................                      1,239,255
                                                                   ------------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--11.6%
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4,
   4.78%, 5/25/35 (a) ..........................         200,000        198,780
Deutsche Mortgage Securities, Inc.,
   Series 2006-WF1, Class 1A1, 5.07%,
   6/26/35 (a)(b) ..............................         179,467        178,781
Freddie Mac
   Series 2988, Class AF, 5.39%,
   6/15/35 (a)(d) ..............................         169,792        167,259
   Series 3212, Class BK, 5.40%, 9/15/36 .......         150,000        144,027
Morgan Stanley Mortgage Loan Trust,
   Series 2006-3AR, Class 2A3, 5.71%,
   3/25/36 (a) .................................         271,828        275,690
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8, 5.17%,
   1/25/37 (a)(d) ..............................         360,118        357,079
   Series 2007-QS2, Class A4,
   6.25%, 1/25/37 ..............................         169,876        169,773
Residential Asset Securitization Trust,
   Series 2003-A15, Class 1A2,
   5.32%, 2/25/34 (a)(d) .......................         259,492        258,496
                                                                   ------------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,754,762) ...........................                      1,749,885
                                                                   ------------

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES--19.1%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.,
   Series 2006-4, Class A4, 5.63%,
   7/10/46 (a) .................................        230,000         230,112

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2006-T24, Class A4,
   5.43%, 10/12/41 .............................         200,000        198,967
   Series 2007-T28, Class AJ, 6.18%,
   9/11/42 .....................................          80,000         79,433
Citigroup Commercial Mortgage Trust,
   Series 2006-C4, Class A3,
   5.72%, 3/15/49 (a) ..........................         240,000        242,877
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD4,
   Class A2B, 5.21%, 12/11/49 ..................         200,000        198,480
Commercial Mortgage Pass - Through
   Certificate
   Series 2005-FL11, Class A1, 5.24%,
   11/15/17 (a)(b)(d) ..........................          34,241         34,182
   Series 2006-FL12, Class A2, 5.19%,
   12/15/20 (a)(d) .............................         251,337        250,533
   Series 2005-LP5, Class AJ, 5.05%,
   5/10/43 .....................................         200,000        188,031
CWCapital Cobalt, Series 2007-C3,
   Class AJ, 6.02%, 5/15/46 ....................         160,000        157,046
GS Mortgage Securities Corp. II
   Series 2006-GG8, Class AJ,
   5.62%, 11/10/39 .............................         180,000        174,312
   Series 2007-GG10, Class AJ,
   5.80%, 8/10/45 (a) ..........................         210,000        206,228
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2007-CB20,
   Class AJ, 6.10%, 2/12/51 ....................         190,000        190,622
LB-UBS Commercial Mortgage Trust,
   Series 2007-C6, Class AM,
   6.11%, 7/15/40 (a) ..........................         180,000        184,134
Morgan Stanley Capital I
   Series 2006-HQ10, Class A4,
   5.33%, 11/12/41 .............................         180,000        176,211
   Series 2007-IQ14, Class A2,
   5.61%, 4/15/49 ..............................         220,000        221,208
Washington Mutual Commercial Mortgage
   Securities Trust, Series 2006-SL1,
   Class A, 5.30%, 11/23/43 (a)(b) .............         147,436        145,680
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $2,886,901) ...........................                      2,878,056
                                                                   ------------

--------------------------------------------------------------------------------
FOREIGN BONDS--5.1%
--------------------------------------------------------------------------------
ICELAND - 1.5%
Kaupthing Bank, 5.94%, 1/15/10 (a)(b)(d) .......         225,000        224,234
                                                                   ------------
                                                                        224,234
                                                                   ------------
NETHERLANDS - 1.0%
Shell International Finance BV,
   5.20%, 3/22/17 ..............................         150,000        149,342
                                                                   ------------
                                                                        149,342
                                                                   ------------

91  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
FOREIGN BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                   -------------   ------------
SOUTH KOREA - 1.7%
Citibank Korea, Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a) ..................         250,000        249,323
                                                                   ------------
                                                                        249,323
                                                                   ------------
UNITED KINGDOM - 0.9%
Barclays Bank plc, 5.93%, 12/31/49 (b) .........         150,000        141,979
                                                                   ------------
                                                                        141,979
                                                                   ------------
TOTAL FOREIGN BONDS
   (COST $773,460) .............................                        764,878
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANY--1.1%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (c) ..........         169,259        169,259
                                                                   ------------
TOTAL INVESTMENT COMPANY
   (COST $169,259) .............................                        169,259
                                                                   ------------
TOTAL INVESTMENTS
   (COST $17,391,303) -- 114.9% ................                     17,305,479
                                                                   ============

----------
      Percentages indicated are based on net assets of $15,058,569.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

(d)   Security held as collateral for to be announced securities.

LLC -- Limited Liability Co.
PLC -- Public Limited Co.
TBA -- Security was traded on a "to be announced" basis. Represents 15.37% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  92

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS--97.7%
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
AEROSPACE & DEFENSE - 6.1%
General Dynamics Corp. .........................           25,400      2,310,384
The Boeing Co. .................................           19,750      1,947,153
United Technologies Corp. ......................           15,900      1,217,781
                                                                    ------------
                                                                       5,475,318
                                                                    ------------
BIOTECHNOLOGY - 3.6%
Gilead Sciences, Inc. (a) ......................           70,500      3,256,395
                                                                    ------------
                                                                       3,256,395
                                                                    ------------
BUSINESS SERVICES - 1.1%
Fluor Corp. ....................................            6,450      1,019,100
                                                                    ------------
                                                                       1,019,100
                                                                    ------------
CASINOS & GAMBLING - 1.0%
International Game Technology ..................           19,950        870,020
                                                                    ------------
                                                                         870,020
                                                                    ------------
CHEMICALS - 4.2%
Monsanto Co. ...................................           38,400      3,748,992
                                                                    ------------
                                                                       3,748,992
                                                                    ------------
COMPUTER SOFTWARE - 5.8%
Adobe Systems, Inc. (a) ........................           74,600      3,573,340
Electronic Arts, Inc. (a) ......................           26,750      1,634,960
                                                                    ------------
                                                                       5,208,300
                                                                    ------------
COMPUTERS - 12.4%
Apple Computer, Inc. (a) .......................           23,700      4,501,815
Hewlett-Packard Co. ............................           47,150      2,436,712
Research In Motion Ltd. (a) ....................           33,450      4,164,859
                                                                    ------------
                                                                      11,103,386
                                                                    ------------
CONSUMER PRODUCTS - 7.4%
Colgate-Palmolive Co. ..........................           47,300      3,607,571
PepsiCo, Inc. ..................................           40,900      3,015,148
                                                                    ------------
                                                                       6,622,719
                                                                    ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.5%
Joy Global, Inc. ...............................           18,600      1,079,916
Thermo Fisher Scientific, Inc. (a) .............           19,500      1,146,795
                                                                    ------------
                                                                       2,226,711
                                                                    ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 1.7%
Emerson Electric Co. ...........................           15,600        815,412
Microchip Technology, Inc. .....................           21,000        696,570
                                                                    ------------
                                                                       1,511,982
                                                                    ------------
FARM MACHINERY & EQUIPMENT - 3.7%
Deere & Co. ....................................           21,500      3,330,350
                                                                    ------------
                                                                       3,330,350
                                                                    ------------
FINANCIAL SERVICES - 6.6%
Ambac Financial Group, Inc. ....................            7,900        290,957
CME Group, Inc. ................................            5,175      3,447,844
Goldman Sachs Group, Inc. ......................            4,500      1,115,640
Nymex Holdings, Inc. ...........................            2,800        359,856
UBS AG-ADR .....................................           12,550        673,809
                                                                    ------------
                                                                       5,888,106
                                                                    ------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
FOOD & BEVERAGE - 4.4%
The Coca-Cola Co. ..............................           29,000      1,791,040
Wm. Wrigley Jr. Co. ............................           10,850        669,120
Yum! Brands, Inc. ..............................           36,900      1,485,963
                                                                    ------------
                                                                       3,946,123
                                                                    ------------
HEALTH CARE - 2.9%
Baxter International, Inc. .....................           22,300      1,338,223
DENTSPLY International, Inc. ...................           20,800        862,784
Zimmer Holdings, Inc. (a) ......................            5,700        396,093
                                                                    ------------
                                                                       2,597,100
                                                                    ------------
HOTELS & LODGING - 4.3%
Las Vegas Sands Corp. (a) ......................           29,200      3,885,936
                                                                    ------------
                                                                       3,885,936
                                                                    ------------
INSURANCE - 1.8%
AFLAC, Inc. ....................................           25,850      1,622,863
                                                                    ------------
                                                                       1,622,863
                                                                    ------------
INTERNET RELATED - 4.4%
Google, Inc., Class A (a) ......................            5,600      3,959,200
                                                                    ------------
                                                                       3,959,200
                                                                    ------------
OIL & GAS - 5.2%
Schlumberger Ltd. ..............................           23,050      2,225,939
Smith International, Inc. ......................           36,450      2,407,522
                                                                    ------------
                                                                       4,633,461
                                                                    ------------
PHARMACEUTICALS - 8.6%
Abbott Laboratories ............................           54,200      2,960,404
Alcon, Inc. ADR ................................            6,950      1,057,859
Allergan, Inc. .................................           16,000      1,081,280
Genentech, Inc. (a) ............................           22,329      1,655,249
Schering-Plough Corp. ..........................           32,100        979,692
                                                                    ------------
                                                                       7,734,484
                                                                    ------------
RETAIL - 2.4%
Kohl's Corp. (a) ...............................           19,900      1,093,903
Target Corp. ...................................           17,100      1,049,256
                                                                    ------------
                                                                       2,143,159
                                                                    ------------
TELECOMMUNICATIONS - 7.6%
Cisco Systems, Inc. (a) ........................          110,450      3,651,477
Nokia Corp. ADR ................................           57,150      2,269,998
QUALCOMM, Inc. .................................           20,900        893,057
                                                                    ------------
                                                                       6,814,532
                                                                    ------------
TOTAL COMMON STOCKS
   (COST $65,379,364) ..........................                      87,598,237
                                                                    ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANY--2.3%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (b) ..........        2,057,774      2,057,774
                                                                    ------------
TOTAL INVESTMENT COMPANY
   (COST $2,057,774) ...........................                       2,057,774
                                                                    ------------
TOTAL INVESTMENTS
   (COST $67,437,138) -- 100.0% ................                      89,656,011
                                                                    ============

----------
      Percentages indicated are based on net assets of $89,685,877.

(a)   Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR -- American Depositary Receipt

93  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS--96.9%
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
AUSTRALIA - 3.2%
Macquarie Airports .............................          579,924      2,382,795
National Australia Bank Ltd. ...................          131,665      5,325,753
QBE Insurance Group Ltd. .......................          102,500      3,136,099
Zinifex Ltd. ...................................          235,900      3,732,463
                                                                    ------------
                                                                      14,577,110
                                                                    ------------
AUSTRIA - 1.0%
Voestalpine AG .................................           51,400      4,643,784
                                                                    ------------
BELGIUM - 1.3%
Fortis .........................................          176,832      5,678,420
Fortis - Strip WPR .............................           70,732            707
                                                                    ------------
                                                                       5,679,127
                                                                    ------------
BRAZIL - 2.6%
Banco Do Brasil SA .............................           60,000      1,087,062
Gerdau SA ADR ..................................           75,150      2,337,165
Petroleo Brasileiro SA ADR .....................           55,400      4,608,726
Unibanco ADR ...................................            8,100      1,280,124
Usinas Siderurgicas de Minas Gerais SA .........           30,200      2,368,966
                                                                    ------------
                                                                      11,682,043
                                                                    ------------
CANADA - 2.6%
Canadian Imperial Bank of Commerce .............           21,000      2,268,107
Encana Corp. ...................................           59,500      4,164,496
Gerdau Ameristeel Corp. ........................          161,000      2,200,879
Nexen, Inc. ....................................               34          1,152
Teck Cominco Ltd., B Shares ....................           64,600      3,236,156
                                                                    ------------
                                                                      11,870,790
                                                                    ------------
CHINA - 0.5%
China Petroleum & Chemical Corp. ...............          592,000        942,622
China Telecom Corp., Ltd. ......................        1,264,000      1,092,937
                                                                    ------------
                                                                       2,035,559
                                                                    ------------
FINLAND - 1.0%
Nokia Oyj ......................................           52,100      2,068,954
Stora Enso Oyj, R Shares .......................          123,400      2,276,027
                                                                    ------------
                                                                       4,344,981
                                                                    ------------
FRANCE - 12.3%
Air France-KLM .................................           28,700      1,095,055
BNP Paribas SA .................................           64,580      7,156,768
Compagnie Generale des Establissements
   Michelin, B Shares ..........................           39,700      5,346,150
Credit Agricole SA .............................          142,779      5,656,125
France Telecom SA ..............................          107,200      3,963,857
Lagardere S.C.A. ...............................           34,800      2,950,824
Renault SA .....................................           62,300     10,521,374
Sanofi-Aventis .................................           68,900      6,060,101
Societe Generale ...............................           35,385      5,977,343
Total SA .......................................           92,000      7,423,280
                                                                    ------------
                                                                      56,150,877
                                                                    ------------
GERMANY - 11.7%
Allianz SE .....................................           39,800      8,978,500
BASF AG ........................................           48,300      6,704,660
Daimler AG .....................................           10,100      1,113,722
Deutsche Bank AG ...............................           43,200      5,770,810

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
GERMANY, CONTINUED
Deutsche Lufthansa AG ..........................          162,600      4,804,736
Deutsche Telekom AG ............................          241,900      4,969,293
E.ON AG ........................................           41,000      8,024,178
Muenchener Rueckversicherungs-
   Gesellschaft AG .............................           35,000      6,696,622
RWE AG .........................................           44,500      6,069,450
                                                                    ------------
                                                                      53,131,971
                                                                    ------------
GREECE - 0.4%
Public Power Corp. .............................           49,210      1,999,075
                                                                    ------------
HONG KONG - 0.3%
China Netcom Group Corp., Ltd. .................          462,000      1,419,925
                                                                    ------------
INDIA - 0.5%
State Bank of India GDR ........................           17,600      2,182,400
                                                                    ------------
ITALY - 3.5%
Buzzi Unicem SpA ...............................           91,400      2,598,343
ENI SpA ........................................          210,800      7,696,173
Fondiaria-SAI SpA ..............................           60,800      2,960,054
Fondiaria-SAI SpA-RNC ..........................           18,700        637,951
Italcementi SpA ................................           91,700      2,112,133
                                                                    ------------
                                                                      16,004,654
                                                                    ------------
JAPAN - 20.8%
Alps Electric Co., Ltd. ........................           55,000        688,675
Canon, Inc. ....................................           32,250      1,632,043
EDION Corp. ....................................           67,800        778,870
FUJITSU Ltd. ...................................          573,000      4,499,634
Honda Motor Co., Ltd. ..........................           47,000      1,760,231
Isuzu Motors Ltd. ..............................          570,000      2,841,996
JFE Holdings, Inc. .............................          101,600      5,948,279
Kyushu Electric Power Co., Inc. ................          101,300      2,470,261
Mitsubishi Chemical Holdings Corp. .............          303,000      2,507,365
Mitsubishi Corp. ...............................          129,000      4,016,987
Mitsubishi UFJ Financial Group, Inc. ...........          645,000      6,454,802
Mitsui & Co., Ltd. .............................          209,000      5,421,760
Mitsui Chemicals, Inc. .........................          417,000      3,922,589
Mitsui O.S.K. Lines Ltd. .......................          327,000      5,405,205
NAMCO BANDAI Holdings, Inc. ....................          123,800      1,908,955
Nippon Mining Holdings, Inc. ...................          360,000      3,405,454
Nippon Telegraph & Telephone Corp. .............              881      4,032,546
Nippon Yusen Kabushiki Kaisha ..................          152,000      1,569,480
Nissan Motor Co., Ltd. .........................          534,700      6,135,284
ORIX Corp. .....................................           21,300      4,369,758
Sharp Corp. ....................................          261,000      4,117,518
Sony Corp. .....................................           12,510        617,905
Sumitomo Heavy Industries Ltd. .................          163,000      2,153,647
Sumitomo Mitsui Financial Group, Inc. ..........              731      5,988,637
The Tokyo Electric Power Co., Inc. .............          165,200      4,192,466
Toshiba Corp. ..................................          543,000      4,598,873
Toyota Motor Corp. .............................           56,700      3,246,168
                                                                    ------------
                                                                      94,685,388
                                                                    ------------
NETHERLANDS - 5.8%
ArcelorMittal ..................................          107,652      8,685,755
Corporate Express NV ...........................          107,400      1,202,178
ING Groep NV ...................................          216,068      9,764,998

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  94

--------------------------------------------------------------------------------
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
NETHERLANDS, CONTINUED
Koninklijke Ahold NV (a) .......................          266,720      4,018,278
Wolters Kluwer NV ..............................           89,700      2,817,023
                                                                    ------------
                                                                      26,488,232
                                                                    ------------
SINGAPORE - 0.3%
Neptune Orient Lines Ltd. ......................          427,000      1,529,966
                                                                    ------------
SOUTH AFRICA - 0.6%
Sanlam Ltd. ....................................          554,040      2,036,446
Standard Bank Group Ltd. .......................           34,900        634,141
                                                                    ------------
                                                                       2,670,587
                                                                    ------------
SOUTH KOREA - 1.7%
Honam Petrochemical Corp. ......................            8,100      1,236,892
Hynix Semiconductor, Inc. (a) ..................           24,700        693,102
Hyundai Motors Co. Ltd., Second Preferred ......           15,950        612,766
Industrial Bank of Korea GDR ...................           88,300      1,735,095
Kookmin Bank ADR ...............................           14,600      1,192,674
POSCO ADR ......................................           11,400      2,094,750
                                                                    ------------
                                                                       7,565,279
                                                                    ------------
SPAIN - 1.2%
Repsol YPF SA ..................................          141,100      5,573,895
                                                                    ------------
SWEDEN - 1.0%
Electrolux AB, B Shares ........................          118,500      2,302,821
Svenska Cellusoa AB (SCA), B Shares ............          134,400      2,375,563
                                                                    ------------
                                                                       4,678,384
                                                                    ------------
SWITZERLAND - 1.5%
Credit Suisse Group ............................           81,100      5,481,917
Novartis AG ....................................           24,830      1,321,158
                                                                    ------------
                                                                       6,803,075
                                                                    ------------
TAIWAN - 1.0%
China Steel Corp. GDR ..........................           38,878      1,098,303
Gigabyte Technology Co., Ltd. ..................           11,112          9,298
Siliconware Precision Industries Co. ...........          707,691      1,485,923
Taiwan Semiconductor Manufacturing
   Co., Ltd. ...................................          508,398      1,016,208
United Microelectronics Corp. ..................        1,094,551        718,098
                                                                    ------------
                                                                       4,327,830
                                                                    ------------
THAILAND - 0.3%
PTT Public Company Ltd. plc ....................          121,400      1,498,281
                                                                    ------------
UNITED KINGDOM - 21.8%
Associated British Foods plc ...................           45,800        871,288
AstraZeneca plc ................................          110,300      5,431,176
Aviva plc ......................................          346,270      5,455,083
BAE Systems plc ................................          485,500      5,043,387
Barclays plc ...................................          457,700      5,792,255
BP plc .........................................          125,000      1,626,084
British American Tobacco plc ...................          111,100      4,232,209
British Energy Group plc .......................          277,000      3,076,454
GlaxoSmithKline plc ............................          259,600      6,667,396
HBOS plc .......................................          373,041      6,799,121
Home Retail Group plc ..........................          358,100      3,255,319
ITV plc ........................................          879,270      1,817,421
Kazakhmys plc ..................................          143,300      4,408,193

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
UNITED KINGDOM, CONTINUED
Punch Taverns plc ..............................           91,000      1,907,859
Royal & Sun Alliance Insurance
   Group plc ...................................          762,188      2,511,165
Royal Bank of Scotland Group plc ...............          635,724      6,865,117
Royal Dutch Shell plc, A Shares ................          232,387     10,195,009
Royal Dutch Shell plc, B Shares ................           45,973      2,005,584
SABMiller plc ..................................           48,100      1,448,682
Taylor Wimpey plc ..............................          468,220      2,421,936
Vodafone Group plc .............................        2,879,158     11,344,276
Xstrata plc ....................................           85,950      6,196,853
                                                                    ------------
                                                                      99,371,867
                                                                    ------------
TOTAL COMMON STOCKS
   (COST $319,304,574) .........................                     440,915,080
                                                                    ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANY--1.6%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (b) ..........        7,328,500      7,328,500
                                                                    ------------
TOTAL INVESTMENT COMPANY
   (COST $7,328,500) ...........................                       7,328,500
                                                                    ------------
TOTAL INVESTMENTS
   (COST $326,633,074) -- 98.5% ................                     448,243,580
                                                                    ============

----------
      Percentages indicated are based on net assets of $455,061,609.

(a)   Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PLC -- Public Limited Co.
SPA -- Societa Per Azioni

95  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                             HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS--98.0%
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
AEROSPACE & DEFENSE - 3.7%
Empresa Brasileira de Aeronautica S.A.
   ADR .........................................           63,600      3,101,772
Esterline Technologies Corp. (a) ...............           43,300      2,371,974
Hexcel Corp. (a) ...............................          115,400      2,888,462
                                                                    ------------
                                                                       8,362,208
                                                                    ------------
BANKING - 1.4%
East West Bancorp, Inc. ........................           95,000      3,205,300
                                                                    ------------
                                                                       3,205,300
                                                                    ------------
BIOTECHNOLOGY - 1.8%
Invitrogen Corp. (a) ...........................           44,100      4,007,367
                                                                    ------------
                                                                       4,007,367
                                                                    ------------
COMMERCIAL SERVICES - 1.1%
Schawk, Inc., Class A ..........................          108,600      2,467,392
                                                                    ------------
                                                                       2,467,392
                                                                    ------------
COMPUTER SOFTWARE - 8.8%
ACI Worldwide, Inc. (a) ........................          125,100      2,861,037
BMC Software, Inc. (a) .........................           65,900      2,230,056
Brocade Communications Systems, Inc. (a) .......          434,400      4,131,144
Nuance Communications, Inc. (a) ................          200,200      4,426,422
Red Hat, Inc. (a) ..............................          151,900      3,279,521
Satyam Computer Services Ltd. ADR ..............           93,300      2,831,655
                                                                    ------------
                                                                      19,759,835
                                                                    ------------
CONSUMER PRODUCTS - 3.7%
Church & Dwight Co., Inc. ......................           83,100      3,931,461
Jarden Corp. (a) ...............................          125,600      4,461,312
                                                                    ------------
                                                                       8,392,773
                                                                    ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 3.6%
Actuant Corp., Class A .........................           47,500      3,276,550
AMETEK, Inc. ...................................          100,100      4,704,700
                                                                    ------------
                                                                       7,981,250
                                                                    ------------
EDUCATION - 1.4%
Corinthian Colleges, Inc. (a) ..................          131,229      2,150,843
DeVry, Inc. ....................................           19,000      1,039,110
                                                                    ------------
                                                                       3,189,953
                                                                    ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 8.1%
Atmel Corp. (a) ................................          497,200      2,431,308
ATMI, Inc. (a) .................................           67,900      2,182,306
Cognos, Inc. (a) ...............................          136,200      6,854,946
Silicon Laboratories, Inc. (a) .................           80,600      3,522,220
Thomas & Betts Corp. (a) .......................           55,800      3,125,358
                                                                    ------------
                                                                      18,116,138
                                                                    ------------
FINANCIAL SERVICES - 4.5%
Affiliated Managers Group, Inc. (a) ............           40,700      5,354,085
MF Global Ltd. (a) .............................          163,700      4,838,972
                                                                    ------------
                                                                      10,193,057
                                                                    ------------
HEALTH CARE - 12.9%
Gen-Probe, Inc. (a) ............................           75,500      5,286,510
Manor Care, Inc. ...............................           63,600      4,234,488
Pediatrix Medical Group, Inc. (a) ..............           56,800      3,720,400

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
HEALTH CARE, CONTINUED
ResMed, Inc. (a) ...............................           84,000      3,480,120
Respironics, Inc. (a) ..........................          129,000      6,457,740
Ventana Medical Systems, Inc. (a) ..............           44,100      3,880,800
Volcano Corp. (a) ..............................          108,600      1,855,974
                                                                    ------------
                                                                      28,916,032
                                                                    ------------
INDUSTRIAL MANUFACTURING - 7.1%
Gardner Denver, Inc. (a) .......................          104,400      3,771,972
IDEX Corp. .....................................          134,900      4,778,158
Manitowoc Co., Inc. ............................           70,500      3,472,830
WESCO International, Inc. (a) ..................           83,100      3,876,615
                                                                    ------------
                                                                      15,899,575
                                                                    ------------
MEDIA - 4.0%
DreamWorks Animation SKG, Inc. (a) .............          100,100      3,259,256
Meredith Corp. .................................           91,600      5,702,100
                                                                    ------------
                                                                       8,961,356
                                                                    ------------
OIL & GAS - 13.7%
Chesapeake Energy Corp. ........................           96,700      3,817,716
Consol Energy, Inc. ............................          101,000      5,706,500
Denbury Resources, Inc. (a) ....................           94,100      5,326,060
Grant Prideco, Inc. (a) ........................           61,100      3,003,676
Massey Energy Co. ..............................          124,700      3,950,496
Range Resources Corp. ..........................           78,900      3,544,977
Smith International, Inc. ......................           79,700      5,264,185
                                                                    ------------
                                                                      30,613,610
                                                                    ------------
PHARMACEUTICALS - 11.8%
Alexion Pharmaceuticals, Inc. (a) ..............           60,850      4,655,025
Elan Corp. plc ADR (a) .........................          442,900     10,541,020
MGI Pharma, Inc. (a) ...........................          144,200      4,698,036
OSI Pharmaceuticals, Inc. (a) ..................          144,200      5,994,394
Santarus, Inc. (a) .............................          272,300        593,614
                                                                    ------------
                                                                      26,482,089
                                                                    ------------
RETAIL - 5.7%
Dick's Sporting Goods, Inc. (a) ................           76,400      2,549,468
PETsMART, Inc. .................................          157,800      4,726,110
Rite Aid Corp. (a) .............................          534,100      2,088,331
Urban Outfitters, Inc. (a) .....................          136,600      3,451,882
                                                                    ------------
                                                                      12,815,791
                                                                    ------------
TELECOMMUNICATIONS - 3.5%
Comverse Technology, Inc. (a) ..................          111,100      2,135,342
NeuStar, Inc. (a) ..............................           93,300      3,190,860
Polycom, Inc. (a) ..............................           90,100      2,520,998
                                                                    ------------
                                                                       7,847,200
                                                                    ------------
TRANSPORTATION - 1.2%
Aircastle Ltd. .................................           79,700      2,575,107
                                                                    ------------
                                                                       2,575,107
                                                                    ------------
TOTAL COMMON STOCKS
   (COST $177,041,397) .........................                     219,786,033
                                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  96

--------------------------------------------------------------------------------
HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
INVESTMENT COMPANY--1.7%
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                    -------------   ------------
Northern Institutional Government
   Select Portfolio, Shares class, 4.65%, (b) ..        3,918,791      3,918,791
                                                                    ------------
TOTAL INVESTMENT COMPANY
   (COST $3,918,791) ...........................                       3,918,791
                                                                    ------------
TOTAL INVESTMENTS
   (COST $180,960,188) -- 99.7% ................                     223,704,824
                                                                    ============

----------
      Percentages indicated are based on net assets of $224,268,466.

(a)   Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR -- American Depositary Receipt
PLC -- Public Limited Co.

97  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS--92.2%
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
AEROSPACE & DEFENSE - 3.9%
Lockheed Martin Corp. ..........................          12,500      1,375,500
Raytheon Co. ...................................          28,300      1,800,163
                                                                   ------------
                                                                      3,175,663
                                                                   ------------
BANKING - 3.8%
Bank of America Corp. ..........................          29,100      1,404,948
Wells Fargo & Co. ..............................          50,700      1,724,307
                                                                   ------------
                                                                      3,129,255
                                                                   ------------
BUSINESS SERVICES - 2.0%
Pitney Bowes, Inc. .............................          42,100      1,685,684
                                                                   ------------
                                                                      1,685,684
                                                                   ------------
COMPUTER SOFTWARE - 7.2%
CA, Inc. .......................................         135,600      3,586,620
Microsoft Corp. ................................          64,500      2,374,245
                                                                   ------------
                                                                      5,960,865
                                                                   ------------
CONGLOMERATES - 2.3%
Loews Corp. ....................................          39,000      1,914,510
                                                                   ------------
                                                                      1,914,510
                                                                   ------------
CONSUMER PRODUCTS - 6.8%
Altria Group, Inc. .............................          30,800      2,246,244
Kimberly-Clark Corp. ...........................          27,500      1,949,475
Kraft Foods, Inc. ..............................          25,069        837,555
Tyson Foods, Inc., Class A .....................          35,600        562,480
                                                                   ------------
                                                                      5,595,754
                                                                   ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.0%
Ingersoll-Rand Co., Class A ....................          32,400      1,631,340
                                                                   ------------
                                                                      1,631,340
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 0.8%
Agilent Technologies, Inc. (a) .................          17,464        643,548
                                                                   ------------
                                                                        643,548
                                                                   ------------
FINANCIAL SERVICES - 11.7%
Citigroup, Inc. ................................          77,307      3,239,163
Countrywide Financial Corp. ....................          89,600      1,390,592
Fannie Mae .....................................          56,000      3,194,240
JP Morgan Chase & Co. ..........................          39,950      1,877,650
                                                                   ------------
                                                                      9,701,645
                                                                   ------------
INSURANCE - 11.1%
Aetna, Inc. ....................................          16,700        938,039
Aon Corp. ......................................          36,800      1,667,776
Genworth Financial, Inc., Class A ..............          80,800      2,205,840
MGIC Investment Corp. ..........................          18,400        356,224
Radian Group, Inc. .............................          32,100        404,139
The Hartford Financial Services Group, Inc. ....          37,300      3,619,219
                                                                   ------------
                                                                      9,191,237
                                                                   ------------
MEDIA - 9.5%
CBS Corp., Class B .............................          34,350        985,845
Clear Channel Communications, Inc. .............          38,800      1,465,476
Comcast Corp., Class A (a) .....................          48,450      1,011,152
Liberty Media Corp. Interactive, Class A (a) ...          37,087        787,357
Viacom, Inc., Class B (a) ......................          87,000      3,592,230
                                                                   ------------
                                                                      7,842,060
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                   -------------   ------------
METALS & MINING - 5.2%
Barrick Gold Corp. .............................          80,000      3,530,400
United States Steel Corp. ......................           7,300        787,670
                                                                   ------------
                                                                      4,318,070
                                                                   ------------
OIL & GAS - 11.7%
Apache Corp. ...................................          31,400      3,259,634
ConocoPhillips .................................          15,771      1,339,904
Hess Corp. .....................................          13,600        973,896
Noble Energy, Inc. .............................          53,300      4,079,582
                                                                   ------------
                                                                      9,653,016
                                                                   ------------
PAPER & RELATED PRODUCTS - 1.5%
International Paper Co. ........................          34,100      1,260,336
                                                                   ------------
                                                                      1,260,336
                                                                   ------------
PHARMACEUTICALS - 3.7%
Amgen, Inc. (a) ................................          23,000      1,336,530
Sanofi-Aventis ADR .............................          38,500      1,694,385
                                                                   ------------
                                                                      3,030,915
                                                                   ------------
TELECOMMUNICATIONS - 6.6%
AT&T, Inc. .....................................          51,791      2,164,346
Motorola, Inc. .................................         134,600      2,529,134
Sprint Nextel Corp. ............................          45,600        779,760
                                                                   ------------
                                                                      5,473,240
                                                                   ------------
TRANSPORTATION - 2.4%
Union Pacific Corp. ............................          15,300      1,959,012
                                                                   ------------
                                                                      1,959,012
                                                                   ------------
TOTAL COMMON STOCKS
   (COST $63,525,197) ..........................                     76,166,150
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANY--9.5%
--------------------------------------------------------------------------------
Northern Institutional Government
   Select Portfolio, Shares class, 4.65% (b) ...       7,879,803      7,879,803
                                                                   ------------
TOTAL INVESTMENT COMPANY
   (COST $7,879,803) ...........................                      7,879,803
                                                                   ------------
TOTAL INVESTMENTS
   (COST $71,405,000) -- 101.7% ................                     84,045,953
                                                                   ============

----------
      Percentages indicated are based on net assets of $82,658,240.

(a)   Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR -- American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  98

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES--AS OF OCTOBER 31, 2007

                                                         -------------   ------------   ------------   ------------   --------------
                                                                                        INTERMEDIATE
                                                           CORE PLUS      HIGH YIELD      DURATION                    INTERNATIONAL
                                                          FIXED INCOME   FIXED INCOME   FIXED INCOME      GROWTH         EQUITY
                                                            PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates, at value               $ 136,607,637   $ 14,200,680   $ 17,305,479   $ 89,656,011   $ 448,243,580
   Foreign currency, at value                                       --             --             --             --       3,204,996
   Interest and dividends receivable                         1,081,970        343,043        139,809         72,962       1,225,858
   Receivable for investments sold                           6,916,275         49,875      2,334,516             --       2,827,732
   Prepaid expenses and other assets                             1,219          3,527            433            786           4,328
                                                         -------------   ------------   ------------   ------------   -------------
   TOTAL ASSETS                                            144,607,101     14,597,125     19,780,237     89,729,759     455,506,494
                                                         -------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                        24,731,970        101,250      4,711,705             --          52,605
   Accrued expenses and other liabilities:
      Investment Management                                     45,982          7,230          5,255         35,078         299,629
      Administration                                             6,716            407          1,680          2,424          15,779
      Compliance Service                                            86             10             14             49             295
      Trustee                                                      222             27             37            135             757
      Other                                                     10,217            938          2,977          6,196          75,820
                                                         -------------   ------------   ------------   ------------   -------------
   TOTAL LIABILITIES                                        24,795,193        109,862      4,721,668         43,882         444,885
                                                         -------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Applicable to investors' beneficial interest          $ 119,811,908   $ 14,487,263   $ 15,058,569   $ 89,685,877   $ 455,061,609
                                                         =============   ============   ============   ============   =============
   Total Investments, at cost                            $ 136,726,741   $ 14,413,743   $ 17,391,303   $ 67,437,138   $ 326,633,074
                                                         -------------   ------------   ------------   ------------   -------------
   Foreign Currency, at cost                             $          --   $         --   $         --   $         --   $   3,140,535
                                                         =============   ============   ============   ============   =============

99  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                         -------------   ------------
                                                          OPPORTUNITY        VALUE
                                                           PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates, at value               $ 223,704,824   $ 84,045,953
   Interest and dividends receivable                            33,168         95,209
   Receivable for investments sold                             704,385             --
   Prepaid expenses and other assets                            11,273            970
                                                         -------------   ------------
   TOTAL ASSETS                                            224,453,650     84,142,132
                                                         -------------   ------------
LIABILITIES:
   Payable for investments purchased                                --      1,439,086
   Accrued expenses and other liabilities:
      Investment Management                                    148,016         36,376
      Administration                                            10,509          2,344
      Compliance Service                                           272             65
      Trustee                                                      673            159
      Other                                                     25,714          5,862
                                                         -------------   ------------
   TOTAL LIABILITIES                                           185,184      1,483,892
                                                         -------------   ------------
NET ASSETS:
   Applicable to investors' beneficial interest          $ 224,268,466   $ 82,658,240
                                                         =============   ============
   Total Investments, at cost                            $ 180,960,188   $ 71,405,000
                                                         =============   ============

SEE NOTES TO FINANCIAL STATEMENTS.                 HSBC INVESTOR PORTFOLIOS  100

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2007

                                                         -------------   ------------   ------------   ------------   --------------
                                                                                        INTERMEDIATE
                                                           CORE PLUS       HIGH YIELD     DURATION                    INTERNATIONAL
                                                         FIXED INCOME    FIXED INCOME   FIXED INCOME      GROWTH         EQUITY
                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                              $   6,435,643   $  1,099,982   $  1,012,039   $         --   $      84,293
   Dividends                                                   132,498         11,350         23,668        757,173      12,919,538
   Dividend income from affiliated investments                  39,360             --          6,707         36,044              --
   Foreign tax withholding                                          --             --             --             --      (1,354,165)
                                                         -------------   ------------   ------------   ------------   -------------
   TOTAL INVESTMENT INCOME                                   6,607,501      1,111,332      1,042,414        793,217      11,649,666
                                                         -------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Management                                       536,695         78,518         75,588        350,983       2,579,245
   Administration                                               35,282          3,889          5,704         21,700         116,088
   Accounting                                                   72,903         70,851         65,598         55,756          94,354
   Compliance Service                                            1,328            148            220            801           4,355
   Custodian                                                    33,382         24,596          9,078         18,158         265,711
   Interest                                                         --             --             --            401              --
   Printing                                                        454             48             78            257           1,395
   Trustee                                                       2,919            319            478          1,761           8,716
   Other                                                        15,162          1,520          2,696          9,387          52,078
                                                         -------------   ------------   ------------   ------------   -------------
   TOTAL EXPENSES                                              698,125        179,889        159,440        459,204       3,121,942
                                                         -------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                              5,909,376        931,443        882,974        334,013       8,527,724
                                                         -------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES:
      Net realized gains (losses) from investments
         and foreign currency transactions                   2,910,717        119,132        848,391      4,271,356      36,079,080
      Change in unrealized appreciation/
         depreciation from investments and
         foreign currencies                                 (1,031,793)      (279,652)      (182,994)    16,611,654      42,586,569
                                                         -------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
      Net realized\unrealized gains (losses) from
         investment transactions and foreign
         currency transactions                               1,878,924       (160,520)       665,397     20,883,010      78,665,649
                                                         -------------   ------------   ------------   ------------   -------------
   CHANGE IN NET ASSETS RESULTING
      FROM OPERATIONS                                    $   7,788,300   $    770,923   $  1,548,371   $ 21,217,023   $  87,193,373
                                                         =============   ============   ============   ============   =============

101  HSBC INVESTOR PORTFOLIOS                 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                         -------------   -------------
                                                          OPPORTUNITY        VALUE
                                                           PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                             $     691,128   $  1,438,654
   Dividend income from affiliated investments                  95,891         62,866
                                                         -------------   ------------
   Total Investment Income                                     787,019      1,501,520
                                                         -------------   ------------
--------------------------------------------------------------------------------------
EXPENSES:
   Investment Management                                     1,751,650        403,225
   Administration                                               66,103         22,758
   Accounting                                                   57,017         55,785
   Compliance Service                                            2,660            866
   Custodian                                                    53,663         14,389
   Interest                                                     15,603            400
   Printing                                                      1,191            153
   Trustee                                                       5,867          1,894
   Other                                                        34,773          9,619
                                                         -------------   ------------
   TOTAL EXPENSES                                            1,988,527        509,089
                                                         -------------   ------------
--------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                             (1,201,508)       992,431
                                                         -------------   ------------
--------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES:
      Net realized gains (losses) from investments
         and foreign currency transactions                  58,390,322      6,083,399
      Change in unrealized appreciation/
         depreciation from investments and foreign
         currencies                                          1,890,389         71,241
                                                         -------------   ------------
--------------------------------------------------------------------------------------
      Net realized\unrealized gains (losses) from
         investment and foreign currency
         transactions                                       60,280,711      6,154,640
                                                         -------------   ------------
   CHANGE IN NET ASSETS RESULTING
      FROM OPERATIONS                                    $  59,079,203   $  7,147,071
                                                         =============   ============

SEE NOTES TO FINANCIAL STATEMENTS.                 HSBC INVESTOR PORTFOLIOS  102

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                               -----------------------------------   ----------------------------------------
                                                           CORE PLUS                              HIGH YIELD
                                                          FIXED INCOME                           FIXED INCOME
                                                           PORTFOLIO                              PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE            FOR THE             FOR THE             FOR THE
                                                  YEAR ENDED         YEAR ENDED         YEAR ENDED           YEAR ENDED
                                               OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006 (a)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
   Net investment income (loss)                 $   5,909,376      $   5,487,117       $    931,443        $    599,770
   Net realized gains (losses) from
      investment of foreign currency
      transactions                                  2,910,717         (2,015,195)           119,132              36,553
   Change in unrealized
      appreciation/depreciation from
      investments and foreign currencies           (1,031,793)         2,496,112           (279,652)             66,589
                                                -------------      -------------       ------------        ------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       7,788,300          5,968,034            770,923             702,912
                                                -------------      -------------       ------------        ------------
Proceeds from contributions                        24,166,324         23,850,640          5,258,548          13,667,509
Value of withdrawals                              (23,334,647)       (41,156,523)        (4,260,973)         (1,651,656)
                                                -------------      -------------       ------------        ------------
CHANGE IN NET ASSETS RESULTING FROM
   TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTEREST                                831,677        (17,305,883)           997,575          12,015,853
                                                -------------      -------------       ------------        ------------
CHANGE IN NET ASSETS                                8,619,977        (11,337,849)         1,768,498          12,718,765
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                            111,191,931        122,529,780         12,718,765                  --
                                                -------------      -------------       ------------        ------------
   End of period                                $ 119,811,908      $ 111,191,931       $ 14,487,263        $ 12,718,765
                                                =============      =============       ============        ============

----------
(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

103  HSBC INVESTOR PORTFOLIOS                 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                ------------------------------------
                                                       INTERMEDIATE DURATION
                                                           FIXED INCOME
                                                            PORTFOLIO
------------------------------------------------------------------------------------
                                                     FOR THE            FOR THE
                                                   YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2007   OCTOBER 31, 2006
------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
   Net investment income (loss)                   $    882,974       $  1,058,913
   Net realized gains (losses) from
      investment of foreign currency
      transactions                                     848,391           (458,266)
   Change in unrealized
      appreciation/depreciation from
      investments and foreign currencies              (182,994)           518,623
                                                  ------------       ------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        1,548,371          1,119,270
                                                  ------------       ------------
Proceeds from contributions                          2,605,895          1,801,738
Value of withdrawals                                (8,612,265)       (16,214,126)
                                                  ------------       ------------
CHANGE IN NET ASSETS RESULTING FROM
   TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTEREST                              (6,006,370)       (14,412,388)
                                                  ------------       ------------
CHANGE IN NET ASSETS                                (4,457,999)       (13,293,118)
------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                              19,516,568         32,809,686
                                                  ------------       ------------
   End of period                                  $ 15,058,569       $ 19,516,568
                                                  ============       ============

SEE NOTES TO FINANCIAL STATEMENTS.                 HSBC INVESTOR PORTFOLIOS  104

HSBC INVESTOR PORTFOLIOS

                                                -----------------------------------   ------------------------------------
                                                             GROWTH                          INTERNATIONAL EQUITY
                                                            PORTFOLIO                             PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                    FOR THE            FOR THE            FOR THE            FOR THE
                                                   YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
   Net investment income (loss)                   $    334,013       $    210,246      $   8,527,724      $   5,767,764
   Net realized gains (losses) from
      investment of foreign currency
      transactions                                   4,271,356          3,913,855         36,079,080         31,508,299
   Change in unrealized
      appreciation/depreciation from
      investments and foreign currencies            16,611,654           (380,204)        42,586,569         39,700,669
                                                  ------------       ------------      -------------      -------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       21,217,023          3,743,897         87,193,373         76,976,732
                                                  ------------       ------------      -------------      -------------
Proceeds from contributions                         25,944,124         15,350,040         90,634,524         62,831,133
Value of withdrawals                               (17,303,034)        (8,680,872)       (56,520,981)       (36,283,024)
                                                  ------------       ------------      -------------      -------------
CHANGE IN NET ASSETS RESULTING FROM
   TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTEREST                               8,641,090          6,669,168         34,113,543         26,548,109
                                                  ------------       ------------      -------------      -------------
CHANGE IN NET ASSETS                                29,858,113         10,413,065        121,306,916        103,524,841
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                              59,827,764         49,414,699        333,754,693        230,229,852
                                                  ------------       ------------      -------------      -------------
   End of period                                  $ 89,685,877       $ 59,827,764      $ 455,061,609      $ 333,754,693
                                                  ============       ============      =============      =============

105  HSBC INVESTOR PORTFOLIOS                 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                -----------------------------------   ------------------------------------
                                                            OPPORTUNITY                              VALUE
                                                             PORTFOLIO                             PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                    FOR THE             FOR THE            FOR THE            FOR THE
                                                   YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
   Net investment income (loss)                  $  (1,201,508)     $    (937,617)      $    992,431      $     741,017
   Net realized gains (losses) from
      investment of foreign currency
      transactions                                  58,390,322         38,504,562          6,083,399          5,586,911
   Change in unrealized
      appreciation/depreciation from
      investments and foreign currencies             1,890,389          3,658,201             71,241          5,704,297
                                                 -------------      -------------       ------------      -------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       59,079,203         41,225,146          7,147,071         12,032,225
                                                 -------------      -------------       ------------      -------------
Proceeds from contributions                         77,393,032         22,244,597         23,927,675         13,285,641
Value of withdrawals                              (153,698,612)       (40,753,125)       (15,848,601)       (12,036,219)
                                                 -------------      -------------       ------------      -------------
CHANGE IN NET ASSETS RESULTING
   FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTEREST                             (76,305,580)       (18,508,528)         8,079,074          1,249,422
                                                 -------------      -------------       ------------      -------------
CHANGE IN NET ASSETS                               (17,226,377)        22,716,618         15,226,145         13,281,647
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                             241,494,843        218,778,225         67,432,095         54,150,448
                                                 -------------      -------------       ------------      -------------
   End of period                                 $ 224,268,466      $ 241,494,843       $ 82,658,240      $  67,432,095
                                                 =============      =============       ============      =============

SEE NOTES TO FINANCIAL STATEMENTS.                 HSBC INVESTOR PORTFOLIOS  106

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                            -----------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                            NET ASSETS   RATIO OF NET    INVESTMENT        RATIO OF
                                                             AT END OF     EXPENSES     INCOME (LOSS)      EXPENSES      PORTFOLIO
                                                  TOTAL       PERIOD      TO AVERAGE     TO AVERAGE       TO AVERAGE      TURNOVER
                                                RETURN(a)     (000'S)   NET ASSETS(b)   NET ASSETS(b)  NET ASSETS(b)(c)   RATE(a)
-----------------------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2003                       5.80%      $203,551      0.48%           4.38%             0.48%         70.91%
Year Ended October 31, 2004                       5.56%       169,459      0.52%           4.31%             0.52%         34.88%
Year Ended October 31, 2005                       1.64%(d)    122,530      0.40%(d)        4.25%(d)          0.53%        176.60%
Year Ended October 31, 2006                       5.55%       111,192      0.63%           4.96%             0.63%        273.91%
Year Ended October 31, 2007                       6.94%       119,812      0.59%           4.99%             0.59%        252.56%
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006 (e)                 7.41%      $ 12,719      1.86%           6.33%             1.86%         13.61%
Year Ended October 31, 2007                       6.41%        14,487      1.37%           7.12%             1.37%         30.77%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2003                       4.42%      $ 84,488      0.53%           3.70%             0.53%         98.42%
Year Ended October 31, 2004                       4.48%        63,697      0.57%           3.54%             0.57%         50.06%
Year Ended October 31, 2005                       0.76%(d)     32,810      0.49%(d)        3.85%(d)          0.58%        107.26%
Year Ended October 31, 2006                       5.29%        19,517      0.78%           4.58%             0.78%        236.51%
Year Ended October 31, 2007                       8.38%        15,059      0.84%           4.68%             0.84%        219.76%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period Ended October 31, 2004 (e)                (0.86%)     $ 49,680      0.72%           0.06%             0.72%         53.08%
Year Ended October 31, 2005                      13.59%(d)     49,415      0.63%(d)        0.77%(d)          0.68%         79.54%
Year Ended October 31, 2006                       7.53%        59,828      0.69%           0.38%             0.69%         75.06%
Year Ended October 31, 2007                      31.11%        89,686      0.62%           0.45%             0.62%         57.04%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2003                      23.70%      $201,805      0.96%           1.00%             0.96%         68.51%
Year Ended October 31, 2004                      20.29%       220,025      0.94%           1.53%             0.94%        106.11%
Year Ended October 31, 2005                      19.54%       230,230      0.84%           1.92%             0.84%         31.32%
Year Ended October 31, 2006                      32.79%       333,755      0.86%           2.03%             0.86%         33.39%
Year Ended October 31, 2007                      25.17%       455,062      0.79%           2.16%             0.79%         26.08%
-----------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2003                      33.30%      $426,181      0.91%          (0.62%)            0.91%        152.05%
Year Ended October 31, 2004                       5.93%       359,333      0.88%          (0.52%)            0.88%         81.75%
Year Ended October 31, 2005                      14.35%(d)    218,778      0.85%(d)       (0.45%)(d)         0.90%         63.95%
Year Ended October 31, 2006                      19.54%       241,495      0.91%          (0.40%)            0.91%         60.83%
Year Ended October 31, 2007                      30.54%       224,268      0.91%          (0.55%)            0.91%         69.41%
-----------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period Ended October 31, 2004 (e)                 6.12%      $ 61,414      0.71%           1.28%             0.71%         10.33%
Year Ended October 31, 2005                      15.23%(d)     54,150      0.64%(d)        1.15%(d)          0.69%         16.45%
Year Ended October 31, 2006                      22.21%        67,432      0.71%           1.23%             0.71%         20.63%
Year Ended October 31, 2007                      10.28%        82,658      0.66%           1.29%             0.66%         18.67%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)   High Yield Fixed Income Portfolio commenced operations on November 18,
      2005.

      Growth Portfolio commenced operations on May 7, 2004.

      Value Portfolio commenced operations on May 7, 2004.

107  HSBC INVESTOR PORTFOLIOS                 SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

                           NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007

1.    ORGANIZATION:

            The HSBC Investor Portfolios (the "Portfolio Trust"), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a "Portfolio," collectively the "Portfolios"):

PORTFOLIO                                                    SHORT NAME
---------
HSBC Investor Core Plus Fixed Income Portfolio               Core Plus Fixed Income Portfolio

HSBC Investor High Yield Fixed Income Portfolio              High Yield Fixed Income Portfolio

HSBC Investor Intermediate Duration Fixed Income Portfolio   Intermediate Duration Fixed Income
                                                             Portfolio

HSBC Investor Growth Portfolio                               Growth Portfolio

HSBC Investor International Equity Portfolio                 International Equity Portfolio

HSBC Investor Opportunity Portfolio                          Opportunity Portfolio

HSBC Investor Value Portfolio                                Value Portfolio

            The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

            The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

            Under the Portfolio Trust's organizational documents, the Portfolios' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios may enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios' maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

            The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between

                                                   HSBC INVESTOR PORTFOLIOS  108

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

      INVESTMENT TRANSACTIONS AND RELATED INCOME:

            Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investments gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

      FOREIGN CURRENCY TRANSLATION:

            The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

            The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

      FUTURES CONTRACTS:

            Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

      MORTGAGE DOLLAR ROLL TRANSACTIONS:

            The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

109  HSBC INVESTOR PORTFOLIOS

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                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

RESTRICTED AND ILLIQUID SECURITIES:

            A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At October 31, 2007 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.03% of net assets, as follows:

                                                 ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY NAME                                        DATE        COST($)     AMOUNT($)   VALUE($)
-------------                                    -----------   -----------   ---------   --------
FHA Weyerhauser, 7.43%, 1/1/24 ...............    3/28/2002       32,060       33,082     33,082

      REPURCHASE AGREEMENTS:

            The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

      LINE OF CREDIT:

            Prior to February 1, 2007 High Yield Fixed Income Portfolio, Growth Portfolio, International Portfolio, Opportunity Portfolio, and Value Portfolio and prior to March 9, 2007 Core Plus Fixed Income Portfolio and Intermediate Duration Fixed Income Portfolio were able to borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

            During the period November 1, 2006 through February 1, 2007, the details of the borrowings were as follows (based on actual number of days in which the respective Portfolios borrowed monies):

                                                    AVERAGE        NUMBER      AVERAGE
                                                     AMOUNT       OF DAYS     INTEREST
FUND                                              OUTSTANDING   OUTSTANDING     RATE
----                                              -----------   -----------   --------
Growth Portfolio ..............................   $ 2,481,136        1          5.82%
Opportunity Portfolio .........................   $ 8,756,484       11          5.83%
Value Portfolio ...............................   $ 2,781,119        1          5.25%

            The Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, High Yield Fixed Income Portfolio and International Portfolio did not have such borrowings during the period.

      EXPENSE ALLOCATIONS:

            Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

      FEDERAL INCOME TAXES:

            Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                                                   HSBC INVESTOR PORTFOLIOS  110

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      NEW ACCOUNTING PRONOUNCEMENTS:

            In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157") This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the Portfolios' financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            In July 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT MANAGEMENT:

            HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios' investments, except that Waddell & Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

            For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio's average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio's average daily net assets.

            For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                         FEE RATE
------------------------------------                                         --------
Up to $50 million ........................................................    0.575%
In excess of $50 million but not exceeding $95 million ...................    0.450%
In excess of $95 million but not exceeding $150 million ..................    0.200%
In excess of $150 million but not exceeding $250 million .................    0.400%
In excess of $250 million ................................................    0.350%

            For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                         FEE RATE
------------------------------------                                         --------
Up to $50 million ........................................................    0.500%
In excess of $50 million but not exceeding $100 million ..................    0.425%
In excess of $100 million but not exceeding $200 million .................    0.375%
In excess of $200 million ................................................    0.325%

111  HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

            For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF:                                        FEE RATE
------------------------------------                                         --------
Up to $10 million ........................................................    1.015%
In excess of $10 million but not exceeding $25 million ...................    0.925%
In excess of $25 million but not exceeding $50 million ...................     0.79%
In excess of $50 million but not exceeding $100 million ..................     0.70%
In excess of $100 million ................................................     0.61%

            For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio's average daily net assets.

            For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY  NET ASSETS OF                                        FEE RATE
------------------------------------                                         --------
Up to $500 million .......................................................    0.525%
In excess of $500 million but not exceeding $1 billion ...................    0.475%
In excess of $1 billion ..................................................    0.425%

      ADMINISTRATION:

            HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement effective April 1, 2007, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY  NET ASSETS OF                                        FEE RATE
------------------------------------                                         --------
Up to $12 billion ........................................................   0.0525%
In excess of $12 billion .................................................   0.0350%

            Prior to April 1, 2007, under the terms of the Administration Agreement, the Portfolios paid fees under the following schedule:

BASED ON AVERAGE DAILY  NET ASSETS OF                                        FEE RATE
------------------------------------                                         --------
Up to $8 billion .........................................................    0.075%
In excess of $8 billion but not exceeding $9.25 billion ..................    0.070%
In excess of $9.25 billion but not exceeding $12 billion .................    0.050%
In excess of $12 billion .................................................    0.030%

            The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

            Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. ("Citi Ohio"), a wholly-owned subsidiary of The Citigroup, Inc. (Citigroup, Inc. acquired The BISYS Group, Inc. effective August 1, 2007), serves as the Portfolio Trust's Sub-Administrator subject to the general supervision of the Portfolio Trust's Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

            Under a Compliance Services Agreement between the Portfolios and Citi Ohio (the "CCO Agreement"), Citi Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $251,569 for the period ended October 31, 2007, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as "Compliance Service." Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

                                                   HSBC INVESTOR PORTFOLIOS  112

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

            Citi Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

            Prior to February 1, 2007 Investor's Bank & Trust Company ("IBT") served as Custodian for the High Yield Fixed Income Portfolio and the International Equity Portfolio. HSBC Bank served as Custodian to the Growth Portfolio, Opportunity Portfolio, and Value Portfolio prior to February 1, 2007 and Core Plus Fixed Income Portfolio, and Intermediate Duration Fixed Income Portfolio prior to March 9, 2007. Compensation paid to IBT and HSBC Bank for services to the Portfolios as custodian is as follows:

                                                                       HSBC        IBT
                                                                    CUSTODIAN   CUSTODIAN
FUND                                                                   FEES       FEES
----                                                                ---------   ---------
Core Plus Fixed Income Portfolio ................................    $17,525     $    --
High Yield Fixed Income Portfolio ...............................         --      16,635
Intermediate Duration Fixed Income Portfolio ....................      6,308          --
Growth Portfolio ................................................      6,553          --
International Equity Portfolio ..................................         --      78,641
Opportunity Portfolio ...........................................     17,644          --
Value Portfolio .................................................      6,553          --
                                                                     -------     -------
   Total ........................................................    $54,583     $95,276
                                                                     -------     -------

            The Northern Trust Company began serving as Custodian of the Portfolios subsequent to the dates noted above.

            Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

4.    INVESTMENT TRANSACTIONS:

            Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2007 were as follows:

                                              PURCHASES           SALES          PURCHASES        SALES
                                           (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.        OF U.S.
PORTFOLIO NAME                               GOVERNMENT)       GOVERNMENT)      GOVERNMENT     GOVERNMENT
--------------                             ---------------   ---------------   ------------   ------------
Core Plus Fixed Income Portfolio .......     $173,677,320      $154,916,609    $121,417,074   $133,139,816
High Yield Fixed Income Portfolio ......        5,571,345         3,905,400              --             --
Intermediate Duration Fixed
   Income Portfolio ....................       23,042,241        24,133,204      17,532,833     19,533,301
Growth Portfolio .......................       49,476,307        40,564,430              --             --
International Equity Portfolio .........      142,051,687       100,370,820              --             --
Opportunity Portfolio ..................      146,616,170       216,533,261              --             --
Value Portfolio ........................       20,643,270        13,432,353              --             --

113  HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

5.    FEDERAL INCOME TAX INFORMATION:

            At October 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

                                                                                                           NET
                                                                           TAX             TAX         UNREALIZED
                                                                        UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO NAME                                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------                                        -------------   ------------   ------------   --------------
Core Plus Fixed Income Portfolio ...................   $ 136,842,084   $    947,826   $ (1,182,273)  $    (234,447)
High Yield Fixed Income Portfolio ..................      14,413,743        212,662       (425,725)       (213,063)
Intermediate Duration Fixed Income Portfolio .......      17,395,840        100,254       (190,615)        (90,361)
Growth Portfolio ...................................      67,459,229     23,556,912     (1,360,130)     22,196,782
International Equity Portfolio .....................     327,640,578    128,724,821     (8,121,819)    120,603,002
Opportunity Portfolio ..............................     181,452,366     47,927,197     (5,674,739)     42,252,458
Value Portfolio ....................................      71,153,479     17,505,536     (4,613,062)     12,892,474

6.    LEGAL AND REGULATORY MATTERS:

            On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Portfolios as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("the SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Portfolios' management is currently unable to determine the impact, if any, of such matters on the Portfolios or the Portfolios' financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios' financial statements.

                                                   HSBC INVESTOR PORTFOLIOS  114

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Investor Portfolios:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2007, and the related statements of operations for the year then ended, the changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 27, 2007

115  HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

              INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED)--OCTOBER 31, 2007

            NWQ Investment Management Co. LLC, a wholly owned subsidiary of Nuveen Investments. Inc. ("Nuveen Investments"), a publicly traded company and a Sub-Adviser to the HSBC Investor Value Portfolio Fund, (the master portfolio into which the HSBC Investor Value Fund (the "Value Fund") invests all their assets), announced in June 2007 its intention to be acquired by investors led by Madison Dearborn Partners LLC. As a result, Nuveen Investments has experienced a change in control. Consequently, the Board of Trustees (the "Board of Trustees") of the HSBC Investor Trust, HSBC Advisor Trust and HSBC Portfolio Trust (collectively, the "Trusts"), and the non-interested Trustees, voting separately, reviewed and approved at their in person meeting held on September 17-18, 2007, the new Sub-Advisery Contract with respect to the Value Fund. The Value Fund and Sub-Advisery Contract are collectively referred to as the "Agreement".

            The Board of Trustees, including the Independent Trustees, at a meeting held on September 17-18, 2007, unanimously approved a new Sub-Advisory agreement between HSBC Investments (USA) Inc. and NWQ Investment management Company, LLC (the "New Agreement"). In determining whether it was appropriate to approve the New Agreement, the Board requested information, provided by HSBC and NWQ, that it believed to be reasonably necessary to reach its conclusion. The Board also took note of its comprehensive review of the performance of the Fund and NWQ in connection with the continuance of the prior Sub-Advisory Agreement for the Fund at its December 4-5, 2006 meeting pursuant to the requirements of
      Section 15(c) of the 1940 Act. In addition to any materials prepared specifically for Section 15(c) contract renewal analysis, on an ongoing basis the Trustees receive information and reports from HSBC and its Multi-manager unit and other service providers to the Fund on investment performance as well as operational, compliance and other matters.

            The Board carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board determined that the New Agreement was consistent with the best interests of the Fund and its shareholders, and enables the Fund to receive a high quality of services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board made these determinations and approved the New Agreement on the basis of the following considerations, among others:

            NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY NWQ. The Trustees considered the nature, quality and extent of the investment advisory services provided by NWQ and its historic performance managing accounts having similar investment objectives as the Fund. The Trustees concluded that the services to be provided by NWQ are extensive and that NWQ would deliver a high level of service to the Fund.

            INVESTMENT PERFORMANCE OF THE FUND AND NWQ. The Trustees took note of their comprehensive review of the Fund's short- and long-term investment performance during the Board's December 4-5, 2006 meeting, at which the Board approved the continuance of the Old Agreement for the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Trustees had considered short- and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds, as well as NWQ's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding the Fund's peer groups. The Trustees compared expenses of the Fund to the expenses of its peers, noting that the expenses for the Fund compared favorably with industry averages for other funds of similar size.

            COSTS OF SERVICES AND PROFITS REALIZED BY NWQ. The Trustees took note of their comprehensive review of the costs of services and profits realized by NWQ during the Board's December 4-5, 2006 meeting, at which the Board approved the continuance of the Old Agreement for the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. The Trustees also considered that the Transaction had no material effect upon the analysis of NWQ's overall profitability and costs that had been prepared in connection with the continuance of the Old Agreement, and would not change any factors bearing upon the profitability to NWQ from its relationship with the Fund.

            ADVISER PERSONNEL. The Trustees considered NWQ's representations regarding staffing and capabilities to manage the assets of the HSBC Investor Value Portfolio (the "master fund" into which the Fund invests all its assets). The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of NWQ.

                                                   HSBC INVESTOR PORTFOLIOS  116

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007

            As a shareholder of the HSBC Investor Portfolios ("Portfolios"), you incur ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

            These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

      ACTUAL EXAMPLE

            The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                               ANNUALIZED
                                                         BEGINNING        ENDING         EXPENSES PAID       EXPENSE RATIO
                                                       ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                          5/1/07         10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                       -------------   -------------   -----------------   -----------------
Core Plus Fixed Income Portfolio ...................   $   1,000.00    $   1,048.30    $      2.89               0.56%
High Yield Fixed Income Portfolio ..................       1,000.00        1,029.40           5.58               1.09%
Intermediate Duration Fixed Income Portfolio .......       1,000.00        1,039.20           4.16               0.81%
Growth Portfolio ...................................       1,000.00        1,215.90           3.35               0.60%
International Equity Portfolio .....................       1,000.00        1,111.50           4.04               0.76%
Opportunity Portfolio ..............................       1,000.00        1,161.60           4.96               0.91%
Value Portfolio ....................................       1,000.00        1,018.80           3.26               0.64%

----------
* Expenses are equal to the average account value over the period multiplied by the Portfolios' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

117  HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007 (CONTINUED)

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

            The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

            Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                               ANNUALIZED
                                                         BEGINNING        ENDING          EXPENSES PAID       EXPENSE RATIO
                                                       ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                          5/1/07         10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                       -------------   -------------   -----------------   -----------------
Core Plus Fixed Income Portfolio ...................   $   1,000.00    $   1,022.38    $      2.85               0.56%
High Yield Fixed Income Portfolio ..................       1,000.00        1,019.71           5.55               1.09%
Intermediate Duration Fixed Income Portfolio .......       1,000.00        1,021.12           4.13               0.81%
Growth Portfolio ...................................       1,000.00        1,022.18           3.06               0.60%
International Equity Portfolio .....................       1,000.00        1,021.37           3.87               0.76%
Opportunity Portfolio ..............................       1,000.00        1,020.62           4.63               0.91%
Value Portfolio ....................................       1,000.00        1,021.98           3.26               0.64%

----------
* Expenses are equal to the average account value over the period multiplied by the Portfolios' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

                                                   HSBC INVESTOR PORTFOLIOS  118

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

                             MANAGEMENT OF THE TRUST

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees ("Trustees"). Asterisks indicate those Trustees who are "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                     NUMBER OF
                     POSITION(S)     TERM OF OFFICE AND                                          PORTFOLIOS IN FUND       OTHER
   NAME, ADDRESS,     HELD WITH    LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN    DIRECTORSHIPS
      AND AGE           FUNDS          WITH THE FUNDS             DURING PAST 5 YEARS                BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES

Richard A. Brealey     Trustee       Indefinite; March     Emeritus Professor, London Business           41               None
P.O. Box 182845                       2005 to present      School (1968 to present); Deputy
Columbus, OH 43218                                         Chairman, Balancing and Settlement
Age: 71                                                    Code Panel (September 2000 to
                                                           present)
------------------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow         Trustee       Indefinite; 1987      General Partner of Elkhorn                    41               None
P.O. Box 182845                         to present         Partners, L.P. (a private
Columbus, OH 43218                                         investment partnership) (since
Age: 57                                                    1989)
------------------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins       Trustee       Indefinite; 1987      Private Investor; Director, Center            41               None
P.O. Box 182845                         to present         for Teaching and Learning,
Columbus, OH 43218                                         University of Pennsylvania
Age: 68                                                    (1999-2006)
------------------------------------------------------------------------------------------------------------------------------------
Michael Seely          Trustee        Indefinite; 1987     Private Investor; General Partner             41               None
P.O. Box 182845                          to present        of Global Multi Manager Partners
Columbus, OH 43218                                         (1999-2003); President of Investor
Age: 62                                                    Access Corporation (1981-2003)
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Robards      Trustee       Indefinite; March     Partner, Robards & Co. LLC                    41             Overseas
P.O. Box 182845                       2005 to present      (2005-present); Chief Financial                             Shipholding
Columbus, OH 43218                                         Officer, American Museum of Natural                            Group
Age: 61                                                    History (2003 to 2004); Chief
                                                           Financial Officer, Datek Online
                                                           Inc. (2000 to 2002)
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Stephen J. Baker*      Trustee        Indefinite; 2004     Chief Executive Officer, HSBC                 41               None
P.O. Box 182845                          to present        Investments (USA) Inc. and
Columbus, OH 43218                                         Executive Vice President, HSBC
Age: 51                                                    (USA), N.A. (2003 to present);
                                                           Chief Executive Officer, HSBC Asset
                                                           Management (Canada) Limited (1998
                                                           to 2003)
------------------------------------------------------------------------------------------------------------------------------------

EMERITUS TRUSTEE

Frederick C. Chen      Emeritus    Until March 31, 2009;   Management Consultant (1988 to                41               None
P.O. Box 182845        Trustee      Trustee from 1990      present)
Columbus, OH 43218                    to June, 2005
Age: 80
------------------------------------------------------------------------------------------------------------------------------------

119  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                          BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)

The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

   NAME, ADDRESS,            POSITION(S)
   AND AGE/DATE               HELD WITH          TERM OF OFFICE AND                      PRINCIPAL OCCUPATION(S)
     OF BIRTH                    FUND           LENGTH OF TIME SERVED                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti           President        Indefinite; March 2004   Senior Vice President, Head of Product Management, HSBC
452 Fifth Avenue                                    to present          Investments (USA) Inc. (1998 to present).
New York, NY 10018
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Elba Vasquez                Vice President     Indefinite; March 2006   Vice President of Product Administration, HSBC Investments
452 Fifth Avenue                                    to present          (USA) Inc. (2005 to present); Vice President of Client
New York, NY 10018                                                      Services, Citi Fund Services Ohio, Inc. (1996 to 2005).
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                  Treasurer           Indefinite; 2004      Vice President of Citi Fund Services Ohio, Inc. (2002 to
3435 Stelzer Road                                    to present         present); Senior Manager, KPMG LLP (1993 to 2002).
Columbus, OH 43219-3035
Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Gary A. Ashjian*              Secretary         Indefinite; June 2007    Manager, Citi Fund Services (November 2006 - Present);
100 Summer Street                                   to present          Senior Legal Product Manager, Pioneer Investments (June 2004
Suite 1500                                                              - November 2006); Putnam Investments, Legal Product Manager
Boston, MA 02110                                                        (September 1993 - June 2004).
Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*           Chief            Term expires 2007;     Senior Vice President and Chief Compliance Officer, CCO
585 Stewart Avenue        Compliance Officer      2004 to present       Services of Citi Fund Services (2004 to present); President,
Garden City, NY 11530                                                   FJS Associates (2002 to 2004); Vice President Credit
Age: 48                                                                 Agricole Asset Management, U.S. (1987 to 2002).
------------------------------------------------------------------------------------------------------------------------------------

* Messrs. Sheets, Schmidt and Ashjian also are officers of certain other investment companies of which Citi or an affiliate is the administrator or sub-administrator.

                                              HSBC INVESTOR FAMILY OF FUNDS  120

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at HTTP://WWW.SEC.GOV.

      Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

      An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

   HSBC INVESTOR GROWTH PORTFOLIO
   Waddell & Reed Investment Management Company
   6300 Lamar Avenue
   Overland Park, KS 66202

   HSBC GROWTH AND INCOME FUND
   TransAmerica Investment Management, LLC
   1150 S. Olive Street, Suite 2700
   Los Angeles, CA 90015

   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   AllianceBernstein Investment Research and Management
   1345 Avenue of the Americas, 39th Floor
   New York, NY 10105

   HSBC INVESTOR MID-CAP FUND
   Munder Capital Management
   Munder Capital Center
   480 Pierce Street
   Birmingham, MI 48009-6063

   HSBC INVESTOR OPPORTUNITY PORTFOLIO
   Westfield Capital Management, LLC
   One Financial Center
   Boston, MA 02111

   HSBC INVESTOR VALUE PORTFOLIO
   NWQ Investment Management Co., LLC
   2049 Century Park East, 16th Floor
   Los Angeles, CA 90067

SHAREHOLDER SERVICING AGENTS

   FOR HSBC BANK USA, N.A. AND
   HSBC SECURITIES (USA) INC. CLIENTS
   HSBC Bank USA, N.A.
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   FOR ALL OTHER SHAREHOLDERS
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183

TRANSFER AGENT AND SPONSOR
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
   HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
   HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
   HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME
      PORTFOLIO
   HSBC INVESTOR GROWTH PORTFOLIO
   HSBC INVESTOR GROWTH AND INCOME FUND
   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   HSBC INVESTOR MID-CAP FUND
   HSBC INVESTOR OPPORTUNITY PORTFOLIO
   HSBC INVESTOR VALUE PORTFOLIO
   The Northern Trust Company
   50 South LaSalle Street
   Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

          -- NOT FDIC INSURED  -- NO BANK GUARANTEE  -- MAY LOSE VALUE

HSB-0008                                                                   12/07

                               [GRAPHIC OMITTED]

HSBC INVESTMENTS (USA) INC.

HSBC INVESTOR FAMILY OF FUNDS

ANNUAL REPORT


October 31, 2007





     MONEY MARKET FUNDS:

     HSBC Investor California Tax-Free Money Market Fund

     HSBC Investor Money Market Fund

     HSBC Investor New York Tax-Free Money Market Fund

     HSBC Investor Tax-Free Money Market Fund

     HSBC Investor U.S. Government Money Market Fund

     HSBC Investor U.S. Treasury Money Market Fund




                                                             [HSBC LOGO OMITTED]

--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS
--------------------------------------------------------------------------------



  HSBC INVESTOR FAMILY OF FUNDS
  ANNUAL REPORT - OCTOBER 31, 2007

  Chairman's Message ........................................................  1

  Commentary From the Investment Manager ....................................  2

  Portfolio Reviews .........................................................  3

  Schedule of Portfolio Investments

     HSBC Investor California Tax-Free Money Market Fund .................... 10

     HSBC Investor Money Market Fund ........................................ 12

     HSBC Investor New York Tax-Free Money Market Fund ...................... 14

     HSBC Investor Tax-Free Money Market Fund ............................... 18

     HSBC Investor U.S. Government Money Market Fund ........................ 21

     HSBC Investor U.S. Treasury Money Market Fund .......................... 22

  Statements of Assets and Liabilities ...................................... 23

  Statements of Operations .................................................. 25

  Statements of Changes in Net Assets ....................................... 27

  Financial Highlights ...................................................... 33

  Notes to Financial Statements ............................................. 39

  Report of Independent Registered Public Accounting Firm ................... 47

  Other Federal Income Tax Information ...................................... 48

  Table of Shareholder Expenses ............................................. 49

  Board of Trustees and Officers ............................................ 51

                      [This Page Intentionally Left Blank.]

--------------------------------------------------------------------------------
                                                               GLOSSARY OF TERMS
--------------------------------------------------------------------------------

  CONSUMER PRICE INDEX ("CPI") is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation."

  GROSS DOMESTIC PRODUCT ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

  LIPPER CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS AVERAGE is an average of mutual funds that invests in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The mutual funds intend to keep constant net asset value which is exempt from taxation in California, with dollar-weighted average maturities of five to ten years.

  LIPPER MONEY MARKET FUNDS AVERAGE is an average of managed funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days.

  LIPPER NEW YORK TAX-EXEMPT MONEY MARKET FUNDS AVERAGE is an average of managed funds that invest in municipal obligations of New York with dollar-weighted average maturities of less than 90 days.

  LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE is an average of managed mutual funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. Intended to keep constant net asset value.

  LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS AVERAGE is an average of managed funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days.

  LIPPER U.S. TREASURY MONEY MARKET FUNDS AVERAGE is an average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days.

  LONDON INTER-BANK OFFER RATE (LIBOR) is the interest rate that the largest international banks charge each other for loans.

  NAHB HOUSING MARKET CONFIDENCE INDEX is a composite index that measure builder confidence and is reported monthly.

  PERSONAL CONSUMPTION EXPENDITURES ("PCE") is a measure of price changes in consumer goods and services. It consists of the actual and imputed expenditures of households and includes data pertaining to durables, non-durables, and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals

  PRODUCER PRICE INDEX ("PPI") is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

  SECURITIES INDUSTRY AND FINANCIAL MARKETS ASSOCIATION MUNICIPAL SWAP INDEX ("SIFMA") is produced by Municipal Market Data, is a 7-day high-grade market index comprised of tax-exempt VRDOs from MMD's extensive MMD's extensive database.

  LIPPER is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

  Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

--------------------------------------------------------------------------------
  CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------



  DEAR SHAREHOLDER,

  It is no secret that in today's global economy, investing is extremely complex. From the days when goods and services were bartered to the relatively modern period of "exchanges," many people are involved with many chances for both success and failure. The mutual fund industry of the 21st century exemplifies the most complex of investment vehicles, with the result that government agencies like the U.S. Securities and Exchange Commission and boards of mutual funds must be vigilant on behalf of the private investor.

  To protect and support their shareholders, mutual fund boards need to have the most current information about general market trends and individual companies in which the funds invest. Boards must also determine who will be the best providers of this information and the best managers of the processes of the funds.

  Our board relies on the advice of the counsel to the fund and on its own counsel to the independent trustees to analyze all the financial and managerial issues related to operations. For example, when approving advisory agreements, the board considers:

          o   Nature, extent and quality of services to be provided

          o   Cost of services and profits realized by the advisors

          o   Determination of equitable fees

          o   Comparison of fees and services provided by other advisors

          o   Performance  of the funds and fund  advisors

          o   Economies of scale as funds grow

  This list generally represents the factors for approving advisory agreements. If any of the service providers to the funds begins to fall short in its performance, the board will find out the reasons, recommend remedial action or make a change. This is an ongoing process, not limited to quarterly meetings. The board and all its service providers work every day on behalf of the shareholders. As always, as you read this report about the status of your investment, if you have questions, concerns or ideas, please contact us.

  Yours truly,


  /s/ Larry M. Robbins
  --------------------
  Larry M. Robbins, Chairman, HSBC Investor Funds




1    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                         COMMENTARY FROM THE INVESTMENT MANAGER
--------------------------------------------------------------------------------



  HSBC INVESTMENTS (USA) INC.



  U.S. ECONOMIC REVIEW

  The U.S. economy slowed during the year ended October 31, 2007. Less consumption, housing weakness, subprime turmoil, and a recent slowing of corporate profits marked the year. While overall inflation was fine, inflationary pressures have been building through higher commodity prices.

  The housing market has been a main drag on the U.S. economy and its growth. Housing continues to deteriorate, as indicated by August's 4.4% year-over-year decline in the Case-Shiller index of home prices and cyclical low in existing home sales.

  After record years, corporate profits have begun to weaken led by a summer downturn in real estate, followed by subprime writedowns in Financials. A booming technology sector has been an exception to the slowdown in most industries. Employment is good, but growing anemically and matched with a less-tight 4.7% unemployment rate.

  Therefore, while the most recent quarterly economic growth was a strong 4.9% annualized, that reading appears both high and unsustainable. In 2008, we believe continued growth is an uncertainty as the country braces for more rounds of mortgage resets, and increased defaults. The housing market has declined, driven by tighter credit and slow underlying demand. Housing will likely remain weak to allow time for underlying housing fundamentals to stabilize. Continued tight credit, lower housing wealth, and slower job growth, all combine to increase the downside risk to growth.

  Our central scenario remains one of a soft-landing as indicators stay mixed, the employment situation remains reasonably healthy, and we believe we see a Federal Reserve Board (the "Fed") ready to support. However, we acknowledge downside risks to growth have increased given the potential implications of the subprime fallout for corporates and the economy at large.

  According to our central scenario, growth is expected to slow moderately in other developed markets like Europe, and remain strong in emerging markets.

  MARKET REVIEW

  Stocks posted strong returns in the year ended October 31, 2007. The S&P 500 Index (price only) gained 12.4%, the Russell 2000(R) Index (price only) gained 8.0%, and the MSCI EAFE gained 25.4%. International indexes created new highs, and the S&P this year finally surpassed its 2000 peak.

  The most significant market change in the past few months was due to the subprime contagion. When borrowers began to default on mortgages connected to souring housing investments, industries surrounding risky loan origination saw losses accelerate. Losses also spread to companies exposed to this sector, and tighter credit meant restrictive borrowing capacity for both consumers and companies.

  The subprime situation led to a spike in risk-aversion. This was evidenced by a drop in financials stocks and a flight towards more safe-haven instruments like gold and U.S. Treasuries. In the past three months, gold has rallied 19.9% to $797/oz and 10-year bond yields dropped 26 basis points (0.26%) to 4.47%.

  While the Fed has helpfully cut target rates, the situation remains critical. Looking at 2008, we believe we see a soft landing for the U.S. economy but a more difficult environment for corporate profits. We are therefore somewhat more cautious on equities over the next 12 months. Among fixed income markets, we prefer government debt to credit assets due to the market volatility and less attractive credit valuations.

                                              HSBC INVESTOR FAMILY OF FUNDS    2

--------------------------------------------------------------------------------
  PORTFOLIO REVIEWS
--------------------------------------------------------------------------------
  HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
  (C SHARES, D SHARES AND Y SHARES)

  BY ROBERT LEE
  FIXED INCOME PORTFOLIO MANAGER

  INVESTMENT CONCERNS

  AN INVESTMENT IN THE FUND IS NEITHER GUARANTEED NOR INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND. THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX AND TO CERTAIN STATE AND LOCAL TAXES. REGIONAL FUNDS MAY BE SUBJECT TO ADDITIONAL RISK, SINCE COMPANIES THEY INVEST IN ARE LOCATED IN ONE GEOGRAPHICAL LOCATION.

  Fiscal conditions for state and local governments were mostly positive, but as the housing recession continues to worsen, the trend of strong revenue growth has weakened as well. Realty revenue has dramatically declined in states such as California, Florida and Nevada that had the strongest housing appreciation in recent years. At the same time, spending on Medicaid, pensions, infrastructure and security continues to grow. Most state and local governments though have rebuilt their reserves and should aid in weathering challenging times ahead.

  California will need to make some difficult spending choices. The state has been hard hit by the housing slump and revenues are falling below projections. Receipts were down $777 million at the end of the first quarter in September. While short-term borrowing has declined since 2003 and averaged $4.7 billion annually since 1990, the state sold $7 billion in October, a good indication of financial stress. At the moment, Moody's and Fitch are maintaining a stable outlook on its debt, while S&P has it as positive.

  Tax-free money markets were primarily influenced by technical supply and demand factors. Ample supply of variable rate demand notes (VRDN's) and tender option bonds exerted upward pressure on yields in the front end of the short municipal yield curve. In general, VRDN's provided higher returns than longer dated maturities. The SIFMA Muni Swap Index(1) of high grade VRDN's during the six month period ranged from a low of 3.58% in July, with heavy reinvestments of coupons and maturities, to 3.95% in August, the peak of the subprime liquidity crisis. One year note yields averaged a 3.70% during June and July as new issuance flooded the market, but readjusted to an average of 3.40% as the Federal Reserve cut fed funds by 50 basis points (0.50%) to 4.75% in September and then to 3.30% with the additional 25 basis points (0.25%) cut at the end of October.

  The Fund endeavored to maintain a weighted average maturity slightly longer than the industry average over the last six months, as we expected the Federal Reserve to ease monetary policy. With a mostly flat to inverted short municipal yield curve, the fund was overweight in VRDN's. When the opportunities arose, we extended maturity buying commercial paper and notes from three months out to one year to help lock in yields, which may outperform VRDN's in a declining rate environment. As we wind down 2007, we will maintain our current maturity stance. The housing sector has yet to bottom, which we believe may cause further credit turmoil and increase likelihood of additional monetary easing. However, higher commodity prices and a weaker dollar in recent days could push inflation higher. We will continue to monitor future data and adjust our strategy accordingly.*

  * Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL                                      EXPENSE
  FUND PERFORMANCE                                              TOTAL RETURN (%)                  YIELD (%)(2)      RATIO (%)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                INCEPTION           1            3           5         SINCE         7-DAY
  AS OF OCTOBER 31, 2007          DATE             YEAR         YEAR        YEAR     INCEPTION      AVERAGE       GROSS       NET
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares*                3/2/07              --           --          --        0.00          ---          0.87       0.80
------------------------------------------------------------------------------------------------------------------------------------
  Class C Shares**               5/7/07              --           --          --        0.08          2.22         1.47       1.40
------------------------------------------------------------------------------------------------------------------------------------
  Class D Shares                 6/17/02           3.09         2.48        1.72        1.67          2.97         0.72       0.65
------------------------------------------------------------------------------------------------------------------------------------
  Class Y Shares                 7/18/02           3.35         2.74        1.97        1.94          3.22         0.47       0.40
------------------------------------------------------------------------------------------------------------------------------------

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

  THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

 *Class A Shares were  operational  during a portion of the  periods  presented.
  Amounts reflect performance for the period of the time the class had operations, which was 3 days during the year ended October 31, 2007.

  ** REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

 (1) For additional information, please refer to the Glossary of Terms.

 (2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

 (3) Reflects the expense ratio as reported in the prospectus dated February 28, 2007.


3 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                              PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

                                                 -------------------------------
                                                  MOODY'S HAS ASSIGNED AN "AAA"
                                                   RATING TO THE HSBC INVESTOR
                                                      MONEY MARKET FUND.(1)
                                                 -------------------------------

  HSBC INVESTOR MONEY MARKET FUND
  (CLASS A SHARES, B SHARES, C SHARES, D SHARES, I SHARES AND Y SHARES)

  BY THOMAS RIORDAN
  SENIOR FIXED INCOME PORTFOLIO MANAGER

  INVESTMENT CONCERNS

  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

  During the third quarter of 2007 the fixed income markets were stressed due to liquidity concerns. As home prices declined throughout 2007, investors became increasingly concerned about the subprime mortgage market and certain related securities. In response, investors shunned most structured securities including asset backed commercial paper and structured investment vehicles ("SIV"). At October 31, the HSBC Investor Money Market Fund owned SIVs issued by several issuers, totaling $1.0 billion, which represented about 14% of the Fund's net assets. Because of sales and maturities that occurred after the Fund's fiscal year end, the Fund's SIV holdings were reduced to $558 million or about 7% of its net assets by December 17, 2007.*

  As Advisor to the HSBC Investor Money Market Fund, HSBC Investments believes that the SIVs held by the Fund are high quality tranches of well-established programs, many of which are bank-sponsored. HSBC Investments' credit teams continue to monitor these SIV holdings and are in regular contact with SIV sponsors and rating agencies. Management believes that the Fund has remained in compliance with the relevant regulations for money market mutual funds.*

  In terms of the broader market, in spite of the housing market woes, the economy grew at close to 3.0% annual rate for much of 2007 and the third quarter Gross Domestic Product(2) posted a surprisingly strong 3.9% growth rate. The broader measures of inflation have remained largely within the Federal Reserve's ("the Fed") target range of 1%-2%. Over the course of 2007, the core Producer Price Index(2), which excludes food and energy costs, rose at a 1.8% annual rate. The core Consumer Price Index(2) rose at a 2.3% annual rate. The core Personal Consumption Expenditure(2) index rose an average of 2.1% for 2007. Recently, there have been signs of inflation that have caused the Fed concern, including oil and gold prices at historical highs and a weakening dollar.

  The Fed has an unusually difficult job of late, as there have been mixed signals on the economy, in addition to the ongoing liquidity issues. The Fed has taken several actions to ease liquidity concerns in the markets. In a surprise move on August 17, 2007, the Fed lowered the discount rate by 50 basis points (0.50%) to 5.75% and added massive amounts of cash reserves to the system to prevent a seizing up of economic activity and attempt to restore confidence to the markets. At the September 18, 2007 Federal Open Market Committee ("FOMC") meeting they lowered the target fed funds and discount rates by a greater than expected 50 basis points (0.50%) to 4.75% and 5.25% respectively. This gave investors a boost of confidence as they saw the Fed aggressively taking steps to add liquidity to the financial system.

  The signs of a slowing economy, including layoffs in the financial services industry, in addition to the housing collapse have been offset by concerns of increased inflation. A statement from the October FOMC meeting highlighted these concerns. After cutting the target federal funds and discount rates by 25 basis points (0.25%) to 4.5% and 5.0% respectively, they issued a statement identifying the risks to economic growth and inflation as roughly balanced.

  *Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL                              EXPENSE
  FUND PERFORMANCE                                         TOTAL RETURN (%)         YIELD (%)(3)      RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------
                                INCEPTION           1            5         SINCE       7-DAY
  AS OF OCTOBER 31, 2007          DATE             YEAR         YEAR     INCEPTION    AVERAGE        GROSS      NET
------------------------------------------------------------------------------------------------------------------------
  Class A Shares                11/13/98           4.77         2.47        3.14        4.53          0.73       0.73
------------------------------------------------------------------------------------------------------------------------
  Class B Shares**               4/4/01            0.14         1.95        1.89        3.93          1.33       1.33
------------------------------------------------------------------------------------------------------------------------
  Class C Shares***             3/23/01            3.14         1.96        1.85        3.93          1.33       1.33
------------------------------------------------------------------------------------------------------------------------
  Class D Shares                 4/1/99            4.92         2.63        3.23        4.68          0.58       0.58
------------------------------------------------------------------------------------------------------------------------
  Class I Shares                 1/9/02            5.33         3.01        2.86        5.05          0.23       0.20
------------------------------------------------------------------------------------------------------------------------
  Class Y Shares                11/12/98           5.19         2.88        3.55        4.93          0.33       0.33
------------------------------------------------------------------------------------------------------------------------
  Lipper Money Market Funds
  Average(2)                       --              4.55         2.30         N/A         N/A           N/A        N/A
------------------------------------------------------------------------------------------------------------------------

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183. THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, FOR CLASS I CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

  ** REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

  *** REFLECTS THE  APPLICABLE  CONTINGENT  DEFERRED  SALES  CHARGE,  MAXIMUM OF
      1.00%.

  (1) The "Aaa" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody's rating represents an opinion only, not a recommendation to buy or sell.

  (2) For additional information, please refer to the Glossary of Terms.

  (3) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

  (4) Reflects the expense ratio as reported in the prospectus dated February 28, 2007.

                                              HSBC INVESTOR FAMILY OF FUNDS    4

--------------------------------------------------------------------------------
  PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

  HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
  (CLASS A SHARES, B SHARES, C SHARES, D SHARES AND Y SHARES)

  BY ROBERT LEE
  FIXED INCOME PORTFOLIO MANAGER

  INVESTMENT CONCERNS

  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX AND TO CERTAIN STATE AND LOCAL TAXES. REGIONAL FUNDS MAY BE SUBJECT TO ADDITIONAL RISK, SINCE COMPANIES THEY INVEST IN ARE LOCATED IN ONE GEOGRAPHICAL LOCATION.

  Fiscal conditions for state and local governments were mostly positive, but as the housing recession continues to worsen, the trend of strong revenue growth has weakened as well. Realty revenue has dramatically declined in states such as California, Florida and Nevada that had the strongest housing appreciation in recent years. At the same time, spending on Medicaid, pensions, infrastructure and security continues to grow. Most state and local governments though have rebuilt their reserves and should aid in weathering challenging times ahead.

  Back in June and July, New York City received another credit upgrade from rating agencies, due to continued fiscal discipline and strong revenue growth. Standard & Poor's, Moody's and Fitch rate the city as AA, Aa3 and A-respectively. However, the subprime crisis has started to take its toll on Wall Street profits, and coupled with an expected decline in housing prices, will crimp city and state revenues as well.

  Tax-free money markets were primarily influenced by technical supply and demand factors. Ample supply of variable rate demand notes (VRDN's) and tender option bonds exerted upward pressure on yields in the front end of the short municipal yield curve. In general, VRDN's provided higher returns than longer dated maturities. The SIFMA Muni Swap Index(1) of high grade VRDN's during the six month period ranged from a low of 3.58% in July, with heavy reinvestments of coupons and maturities, to 3.95% in August, the peak of the subprime liquidity crisis. One year note yields averaged 3.70% during June and July as new issuance flooded the market, but readjusted to an average of 3.40% as the Federal Reserve cut fed funds by 50 basis points (0.50%) to 4.75% in September with the additional 25 basis points (0.25%) cut at the end of October the one year note averaged 3.30% for the end of October.

  The Fund endeavored to maintain a weighted average maturity slightly longer than the industry average over the last six months, as we expected the Federal Reserve to ease monetary policy. With a mostly flat to inverted short municipal yield curve, the Fund was overweight in VRDN's. When the opportunities arose, we extended maturity buying commercial paper and notes from three months out to one year to help lock in yields, which may outperform VRDNS in a declining rate environment. As we wind down 2007, we will maintain our current maturity stance. The housing sector has yet to bottom, which we believe may cause further credit turmoil and increase likelihood of additional monetary easing. However, higher commodity prices and a weaker dollar in recent days could push inflation higher. We will continue to monitor future data and adjust our strategy accordingly.*

  *Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL                                      EXPENSE
  FUND PERFORMANCE                                              TOTAL RETURN (%)                  YIELD (%)(2)      RATIO (%)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                INCEPTION           1            5           10        SINCE         7-DAY
  AS OF OCTOBER 31, 2007          DATE             YEAR         YEAR        YEAR     INCEPTION      AVERAGE       GROSS       NET
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares                 11/17/94          3.00        1.59         1.98        2.24         2.86          0.70       0.70
------------------------------------------------------------------------------------------------------------------------------------
  Class B Shares**                4/29/98         -1.61        1.15           --        0.91         2.27          1.30       1.30
------------------------------------------------------------------------------------------------------------------------------------
  Class C Shares***               3/19/01            --          --           --        0.77           --          1.30       1.30
------------------------------------------------------------------------------------------------------------------------------------
  Class D Shares                  4/1/99           3.16        1.74           --        2.00         3.01          0.55       0.55
------------------------------------------------------------------------------------------------------------------------------------
  Class Y Shares                  7/1/96           3.42        1.99         2.36        2.46         3.26          0.30       0.30
------------------------------------------------------------------------------------------------------------------------------------


  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

  THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

  ** REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

  *** REFLECTS THE  APPLICABLE  CONTINGENT  DEFERRED  SALES  CHARGE,  MAXIMUM OF
      1.00%.  CLASS C SHARES  WERE  OPERATIONAL  DURING A PORTION OF THE PERIODS
      PRESENTED. AMOUNTS REFLECT PERFORMANCE FOR THE PERIOD OF THE TIME THE CLASS HAD OPERATIONS, WHICH WAS 81 DAYS, 81 DAYS, 145 DAYS AND 227 DAYS DURING THE YEAR ENDED OCTOBER 31, 2004, 2003, 2002, AND 2001, RESPECTIVELY.

  (1) For additional information, please refer to the Glossary of Terms.

  (2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

  (3) Reflects the expense ratio as reported in the prospectus dated February 28, 2007.

5   HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                              PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

  HSBC INVESTOR TAX-FREE MONEY MARKET FUND
  (CLASS A SHARES, D SHARES, I SHARES AND Y SHARES)

  BY ROBERT LEE
  FIXED INCOME PORTFOLIO MANAGER

  INVESTMENT CONCERNS

  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX AND TO CERTAIN STATE AND LOCAL TAXES. REGIONAL FUNDS MAY BE SUBJECT TO ADDITIONAL RISK, SINCE COMPANIES THEY INVEST IN ARE LOCATED IN ONE GEOGRAPHICAL LOCATION.

  Fiscal conditions for state and local governments were mostly positive, but as the housing recession continues to worsen, the trend of strong revenue growth has weakened as well. Realty revenue has dramatically declined in states such as California, Florida and Nevada that had the strongest housing appreciation in recent years. At the same time, spending on Medicaid, pensions, infrastructure and security continues to grow. Most state and local governments though have rebuilt their reserves and should aid in weathering challenging times ahead.

  Back in June and July, New York City received another credit upgrade from rating agencies, due to continued fiscal discipline and strong revenue growth. Standard & Poor's, Moody's and Fitch rate the city as AA, Aa3 and A-respectively. However, the subprime crisis has started to take its toll on Wall Street profits, and coupled with an expected decline in housing prices, will crimp city and state revenues as well.

  Tax-free money markets were primarily influenced by technical supply and demand factors. Ample supply of variable rate demand notes (VRDN's) and tender option bonds exerted upward pressure on yields in the front end of the short municipal yield curve. In general, VRDN's provided higher returns than longer dated maturities. The SIFMA Muni Swap Index(1) of high grade VRDN's during the six month period ranged from a low of 3.58% in July, with heavy reinvestments of coupons and maturities, to 3.95% in August, the peak of the subprime liquidity crisis. One year note yields averaged 3.70% during June and July as new issuance flooded the market, but readjusted to an average of 3.40% as the Federal Reserve cut fed funds by 50 basis points (0.50%) to 4.75% in September with the additional 25 basis points (0.25%) cut at the end of October the one year note averaged 3.30% for the end of October.

  The Fund endeavored to maintain a weighted average maturity slightly longer than the industry average over the last six months, as we expected the Federal Reserve to ease monetary policy. With a mostly flat to inverted short municipal yield curve, the Fund was overweight in VRDN's. When the opportunities arose, we extended maturity buying commercial paper and notes from three months out to one year to help lock in yields, which may outperform VRDNS in a declining rate environment. As we wind down 2007, we will maintain our current maturity stance. The housing sector has yet to bottom, which we believe may cause further credit turmoil and increase likelihood of additional monetary easing. However, higher commodity prices and a weaker dollar in recent days could push inflation higher. We will continue to monitor future data and adjust our strategy accordingly.*

  *Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL                              EXPENSE
  FUND PERFORMANCE                                         TOTAL RETURN (%)         YIELD (%)(3)      RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------
                                INCEPTION           1            3         SINCE       7-DAY
  AS OF OCTOBER 31, 2007          DATE             YEAR         YEAR     INCEPTION    AVERAGE        GROSS      NET
------------------------------------------------------------------------------------------------------------------------
  Class A Shares**               8/27/04             --           --        0.69          --          1.14       1.14
------------------------------------------------------------------------------------------------------------------------
  Class D Shares                 8/24/04           3.04         2.47        2.40        2.97          0.99       0.99
------------------------------------------------------------------------------------------------------------------------
  Class I Shares***              6/25/04             --           --        0.26          --          0.64       0.64
------------------------------------------------------------------------------------------------------------------------
  Class Y Shares                  6/8/04           3.30         2.73        2.55        3.22          0.74       0.74
------------------------------------------------------------------------------------------------------------------------
  Lipper Tax-Exempt Money
  Market Funds Average(2)           ---            3.02         2.41         N/A         N/A           N/A        N/A
------------------------------------------------------------------------------------------------------------------------

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

  THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

  ** CLASS A SHARES WERE OPERATIONAL DURING A PORTION OF THE PERIODS PRESENTED. AMOUNTS REFLECT PERFORMANCE FOR THE PERIOD OF THE TIME THE CLASS HAD OPERATIONS, WHICH WAS 24 DAYS, 78 DAYS AND 5 DAYS DURING THE YEARS ENDED OCTOBER 31, 2007, 2006 AND 2004, RESPECTIVELY.

  *** CLASS I SHARES WERE OPERATIONAL DURING A PORTION OF THE PERIODS PRESENTED.
      AMOUNTS REFLECT PERFORMANCE FOR THE PERIOD OF THE TIME THE CLASS HAD OPERATIONS, WHICH WAS 27 AND 40 DAYS DURING THE YEARS ENDED OCTOBER 31, 2005 AND 2004, RESPECTIVELY.

  (1) Moody's or Standard & Poor's Ratings represent an opinion only, not a recommendation to buy or sell.

  (2) For additional information, please refer to the Glossary of Terms.

  (3) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

  (4) Reflects the expense ratio as reported in the prospectus dated February 28, 2007.

                                               HSBC INVESTOR FAMILY OF FUNDS   6

--------------------------------------------------------------------------------
  PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

  HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
  (CLASS A SHARES, B SHARES, C SHARES, D SHARES, I SHARES AND Y SHARES)

  BY THOMAS RIORDAN
  SENIOR FIXED INCOME PORTFOLIO MANAGER

  INVESTMENT CONCERNS

  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

  During the third quarter of 2007 the fixed income markets were stressed due to liquidity concerns. As home prices declined throughout 2007, investors became increasingly concerned about the subprime mortgage market and certain related securities. In response, investors shunned most structured securities including asset backed commercial paper and structured investment vehicles ("SIV"). The evaporation of liquidity in these securities created a crisis, as many of the SIVs have been unable to fund the assets they hold.

  In spite of the housing market woes, the economy grew at close to 3.0% annual rate for much of 2007 and the third quarter GDP posted a surprisingly strong 3.9% growth rate. The broader measures of inflation have remained largely within the Federal Reserve Board's (the "Fed") target range of 1%-2%. Over the course of 2007, the core Producer Price Index(2), which excludes food and energy costs, rose at a 1.8% annual rate. The core Consumer Price Index(2) rose at a 2.3% annual rate. The core Personal Consumption Expenditure(2) rose an average of 2.1% for 2007. There have been recent signs of inflation that have caused the Fed concern, including oil and gold prices at historical highs and a weakening dollar.

  The Fed has an unusually difficult job of late, as there have been mixed signals on the economy, in addition to the ongoing liquidity crisis. The Fed has taken several actions to combat the liquidity crisis. In a surprise move on August 17, 2007, the Fed lowered the discount rate by 50 basis points (0.50%) to 5.75% and added massive amounts of cash reserves to the system to prevent a seizing up of economic activity and attempt to restore confidence to the markets. At the September 18, 2007 Federal Open Market Committee (`FOMC") meeting they lowered the target fed funds and discount rates by a greater than expected 50 basis points (0.50%) to 4.75% and 5.25%, respectively. This gave investors a boost of confidence as they saw the Fed aggressively taking steps to add liquidity to the financial system.

  The signs of a slowing economy, including layoffs in the financial services industry, in addition to the housing collapse have been offset by concerns of increased inflation. A statement from the October FOMC meeting highlighted these concerns. After cutting the target federal funds and discount rates by 25 basis points (0.25%) to 4.5% and 5.0% respectively, they issued a statement identifying the risks to economic growth and inflation as roughly balanced.

  Recent events may tip the scales towards greater economic weakness as banks and securities dealers have been reporting huge losses related to the sub-prime mortgage market collapse. Market participants are currently pricing in more rate cuts from the Fed to offset these events.

  As we approach the end of 2007, the short-term markets continue to be risk adverse in the midst of the sub-prime induced liquidity issue. This has created many new non-traditional investors in the Government Agency market, which in turn has pushed yields lower. We have maintained larger than usual positions in overnight repurchase agreementsand short dated Agency discount notes in order to provide sufficient liquidity along with competitive returns. Of course, our strategy is subject to change should market forces require it.

  *Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL                                      EXPENSE
  FUND PERFORMANCE                                              TOTAL RETURN (%)                  YIELD (%)(2)      RATIO (%)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                INCEPTION           1            5           10        SINCE         7-DAY
  AS OF OCTOBER 31, 2007          DATE             YEAR         YEAR        YEAR     INCEPTION      AVERAGE       GROSS       NET
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                    5/3/90           4.63         2.37        3.17        3.82          4.18         0.73       0.73
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares**                 9/11/98           0.76         2.24          --        2.67          4.17         1.33       1.33
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares***                11/20/06            --           --          --        2.79          3.58         1.33       1.33
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                    4/1/99           4.79         2.53          --        3.07          4.33         0.58       0.58
------------------------------------------------------------------------------------------------------------------------------------
Class I Shares****               12/24/03            --           --          --        4.59          4.67         0.23       0.20
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                    7/1/96           5.05         2.78        3.56        3.75          4.58         0.33       0.33
------------------------------------------------------------------------------------------------------------------------------------


  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

  THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, FOR CLASS I CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

  **  REFLECTS THE  APPLICABLE  CONTINGENT  DEFERRED  SALES  CHARGE,  MAXIMUM OF
      4.00%.

  *** REFLECTS THE  APPLICABLE  CONTINGENT  DEFERRED  SALES  CHARGE,  MAXIMUM OF
      1.00%.

  **** CLASS  I  SHARES  WERE  OPERATIONAL  DURING  A  PORTION  OF  THE  PERIODS
      PRESENTED. AMOUNTS REFLECT PERFORMANCE FOR THE PERIOD OF THE TIME THE CLASS HAD OPERATIONS, WHICH WAS 357 DAYS, 136 DAYS, 89 DAYS AND 10 DAYS DURING THE YEARS ENDED OCTOBER 31, 2007, 2006, 2005 AND 2004, RESPECTIVELY.

  (1) For additional information, please refer to the Glossary of Terms.

  (2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

  (3) Reflects the expense ratio as reported in the prospectus dated February 28, 2007.

7    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                              PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

                                             -----------------------------------
                                              STANDARD & POOR'S HAS ASSIGNED AN
                                              "AAA" RATING TO THE HSBC INVESTOR
                                              U.S. TREASURY MONEY MARKET FUND(3)
                                             -----------------------------------

  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
  (CLASS A SHARES, B SHARES, D SHARES, I SHARES AND Y SHARES)

  BY RUTH MEDINA
  SENIOR FIXED INCOME PORTFOLIO MANAGER

  INVESTMENT CONCERNS

  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX AND TO CERTAIN STATE AND LOCAL TAXES.

  During the third quarter of 2007 the fixed income markets were stressed due to liquidity concerns. As home prices declined throughout 2007, investors became increasingly concerned about the subprime mortgage market and certain related securities. In response, investors shunned most structured securities including asset backed commercial paper and structured investment vehicles ("SIV"). The evaporation of liquidity in these securities created a crisis, as many of the SIVs have been unable to fund the assets they hold.

  In spite of the housing market woes, the economy grew at close to 3.0% annual rate for much of 2007 and the third quarter GDP posted a surprisingly strong 3.9% growth rate. The broader measures of inflation have remained largely within the Federal Reserve Board's (the "Fed") target range of 1%-2%. Over the course of 2007, the core Producer Price Index(2),which excludes food and energy costs, rose at a 1.8% annual rate. The core Consumer Price Index(2) rose at a 2.3% annual rate. The core Personal Consumption Expenditure(2) rose an average of 2.1% for 2007. There have been recent signs of inflation that have caused the Fed concern, including oil and gold prices at historical highs and a weakening dollar.

  The Fed has an unusually difficult job of late, as there have been mixed signals on the economy, in addition to the ongoing liquidity crisis. The Fed has taken several actions to combat the liquidity crisis. In a surprise move on August 17, 2007, the Fed lowered the discount rate by 50 basis points (0.50%) to 5.75% and added massive amounts of cash reserves to the system to prevent a seizing up of economic activity and attempt to restore confidence to the markets. At the September 18, 2007 Federal Open Market Committee (`FOMC") meeting they lowered the target fed funds and discount rates by a greater than expected 50 basis points (0.50%) to 4.75% and 5.25%, respectively. This gave investors a boost of confidence as they saw the Fed aggressively taking steps to add liquidity to the financial system.

  The signs of a slowing economy, including layoffs in the financial services industry, in addition to the housing collapse have been offset by concerns of increased inflation. A statement from the October FOMC meeting highlighted these concerns. After cutting the target federal funds and discount rates by 25 basis points (0.25%) to 4.5% and 5.0% respectively, they issued a statement identifying the risks to economic growth and inflation as roughly balanced.

  Recent events may tip the scales towards greater economic weakness as banks and securities dealers have been reporting huge losses related to the sub-prime mortgage market collapse. Market participants are currently pricing in more rate cuts from the Fed to offset these events.

  As we approach the end of 2007, the short-term markets continue to be risk adverse in the midst of the sub-prime induced liquidity issue. This has created many new non-traditional investors in treasury bills, which in turn has pushed yields lower. We have continued our strategy of laddering maturities out to 3 months, in order to provide sufficient liquidity along with competitive returns. Of course, our strategy is subject to change should market forces require it.

  *Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL                              EXPENSE
  FUND PERFORMANCE                                         TOTAL RETURN (%)         YIELD (%)(3)      RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------
                                INCEPTION           1            5         SINCE       7-DAY
  AS OF OCTOBER 31, 2007          DATE             YEAR         YEAR     INCEPTION    AVERAGE        GROSS      NET
------------------------------------------------------------------------------------------------------------------------
Class A Shares                   5/24/01            4.19        2.10        1.96        3.28          0.77       0.77
------------------------------------------------------------------------------------------------------------------------
Class B Shares**                 8/13/04           -0.43          --        2.19        2.67          1.37       1.37
------------------------------------------------------------------------------------------------------------------------
Class D Shares                   5/14/01            4.34        2.25        2.11        3.43          0.62       0.62
------------------------------------------------------------------------------------------------------------------------
Class I Shares***                12/30/03           4.74          --        2.89        3.80          0.27       0.20
------------------------------------------------------------------------------------------------------------------------
Class Y Shares                   5/11/01            4.60        2.51        2.37        3.68          0.37       0.37
------------------------------------------------------------------------------------------------------------------------
Lipper U.S. Treasury
Money Market Funds Average(2)       --              4.30        2.23         N/A         N/A           N/A        N/A
------------------------------------------------------------------------------------------------------------------------


  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

  THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, FOR CLASS I CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

  **  REFLECTS THE  APPLICABLE  CONTINGENT  DEFERRED  SALES  CHARGE,  MAXIMUM OF
      4.00%.

  *** CLASS I SHARES WERE OPERATIONAL DURING A PORTION OF THE PERIODS PRESENTED.
      AMOUNTS REFLECT PERFORMANCE FOR THE PERIOD OF THE TIME THE CLASS HAD OPERATIONS, WHICH WAS 280 AND 13 DAYS DURING THE YEAR ENDED OCTOBER 31, 2005 AND 2004, RESPECTIVELY.

  (1) The "AAA" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor's rating represent an opinion only, not a recommendation to buy or sell.

  (2) For additional information, please refer to the Glossary of Terms.

  (3) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

  (4) Reflects the expense ratio as reported in the prospectus dated February 28, 2007.

                                              HSBC INVESTOR FAMILY OF FUNDS    8

--------------------------------------------------------------------------------
  PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

                                                          PROTFOLIO COMPOSITION*
                                                                OCTOBER 31, 2007
                                                                     (UNAUDITED)

--------------------------------------------------------------------------------
  HSBC INVESTOR CALIFORNIA TAX-FREE MONEY
  MARKET FUND
--------------------------------------------------------------------------------
  INVESTMENT ALLOCATION                      PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
  Variable Rate Notes                                         55.5%
--------------------------------------------------------------------------------
  Commercial Paper                                            33.5%
--------------------------------------------------------------------------------
  Municipal Bonds                                              9.5%
--------------------------------------------------------------------------------
  Cash Equivalents                                             1.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
  INVESTMENT ALLOCATION                      PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
  Corporate Bonds                                             18.3%
--------------------------------------------------------------------------------
  Commercial Paper                                            34.4%
--------------------------------------------------------------------------------
  Certificates of Deposit                                     29.6%
--------------------------------------------------------------------------------
  Structured Investment Vehicles                              13.9%
--------------------------------------------------------------------------------
  Time Deposits                                                3.8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  HSBC INVESTOR N.Y. TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
  INVESTMENT ALLOCATION                      PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
  Variable Rate Notes                                         71.2%
--------------------------------------------------------------------------------
  Commercial Paper                                            27.9%
--------------------------------------------------------------------------------
  Cash Equivalents                                             0.9%
--------------------------------------------------------------------------------
  Total                                                      100.0%
================================================================================


--------------------------------------------------------------------------------
  HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
  INVESTMENT ALLOCATION                      PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
  Variable Rate Notes                                         55.2%
--------------------------------------------------------------------------------
  Commercial Paper                                            28.2%
--------------------------------------------------------------------------------
  Municipal Bonds                                             14.9%
--------------------------------------------------------------------------------
  Cash Equivalents                                             1.7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
  INVESTMENT ALLOCATION                      PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
  U.S. Government Agencies                                    56.6%
--------------------------------------------------------------------------------
  Repurchase Agreements                                       43.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
  INVESTMENT ALLOCATION                      PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
  U.S. Treasury Bills                                         94.2%
--------------------------------------------------------------------------------
  U.S. Treasury Notes                                          5.8%
--------------------------------------------------------------------------------





*Portfolio composition is subject to change.




9    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                            HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES--52.3%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

CALIFORNIA - 52.3%
ABAG Finance Authority For
   Nonprofit Corps. Certificate of
   Participation, 3.30%, 8/1/23,
   (Credit Support AMBAC, SpA
   Bayerische Landesbank) (a)...............       3,800,000           3,800,000
ABAG Finance Authority For
   Nonprofit Corps. Revenue, 3.32%,
   3/1/37, (LOC Bank of America
   N.A.) (a)................................       1,500,000           1,500,000
Alameda Contra Costa Schools
   Financing Authority Revenue,
   3.38%, 7/1/18, (LOC Bank of Nova
   Scotia) (a)..............................       1,300,000           1,300,000
California Economic Development
   Financing Authority Industrial
   Development Revenue, 3.33%,
   5/1/23, AMT, (LOC Wells Fargo
   Bank N.A.) (a)...........................       1,000,000           1,000,000
California Health Facilities Financing
   Authority Revenue, 3.16%, 7/1/33,
   (LOC Bank of America N.A.) (a)...........       2,000,000           2,000,000
California Infrastructure & Economic
   Development Bank Revenue,
   3.35%, 12/1/31, (Credit Support
   FGIC, SpA JP Morgan Chase
   Bank) (a)................................       1,580,000           1,580,000
California School Facilities Financing
   Corp. Certificate of Participation,
   3.22%, 7/1/22, (LOC Allied Irish
   Bank plc) (a)............................       2,000,000           2,000,000
California State Department of Water
   Resources Power Supply Revenue,
   3.32%, 5/1/11, (LOC Lloyds TSB
   Bank plc) (a)............................         900,000             900,000
California State Department of Water
   Resources Power Supply Revenue,
   3.28%, 5/1/22, (LOC Bayerische
   Landesbank) (a)..........................       3,000,000           3,000,000
California State Department of Water
   Resources Power Supply Revenue,
   3.35%, 5/1/22, (LOC Bank of New
   York) (a)................................       2,075,000           2,075,000
California State Department of Water
   Resources Power Supply Revenue,
   3.35%, 5/1/22, (LOC Bank of New
   York, California State Teachers
   Retirement) (a)..........................       2,200,000           2,200,000
California State Department of Water
   Resources Power Supply Revenue,
   3.35%, 5/1/22, (LOC Bank Of
   America N.A.) (a)........................       4,500,000           4,500,000
California State GO, Kindergarten
   University, Series B5, 3.33%,
   5/1/34, (LOC Citibank N.A., State
   Street B&T Co., National Australia
   Bank) (a)................................       1,075,000           1,075,000
California State GO, Series A-1,
   3.20%, 5/1/40, (LOC Fortis Bank
   SA/NV) (a)...............................       3,400,000           3,400,000
California State GO, 3.38%, 5/1/40,
   (LOC Landesbank Hessen) (a)..............         600,000             600,000


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES, CONTINUED
--------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

CALIFORNIA, CONTINUED
California Statewide Communities
   Development Authority Revenue,
   3.16%, 12/1/36, (LOC Bank of
   New York) (a)............................       5,000,000           5,000,000
Corona-Norco Unified School
   District Certificate of Participation,
   3.35%, 11/1/30, (LOC FSA, SpA
   Dexia Credit Local) (a)..................       1,000,000           1,000,000
Grant Joint Union High School
   District Certificates of Participation,
   3.35%, 12/1/38, (LOC FSA, SpA
   Dexia Credit Local) (a)..................       3,000,000           3,000,000
Irvine Public Facilities &
   Infrastructure Authority Lease
   Revenue, 3.38%, 11/1/10, (LOC
   State Street B&T Co.) (a)................       3,090,000           3,090,000
Irvine Public Facilities &
   Infrastructure Authority Lease
   Revenue, 3.38%, 11/1/10, (LOC
   State Street B&T Co.) (a)................       1,235,000           1,235,000
Los Angeles California Certificate of
   Participation, 3.20%, 8/1/21, (LOC
   Societe Generale) (a)....................       2,800,000           2,800,000
Los Angeles County California
   Multi-family Mortgage Revenue,
   3.25%, 7/1/14, (Credit Support
   FHLMC) (a)...............................       1,000,000           1,000,000
Los Angeles County Housing
   Authority Multi-family Housing
   Revenue, Canyon Country Villas
   Project, 3.32%, 12/1/07, (Credit
   Support FHLMC) (a).......................       4,000,000           4,000,000
Modesto California Multi-family
   Housing Revenue, 3.38%, 5/15/31,
   (Credit Support FNMA) (a)................       1,470,000           1,470,000
Perris California Unified High School
   District Certificate of Participation,
   3.35%, 9/1/18, (Credit Support
   FSA, SpA Dexia Credit Local) (a).........       1,520,000           1,520,000
Riverside County California
   Certificates of Participation, 3.20%,
   12/1/15, (LOC State Street B&T
   Co.) (a).................................       1,600,000           1,600,000
San Mateo County Joint Powers
   Financing Authority Lease
   Revenue, 3.30%, 4/1/39, (LOC
   Depfa Bank) (a)..........................       1,500,000           1,500,000
Simi Valley Community Development
   Agency, 3.20%, 5/1/10, (Credit
   Support FHLMC) (a).......................       1,000,000           1,000,000
Southern California Public Power
   Authority Revenue, 3.15%, 7/1/09,
   (Credit Support AMBAC, SpA
   Morgan Guaranty Trust) (a)...............         795,000             795,000
Southern California Public Power
   Authority Revenue, 3.15%, 7/1/36,
   (Credit Support MBIA, SpA KBC
   Bank NV) (a).............................       5,000,000           5,000,000
                                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES
   (COST $64,940,000).......................                          64,940,000
                                                                     -----------



SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    10

--------------------------------------------------------------------------------
 HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
  TAX-FREE NOTES AND COMMERCIAL PAPER--40.6%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

CALIFORNIA - 40.6%
California State University Institute,
   3.60%, 11/7/07, (LOC State Street
   Bank, JP Morgan Chase Bank)..............       5,000,000           5,000,000
Foothill Eastern Transportation
   Corridor Agency Toll Road
   Revenue, 7.00%, 1/1/08...................       5,000,000           5,029,589
Los Angeles County California GO,
   4.50%, 6/30/08...........................       3,000,000           3,016,834
Port of Oakland California, 3.35%,
   1/18/08, (LOC BNP Paribas,
   Lloyds TSB Bank).........................       4,000,000           4,000,000
Riverside County California
   Transportation Commission,
   3.62%, 11/8/07, (LOC Bank of
   America N.A.)............................       5,000,000           5,000,000
Riverside County Teeter Financing
   Program, 3.40%, 11/6/07, (LOC
   Citibank N.A.)...........................       5,522,000           5,522,000
San Diego Regional Airport
   Authority, 3.47%, 1/10/08, (LOC
   Lloyds Bank).............................       2,500,000           2,500,000
San Joaquin Transportation Authority
   Sales Tax Revenue, 3.70%,
   3/10/08, (LOC Citibank N.A.).............       3,000,000           3,000,000
San Jose California International
   Airport, 3.65%, 12/6/07, AMT,
   (LOC JP Morgan Chase Bank,
   Dexia Credit Local, Bank of
   America N.A., Citibank N.A.).............      10,678,000          10,678,000
Ventura County California GO,
   4.50%, 7/1/08............................       3,000,000           3,017,097
Ventura County California Public
   Financing Authority, 3.68%, 11/15/07,
   (LOC Bank of Nova Scotia)................       3,550,000           3,550,000
                                                                    ------------
TOTAL TAX-FREE NOTES AND
   COMMERCIAL PAPER
   (COST $50,313,520).......................                          50,313,520
                                                                    ------------


--------------------------------------------------------------------------------
  INVESTMENT COMPANIES--1.4%
--------------------------------------------------------------------------------
                                                   SHARES($)           VALUE($)
                                                 ------------          --------
BlackRock Provident California
   Institutional Shares, 3.23%, (b).........       1,797,134           1,797,134
Northern Institutional Tax Exempt
   Portfolio, 3.16%, Shares class, (b)......               1                   1
                                                                    ------------
TOTAL INVESTMENT COMPANIES
   (COST $1,797,135)........................                           1,797,135
                                                                    ------------
TOTAL INVESTMENTS
   (COST $117,050,655) -- 94.3%.............                         117,050,655
                                                                    ============
--------------------

    Percentages indicated are based on net assets of $124,066,450.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.
AMT   -- Interest on security is subject to Federal Alternative
         Minimum Tax
FGIC  -- Financial Guaranty Insurance Co.
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Financial Security Assurance
GO    -- General Obligation
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Insurance Association
PLC   -- Public Limited Co.
SPA   -- Standby Purchase Agreement


11    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                                HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
  CORPORATE OBLIGATIONS--32.5%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

ASSET BACKED - 14.1%
Harrier Finance Funding LLC,
   4.82%, 12/7/07 (a)(b)....................     100,000,000          99,999,011
Harrier Finance Funding LLC,
   4.88%, 11/15/07 (a)(b)...................      50,000,000          50,000,869
K2 (USA) LLC, 5.57%, 6/20/08
   (a)(b)...................................      50,000,000          50,002,998
K2 (USA) LLC, 5.67%, 6/13/08
   (a)(b)...................................      80,000,000          80,002,350
Links Finance LLC, 5.55%, 6/20/08
   (a)(b)...................................     100,000,000          99,993,592
Links Finance LLC, 5.68%, 12/10/07
   (a)(b)...................................     100,000,000          99,997,851
Sigma Finance, Inc., 4.58%, 12/14/07
   (a)(b)...................................      50,000,000          49,998,936
Stanfield Victoria Funding LLC,
   4.81%, 7/15/08 (a)(b)....................     100,000,000          99,985,889
Stanfield Victoria Funding LLC,
   4.82%, 3/3/08 (a)(b).....................      75,000,000          74,996,219
Stanfield Victoria Funding LLC,
   4.82%, 1/25/08 (a)(b)....................      65,000,000          65,000,000
Stanfield Victoria Funding LLC,
   4.82%, 12/17/07 (a)(b)...................      50,000,000          49,999,387
Whistlejacket Capital LLC, 4.81%,
   5/15/08 (a)(b)...........................      50,000,000          49,994,749
Whistlejacket Capital LLC, 4.57%,
   6/23/08 (a)(b)...........................      75,000,000          74,990,292
Whistlejacket Capital LLC, 4.82%,
   1/28/08 (a)(b)...........................     100,000,000          99,998,670
                                                                  --------------
                                                                   1,044,960,813
                                                                  --------------

BANKING - 10.3%
Bank of America Corp., 5.45%,
   2/22/08 (a)..............................     125,000,000         125,000,000
Lloyds TSB Group plc, 5.66%, 9/6/08
   (a)(c)...................................     100,000,000         100,000,000
Rabobank Nederland NV, N.Y.,
   5.52%, 11/15/11 (a)(c)...................     190,000,000         190,000,000
Royal Bank of Canada, N.Y., 4.81%,
   4/2/08 (a)...............................     100,000,000          99,998,820
Royal Bank of Scotland Group plc,
   5.24%, 12/21/07 (a)(c)...................      50,000,000          50,002,348
Svenska Handelsbanken, 5.06%,
   9/13/08 (a)(c)...........................      75,000,000          75,000,000
Wells Fargo & Co., 5.17%, 7/15/09 (a).......      50,000,000          50,024,264
Westpac Banking Corp., 5.05%,
   9/15/08 (a)(c)...........................      75,000,000          75,000,000
                                                                  --------------
                                                                     765,025,432
                                                                  --------------

BROKERAGE SERVICES - 3.4%
Goldman Sachs Group LP, 5.37%,
   12/6/07 (a)(b)...........................     100,000,000         100,000,000
Merrill Lynch & Co., 5.21%,
   11/3/08 (a)..............................     150,000,000         150,000,000
                                                                  --------------
                                                                     250,000,000
                                                                  --------------

FINANCE - 4.7%
General Electric Capital Corp.,
   5.29%, 1/15/08 (a).......................     100,000,000         100,018,180


--------------------------------------------------------------------------------
  CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

FINANCE, CONTINUED
Toyota Motor Credit Corp., 4.82%,
   4/7/08 (a)...............................     100,000,000         100,007,197
Toyota Motor Credit Corp., 455%,
   1/11/08 (a)..............................     150,000,000         150,000,000
                                                                  --------------
                                                                     350,025,377
                                                                  --------------
TOTAL CORPORATE OBLIGATIONS
   (COST $2,410,011,622)....................                       2,410,011,622
                                                                  --------------

--------------------------------------------------------------------------------
  COMMERCIAL PAPER AND NOTES--34.9%
--------------------------------------------------------------------------------

BANKING - 23.4%
ABN AMRO N.A., 4.86%, 2/29/08 (d)...........     150,000,000         147,640,001
Allied Irish Banks, N.A., 5.24%,
   1/11/08 (c)(d)...........................      50,000,000          49,497,083
Bank of America Corp., 4.89%,
   2/21/08 (d)..............................     100,000,000          98,523,778
Bank of America Corp., 5.38%,
   11/14/07 (d).............................      50,000,000          49,906,599
Bank of Nova Scotia, 4.87%,
   11/27/07 (d).............................     100,000,000          99,654,778
Bank of Scotland plc, 4.93%,
   1/24/08 (d)..............................      50,000,000          49,440,000
Calyon N.A., Inc., 4.98%,
   12/19/07 (d).............................     200,000,000         198,701,334
Depfa Bank plc, 5.26%, 1/15/08
   (c)(d)...................................     100,000,000          98,933,333
Depfa Bank plc, 5.40%, 11/6/07
   (c)(d)...................................     200,000,000         199,854,722
Dexia Delaware LLC, 5.16%, 11/7/07,
   (LOC Dexia Credit Local) (d).............     100,000,000          99,915,667
HBOS Treasury Services plc, 5.40%,
   1/3/08, (LOC Bank of Scotland) (d).......     100,000,000          99,092,625
Societe Generale N.A., 4.91%,
   2/1/08 (d)...............................     100,000,000          98,778,444
Swedbank Mortgage AB, 5.29%,
   1/16/08 (d)..............................     150,000,000         148,370,749
UBS Finance Delaware LLC, 4.86%,
   2/25/08, (LOC UBS AG) (d)................     100,000,000          98,480,723
UBS Finance Delaware LLC, 5.40%,
   12/7/07, (LOC UBS AG) (d)................     100,000,000          99,481,000
UBS Finance Delaware LLC, 5.40%,
   11/28/07, (LOC UBS AG) (d)...............     100,000,000          99,609,625
                                                                  --------------
                                                                   1,735,880,461
                                                                  --------------

DIVERSIFIED - 1.4%
General Electric Co., 5.07%,
   12/31/07 (d).............................     100,000,000          99,176,667
                                                                  --------------
                                                                      99,176,667
                                                                  --------------

FINANCE - 10.1%
ABN-AMRO N.A., 5.14%, 1/17/08,
   (LOC ABN AMRO Bank NV) (d)...............     100,000,000          98,915,583
Danske Corp., 5.55%, 11/14/07,
   (LOC Danske Bank A/S) (c)(d).............     250,000,000         249,512,500
JP Morgan Chase & Co., 5.04%,
   12/7/07 (d)..............................     250,000,000         248,750,000



SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    12

--------------------------------------------------------------------------------
  HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
  COMMERCIAL PAPER AND NOTES, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

FINANCE, CONTINUED
Westpac Securities NZ Ltd., 5.41%,
   11/9/07 (d)..............................     150,000,000         149,824,500
                                                                  --------------
                                                                     747,002,583
                                                                  --------------
TOTAL COMMERCIAL PAPER AND
   NOTES (COST $2,582,059,711)..............                       2,582,059,711
                                                                  --------------

--------------------------------------------------------------------------------
  CERTIFICATES OF DEPOSIT--30.0%
--------------------------------------------------------------------------------

BANKING - 30.0%
Bank of Nova Scotia, N.Y., 5.33%,
   11/6/07..................................     100,000,000         100,000,000
Barclays Bank plc, N.Y., 5.25%,
   1/9/08...................................     100,000,000         100,000,000
Barclays Bank plc, N.Y., 5.23%,
   1/7/08...................................     200,000,000         200,000,000
BNP Paribas, N.Y., 4.97%, 11/19/07..........     250,000,000         250,000,000
Calyon, N.Y., 4.85%, 5/19/08 (a)............      93,000,000          93,023,707
Citibank N.A., 4.90%, 1/24/08...............     200,000,000         200,000,000
Citibank N.A., 5.32%, 11/9/07...............      50,000,000          50,000,000
HBOS Treasury Services, N.Y., 5.32%,
   11/5/07, (LOC Bank of Scotland)..........     125,000,000         125,000,000
Lloyds TSB Bank plc, N.Y., 4.92%,
   11/19/07.................................     200,000,000         200,000,000
Norinchukin Bank, N.Y., 5.03%,
   12/18/07.................................     100,000,000         100,001,296
Norinchukin Bank, N.Y., 4.98%,
   11/19/07.................................     100,000,000         100,000,000
Royal Bank of Scotland, N.Y., 5.33%,
   11/9/07..................................     200,000,000         200,000,000
Societe Generale, 5.14%, 12/3/07............     100,000,000         100,000,000
Societe Generale, N.Y., 5.11%,
   11/2/07..................................     150,000,000         150,000,000
Svenska Handelsbanken, N.Y., 5.05%,
   12/12/07.................................     150,000,000         150,000,000
Swedbank, N.Y., 5.03%, 11/16/07.............     100,000,000         100,000,000
                                                                  --------------
TOTAL CERTIFICATES OF
   DEPOSIT (COST $2,218,025,003)............                       2,218,025,003
                                                                  --------------

--------------------------------------------------------------------------------
  TIME DEPOSIT--3.8%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------
KeyBank N.A. Cayman Island,
   4.38%, 11/1/07...........................     282,210,000         282,210,000
                                                                  --------------
TOTAL TIME DEPOSITS
   (COST $282,210,000)......................                         282,210,000
                                                                  --------------
TOTAL INVESTMENTS
   (COST $7,492,306,336) -- 101.2%..........                       7,492,306,336
                                                                  ==============

--------------------

    Percentages indicated are based on net assets of $7,406,850,038.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 15.46% of net assets. See additional information in Note 2 in the Notes to Financial Statements.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(d) Discount note. Rate presented represents the effective yield at time of purchase.

LLC    -- Limited Liability Co.
LOC    -- Letter of Credit
LP     -- Limited Partnership
PLC    -- Public Limited Co.



13    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                              HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES--67.6%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEW YORK - 67.6%
Albany IDA Civic Facility Revenue,
   3.47%, 5/1/27, (LOC KeyBank
   N.A.) (a)................................       1,660,000           1,660,000
Albany IDA Civic Facility Revenue,
   3.47%, 11/1/32, (Credit Support
   AMBAC, SpA KeyBank N.A.) (a).............      10,585,000          10,585,000
Albany IDA Civic Facility Revenue,
   3.47%, 11/1/32, (Credit Support
   AMBAC, SpA KeyBank N.A.) (a).............      15,110,000          15,110,000
Albany IDA Housing Revenue
   Department of Public Work,
   3.46%, 8/15/35, AMT, (Credit
   Support FNMA) (a)........................       6,700,000           6,700,000
Babylon IDA Resource Recovery
   Revenue, 3.19%, 1/1/19, (Credit
   Support FSA, SpA JP Morgan
   Chase Bank) (a)..........................       2,100,000           2,100,000
Franklin County IDA Civic Facility
   Revenue, 3.21%, 5/1/19, (LOC
   Fleet National Bank) (a).................       1,090,000           1,090,000
Genesee County IDA, 3.28%, 7/1/20,
   AMT, (LOC JP Morgan Chase
   Bank) (a)................................       2,215,000           2,215,000
Great Neck North Water Systems
   Authority, 3.18%, 1/1/20, (Credit
   Support FGIC, SpA State Street
   B&T Co.) (a).............................         400,000             400,000
Jay Street Development Corporation
   Courts Facility Lease Revenue,
   3.20%, 5/1/21, (LOC Depfa Bank
   plc) (a).................................       3,500,000           3,500,000
Jay Street Development Corporation
   Courts Facility Lease Revenue,
   3.20%, 5/1/22, (LOC Depfa Bank
   plc) (a).................................       4,200,000           4,200,000
Long Island Power Authority
   Electrical Systems Revenue,
   3.18%, 12/1/29, (Credit Support
   FSA, SpA Dexia Credit Local) (a).........       3,880,000           3,880,000
Long Island Power Authority
   Electrical Systems Revenue,
   3.24%, 5/1/33, (LOC Westdeutsche
   Landesbank) (a)..........................       5,000,000           5,000,000
Metropolitan Transportation
   Authority, Series D2, 3.39%,
   11/1/32, (Credit Support FSA, SpA
   Dexia Credit Local) (a)..................       8,710,000           8,710,000
Metropolitan Transportation
   Authority, Series E1, 3.39%,
   11/1/35, (LOC Fortis Bank) (a)...........      16,300,000          16,300,000
Monroe County IDA, 3.41%, 1/15/32,
   (LOC JP Morgan Chase Bank) (a)...........       4,000,000           4,000,000
Monroe County IDA, 3.43%, 4/1/35,
   (LOC JP Morgan Chase Bank) (a)...........       4,050,000           4,050,000
Monroe County IDA, 3.41%, 6/1/36,
   (LOC JP Morgan Chase Bank) (a)...........       4,000,000           4,000,000
Nassau County Interim Finance
    Authority, 3.21%, 11/15/22, (Credit
   Support FSA, SpA BNP Paribas) (a)........       2,120,000           2,120,000


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES, CONTINUED
--------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEW YORK, CONTINUED
New York City GO, 3.22%, 2/15/12,
   (LOC Depfa Bank plc) (a).................      10,000,000          10,000,000
New York City GO, 3.24%, 8/1/15,
   (Credit Support AMBAC, SpA
   Kredietbank N.V.) (a)....................       4,000,000           4,000,000
New York City GO, 3.23%, 2/15/16,
   (LOC Bayerische Landesbank) (a)..........       4,580,000           4,580,000
New York City GO, 3.50%, 11/1/26,
   (Credit Support FSA, SpA Dexia
   Credit Local) (a)........................       6,750,000           6,750,000
New York City GO, 3.41%, 9/1/35,
   (LOC Royal Bank of Scotland) (a).........      34,500,000          34,500,000
New York City GO, 3.24%, 4/1/36,
   (LOC Bank of New York) (a)...............      30,000,000          30,000,000
New York City Housing Development
   Corp., 3.26%, 6/1/42, AMT, (LOC
   Citibank N.A.) (a).......................      13,000,000          13,000,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.25%, 6/15/29,
   AMT, (Credit Support FNMA) (a)...........       2,770,000           2,770,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.20%, 6/15/32, (Credit
   Support FNMA) (a)........................       5,680,000           5,680,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.25%, 8/15/32, AMT,
   (Credit Support FNMA) (a)................         590,000             590,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.23%, 12/1/36, (LOC
   Landesbank Hessen) (a)...................      22,935,000          22,935,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.27%, 1/1/37, AMT,
   (LOC Citibank N.A.) (a)..................       7,400,000           7,400,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.34%, 6/1/37, AMT,
   (LOC Citibank N.A.) (a)..................       3,825,000           3,825,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.26%, 9/1/37, AMT,
   (LOC JP Morgan Chase Bank) (a)...........       2,840,000           2,840,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.27%, 2/1/38, AMT,
   (LOC Citibank N.A.) (a)..................       6,200,000           6,200,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.33%, 5/15/39, AMT,
   (LOC Keybank N.A.) (a)...................      11,200,000          11,200,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.25%, 6/1/39, (LOC
   Landesbank Hessen) (a)...................      18,195,000          18,195,000
New York City Housing Development
   Corp. Multi-family Mortgage
   Revenue, 3.33%, 6/1/39, AMT,
   (LOC Citibank N.A.) (a)..................      12,250,000          12,250,000


SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    14

--------------------------------------------------------------------------------
  HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEW YORK, CONTINUED
New York City IDA Civic Facility
   Revenue, 3.21%, 5/1/21, (LOC JP
   Morgan Chase Bank) (a)...................       2,700,000           2,700,000
New York City IDA Civic Facility
   Revenue, 3.46%, 12/30/21, (LOC
   Allied Irish Bank plc) (a)...............       1,500,000           1,500,000
New York City IDA Civic Facility
   Revenue, 3.45%, 7/1/30, (LOC
   Keybank N.A.) (a)........................       1,385,000           1,385,000
New York City IDA Civic Facility
   Revenue, 3.46%, 9/30/31, (LOC
   Allied Irish Bank plc) (a)...............       1,450,000           1,450,000
New York City IDA Civic Facility
   Revenue, 3.47%, 4/1/32, (LOC
   Allied Irish Bank plc) (a)...............       3,000,000           3,000,000
New York City IDA Civic Facility
   Revenue, 3.42%, 11/1/32, (LOC
   Wachovia Bank N.A.) (a)..................       7,400,000           7,400,000
New York City IDA Civic Facility
   Revenue, 3.46%, 12/1/34, (LOC
   Allied Irish Bank plc) (a)...............       4,615,000           4,615,000
New York City IDA Civic Facility
   Revenue, 3.46%, 12/1/34, (LOC
   Allied Irish Bank plc) (a)...............       6,300,000           6,300,000
New York City IDA Civic Facility
   Revenue, 3.42%, 6/1/36, (LOC
   Wachovia Bank N.A.) (a)..................       5,000,000           5,000,000
New York City IDA Civic Facility
   Revenue, 3.43%, 12/1/36, (LOC JP
   Morgan Chase Bank) (a)...................       4,530,000           4,530,000
New York City IDA Civic Facility
   Revenue, 3.58%, 11/1/39, (LOC
   Bank of America, Citibank N.A.) (a)......      22,600,000          22,600,000
New York City IDA Special Facility
   Revenue, 3.39%, 5/1/33, (LOC
   Bank of America N.A.) (a)................       2,960,000           2,960,000
New York City Municipal Water
   Finance Authority Revenue, 3.24%,
   6/15/33, (SpA JP Morgan Chase
   Bank) (a)................................      14,375,000          14,375,000
New York City Transitional Finance
   Authority, 3.27%, 11/1/22,
   (Liquidity Facility Lloyds TSB
   Bank plc) (a)............................       6,355,000           6,355,000
New York Local Government
   Assistance Corp., 3.25%, 4/1/18,
   (Credit Support FSA, SpA KBC
   Bank) (a)................................       8,600,000           8,600,000
New York Local Government
   Assistance Corp., 3.15%, 4/1/25,
   (LOC Societe Generale) (a)...............      12,250,000          12,250,000
New York Local Government
   Assistance Corp., 3.25%, 4/1/25,
   (LOC Bank of Nova Scotia) (a)............      14,600,000          14,600,000
New York State Dormitory Authority
   Revenue, 3.43%, 2/15/21, (Credit
   Support FSA, SpA Dexia Credit
   Local) (a)...............................       7,900,000           7,900,000
New York State Dormitory Authority
   Revenue, 3.23%, 7/1/25, (LOC
   Fleet National Bank) (a).................       3,000,000           3,000,000


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEW YORK, CONTINUED
New York State Dormitory Authority
   Revenue, 3.38%, 7/1/30, (SpA JP
   Morgan Chase Bank) (a)(b)................       7,900,000           7,900,000
New York State Dormitory Authority
   Revenue, 3.43%, 2/15/31, (Credit
   Support MBIA, SpA JP Morgan
   Chase Bank) (a)..........................       5,050,000           5,050,000
New York State Energy Research &
   Development Authority, 3.26%,
   11/1/39, AMT, (LOC Citibank
   N.A.) (a)................................       1,000,000           1,000,000
New York State Energy Research &
   Development Authority, 3.27%,
   11/1/39, AMT, (LOC Citibank
   N.A.) (a)................................       3,200,000           3,200,000
New York State GO, 3.70%, 3/13/20,
   (LOC Dexia Credit Local) (a).............      15,750,000          15,750,000
New York State GO, 3.70%, 3/15/30,
   (LOC Dexia Credit Local) (a).............      28,000,000          28,000,000
New York State Housing Finance
   Agency, 3.32%, 5/1/29, AMT,
   (Credit Support FNMA) (a)................       8,000,000           8,000,000
New York State Housing Finance
   Agency, 3.26%, 5/15/31, AMT,
   (Credit Support FNMA) (a)................       4,700,000           4,700,000
New York State Housing Finance
   Agency, 3.26%, 5/15/31, AMT,
   (Credit Support FNMA) (a)................       1,700,000           1,700,000
New York State Housing Finance
   Agency, 3.21%, 3/15/33, (Credit
   Support FGIC, SpA Dexia Credit
   Local) (a)...............................       6,000,000           6,000,000
New York State Housing Finance
   Agency, 3.29%, 5/15/33, AMT,
   (Credit Support FNMA) (a)................       1,100,000           1,100,000
New York State Housing Finance
   Agency, 3.21%, 5/15/34, (Credit
   Support FNMA) (a)........................      19,700,000          19,700,000
New York State Housing Finance
   Agency, 3.24%, 5/15/34, AMT,
   (Credit Support FNMA) (a)................       2,000,000           2,000,000
New York State Housing Finance
   Agency, 3.32%, 5/15/36, AMT,
   (Credit Support FNMA) (a)................       3,700,000           3,700,000
New York State Housing Finance
   Agency, 3.19%, 11/1/36, (LOC
   Bank of New York) (a)....................       2,700,000           2,700,000
New York State Housing Finance
   Agency, 3.21%, 11/15/36, (Credit
   Support FNMA) (a)........................       6,000,000           6,000,000
New York State Housing Finance
   Agency, 3.24%, 11/15/36, AMT,
   (Credit Support FNMA) (a)................       5,050,000           5,050,000
New York State Housing Finance
   Agency, 3.32%, 5/15/37, AMT,
   (Credit Support FNMA) (a)................       3,800,000           3,800,000
New York State Housing Finance
   Agency, 3.18%, 11/15/37, (Credit
   Support FNMA) (a)........................      15,000,000          15,000,000



15    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                              HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEW YORK, CONTINUED
New York State Housing Finance
   Agency, 3.42%, 11/1/41, AMT,
   (LOC Bank of New York) (a)...............      10,000,000          10,000,000
New York State Local Government
   Assistance Corp., 3.16%, 4/1/22,
   (Credit Support FSA GO of Corp.,
   SpA Westlandesbank AG) (a)...............       8,300,000           8,300,000
New York State Power Authority,
   Finance & Administration, 3.64%,
   3/1/20, (Liquidity Facility Bank of
   Novia Scotia) (a)........................      18,000,000          18,000,000
Newburgh IDA, 3.47%, 10/1/30,
   (LOC KeyBank N.A.) (a)...................       3,500,000           3,500,000
Niagara Falls Bridge Commission,
   3.19%, 10/1/19, (Credit Support
   FGIC, SpA Dexia Bank) (a)................       3,600,000           3,600,000
Oneida County IDA Civic Facility
   Revenue, 3.47%, 11/1/37, (LOC
   Keybank N.A.) (a)........................       7,590,000           7,590,000
Oneida County IDA Civic Facility
   Revenue, 3.47%, 11/1/37, (LOC
   Keybank N.A.) (a)........................       3,000,000           3,000,000
Orange County IDA, 3.47%, 7/1/32,
   (LOC Keybank N.A.) (a)...................       4,000,000           4,000,000
St. Lawrence County IDA, 3.47%,
   12/1/31, (LOC Keybank N.A.) (a)..........       3,900,000           3,900,000
Suffolk County Water Authority,
   3.20%, 1/1/08, (SpA Bank of Nova
   Scotia) (a)..............................       1,500,000           1,500,000
Suffolk County Water Authority,
   3.20%, 12/1/09, (SpA Bank of
   Nova Scotia) (a).........................       1,200,000           1,200,000
Syracuse IDA, 3.28%, 1/1/23, (LOC
   Fleet National Bank) (a).................       5,470,000           5,470,000
Triborough Bridge & Tunnel Authority
   Revenue, 3.20%, 1/1/19, (Credit
   Support FSA, SpA Lloyds TSB
   Bank plc) (a)............................      12,670,000          12,670,000
Triborough Bridge & Tunnel Authority
   Revenue, 3.39%, 1/1/33, (Credit
   Support AMBAC, Liquidity Facility
   Westdeutsche Landesbank) (a).............      16,375,000          16,375,000
Westchester County IDA Civic
   Facility Revenue, 3.45%, 7/1/30,
   (LOC KeyBank N.A.) (a)...................       2,745,000           2,745,000
Westchester County IDA Civic
   Facility Revenue, 3.46%, 12/1/32,
   (LOC Allied Irish Bank plc) (a)..........       6,095,000           6,095,000
                                                                  --------------
TOTAL VARIABLE RATE DEMAND
   NOTES (COST $671,150,000)................                         671,150,000
                                                                  --------------


--------------------------------------------------------------------------------
  TAX-FREE NOTES AND COMMERCIAL PAPER--26.5%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEW YORK - 26.5%
Long Island Power Authority, 3.42%,
   12/6/07, (LOC JP Morgan
   Chase Bank)..............................      16,800,000          16,800,000
Metropolitan Transportation Authority,
   Sub-series B, 3.70%, 11/8/07,
   (LOC ABN Amro Bank N.V.).................      10,000,000          10,000,000
Metropolitan Transportation Authority,
   Sub-series C, 3.70%, 11/9/07,
   (LOC ABN Amro Bank N.V.).................      20,000,000          20,000,000
Metropolitan Transportation Authority,
   Sub-series B, 3.40%, 12/10/07,
   (LOC ABN Amro Bank N.V.).................      25,000,000          25,000,000
Metropolitan Transportation Authority,
   Sub-series B, 3.62%, 12/13/07,
   (LOC ABN Amro Bank N.V.).................      15,000,000          15,000,000
Metropolitan Transportation Authority,
   Sub-series C, 3.43%, 2/7/08,
   (LOC ABN Amro Bank N.V.).................      25,000,000          25,000,000
Nassau County Sewer & Storm Water
   Finance Authority, 3.58%, 11/14/07,
   (LOC Bank of America)....................      29,915,000          29,915,000
Nassau County Sewer & Storm Water
   Finance Authority, 3.40%, 12/4/07,
   (LOC Bank of America)....................       7,960,000           7,960,000
Nassau County Sewer & Storm Water
   Finance Authority, 3.43%, 1/8/08,
   (LOC Bank of America)....................      11,020,000          11,020,000
New York City Municipal Water,
   Series 5B, 3.50%, 12/20/07,
   (Liquidity Facility Westdeutsche
   Landesbank, Bayerische
   Landesbank)..............................       5,000,000           4,999,625
New York City Municipal Water,
   Series 5B, 3.50%, 12/20/07,
   (Liquidity Facility Westdeutsche
   Landesbank, Bayerische
   Landesbank)..............................      26,000,000          26,000,000
New York City Municipal Water,
   Series 5B, 3.53%, 12/20/07,
   (Liquidity Facility Westdeutsche
   Landesbank, Bayerische
   Landesbank)..............................      23,700,000          23,700,000
New York State GO, 3.50%, 1/10/08,
   (LOC Bayerische Landesbank,
   Helaba)..................................      16,150,000          16,150,000
New York State GO, 3.39%, 2/6/08,
   (LOC Morgan Guaranty, Bayerische
   Landesbank, Girozentrale,
   Landesbank Hessen).......................       5,200,000           5,200,000



SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    16

--------------------------------------------------------------------------------
  HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
  TAX-FREE NOTES AND COMMERCIAL PAPER, CONTINUED
--------------------------------------------------------------------------------

                                                  SHARES OR
                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEW YORK, CONTINUED
New York State Power Authority
   Revenue, 3.70%, 11/2/07, (Credit
   Agreement JP.Morgan Chase Bank,
   Scotia Bank, State Street B&T Co.,
   Bayerische Landesbank, Wachovia
   Bank, Landesbank Baden-Wurt,
   Bank of New York)........................      26,120,000          26,120,000
                                                                    ------------
TOTAL TAX-FREE NOTES AND
   COMMERCIAL PAPER
   (COST $262,864,625)......................                         262,864,625
                                                                    ------------

--------------------------------------------------------------------------------
  INVESTMENT COMPANIES--0.9%
--------------------------------------------------------------------------------
BlackRock Liquidity New York
   Money Fund Portfolio Institutional
   Shares 3.28%, (c)........................       8,863,687           8,863,687
Northern Institutional Tax Exempt
   Portfolio 3.16%, Shares class, (c).......               1                   1
                                                                    ------------
TOTAL INVESTMENT
   COMPANIES (COST $8,863,688)..............                           8,863,688
TOTAL INVESTMENTS
   (COST $942,878,313) -- 95.0%.............                         942,878,313
                                                                    ============


----------------------
    Percentages indicated are based on net assets of $992,404,160.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.
AMT   -- Interest on security is subject to Federal Alternative
         Minimum Tax
FGIC  -- Financial Guaranty Insurance Co.
FNMA  -- Federal National Mortgage Association
FSA   -- Financial Security Assurance
GO    -- General Obligation
IDA   -- Industrial Development Agency
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Insurance Association
PLC   -- Public Limited Co.
SPA   -- Standby Purchase Agreement

17    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                       HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES--52.1%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

ARIZONA - 1.7%
Yavapai County Arizona Highway
   Construction Advancement
   Revenue, 3.45%, 7/1/18, (LOC
   Landesbank - Hessen Thuringen) (a).......       1,000,000           1,000,000

FLORIDA - 6.3%
Broward County Florida Housing
   Finance Authority Multi-family
   Housing Revenue, 3.25%, 12/1/29,
   (Credit Support FHLMC) (a)...............       2,000,000           1,999,981
Orange County Florida Housing
   Finance Authority Multi-family
   Revenue, 3.26%, 7/1/32, (Credit
   Support FHLMC) (a).......................       1,000,000             999,980
Volusia County Florida Housing
   Finance Authority Multi-family
   Revenue, 3.25%, 10/15/32, (Credit
   Support FNMA) (a)........................         700,000             699,998
                                                                     -----------
                                                                       3,699,959
                                                                     -----------

GEORGIA - 0.9%
Georgia Municipal Gas Authority
   Revenue, 3.28%, 11/1/07, (LOC
   Wachovia Bank N.A., Bayerische
   Landesbank, Morgan Guaranty
   Trust, Bank of America N.A.) (a).........         545,000             545,000

ILLINOIS - 11.3%
Chicago Illinois O'Hare International
   Airport Supply Facilities Revenue,
   3.33%, 5/1/18, AMT, (LOC Societe
   Generale) (a)............................         800,000             800,000
Illinois Development Finance
   Authority Revenue, 3.33%, 6/1/37,
   (LOC Bank One N.A.) (a)..................       2,000,000           2,000,000
Illinois Finance Authority Revenue,
   3.28%, 3/1/36, (LOC JP Morgan
   Chase Bank) (a)..........................       1,300,000           1,300,000
Illinois Finance Authority Revenue,
   3.50%, 4/1/37, (LOC JP Morgan
   Chase Bank) (a)..........................         600,000             600,000
University of Illinois Revenue,
   3.25%, 1/15/22, (Credit Support
   FGIC, SpA Dexia Credit Local) (a)........       2,000,000           2,000,000
                                                                     -----------
                                                                       6,700,000
                                                                     -----------

INDIANA - 0.6%
Health Facilities Financing Authority
   Hospital Revenue, 3.28%, 11/1/20,
   (LOC National City Bank) (a).............         335,000             335,000

IOWA - 2.5%
Iowa Higher Educational Loan
   Authority Revenue, 3.33%,
   12/1/15, (Credit Support MBIA,
   SpA Chase Manhattan Bank) (a)............       1,500,000           1,500,000

KENTUCKY - 3.7%
Ohio County Kentucky Pollution
   Control Revenue, 3.25%, 6/1/13,
   (Credit Support AMBAC, SpA
   Dexia Credit Local) (a)..................       2,200,000           2,200,000


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

NEBRASKA - 0.9%
Sarpy County Hospital Authority No 1
   Health Facilities Revenue, Series B,
   3.59%, 7/1/30, (LOC Allied
   Irish Bank plc) (a)......................         550,000             550,000

NEW MEXICO - 0.8%
Farmington New Mexico Hospital
   Revenue, 3.46%, 6/1/28, (LOC
   Bank of Nova Scotia) (a).................         500,000             500,000

OHIO - 2.9%
Hamilton County Ohio Health Care
   Facilities Revenue, Series B,
   3.45%, 6/1/35, (LOC Keybank
   N.A.) (a)................................         700,000             700,000
Ohio State Air Quality Development
   Authority Revenue, 3.32%,
   12/1/23, (LOC Keybank N.A.) (a)..........       1,000,000           1,000,000
                                                                     -----------
                                                                       1,700,000
                                                                     -----------

OREGON - 1.7%
Oregon State Health Housing
   Educational & Cultural Facilities
   Authority Revenue, 3.46%, 3/1/33,
   (LOC Keybank N.A.) (a)...................       1,000,000           1,000,000

PENNSYLVANIA - 8.0%
Dauphin County Pennsylvania
   General Authority Revenue,
   Subseries S, 3.46%, 6/1/26, (Credit
   Support FSA, SpA Bank of Nova
   Scotia, KBC Bank NV) (a).................       1,165,000           1,165,000
Emmaus Pennsylvania General
   Authority Revenue, Subseries B-27,
   3.27%, 3/1/24, (LOC Depfa Bank
   plc) (a).................................       1,300,000           1,300,000
Emmaus Pennsylvania General
   Authority Revenue, Subseries E-20,
   3.27%, 3/1/24, (LOC Depfa Bank
   plc) (a).................................         500,000             500,000
Emmaus Pennsylvania General
   Authority Revenue, Subseries G-19,
   3.27%, 3/1/24, (LOC Depfa Bank
   plc) (a).................................         460,000             460,000
Washington County Pennsylvania
   Authority Lease Revenue, 3.26%,
   12/15/18, (LOC First Union
   National Bank) (a).......................       1,300,000           1,300,000
                                                                     -----------
                                                                       4,725,000
                                                                     -----------

RHODE ISLAND - 1.8%
Providence Housing Authority Multi-
   Family Revenue, Series B, 3.62%,
   9/1/17, (LOC Bank of America
   N.A.) (a)(b).............................         575,000             575,000
Providence Housing Authority Multi-
   Family Revenue, Series A, 3.62%,
   9/1/30, (LOC Bank of America
   N.A.) (a)(b).............................         500,000             500,000
                                                                     -----------
                                                                       1,075,000
                                                                     -----------



SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    18

--------------------------------------------------------------------------------
  HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

TENNESSEE - 2.1%
Metropolitan Government Nashville
   & Davidson County Industrial
   Development Revenue, 3.25%,
   2/15/34, (Credit Support
   FNMA) (a)................................         800,000             800,000
Sevier County Public Building
   Authority Revenue, 3.62%, 6/1/20,
   (Credit Support AMBAC, SpA
   Depfa Bank plc) (a)......................         435,000             435,000
                                                                     -----------
                                                                       1,235,000
                                                                     -----------

TEXAS - 2.8%
Garland Texas Industrial
   Development Authority Revenue,
   3.50%, 12/1/14, (LOC Wells Fargo
   Bank N.A.) (a)(b)........................       1,625,000           1,625,000

WASHINGTON - 4.1%
Washington State Health Care
   Facilities Authority Revenue,
   3.34%, 11/15/26, (LOC Citibank
   N.A.) (a)(b).............................       1,500,000           1,500,000
Washington State Housing Finance
   Commission Revenue, 3.60%,
   3/1/41, AMT, (LOC Bank of
   America N.A.) (a)........................         900,000             900,000
                                                                     -----------
                                                                       2,400,000
                                                                     -----------
TOTAL VARIABLE RATE DEMAND
   NOTES (COST $30,789,959).................                          30,789,959
                                                                     -----------

--------------------------------------------------------------------------------
  TAX-FREE NOTES AND COMMERCIAL PAPER--40.6%
--------------------------------------------------------------------------------

CALIFORNIA - 3.4%
Los Angeles County California GO,
   4.50%, 6/30/08...........................       2,000,000           2,011,223

FLORIDA - 12.6%
Citizens Property Insurance Corp.
   Florida, 5.00%, 3/1/08, (Credit
   Support MBIA)............................       1,000,000           1,004,266
Florida Local Government Finance
   Commission, Series A, 3.55%,
   12/11/07, (LOC First Union
   National Bank)...........................         435,000             435,000
Greater Orlando Aviation Airport
   Facilities, Series B, 3.73%,
   11/8/07, AMT, (LOC Bayerische
   Landesbank, State Street B&T Co.)........       2,000,000           2,000,000
Hillsborough County Capital
   Improvement Program, Series A,
   3.55%, 11/8/07, (LOC State Street
   B&T Co.).................................       2,000,000           2,000,000
Hillsborough County Capital
   Improvement Program, Series A,
   3.60%, 11/8/07, (LOC State Street
   B&T Co.).................................       2,000,000           2,000,000
                                                                     -----------
                                                                       7,439,266
                                                                     -----------

HAWAII - 5.4%
Honolulu City & County GO, Series
   H, 3.41%, 2/6/08, (LOC Helaba)...........       2,000,000           2,000,000


--------------------------------------------------------------------------------
  TAX-FREE NOTES AND COMMERCIAL PAPER, CONTINUED
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

HAWAII, CONTINUED
State of Hawaii Airports System
   Revenue, 5.00%, 7/1/08, AMT,
   (Credit Support FGIC)....................       1,200,000           1,209,116
                                                                     -----------
                                                                       3,209,116
                                                                     -----------

ILLINOIS - 5.2%
Illinois Development Finance
   Authority Gas Supply Revenue,
   3.05%, 2/1/33, (Credit Support
   AMBAC) (a)...............................       1,970,000           1,965,784
Illinois Finance Authority Revenue,
   5.00%, 11/15/07, (Credit Support
   AMBAC)...................................       1,120,000           1,120,502
                                                                     -----------
                                                                       3,086,286
                                                                     -----------

MICHIGAN - 1.7%
Detroit Michigan GO, 4.50%, 3/1/08,
   (LOC Scotiabank).........................       1,000,000           1,002,547

NEVADA - 3.4%
Las Vegas Convention & Visitors
   Authority Revenue, Series 06-A,
   3.45%, 1/8/08, (LOC Fortis Bank,
   Bank of Nova Scotia, State Street
   B&T Co.).................................       2,000,000           2,000,000

PENNSYLVANIA - 3.4%
Montgomery County Pennsylvania
   Industrial Pollution Control, Series
   94-A, 3.50%, 1/10/08, (LOC BNP
   Paribas).................................       2,000,000           2,000,000

TEXAS - 5.5%
County of Bexar Metropolitan Water
   District, Series 97, 3.72%, 12/4/07,
   (LOC Banc of America)....................       2,000,000           2,000,000
Harris County Texas Flood Control
   District, Series F, 3.55%, 12/11/07,
   (LOC Helaba).............................       1,300,000           1,300,000
                                                                     -----------
                                                                       3,300,000
                                                                     -----------
TOTAL TAX-FREE NOTES AND
   COMMERCIAL PAPER
   (COST $24,048,438).......................                          24,048,438
                                                                     -----------

--------------------------------------------------------------------------------
  INVESTMENT COMPANIES--1.6%
--------------------------------------------------------------------------------
BlackRock Liquidity Funds
   MuniFund Portfolio Institutional
   Shares, 3.33% (c)........................         938,136             938,136
Northern Institutional Tax Exempt
   Portfolio, Shares class, 3.16% (c).......               1                   1
                                                                     -----------
TOTAL INVESTMENT COMPANIES
   (COST $938,137)..........................                             938,137
                                                                     -----------
TOTAL INVESTMENTS
   (COST $55,776,534) -- 94.3%..............                          55,776,534
                                                                     ===========



19    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                       HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

    Percentages indicated are based on net assets of $59,119,783.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.
AMT   -- Interest on security is subject to Federal Alternative
         Minimum tax
FGIC  -- Financial Guaranty Insurance Co.
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Financial Security Assurance
GO    -- General Obligation
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Insurance Association
PLC   -- Public Limited Co.
SPA   -- Standby Purchase Agreement.





SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    20

--------------------------------------------------------------------------------
  HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
  U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS--56.6%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

FEDERAL FARM CREDIT BANK - 8.6%
   4.73%, 11/14/07 (a)......................      50,000,000          49,999,722
   4.43%, 11/26/07 (b)......................     100,000,000          99,697,917
   4.43%, 11/27/07 (b)......................      50,000,000          49,842,917
   4.98%, 4/1/08 (a)........................     150,000,000         149,983,277
   4.37%, 4/29/08 (b).......................      71,000,000          69,501,900
   4.73%, 5/27/08 (a).......................      50,000,000          49,995,625
   4.72%, 11/24/08 (a)......................      50,000,000          49,992,113
   5.09%, 5/11/09 (a).......................     150,000,000         149,978,112
   4.71%, 6/8/09 (a)........................     100,000,000          99,984,675
                                                                  --------------
                                                                     768,976,258
                                                                  --------------

FEDERAL HOME LOAN BANK - 48.0%
   4.47%, 11/13/07 (b)......................     600,143,000         599,263,455
   4.82%, 11/14/07 (b)......................     100,000,000          99,829,917
   4.53%, 11/20/07 (b)......................      50,480,000          50,361,442
   4.54%, 11/26/07 (b)......................     286,358,000         285,471,086
   4.72%, 11/30/07 (b)......................     655,854,000         653,415,390
   4.72%, 12/7/07(b)........................     200,000,000         199,088,000
   4.83%, 12/10/07 (b)......................     250,000,000         248,724,375
   4.88%, 12/12/07(b).......................     279,655,000         278,153,291
   4.68%, 12/21/07(b).......................     304,179,000         302,263,127
   5.05%, 1/17/08 (a).......................     300,000,000         299,973,201
   4.94%, 1/22/08(b)........................     100,000,000          98,922,611
   4.39%, 1/31/08 (b).......................     400,000,000         395,672,444
   4.97%, 3/5/08 (b)........................      50,000,000          49,169,271
   5.44%, 3/19/08 (a).......................     100,000,000          99,985,239
   5.33%, 5/28/08 (a).......................     100,000,000          99,969,513
   5.54%, 9/17/08 (a).......................     150,000,000         149,941,629
   5.09%, 10/10/08 (a)......................      50,000,000          49,984,798
   4.93%, 10/24/08 (a)......................     100,000,000          99,969,435
   5.42%, 11/14/08 (a)......................     100,000,000          99,969,638
   5.44%, 2/18/09 (a).......................     200,000,000         200,000,000
                                                                  --------------
                                                                   4,360,127,862
                                                                  --------------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS
   (COST $5,129,104,120)....................                       5,129,104,120
                                                                  --------------

--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS--43.3%
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT($)           VALUE($)
                                                 ------------          --------

REPURCHASE AGREEMENTS - 43.3%
Goldman Sachs, purchased on
   10/31/07, 4.78%, due 11/01/07
   with a maturity value of
   $500,066,389 (Collateralized fully
   by various U.S. Government and
   Government Agency Obligations)...........     500,000,000         500,000,000
Lehman Brothers, purchased on
   10/31/07, 4.65%, due 11/01/07
   with a maturity value of
   $1,500,193,750 (Collateralized
   fully by various U.S. Government and
   Government Agency Obligations)...........   1,500,000,000       1,500,000,000
Lehman Brothers, purchased on
   10/31/07, 4.30%, due 11/01/07
   with a maturity value of
   $432,042,599 (Collateralized fully
   by various U.S. Government and
   Government Agency Obligations)...........     431,991,000         431,991,000
Morgan Stanley Dean Witter,
   purchased on 10/31/07, 4.75%, due
   11/01/07 with a maturity value of
   $1,500,197,917 (Collateralized
   fully by various U.S. Government and
   Government Agency Obligations)...........   1,500,000,000       1,500,000,000
                                                                  --------------
TOTAL REPURCHASE AGREEMENTS
   (COST $3,931,991,000)....................                       3,931,991,000
                                                                  --------------
TOTAL INVESTMENTS
   (COST $9,061,095,120) -- 99.9%...........                       9,061,095,120
                                                                  ==============

----------------------
    Percentages indicated are based on net assets of $9,069,080,414.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Discount note. Rate presented represents the effective yield at time of purchase.


21     HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS--105.1%
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT($)         VALUE($)
                                                   ------------        --------

U.S. TREASURY BILLS - 99.0% *
   4.65%, 11/1/07................................   31,965,000        31,965,000
   3.10%, 11/8/07................................   32,290,000        32,270,606
   3.71%, 11/15/07...............................    7,260,000         7,249,554
   3.99%, 11/23/07...............................   35,780,000        35,693,189
   3.57%, 11/29/07...............................   51,275,000        51,133,191
   4.03%, 12/6/07................................   50,000,000        49,808,472
   3.95%, 12/13/07...............................   30,000,000        29,863,150
   4.08%, 12/20/07...............................   50,000,000        49,725,328
   3.76%, 12/27/07...............................   50,000,000        49,710,589
   3.91%, 1/3/08.................................   25,000,000        24,830,687
   3.98%, 1/10/08................................   40,000,000        39,693,478
   4.21%, 1/17/08................................   40,000,000        39,643,661
   3.95%, 1/24/08................................   25,000,000        24,771,858
   3.94%, 1/31/08................................   25,000,000        24,753,542
                                                                    ------------
                                                                     491,112,305
                                                                    ------------

U.S. TREASURY NOTES - 6.1%
   3.00%, 11/15/07...............................   30,000,000        29,991,951
                                                                    ------------
TOTAL INVESTMENTS
   (COST $521,104,256) -- 105.1%.................                    521,104,256
                                                                    ============

-------------------------
    Percentages indicated are based on net assets of  496,232,049.

* Discount note. Rate presented represents the effective yield at time of purchase.


SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    22

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--AS OF OCTOBER 31, 2007

                                                                             ---------------    ---------------    ---------------
                                                                                CALIFORNIA                            NEW YORK
                                                                                 TAX-FREE                             TAX-FREE
                                                                               MONEY MARKET      MONEY MARKET       MONEY MARKET
                                                                                   FUND              FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at amortized cost                                         $   117,050,655    $ 7,492,306,336    $   942,878,313
      Cash                                                                                --                677                 --
      Interest and dividends receivable                                              758,593         25,814,635          4,376,149
      Receivable for capital shares issued                                           295,355         19,243,921          2,174,131
      Receivable for investments sold                                              6,300,000                 --         46,000,000
      Prepaid expenses and other assets                                               45,960            188,722             61,066
                                                                             ---------------    ---------------    ---------------
      TOTAL ASSETS                                                               124,450,563      7,537,554,291        995,489,659
                                                                             ---------------    ---------------    ---------------

LIABILITIES:
      Payable for investments purchased                                                   --         98,778,444                 --
      Dividends payable                                                              329,787         28,698,357          2,641,180
      Accrued expenses and other liabilities:
           Investment Management                                                       5,346          1,027,680            126,398
           Administration                                                              7,914            232,260             58,805
           Distribution                                                                  648            199,608                 49
           Shareholder Servicing                                                      19,477            983,647            144,966
           Compliance Service                                                             92              4,524              1,030
           Transfer Agent                                                              4,364             39,621              8,538
           Trustee                                                                        78             13,129              2,755
           Other                                                                      16,407            726,983            101,778
                                                                             ---------------    ---------------    ---------------
      TOTAL LIABILITIES                                                              384,113        130,704,253          3,085,499
                                                                             ---------------    ---------------    ---------------
NET ASSETS                                                                   $   124,066,450    $ 7,406,850,038    $   992,404,160
                                                                             ===============    ===============    ===============

...................................................................................................................................

COMPOSITION OF NET ASSETS:
      Capital                                                                $   124,045,270    $ 7,406,410,076    $   992,249,691
      Accumulated net investment income (loss)                                        21,204            713,985            166,207
      Accumulated net realized gains (losses) from investment transactions               (24)          (274,023)           (11,738)
                                                                             ---------------    ---------------    ---------------
NET ASSETS                                                                   $   124,066,450    $ 7,406,850,038    $   992,404,160
                                                                             ===============    ===============    ===============

...................................................................................................................................

NET ASSETS:
      Class A Shares                                                         $            --    $   471,147,811    $   120,840,921
      Class B Shares                                                                      --            203,799             34,247
      Class C Shares                                                               1,018,453        317,216,622                  1
      Class D Shares                                                              90,843,268      3,710,803,236        531,863,726
      Class I Shares                                                                      --      1,870,484,826                 --
      Class Y Shares                                                              32,204,729      1,036,993,744        339,665,265
                                                                             ---------------    ---------------    ---------------
                                                                             $   124,066,450    $ 7,406,850,038    $   992,404,160
                                                                             ===============    ===============    ===============

SHARES OUTSTANDING
  ($0.001 par value, unlimited number of shares authorized):
      Class A Shares                                                                      --        471,104,107        120,825,072
      Class B Shares                                                                      --            203,791             34,202
      Class C Shares                                                               1,018,476        317,188,785                  1
      Class D Shares                                                              90,827,715      3,710,524,454        531,777,196
      Class I Shares                                                                      --      1,870,460,386                 --
      Class Y Shares                                                              32,200,699      1,036,943,206        339,613,300

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A Shares                                                         $            --    $          1.00    $          1.00
      Class B Shares*                                                        $            --    $          1.00    $          1.00
      Class C Shares*                                                        $          1.00    $          1.00    $          1.00
      Class D Shares                                                         $          1.00    $          1.00    $          1.00
      Class I Shares                                                         $            --    $          1.00    $            --
      Class Y Shares                                                         $          1.00    $          1.00    $          1.00

---------------------
* Redemption price per share varies by length of time shares held.


23    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                                             ---------------   ---------------    ---------------
                                                                                                    U.S.
                                                                                TAX-FREE         GOVERNMENT        U.S. TREASURY
                                                                              MONEY MARKET      MONEY MARKET       MONEY MARKET
                                                                                  FUND              FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at amortized cost                                         $    55,776,534   $ 5,129,104,120    $   521,104,256
      Repurchase agreements, at cost                                                      --     3,931,991,000                 --
      Cash                                                                                --               933              2,076
      Interest and dividends receivable                                              304,971        12,156,210            415,761
      Receivable for capital shares issued                                            35,039        33,090,293          1,026,918
      Receivable for investments sold                                              3,170,000                --                 --
      Prepaid expenses and other assets                                               46,059           123,382            106,991
                                                                             ---------------   ---------------    ---------------
      TOTAL ASSETS                                                                59,332,603     9,106,465,938        522,656,002
                                                                             ---------------   ---------------    ---------------

LIABILITIES:
      Payable for investments purchased                                                   --                --         24,753,542
      Dividends payable                                                              185,705        34,726,137          1,419,693
      Accrued expenses and other liabilities:
           Investment Management                                                         854         1,433,425             73,699
           Administration                                                              5,451           340,483              8,584
           Distribution                                                                    9               906                 31
           Shareholder Servicing                                                       9,239           533,709             94,481
           Compliance Service                                                             55                --                907
           Transfer Agent                                                              4,367            14,608              7,105
           Trustee                                                                       181             5,477              3,676
           Other                                                                       6,959           330,779             62,235
                                                                             ---------------   ---------------    ---------------
      TOTAL LIABILITIES                                                              212,820        37,385,524         26,423,953
                                                                             ---------------   ---------------    ---------------
NET ASSETS                                                                   $    59,119,783   $ 9,069,080,414    $   496,232,049
                                                                             ===============   ===============    ===============

..................................................................................................................................

COMPOSITION OF NET ASSETS:
      Capital                                                                $    59,119,757   $ 9,068,607,523    $   496,295,508
      Accumulated net investment income (loss)                                            26           475,061             26,578
      Accumulated net realized gains (losses) from investment transactions                --            (2,170)           (90,037)
                                                                             ---------------   ---------------    ---------------
NET ASSETS                                                                   $    59,119,783   $ 9,069,080,414    $   496,232,049
                                                                             ===============   ===============    ===============

..................................................................................................................................

NET ASSETS:
      Class A Shares                                                         $            --   $ 1,090,807,387    $    84,354,760
      Class B Shares                                                                      --               628             41,306
      Class C Shares                                                                      --           427,838                 10
      Class D Shares                                                              40,183,997       761,154,863        297,119,940
      Class I Shares                                                                      --       949,095,318         73,459,609
      Class Y Shares                                                              18,935,786     6,267,594,380         41,256,424
                                                                             ---------------   ---------------    ---------------
                                                                             $    59,119,783   $ 9,069,080,414    $   496,232,049
                                                                             ===============   ===============    ===============

SHARES OUTSTANDING
  ($0.001 par value, unlimited number of shares authorized):
      Class A Shares                                                                      --     1,090,357,235         84,388,537
      Class B Shares                                                                      --               628             41,313
      Class C Shares                                                                      --           427,794                 10
      Class D Shares                                                              40,183,141       761,062,549        297,146,192
      Class I Shares                                                                      --       949,131,011         73,468,745
      Class Y Shares                                                              18,936,248     6,267,628,663         41,262,579

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A Shares                                                         $            --   $          1.00    $          1.00
      Class B Shares*                                                        $            --   $          1.00    $          1.00
      Class C Shares*                                                        $            --   $          1.00    $          1.00
      Class D Shares                                                         $          1.00   $          1.00    $          1.00
      Class I Shares                                                         $            --   $          1.00    $          1.00
      Class Y Shares                                                         $          1.00   $          1.00    $          1.00

---------------------
* Redemption price per share varies by length of time shares held.


SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    24

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2007

                                                                                  -------------    -------------    -------------
                                                                                   CALIFORNIA                          NEW YORK
                                                                                    TAX-FREE                           TAX-FREE
                                                                                  MONEY MARKET     MONEY MARKET      MONEY MARKET
                                                                                      FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Interest                                                                    $   4,730,384    $ 354,097,708    $  31,191,218
      Dividends                                                                          64,705               --          449,817
                                                                                  -------------    -------------    -------------
      TOTAL INVESTMENT INCOME                                                         4,795,089      354,097,708       31,641,035
                                                                                  -------------    -------------    -------------

..................................................................................................................................

EXPENSES:
      Investment Management:                                                            134,317        6,619,625          870,636
           Advisory Services
           Operational Support--Class A Shares                                               23          393,259           64,419
           Operational Support--Class B Shares                                               --              157               17
           Operational Support--Class C Shares                                              733          279,863               --
           Operational Support--Class D Shares                                          102,084        3,150,132          216,009
           Operational Support--Class Y Shares                                           31,476          919,144          154,875
      Administration                                                                     79,279        3,946,227          513,565
      Distribution:
           Class B Shares                                                                    --            1,175              260
           Class C Shares                                                                 5,501        2,098,987               --
      Shareholder Servicing:
           Class A Shares                                                                    31        1,573,049          515,352
           Class B Shares                                                                    --              392               86
           Class C Shares                                                                 1,834          699,663               --
           Class D Shares                                                               255,236        7,875,388        1,080,042
      Accounting                                                                         71,978           76,608           74,115
      Compliance Service                                                                  2,841          136,908           18,070
      Custodian                                                                          30,992          555,033          102,105
      Interest                                                                            1,994            5,865              862
      Printing                                                                            6,421          307,844           44,320
      Transfer Agent                                                                     51,660          150,200           61,420
      Trustee                                                                             6,405          302,858           40,176
      Registration fees                                                                     872           80,501            7,918
      Other                                                                              28,247        1,391,947          180,581
                                                                                  -------------    -------------    -------------
           Total expenses before fee reductions                                         811,924       30,564,825        3,944,828
           Fees reduced by Investment Adviser                                          (201,473)        (610,242)              --
           Expenses reimbursed by Investment Adviser                                    (19,085)      (1,322,568)        (183,918)
           Fees reduced by Administrator                                                     --       (1,090,816)              --
                                                                                  -------------    -------------    -------------
           NET EXPENSES                                                                 591,366       27,541,199        3,760,910
                                                                                  -------------    -------------    -------------

..................................................................................................................................

NET INVESTMENT INCOME (LOSS)                                                          4,203,723      326,556,509       27,880,125
                                                                                  -------------    -------------    -------------

..................................................................................................................................

NET REALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS                                     --         (197,657)           4,817
                                                                                  -------------    -------------    -------------

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                    $   4,203,723    $ 326,358,852    $  27,884,942
                                                                                  =============    =============    =============


25    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                                                   -------------    -------------    -------------
                                                                                                         U.S.
                                                                                     TAX-FREE         GOVERNMENT     U.S. TREASURY
                                                                                   MONEY MARKET      MONEY MARKET    MONEY MARKET
                                                                                       FUND              FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Interest                                                                     $   2,425,058    $ 208,695,904    $  23,007,673
      Dividends                                                                           45,004                2               --
                                                                                   -------------    -------------    -------------
      TOTAL INVESTMENT INCOME                                                          2,470,062      208,695,906       23,007,673
                                                                                   -------------    -------------    -------------

..................................................................................................................................

EXPENSES:
      Investment Management:                                                              67,448        4,065,812          482,604
           Advisory Services
           Operational Support--Class A Shares                                                 2        1,568,128           75,404
           Operational Support--Class B Shares                                                --               --               40
           Operational Support--Class C Shares                                                 4              225               --
           Operational Support--Class D Shares                                            45,178          944,326          322,477
           Operational Support--Class Y Shares                                            22,264        1,350,471           71,408
      Administration                                                                      40,802        2,232,851          280,106
      Distribution:
           Class B Shares                                                                     --                4              304
           Class C Shares                                                                     34            1,686               --
      Shareholder Servicing:
           Class A Shares                                                                      7        6,272,570          301,617
           Class B Shares                                                                     --               --              101
           Class C Shares                                                                     11              562               --
           Class D Shares                                                                112,946        2,360,832          806,200
      Accounting                                                                          76,579           75,548           75,280
      Compliance Service                                                                   1,444           58,133           10,796
      Custodian                                                                           20,642          322,244           74,136
      Interest                                                                               991               --              481
      Printing                                                                             4,593          153,902           23,647
      Transfer Agent                                                                      59,987           87,687           62,860
      Trustee                                                                              3,042          134,719           23,787
      Registration fees                                                                      569           43,894            5,415
      Other                                                                               35,863          563,860          117,848
                                                                                   -------------    -------------    -------------
           Total expenses before fee reductions                                          492,406       20,237,454        2,734,511
           Fees reduced by Investment Adviser                                           (134,899)        (200,587)         (48,266)
           Expenses reimbursed by Investment Adviser                                          --         (819,066)         (59,991)
           Fees reduced by Administrator                                                      --         (363,756)        (194,600)
                                                                                   -------------    -------------    -------------
           NET EXPENSES                                                                  357,507       18,854,045        2,431,654
                                                                                   -------------    -------------    -------------

..................................................................................................................................

NET INVESTMENT INCOME (LOSS)                                                           2,112,555      189,841,861       20,576,019
                                                                                   -------------    -------------    -------------

..................................................................................................................................

NET REALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS                                      26           (1,018)         139,929
                                                                                   -------------    -------------    -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                     $   2,112,581    $ 189,840,843    $  20,715,948
                                                                                   =============    =============    =============


SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    26

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                    -----------------------------------   -----------------------------------
                                                            CALIFORNIA TAX-FREE                      MONEY MARKET
                                                             MONEY MARKET FUND                           FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                        FOR THE            FOR THE            FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)                  $     4,203,723    $     3,596,308    $   326,556,509    $   202,595,411
      Net realized gains (losses) from investment
        transactions                                             --                (24)          (197,657)            (3,997)
                                                    ---------------    ---------------    ---------------    ---------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             4,203,723          3,596,284        326,358,852        202,591,414
                                                    ---------------    ---------------    ---------------    ---------------

.............................................................................................................................

DIVIDENDS:
NET INVESTMENT INCOME:
      Class A Shares                                           (210)                --        (18,350,728)       (13,927,762)
      Class B Shares                                             --                 --             (6,369)            (3,581)
      Class C Shares                                        (17,686)                --        (11,381,430)        (7,538,337)
      Class D Shares                                     (3,123,504)        (2,603,016)      (151,729,252)       (74,266,630)
      Class I Shares                                             --                 --        (97,641,625)       (86,061,967)
      Class Y Shares                                     (1,041,119)          (993,334)       (46,569,350)       (20,956,084)
                                                    ---------------    ---------------    ---------------    ---------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                                 (4,182,519)        (3,596,350)      (325,678,754)      (202,754,361)
                                                    ---------------    ---------------    ---------------    ---------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                          (5,754,555)       (46,570,549)     1,982,137,166      1,736,093,902
                                                    ---------------    ---------------    ---------------    ---------------
CHANGE IN NET ASSETS                                     (5,733,351)       (46,570,615)     1,982,817,264      1,735,930,955
                                                    ---------------    ---------------    ---------------    ---------------

.............................................................................................................................

NET ASSETS:
      Beginning of period                               129,799,801        176,370,416      5,424,032,774      3,688,101,819
                                                    ---------------    ---------------    ---------------    ---------------
      End of period                                 $   124,066,450    $   129,799,801    $ 7,406,850,038    $ 5,424,032,774
                                                    ===============    ===============    ===============    ===============
   Accumulated net investment income (loss)         $        21,204    $            --    $       713,985    $      (163,770)
                                                    ===============    ===============    ===============    ===============


27    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                              ------------------------------------    ------------------------------------
                                                      CALIFORNIA TAX-FREE                        MONEY MARKET
                                                       MONEY MARKET FUND                             FUND
--------------------------------------------------------------------------------------------------------------------------
                                                  FOR THE             FOR THE             FOR THE             FOR THE
                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2007    OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
      Proceeds from shares issued             $        937,407    $             --    $  1,113,134,505    $    883,823,452
      Dividends reinvested                                 210                  --          14,136,518           9,649,618
      Value of shares redeemed                        (937,617)                 --      (1,071,695,496)       (721,723,532)
                                              ----------------    ----------------    ----------------    ----------------
CLASS A SHARES CAPITAL TRANSACTIONS                         --                  --          55,575,527         171,749,538
                                              ----------------    ----------------    ----------------    ----------------

...........................................................................................................................

CLASS B SHARES:
      Proceeds from shares issued                           --                  --             160,209              34,871
      Dividends reinvested                                  --                  --               1,890               2,873
      Value of shares redeemed                              --                  --             (67,124)            (17,101)
                                              ----------------    ----------------    ----------------    ----------------
CLASS B SHARES CAPITAL TRANSACTIONS                         --                  --              94,975              20,643
                                              ----------------    ----------------    ----------------    ----------------

...........................................................................................................................

CLASS C SHARES:
      Proceeds from shares issued                    2,000,790                  --       1,188,423,887       1,000,173,197
      Dividends reinvested                              17,686                  --          11,378,953           7,936,354
      Value of shares redeemed                      (1,000,000)                 --      (1,150,696,268)       (935,278,456)
                                              ----------------    ----------------    ----------------    ----------------
CLASS C SHARES CAPITAL TRANSACTIONS                  1,018,476                  --          49,106,572          72,831,095
                                              ----------------    ----------------    ----------------    ----------------

...........................................................................................................................

CLASS D SHARES:
      Proceeds from shares issued                  251,892,899         183,544,556      15,074,712,309       6,167,669,863
      Dividends reinvested                           2,969,176           2,730,423         108,056,590          66,472,085
      Value of shares redeemed                    (250,722,067)       (232,237,652)    (13,570,728,999)     (5,487,371,537)
                                              ----------------    ----------------    ----------------    ----------------
CLASS D SHARES CAPITAL TRANSACTIONS                  4,140,008         (45,962,673)      1,612,039,900         746,770,411
                                              ----------------    ----------------    ----------------    ----------------

...........................................................................................................................

CLASS I SHARES:
      Proceeds from shares issued                           --                  --      16,058,465,472      13,614,741,991
      Dividends reinvested                                  --                  --          45,106,479          37,389,323
      Value of shares redeemed                              --                  --     (16,344,390,225)    (13,017,626,898)
                                              ----------------    ----------------    ----------------    ----------------
CLASS I SHARES CAPITAL TRANSACTIONS                         --                  --        (240,818,274)        634,504,416
                                              ----------------    ----------------    ----------------    ----------------

...........................................................................................................................

CLASS Y SHARES:
      Proceeds from shares issued                  175,769,011         259,574,305       5,261,868,061       1,829,110,436
      Dividends reinvested                             825,829             894,824          42,696,076          18,094,697
      Value of shares redeemed                    (187,507,879)       (261,077,005)     (4,798,425,671)     (1,736,987,334)
                                              ----------------    ----------------    ----------------    ----------------
CLASS Y SHARES CAPITAL TRANSACTIONS                (10,913,039)           (607,876)        506,138,466         110,217,799
                                              ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                               $     (5,754,555)   $    (46,570,549)   $  1,982,137,166    $  1,736,093,902
                                              ================    ================    ================    ================

SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    28

HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                 -----------------------------------    -----------------------------------
                                                           NEW YORK TAX-FREE                         TAX-FREE
                                                           MONEY MARKET FUND                     MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE            FOR THE             FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2007   OCTOBER 31, 2006    OCTOBER 31, 2007   OCTOBER 31, 2006
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)                $  27,880,125       $  18,565,572       $   2,112,555       $   1,159,701
      Net realized gains from investment
        transactions                                      4,817                  --                  26                  --
                                                  -------------       -------------       -------------       -------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        27,884,942          18,565,572           2,112,581           1,159,701
                                                  -------------       -------------       -------------       -------------

............................................................................................................................

DIVIDENDS:
NET INVESTMENT INCOME:
      Class A Shares                                 (3,816,004)         (3,408,887)                (51)                 (4)
      Class B Shares                                       (816)             (2,178)                 --                  --
      Class C Shares                                         --                  --                (104)                 --
      Class D Shares                                (13,462,790)         (7,115,660)         (1,356,885)           (609,317)
      Class Y Shares                                (10,434,308)         (8,042,717)           (727,629)           (578,400)
                                                  -------------       -------------       -------------       -------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                            (27,713,918)        (18,569,442)         (2,084,669)         (1,187,721)
                                                  -------------       -------------       -------------       -------------

............................................................................................................................

CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                     222,837,670         170,732,675          (1,834,600)         22,493,577
                                                  -------------       -------------       -------------       -------------
CHANGE IN NET ASSETS                                223,008,694         170,728,805          (1,806,688)         22,465,557

............................................................................................................................

NET ASSETS:
      Beginning of period                           769,395,466         598,666,661          60,926,471          38,460,914
                                                  -------------       -------------       -------------       -------------
      End of period                               $ 992,404,160       $ 769,395,466       $  59,119,783       $  60,926,471
                                                  =============       =============       =============       =============
      Accumulated net investment income (loss)    $     166,207       $          --       $          26       $     (27,886)
                                                  =============       =============       =============       =============

29    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                ------------------------------------     -------------------------------------
                                                         NEW YORK TAX-FREE                             TAX-FREE
                                                         MONEY MARKET FUND                         MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE              FOR THE              FOR THE              FOR THE
                                                  YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2007     OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
      Proceeds from shares issued               $   239,851,195      $   341,141,059      $       636,790      $         2,471
      Dividends reinvested                            3,475,379            3,407,595                   51                    4
      Value of shares redeemed                     (276,037,704)        (319,243,194)            (637,474)              (1,842)
                                                ---------------      ---------------      ---------------      ---------------
CLASS A SHARES CAPITAL TRANSACTIONS                 (32,711,130)          25,305,460                 (633)                 633
                                                ---------------      ---------------      ---------------      ---------------

...............................................................................................................................

CLASS B SHARES:
      Proceeds from shares issued                            --               21,500                   --                   --
      Dividends reinvested                                  798                2,373                   --                   --
      Value of shares redeemed                          (21,856)            (196,101)                  --                   --
                                                ---------------      ---------------      ---------------      ---------------
CLASS B SHARES CAPITAL TRANSACTIONS                     (21,058)            (172,228)                  --                   --
                                                ---------------      ---------------      ---------------      ---------------

...............................................................................................................................

CLASS C SHARES:
      Proceeds from shares issued                            --                   --              108,846                   --
      Dividends reinvested                                   --                   --                   14                   --
      Value of shares redeemed                               --                   --             (108,860)                  --
                                                ---------------      ---------------      ---------------      ---------------
CLASS C SHARES CAPITAL TRANSACTIONS                          --                   --                   --                   --
                                                ---------------      ---------------      ---------------      ---------------

...............................................................................................................................

CLASS D SHARES:
      Proceeds from shares issued                 2,182,879,545        1,145,048,468          110,671,452           79,032,559
      Dividends reinvested                           11,952,900            6,769,712              332,852               54,026
      Value of shares redeemed                   (2,015,682,505)        (988,724,397)        (119,339,588)         (42,460,279)
                                                ---------------      ---------------      ---------------      ---------------
CLASS D SHARES CAPITAL TRANSACTIONS                 179,149,940          163,093,783           (8,335,284)          36,626,306
                                                ---------------      ---------------      ---------------      ---------------

...............................................................................................................................

CLASS Y SHARES:
      Proceeds from shares issued                 1,086,228,581          947,344,437          188,182,168           80,692,819
      Dividends reinvested                            7,182,631            5,835,726               26,952               43,576
      Value of shares redeemed                   (1,016,991,294)        (970,674,503)        (181,707,803)         (94,869,757)
                                                ---------------      ---------------      ---------------      ---------------
CLASS Y SHARES CAPITAL TRANSACTIONS                  76,419,918          (17,494,340)           6,501,317          (14,133,362)
                                                ---------------      ---------------      ---------------      ---------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                 $   222,837,670      $   170,732,675      $    (1,834,600)     $    22,493,577
                                                ===============      ===============      ===============      ===============


SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    30

HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                    -------------------------------------     -------------------------------------
                                                              U.S. GOVERNMENT                            U.S. TREASURY
                                                             MONEY MARKET FUND                         MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                        FOR THE              FOR THE              FOR THE              FOR THE
                                                       YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                    OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2007     OCTOBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)                  $   189,841,861      $    85,248,847      $    20,576,019      $    17,361,713
      Net realized gains (losses) from investment
        transactions                                         (1,018)               1,297              139,929              (39,646)
                                                    ---------------      ---------------      ---------------      ---------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                           189,840,843           85,250,144           20,715,948           17,322,067
                                                    ---------------      ---------------      ---------------      ---------------

...................................................................................................................................

DIVIDENDS:
NET INVESTMENT INCOME:
      Class A Shares                                    (71,043,425)         (35,741,201)          (3,084,367)          (2,784,123)
      Class B Shares                                            (29)                 (25)              (1,423)              (1,206)
      Class C Shares                                         (8,895)                  --                   --                   --
      Class D Shares                                    (43,853,778)         (25,601,392)         (13,800,295)         (11,479,978)
      Class I Shares                                     (9,829,013)            (593,568)            (581,597)            (910,757)
      Class Y Shares                                    (64,575,625)         (23,368,696)          (3,098,850)          (2,179,233)
                                                    ---------------      ---------------      ---------------      ---------------
CHANGE IN NET ASSETS RESULTING FROM
   SHAREHOLDER DIVIDENDS                               (189,310,765)         (85,304,882)         (20,566,532)         (17,355,297)
                                                    ---------------      ---------------      ---------------      ---------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                       6,273,956,981        1,077,245,942           76,089,402           (8,121,144)
                                                    ---------------      ---------------      ---------------      ---------------
CHANGE IN NET ASSETS                                  6,274,487,059        1,077,191,204           76,238,818           (8,154,374)

...................................................................................................................................

NET ASSETS:
      Beginning of period                             2,794,593,355        1,717,402,151          419,993,231          428,147,605
                                                    ---------------      ---------------      ---------------      ---------------
      End of period                                 $ 9,069,080,414      $ 2,794,593,355      $   496,232,049      $   419,993,231
                                                    ---------------      ---------------      ---------------      ---------------
      Accumulated net investment income
        (loss)                                      $       475,061      $       (56,035)     $        26,578      $        17,091
                                                    ===============      ===============      ===============      ===============

31    HSBC INVESTOR FAMILY OF FUNDS            SEE NOTES TO FINANCIAL STATEMENTS

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                --------------------------------------      --------------------------------------
                                                            U.S. GOVERNMENT                             U.S. TREASURY
                                                           MONEY MARKET FUND                           MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                    FOR THE               FOR THE               FOR THE               FOR THE
                                                   YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                OCTOBER 31, 2007      OCTOBER 31, 2006      OCTOBER 31, 2007      OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
      Proceeds from shares issued               $ 13,157,924,757      $  3,214,551,769      $    323,975,779      $    228,538,755
      Dividends reinvested                            71,043,019            37,532,743             3,084,367             2,904,184
      Value of shares redeemed                   (13,425,627,497)       (2,690,484,422)         (310,583,467)         (219,885,565)
                                                ----------------      ----------------      ----------------      ----------------
CLASS A SHARES CAPITAL TRANSACTIONS                 (196,659,721)          561,600,090            16,476,679            11,557,374
                                                ----------------      ----------------      ----------------      ----------------

...................................................................................................................................

CLASS B SHARES:
      Dividends reinvested                                    29                    26                 1,423                 1,268
      Value of shares redeemed                                --                    --                    --                   (10)
                                                ----------------      ----------------      ----------------      ----------------
CLASS B SHARES CAPITAL TRANSACTIONS                           29                    26                 1,423                 1,258
                                                ----------------      ----------------      ----------------      ----------------

...................................................................................................................................

CLASS C SHARES:
      Proceeds from shares issued                      7,196,454                    --                    --                    --
      Dividends reinvested                                 8,895                    --                    --                    --
      Value of shares redeemed                        (6,777,555)                   --                    --                    --
                                                ----------------      ----------------      ----------------      ----------------
CLASS C SHARES CAPITAL TRANSACTIONS                      427,794                    --                    --                    --
                                                ----------------      ----------------      ----------------      ----------------

...................................................................................................................................

CLASS D SHARES:
      Proceeds from shares issued                  9,801,176,211         1,950,413,264         1,024,267,661           638,219,414
      Dividends reinvested                            38,651,057            24,828,573             3,782,702             3,422,969
      Value of shares redeemed                   (10,046,292,131)       (1,533,704,397)       (1,033,661,626)         (632,471,676)
                                                ----------------      ----------------      ----------------      ----------------
CLASS D SHARES CAPITAL TRANSACTIONS                 (206,464,863)          441,537,440            (5,611,263)            9,170,707
                                                ----------------      ----------------      ----------------      ----------------

...................................................................................................................................

CLASS I SHARES:
      Proceeds from shares issued                  2,230,388,261           426,000,000           143,911,760            26,244,364
      Dividends reinvested                             7,937,887               593,568               581,597               988,450
      Value of shares redeemed                    (1,312,199,247)         (403,589,458)          (77,558,211)          (51,215,615)
                                                ----------------      ----------------      ----------------      ----------------
CLASS I SHARES CAPITAL TRANSACTIONS                  926,126,901            23,004,110            66,935,146           (23,982,801)
                                                ----------------      ----------------      ----------------      ----------------

...................................................................................................................................

CLASS Y SHARES:
      Proceeds from shares issued                 13,496,500,181           908,450,127           712,980,472           211,557,079
      Dividends reinvested                            63,886,403            23,162,322             2,827,030             2,030,618
      Value of shares redeemed                    (7,809,859,743)         (880,508,173)         (717,520,085)         (218,455,379)
                                                ----------------      ----------------      ----------------      ----------------
CLASS Y SHARES CAPITAL TRANSACTIONS                5,750,526,841            51,104,276            (1,712,583)           (4,867,682)
                                                ----------------      ----------------      ----------------      ----------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                 $  6,273,956,981      $  1,077,245,942      $     76,089,402      $     (8,121,144)
                                                ================      ================      ================      ================

SEE NOTES TO FINANCIAL STATEMENTS            HSBC INVESTOR FAMILY OF FUNDS    32

--------------------------------------------------------------------------------
        HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
        Financial Highlights

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                         INVESTMENT ACTIVITIES           DIVIDENDS
                                                        ------------------------   ----------------------
                                           NET ASSET
                                            VALUE,           NET      TOTAL FROM       NET                 NET ASSET
                                           BEGINNING     INVESTMENT   INVESTMENT   INVESTMENT     TOTAL    VALUE, END      TOTAL
                                           OF PERIOD       INCOME     ACTIVITIES     INCOME     DIVIDENDS   OF PERIOD    RETURN(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (d)           $1.00           0.00*        0.00*       (0.00)*     (0.00)*     $1.00         0.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (e)           $1.00           0.01         0.01        (0.01)      (0.01)      $1.00         1.08%
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                 $1.00           0.01         0.01        (0.01)      (0.01)      $1.00         0.59%
Year Ended October 31, 2004                  1.00           0.01         0.01        (0.01)      (0.01)       1.00         0.58%
Year Ended October 31, 2005                  1.00           0.02         0.02        (0.02)      (0.02)       1.00         1.64%(f)
Year Ended October 31, 2006                  1.00           0.03         0.03        (0.03)      (0.03)       1.00         2.73%
Year Ended October 31, 2007                  1.00           0.03         0.03        (0.03)      (0.03)       1.00         3.09%(g)
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003                 $1.00           0.01         0.01        (0.01)      (0.01)      $1.00         0.84%
Year Ended October 31, 2004                  1.00           0.01         0.01        (0.01)      (0.01)       1.00         0.83%
Year Ended October 31, 2005                  1.00           0.02         0.02        (0.02)      (0.02)       1.00         1.89%(f)
Year Ended October 31, 2006                  1.00           0.03         0.03        (0.03)      (0.03)       1.00         2.98%
Year Ended October 31, 2007                  1.00           0.03         0.03        (0.03)      (0.03)       1.00         3.35%(g)
------------------------------------------------------------------------------------------------------------------------------------


                                                                  RATIOS/SUPPLEMENTARY DATA
                                             -----------------------------------------------------------------
                                                                                RATIO OF NET
                                             NET ASSETS       RATIO OF NET       INVESTMENT         RATIO OF
                                             AT END OF         EXPENSES TO        INCOME TO        EXPENSES TO
                                               PERIOD          AVERAGE NET         AVERAGE         AVERAGE NET
                                               (000's)          ASSETS(b)       NET ASSETS(b)     ASSETS(b)(c)
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (d)             $     --              0.72%          2.71%             0.87%
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (e)             $  1,018              1.22%          2.41%             1.37%
--------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                   $ 83,650              0.51%          0.60%             0.71%
Year Ended October 31, 2004                    122,260              0.52%          0.59%             0.71%
Year Ended October 31, 2005                    132,649              0.50%(f)       1.64%(f)          0.65%
Year Ended October 31, 2006                     86,686              0.57%          2.66%             0.72%
Year Ended October 31, 2007                     90,843              0.50%(g)       3.08%(g)          0.66%
--------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003                    $ 4,747              0.27%          0.78%             0.47%
Year Ended October 31, 2004                      2,013              0.27%          0.82%             0.46%
Year Ended October 31, 2005                     43,722              0.25%(f)       2.04%(f)          0.40%
Year Ended October 31, 2006                     43,114              0.31%          2.95%             0.46%
Year Ended October 31, 2007                     32,205              0.24%(g)       3.32%(g)          0.40%
--------------------------------------------------------------------------------------------------------------

* Less than $0.005 per share.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Class A Shares commenced operations on March 2, 2007 and was operational during a portion of the period only. Amounts reflect performance for the period of time the class had operations, which was 3 days during the period.

(e) Class C Shares commenced operations on May 7, 2007.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. There was no rounded impact to the net expense ratio, net income ratio or total return for Class D Shares and Class Y Shares.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02% and 0.01% for Class D Shares and Class Y Shares, respectively.




SEE NOTES TO FINANCIAL STATEMENTS.


33        HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
        HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
        Financial Highlights

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                   INVESTMENT ACTIVITIES               DIVIDENDS
                                                 ------------------------      ------------------------

                                  NET ASSET
                                   VALUE,            NET       TOTAL FROM          NET                      NET ASSET
                                  BEGINNING      INVESTMENT    INVESTMENT      INVESTMENT       TOTAL      VALUE, END       TOTAL
                                  OF PERIOD        INCOME      ACTIVITIES        INCOME       DIVIDENDS     OF PERIOD     RETURN(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        $1.00            0.01          0.01           (0.01)        (0.01)        $1.00          0.70%
Year Ended October 31, 2004         1.00            0.01          0.01           (0.01)        (0.01)         1.00          0.57%
Year Ended October 31, 2005         1.00            0.02          0.02           (0.02)        (0.02)         1.00          2.17%
Year Ended October 31, 2006         1.00            0.04          0.04           (0.04)        (0.04)         1.00          4.24%
Year Ended October 31, 2007         1.00            0.05          0.05           (0.05)        (0.05)         1.00          4.77%(c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003        $1.00            0.00*         0.00*          (0.00)*       (0.00)*       $1.00          0.29%
Year Ended October 31, 2004         1.00            0.00*         0.00*          (0.00)*       (0.00)*        1.00          0.23%
Year Ended October 31, 2005         1.00            0.02          0.02           (0.02)        (0.02)         1.00          1.56%
Year Ended October 31, 2006         1.00            0.04          0.04           (0.04)        (0.04)         1.00          3.61%
Year Ended October 31, 2007         1.00            0.04          0.04           (0.04)        (0.04)         1.00          4.14%(c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003        $1.00            0.00*         0.00*          (0.00)*       (0.00)*       $1.00          0.30%
Year Ended October 31, 2004         1.00            0.00*         0.00*          (0.00)*       (0.00)*        1.00          0.23%
Year Ended October 31, 2005         1.00            0.02          0.02           (0.02)        (0.02)         1.00          1.56%
Year Ended October 31, 2006         1.00            0.04          0.04           (0.04)        (0.04)         1.00          3.61%
Year Ended October 31, 2007         1.00            0.04          0.04           (0.04)        (0.04)         1.00          4.14%(c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003        $1.00            0.01          0.01           (0.01)        (0.01)        $1.00          0.85%
Year Ended October 31, 2004         1.00            0.01          0.01           (0.01)        (0.01)         1.00          0.72%
Year Ended October 31, 2005         1.00            0.02          0.02           (0.02)        (0.02)         1.00          2.32%
Year Ended October 31, 2006         1.00            0.04          0.04           (0.04)        (0.04)         1.00          4.39%
Year Ended October 31, 2007         1.00            0.05          0.05           (0.05)        (0.05)         1.00          4.92%(c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003        $1.00            0.01          0.01           (0.01)        (0.01)        $1.00          1.22%
Year Ended October 31, 2004         1.00            0.01          0.01           (0.01)        (0.01)         1.00          1.09%
Year Ended October 31, 2005         1.00            0.03          0.03           (0.03)        (0.03)         1.00          2.71%
Year Ended October 31, 2006         1.00            0.05          0.05           (0.05)        (0.05)         1.00          4.79%
Year Ended October 31, 2007         1.00            0.05          0.05           (0.05)        (0.05)         1.00          5.33%(c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003        $1.00            0.01          0.01           (0.01)        (0.01)        $1.00          1.10%
Year Ended October 31, 2004         1.00            0.01          0.01           (0.01)        (0.01)         1.00          0.97%
Year Ended October 31, 2005         1.00            0.03          0.03           (0.03)        (0.03)         1.00          2.58%
Year Ended October 31, 2006         1.00            0.05          0.05           (0.05)        (0.05)         1.00          4.65%
Year Ended October 31, 2007         1.00            0.05          0.05           (0.05)        (0.05)         1.00          5.19%(c)
------------------------------------------------------------------------------------------------------------------------------------


                                                      RATIOS/SUPPLEMENTARY DATA
                                   -----------------------------------------------------------------
                                                                     RATIO OF NET
                                   NET ASSETS       RATIO OF NET       INVESTMENT         RATIO OF
                                    AT END OF        EXPENSES TO        INCOME TO        EXPENSES TO
                                     PERIOD          AVERAGE NET         AVERAGE         AVERAGE NET
                                     (000's)           ASSETS          NET ASSETS         ASSETS(b)
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $  326,320           0.71%          0.71%             0.71%
Year Ended October 31, 2004             301,384           0.72%          0.56%             0.72%
Year Ended October 31, 2005             243,772           0.73%          2.10%             0.73%
Year Ended October 31, 2006             415,514           0.72%          4.20%             0.73%
Year Ended October 31, 2007             471,148           0.67%(c)       4.68%(c)          0.70%
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $      299           1.12%          0.29%             1.31%
Year Ended October 31, 2004                 195           1.04%          0.23%             1.32%
Year Ended October 31, 2005                  88           1.33%          1.40%             1.33%
Year Ended October 31, 2006                 109           1.32%          3.60%             1.33%
Year Ended October 31, 2007                 204           1.27%(c)       4.07%(c)          1.30%
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $  153,124           1.10%          0.30%             1.31%
Year Ended October 31, 2004             170,451           1.05%          0.23%             1.32%
Year Ended October 31, 2005             195,246           1.33%          1.54%             1.33%
Year Ended October 31, 2006             268,071           1.32%          3.59%             1.33%
Year Ended October 31, 2007             317,217           1.27%(c)       4.08%(c)          1.30%
-----------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003          $  825,998           0.56%          0.84%             0.56%
Year Ended October 31, 2004           1,013,427           0.57%          0.72%             0.57%
Year Ended October 31, 2005           1,351,695           0.58%          2.36%             0.58%
Year Ended October 31, 2006           2,098,413           0.57%          4.38%             0.58%
Year Ended October 31, 2007           3,710,803           0.52%(c)       4.83%(c)          0.55%
-----------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003          $3,116,473           0.20%          1.19%             0.21%
Year Ended October 31, 2004           2,777,675           0.20%          1.07%             0.22%
Year Ended October 31, 2005           1,476,725           0.20%          2.55%             0.23%
Year Ended October 31, 2006           2,111,147           0.19%          4.70%             0.22%
Year Ended October 31, 2007           1,870,485           0.14%(c)       5.21%(c)          0.21%
-----------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003          $  688,510           0.31%          1.10%             0.31%
Year Ended October 31, 2004             512,287           0.32%          0.95%             0.32%
Year Ended October 31, 2005             420,576           0.33%          2.49%             0.33%
Year Ended October 31, 2006             530,780           0.32%          4.59%             0.33%
Year Ended October 31, 2007           1,036,994           0.27%(c)       5.08%(c)          0.30%
-----------------------------------------------------------------------------------------------------

*    Less than $0.005 per share.

(a) Total returns do not include redemption charges.

(b) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.




SEE NOTES TO FINANCIAL STATEMENTS.


                                             HSBC INVESTOR FAMILY OF FUNDS    34

--------------------------------------------------------------------------------
        HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
        Financial Highlights

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                   INVESTMENT ACTIVITIES               DIVIDENDS
                                                 --------------------------   --------------------------

                                    NET ASSET
                                     VALUE,          NET         TOTAL FROM       NET                        NET ASSET
                                    BEGINNING    INVESTMENT      INVESTMENT   INVESTMENT         TOTAL      VALUE, END     TOTAL
                                    OF PERIOD      INCOME        ACTIVITIES     INCOME         DIVIDENDS     OF PERIOD    RETURN(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $1.00          0.00*           0.00*       (0.00)*         (0.00)*       $1.00        0.46%
Year Ended October 31, 2004           1.00          0.00*           0.00*       (0.00)*         (0.00)*        1.00        0.40%
Year Ended October 31, 2005           1.00          0.01            0.01        (0.01)          (0.01)         1.00        1.46%(d)
Year Ended October 31, 2006           1.00          0.03            0.03        (0.03)          (0.03)         1.00        2.63%
Year Ended October 31, 2007           1.00          0.03            0.03        (0.03)          (0.03)         1.00        3.00%(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $1.00          0.00*           0.00*       (0.00)*         (0.00)*       $1.00        0.27%
Year Ended October 31, 2004           1.00          0.00*           0.00*       (0.00)*         (0.00)*        1.00        0.26%
Year Ended October 31, 2005           1.00          0.01            0.01        (0.01)          (0.01)         1.00        0.85%(d)
Year Ended October 31, 2006           1.00          0.02            0.02        (0.02)          (0.02)         1.00        2.01%
Year Ended October 31, 2007           1.00          0.02            0.02        (0.02)          (0.02)         1.00        2.39%(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $1.00          0.00*           0.00*       (0.00)*         (0.00)*       $1.00        0.06%
Year Ended October 31, 2004 (f)       1.00          0.00*           0.00*       (0.00)*         (0.00)*        1.00        0.06%
Year Ended October 31, 2005 (g)       1.00            --              --           --              --          1.00          --
Year Ended October 31, 2006 (g)       1.00            --              --           --              --          1.00          --
Year Ended October 31, 2007 (g)       1.00            --              --           --              --          1.00          --
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003          $1.00          0.01            0.01        (0.01)          (0.01)        $1.00        0.61%
Year Ended October 31, 2004           1.00          0.01            0.01        (0.01)          (0.01)         1.00        0.56%
Year Ended October 31, 2005           1.00          0.02            0.02        (0.02)          (0.02)         1.00        1.61%(d)
Year Ended October 31, 2006           1.00          0.03            0.03        (0.03)          (0.03)         1.00        2.78%
Year Ended October 31, 2007           1.00          0.03            0.03        (0.03)          (0.03)         1.00        3.16%(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003          $1.00          0.01            0.01        (0.01)          (0.01)        $1.00        0.86%
Year Ended October 31, 2004           1.00          0.01            0.01        (0.01)          (0.01)         1.00        0.81%
Year Ended October 31, 2005           1.00          0.02            0.02        (0.02)          (0.02)         1.00        1.86%(d)
Year Ended October 31, 2006           1.00          0.03            0.03        (0.03)          (0.03)         1.00        3.04%
Year Ended October 31, 2007           1.00          0.03            0.03        (0.03)          (0.03)         1.00        3.42%(e)
------------------------------------------------------------------------------------------------------------------------------------


                                                         RATIOS/SUPPLEMENTARY DATA
                                    -----------------------------------------------------------------
                                                                       RATIO OF NET
                                    NET ASSETS       RATIO OF NET       INVESTMENT         RATIO OF
                                     AT END OF        EXPENSES TO        INCOME TO        EXPENSES TO
                                      PERIOD          AVERAGE NET         AVERAGE         AVERAGE NET
                                      (000's)          ASSETS(b)       NET ASSETS(b)     ASSETS(b)(c)
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $150,169              0.70%          0.46%             0.70%
Year Ended October 31, 2004           217,659              0.70%          0.42%             0.70%
Year Ended October 31, 2005           128,218              0.70%(d)       1.38%(d)          0.71%
Year Ended October 31, 2006           153,523              0.70%          2.61%             0.70%
Year Ended October 31, 2007           120,841              0.65%(e)       2.98%(e)          0.67%
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $     17              0.89%          0.27%             1.28%
Year Ended October 31, 2004               683              0.96%          0.26%             1.31%
Year Ended October 31, 2005               228              1.29%(d)       0.77%(d)          1.31%
Year Ended October 31, 2006                55              1.30%          1.88%             1.30%
Year Ended October 31, 2007                34              1.25%(e)       2.38%(e)          1.27%
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $     24              0.71%          0.26%             1.30%
Year Ended October 31, 2004 (f)             0**            0.78%          0.26%             1.29%
Year Ended October 31, 2005 (g)             0**              --             --                --
Year Ended October 31, 2006 (g)             0**              --             --                --
Year Ended October 31, 2007 (g)             0**              --             --                --
-----------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003          $201,277              0.55%          0.61%             0.55%
Year Ended October 31, 2004           171,151              0.55%          0.54%             0.55%
Year Ended October 31, 2005           189,538              0.55%(d)       1.61%(d)          0.56%
Year Ended October 31, 2006           352,630              0.55%          2.78%             0.55%
Year Ended October 31, 2007           531,864              0.50%(e)       3.14%(e)          0.52%
-----------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003          $167,776              0.30%          0.86%             0.30%
Year Ended October 31, 2004            98,260              0.30%          0.79%             0.30%
Year Ended October 31, 2005           280,683              0.30%(d)       1.89%(d)          0.31%
Year Ended October 31, 2006           263,187              0.30%          2.99%             0.30%
Year Ended October 31, 2007           339,665              0.25%(e)       3.39%(e)          0.27%
-----------------------------------------------------------------------------------------------------

*    Less than $0.005 per share. ** Less than $500.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares and Class Y Shares, respectively.

(e) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, and 0.02% for Class A Shares, Class B Shares, Class D Shares, and Class Y Shares, respectively.

(f) Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 81 days during the period.

(g) During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money.




SEE NOTES TO FINANCIAL STATEMENTS.


35    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
        HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
        Financial Highlights

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        INVESTMENT ACTIVITIES              DIVIDENDS
                                                      ------------------------      ------------------------

                                         NET ASSET
                                          VALUE,          NET       TOTAL FROM          NET                    NET ASSET
                                         BEGINNING    INVESTMENT    INVESTMENT      INVESTMENT       TOTAL    VALUE, END     TOTAL
                                         OF PERIOD      INCOME      ACTIVITIES        INCOME       DIVIDENDS   OF PERIOD   RETURN(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)         $1.00          0.00*         0.00*          (0.00)*      (0.00)*       $1.00       0.00%
Year Ended October 31, 2005 (e)            1.00            --            --              --           --          1.00         --
Year Ended October 31, 2006 (f)            1.00          0.01          0.01           (0.01)       (0.01)         1.00       0.56%
Year Ended October 31, 2007 (g)            1.00          0.00*         0.00*          (0.00)*      (0.00)*        1.00       0.18%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (h)         $1.00          0.00*         0.00*          (0.00)*      (0.00)*       $1.00       0.09%
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2004 (i)           $1.00          0.00*         0.00*          (0.00)*      (0.00)*       $1.00       0.23%
Year Ended October 31, 2005                1.00          0.02          0.02           (0.02)       (0.02)         1.00       1.60%
Year Ended October 31, 2006                1.00          0.03          0.03           (0.03)       (0.03)         1.00       2.77%
Year Ended October 31, 2007                1.00          0.03          0.03           (0.03)       (0.03)         1.00       3.04%
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004 (d)         $1.00          0.00*         0.00*          (0.00)*      (0.00)*       $1.00       0.12%
Year Ended October 31, 2005 (j)            1.00          0.00*         0.00*          (0.00)*      (0.00)*        1.00       0.15%
Year Ended October 31, 2006 (k)            1.00            --            --              --           --          1.00          --
Year Ended October 31, 2007 (k)            1.00            --            --              --           --          1.00          --
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2004 (i)           $1.00          0.00*         0.00*          (0.00)*      (0.00)*       $1.00       0.50%
Year Ended October 31, 2005                1.00          0.02          0.02           (0.02)       (0.02)         1.00       1.86%
Year Ended October 31, 2006                1.00          0.03          0.03           (0.03)       (0.03)         1.00       3.02%
Year Ended October 31, 2007                1.00          0.03          0.03           (0.03)       (0.03)         1.00       3.30%
------------------------------------------------------------------------------------------------------------------------------------


                                                               RATIOS/SUPPLEMENTARY DATA
                                         -----------------------------------------------------------------
                                                                            RATIO OF NET
                                         NET ASSETS       RATIO OF NET       INVESTMENT         RATIO OF
                                         AT END OF        EXPENSES TO        INCOME TO        EXPENSES TO
                                          PERIOD          AVERAGE NET         AVERAGE         AVERAGE NET
                                          (000's)           ASSETS(b)       NET ASSETS(b)     ASSETS(b)(c)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)         $     0**           0.44%             0.51%             2.12%
Year Ended October 31, 2005 (e)                 0**             --                --                --
Year Ended October 31, 2006 (f)                 1             1.06%             3.35%             1.49%
Year Ended October 31, 2007 (g)                --             0.72%             2.96%             0.92%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (h)         $    --             1.34%             2.24%             1.54%
----------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2004 (i)           $ 3,248             0.27%             1.34%             1.50%
Year Ended October 31, 2005                11,892             0.57%             1.71%             1.11%
Year Ended October 31, 2006                48,502             0.66%             2.76%             0.99%
Year Ended October 31, 2007                40,184             0.63%             3.04%             0.83%
----------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004 (d)         $     0**           0.00%             1.07%             1.80%
Year Ended October 31, 2005 (j)                 0**           0.33%             2.11%             0.74%
Year Ended October 31, 2006 (k)                --               --                --                --
Year Ended October 31, 2007 (k)                --               --                --                --
----------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2004 (i)           $15,544             0.03%             1.27%             1.48%
Year Ended October 31, 2005                26,569             0.31%             1.86%             0.87%
Year Ended October 31, 2006                12,424             0.39%             2.92%             0.77%
Year Ended October 31, 2007                18,936             0.34%             3.31%             0.54%
----------------------------------------------------------------------------------------------------------


*    Less than $0.005 per share. ** Less than $500.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Class A Shares commenced operations on August 27, 2004 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 5 days during the period. Class I Shares commenced operations on June 25, 2004 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 40 days during the period.

(e) During the period, Class A shares had no operations. Net Assets at the end of the year represent seed money.

(f) Class A Shares was operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 78 days during the period.

(g) Class A Shares was operational during a portion of the period only. Amounts reflect performance for the period of the time the class had operations, which was 24 days during the period.

(h) Class C Shares commenced operations on July 30, 2007 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 15 days during the period.

(i) Class D Shares commenced operations on August 24, 2004. Class Y Shares commenced operations on June 8, 2004.

(j) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 27 days during the period.

(k) During the period, Class I Shares had no operations.




SEE NOTES TO FINANCIAL STATEMENTS.


                                             HSBC INVESTOR FAMILY OF FUNDS    36

--------------------------------------------------------------------------------
        HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
        Financial Highlights

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      INVESTMENT ACTIVITIES             DIVIDENDS
                                                    --------------------------    -----------------------

                                       NET ASSET
                                        VALUE,          NET         TOTAL FROM        NET                    NET ASSET
                                       BEGINNING    INVESTMENT      INVESTMENT    INVESTMENT      TOTAL     VALUE, END     TOTAL
                                       OF PERIOD      INCOME        ACTIVITIES      INCOME      DIVIDENDS    OF PERIOD   RETURN(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $1.00          0.01            0.01         (0.01)       (0.01)       $1.00       0.53%
Year Ended October 31, 2004              1.00          0.01            0.01         (0.01)       (0.01)        1.00       0.53%
Year Ended October 31, 2005              1.00          0.02            0.02         (0.02)       (0.02)        1.00       2.09%
Year Ended October 31, 2006              1.00          0.04            0.04         (0.04)       (0.04)        1.00       4.16%
Year Ended October 31, 2007              1.00          0.05            0.05         (0.05)       (0.05)        1.00       4.63%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $1.00          0.00*           0.00*        (0.00)*      (0.00)*      $1.00       0.26%
Year Ended October 31, 2004              1.00          0.00*           0.00*        (0.00)*      (0.00)*       1.00       0.28%
Year Ended October 31, 2005              1.00          0.02            0.02         (0.02)       (0.02)        1.00       1.72%
Year Ended October 31, 2006              1.00          0.04            0.04         (0.04)       (0.04)        1.00       4.29%
Year Ended October 31, 2007              1.00          0.05            0.05         (0.05)       (0.05)        1.00       4.76%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (e)       $1.00          0.04            0.04         (0.04)       (0.04)       $1.00       3.79%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003             $1.00          0.01            0.01         (0.01)       (0.01)       $1.00       0.68%
Year Ended October 31, 2004              1.00          0.01            0.01         (0.01)       (0.01)        1.00       0.68%
Year Ended October 31, 2005              1.00          0.02            0.02         (0.02)       (0.02)        1.00       2.24%
Year Ended October 31, 2006              1.00          0.04            0.04         (0.04)       (0.04)        1.00       4.32%
Year Ended October 31, 2007              1.00          0.05            0.05         (0.05)       (0.05)        1.00       4.79%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004 (f)       $1.00          0.00*           0.00*        (0.00)*      (0.00)*      $1.00       0.01%
Year Ended October 31, 2005 (g)          1.00          0.01            0.01         (0.01)       (0.01)        1.00       0.73%
Year Ended October 31, 2006 (h)          1.00          0.02            0.02         (0.02)       (0.02)        1.00       1.80%
Year Ended October 31, 2007 (i)          1.00          0.05            0.05         (0.05)       (0.05)        1.00       4.99%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003             $1.00          0.01            0.01         (0.01)       (0.01)       $1.00       0.94%
Year Ended October 31, 2004              1.00          0.01            0.01         (0.01)       (0.01)        1.00       0.93%
Year Ended October 31, 2005              1.00          0.02            0.02         (0.02)       (0.02)        1.00       2.50%
Year Ended October 31, 2006              1.00          0.04            0.04         (0.04)       (0.04)        1.00       4.58%
Year Ended October 31, 2007              1.00          0.05            0.05         (0.05)       (0.05)        1.00       5.05%(d)
------------------------------------------------------------------------------------------------------------------------------------

                                                             RATIOS/SUPPLEMENTARY DATA
                                       -----------------------------------------------------------------
                                                                          RATIO OF NET
                                       NET ASSETS       RATIO OF NET       INVESTMENT         RATIO OF
                                        AT END OF        EXPENSES TO        INCOME TO        EXPENSES TO
                                         PERIOD          AVERAGE NET         AVERAGE         AVERAGE NET
                                         (000's)          ASSETS(b)       NET ASSETS(b)     ASSETS(b)(c)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $  606,108           0.72%             0.54%             0.72%
Year Ended October 31, 2004               640,096           0.73%             0.53%             0.73%
Year Ended October 31, 2005               725,469           0.73%             2.08%             0.74%
Year Ended October 31, 2006             1,287,045           0.72%             4.13%             0.73%
Year Ended October 31, 2007             1,090,807           0.65%(d)          4.56%(d)          0.70%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $       17           0.98%             0.26%             1.34%
Year Ended October 31, 2004                    17           0.98%             0.28%             1.34%
Year Ended October 31, 2005                     1           1.32%             1.10%             1.32%
Year Ended October 31, 2006                     1           1.31%             3.95%             1.32%
Year Ended October 31, 2007                     1           1.25%(d)          4.01%(d)          1.28%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (e)      $      428           1.20%(d)          3.78%(d)          1.25%
--------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003            $  577,991           0.57%             0.66%             0.57%
Year Ended October 31, 2004               517,500           0.58%             0.67%             0.58%
Year Ended October 31, 2005               525,937           0.58%             2.21%             0.59%
Year Ended October 31, 2006               967,456           0.57%             4.27%             0.58%
Year Ended October 31, 2007               761,155           0.50%(d)          4.66%(d)          0.54%
--------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004 (f)      $        0**         0.20%             0.93%             0.21%
Year Ended October 31, 2005 (g)                 0**         0.20%             3.08%             0.24%
Year Ended October 31, 2006 (h)            23,002           0.17%             5.08%             0.23%
Year Ended October 31, 2007 (i)           949,095           0.15%(d)          4.73%(d)          0.17%
--------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003            $  382,645           0.32%             0.93%             0.32%
Year Ended October 31, 2004               337,343           0.32%             0.91%             0.32%
Year Ended October 31, 2005               465,996           0.34%             2.49%             0.34%
Year Ended October 31, 2006               517,089           0.32%             4.49%             0.33%
Year Ended October 31, 2007             6,267,594           0.26%(d)          4.78%(d)          0.28%
--------------------------------------------------------------------------------------------------------

*    Less than $0.005 per share. ** Less than $500.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.03%, 0.03%, 0.02%, 0.02%, 0.00% and 0.01% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e) Class C Shares commenced operations on November 20, 2006 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 346 days during the period.

(f) Class I Shares commenced operations on December 24, 2003 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 10 days during the period.

(g) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 89 days during the period.

(h) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 136 days during the period.

(i) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 357 days during the period.




SEE NOTES TO FINANCIAL STATEMENTS.


37    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
        HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
        Financial Highlights

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                       INVESTMENT ACTIVITIES           DIVIDENDS
                                                     ------------------------   ------------------------

                                       NET ASSET
                                        VALUE,           NET       TOTAL FROM       NET                      NET ASSET
                                       BEGINNING     INVESTMENT    INVESTMENT   INVESTMENT       TOTAL      VALUE, END     TOTAL
                                       OF PERIOD       INCOME      ACTIVITIES     INCOME       DIVIDENDS     OF PERIOD    RETURN(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $1.00           0.00*         0.00*       (0.00)*       (0.00)*       $1.00         0.35%
Year Ended October 31, 2004              1.00           0.00*         0.00*       (0.00)*       (0.00)*        1.00         0.39%
Year Ended October 31, 2005              1.00           0.02          0.02        (0.02)        (0.02)         1.00         1.89%
Year Ended October 31, 2006              1.00           0.04          0.04        (0.04)        (0.04)         1.00         3.74%
Year Ended October 31, 2007              1.00           0.04          0.04        (0.04)        (0.04)         1.00         4.19%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (e)       $1.00           0.00*         0.00*       (0.00)*       (0.00)*       $1.00         0.04%
Year Ended October 31, 2005              1.00           0.01          0.01        (0.01)        (0.01)         1.00         1.29%
Year Ended October 31, 2006              1.00           0.03          0.03        (0.03)        (0.03)         1.00         3.12%
Year Ended October 31, 2007              1.00           0.04          0.04        (0.04)        (0.04)         1.00         3.57%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003             $1.00           0.00*         0.00*       (0.00)*       (0.00)*       $1.00         0.50%
Year Ended October 31, 2004              1.00           0.01          0.01        (0.01)        (0.01)         1.00         0.54%
Year Ended October 31, 2005              1.00           0.02          0.02        (0.02)        (0.02)         1.00         2.04%
Year Ended October 31, 2006              1.00           0.04          0.04        (0.04)        (0.04)         1.00         3.90%
Year Ended October 31, 2007              1.00           0.04          0.04        (0.04)        (0.04)         1.00         4.34%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004 (f)       $1.00           0.00*         0.00*       (0.00)*       (0.00)*       $1.00         0.02%
Year Ended October 31, 2005 (g)          1.00           0.02          0.02        (0.02)        (0.02)         1.00         2.02%
Year Ended October 31, 2006              1.00           0.04          0.04        (0.04)        (0.04)         1.00         4.37%
Year Ended October 31, 2007              1.00           0.05          0.05        (0.05)        (0.05)         1.00         4.74%(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003             $1.00           0.01          0.01        (0.01)        (0.01)        $1.00         0.75%
Year Ended October 31, 2004              1.00           0.01          0.01        (0.01)        (0.01)         1.00         0.79%
Year Ended October 31, 2005              1.00           0.02          0.02        (0.02)        (0.02)         1.00         2.30%
Year Ended October 31, 2006              1.00           0.04          0.04        (0.04)        (0.04)         1.00         4.16%
Year Ended October 31, 2007              1.00           0.05          0.05        (0.05)        (0.05)         1.00         4.60%(d)
------------------------------------------------------------------------------------------------------------------------------------


                                                            RATIOS/SUPPLEMENTARY DATA
                                       -----------------------------------------------------------------
                                                                          RATIO OF NET
                                       NET ASSETS       RATIO OF NET       INVESTMENT         RATIO OF
                                        AT END OF        EXPENSES TO        INCOME TO        EXPENSES TO
                                         PERIOD          AVERAGE NET         AVERAGE         AVERAGE NET
                                         (000's)          ASSETS(b)       NET ASSETS(b)     ASSETS(b)(c)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $ 73,217            0.77%             0.38%             0.80%
Year Ended October 31, 2004               85,882            0.71%             0.39%             0.76%
Year Ended October 31, 2005               56,307            0.76%             1.84%             0.76%
Year Ended October 31, 2006               67,861            0.74%             3.75%             0.77%
Year Ended October 31, 2007               84,355            0.68%(d)          4.09%(d)          0.74%
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (e)       $     38            1.31%             0.18%             1.35%
Year Ended October 31, 2005                   39            1.36%             1.28%             1.36%
Year Ended October 31, 2006                   40            1.35%             3.09%             1.38%
Year Ended October 31, 2007                   41            1.28%(d)          3.51%(d)          1.35%
---------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003             $147,547            0.62%             0.46%             0.66%
Year Ended October 31, 2004              208,633            0.56%             0.54%             0.60%
Year Ended October 31, 2005              293,480            0.62%             2.08%             0.62%
Year Ended October 31, 2006              302,637            0.60%             3.85%             0.62%
Year Ended October 31, 2007              297,120            0.53%(d)          4.28%(d)          0.59%
---------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004 (f)       $      0**          0.17%             0.77%             0.23%
Year Ended October 31, 2005 (g)           30,518            0.20%             2.62%             0.26%
Year Ended October 31, 2006                6,521            0.19%             4.12%             0.27%
Year Ended October 31, 2007               73,460            0.15%(d)          4.38%(d)          0.22%
---------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003             $ 31,199            0.36%             0.78%             0.39%
Year Ended October 31, 2004              172,704            0.31%             0.82%             0.35%
Year Ended October 31, 2005               47,804            0.36%             2.13%             0.36%
Year Ended October 31, 2006               42,934            0.35%             4.07%             0.37%
Year Ended October 31, 2007               41,256            0.27%(d)          4.34%(d)          0.32%
---------------------------------------------------------------------------------------------------------

*    Less than $0.005 per share. ** Less than $500.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e) Class B Shares commenced operations on August 13, 2004.

(f) Class I Shares commenced operations on December 30, 2003 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 13 days during the period.

(g) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period.




SEE NOTES TO FINANCIAL STATEMENTS.


                                             HSBC INVESTOR FAMILY OF FUNDS    38

--------------------------------------------------------------------------------
  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007



1.    ORGANIZATION:

            HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. As of October 31, 2007, the Trust is comprised of 20 separate operational funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial notes are presented for the following 6 funds (individually a "Fund," collectively the "Funds "):

            FUND                                                                SHORT NAME
            -----                                                               -----------
            HSBC Investor California Tax-Free Money Market Fund                 California Tax-Free Money Market Fund
            HSBC Investor Money Market Fund                                     Money Market Fund
            HSBC Investor New York Tax-Free Money Market Fund                   N.Y. Tax-Free Money Market Fund
            HSBC Investor Tax-Free Money Market Fund                            Tax-Free Money Market Fund
            HSBC Investor U.S. Government Money Market Fund                     U.S. Government Money Market Fund
            HSBC Investor U.S. Treasury Money Market Fund                       U.S. Treasury Money Market Fund

            Financial statements for all other Funds of HSBC Investor Family of Funds are published separately.

            The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, and Class Y Shares. In addition, the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge ("CDSC ") ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges.

            Under the Trust's organizational documents, the Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT  ACCOUNTING  POLICIES:

            The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

            Investments of the Funds are valued at amortized cost, which approximates fair value, except for investments in other money market funds, which are priced at net asset value as reported by such companies. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

      INVESTMENT TRANSACTIONS AND RELATED INCOME:

            Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investments gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.


39    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      RESTRICTED AND ILLIQUID SECURITIES:

            A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid.

            At October 31, 2007 the HSBC Money Market Fund held restricted securities that were illiquid, representing 15.5% of net assets, as follows:

                                                         ACQUISITION          ACQUISITION           PRINCIPAL
            SECURITY                                        DATE                COST($)              AMOUNT($)            VALUE($)
            -------                                      ----------           ----------            ----------            -------
            MONEY MARKET FUND
            Goldman Sachs Group LP,
               5.37%, 12/6/07                             12/5/2006           100,000,000           100,000,000         100,000,000
            Harrier Finance Funding LLC,
               4.82%, 12/7/07*                            12/6/2006            99,990,000           100,000,000          99,999,011
            Harrier Finance Funding LLC,
               4.88%, 11/15/07*                           2/5/2007             50,017,350            50,000,000          50,000,869
            K2 (USA) LLC, 5.57%, 6/20/08*                 5/22/2007            50,005,000            50,000,000          50,002,998
            K2 (USA) LLC, 5.67%, 6/13/08*                 6/12/2007            80,003,760            80,000,000          80,002,350
            Links Finance LLC, 5.55%, 6/20/08*            6/7/2007             99,990,000           100,000,000          99,993,592
            Links Finance LLC, 5.68%, 12/10/07*           12/1/2006            99,980,000           100,000,000          99,997,851
            Sigma Finance, Inc., 4.58%, 12/14/07*         6/7/2007             49,995,375            50,000,000          49,998,936
            Stanfield Victoria Funding LLC,
               4.81%, 7/15/08*                            7/11/2007            99,980,000           100,000,000         99,985,889
            Stanfield Victoria Funding LLC,
               4.82%, 12/17/07*                           12/4/2006            49,995,000            50,000,000          49,999,387
            Stanfield Victoria Funding LLC,
               4.82%, 1/25/08*                            1/25/2007            65,000,000            65,000,000          65,000,000
            Stanfield Victoria Funding LLC,
               4.82%, 3/3/08*                             2/26/2007            74,988,750            75,000,000          74,996,219
            Whistlejacket Capital LLC,
               4.81%, 5/15/08*                            4/11/2007            49,989,500            50,000,000          49,994,749
            Whistlejacket Capital LLC,
               4.82%, 1/28/08*                            1/30/2007            99,994,580           100,000,000          99,998,670
            Whistlejacket Capital LLC,
               4.57%, 6/23/08*                            6/20/2007            74,985,000            75,000,000          74,990,292

---------------------

(*) - These holdings represent investments in structured investment vehicles
      (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs. The Money Market Fund's holdings in SIVs were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions. Management has considered these conditions in connection with the Money Market Fund's ongoing compliance with Rule 2a-7 of the Investment Company Act of 1940 and the continued use of amortized cost for valuation purposes.

For so long as the Money Market Fund holds illiquid securities representing 10% or more of its total assets, the Fund may not purchase additional illiquid securities and will make efforts to reduce its holdings of illiquid securities in a reasonable and practical manner. The Money Market Fund's holdings in illiquid securities were reduced below 10% of its assets in December 2007 through various maturities and sales of such investments.

     REPURCHASE AGREEMENTS:

            The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus inter-

                                             HSBC INVESTOR FAMILY OF FUNDS    40

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


      est negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

      LINE OF CREDIT:

            Prior to April 6, 2007, the Funds were able to borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

            During the period November 1, 2006 through April 6, 2007, the details of the borrowings were as follows (based on actual number of days in which the respective Fund borrowed monies):

                                                                                           AVERAGE         NUMBER      AVERAGE
                                                                                            AMOUNT         OF DAYS     INTEREST
            FUND                                                                          OUTSTANDING    OUTSTANDING    RATE
            -----                                                                         -----------    -----------   -------
            California Tax-Free Money Market Fund.......................................  $ 2,055,197        6          5.82%
            Money Market Fund...........................................................  $20,363,157        2          5.18%
            New York Tax-Free Money Market Fund.........................................  $ 1,328,560        4          5.84%
            Tax-Free Money Market Fund..................................................  $ 6,129,104        1          5.82%
            U.S. Treasury Money Market Fund.............................................  $ 2,973,000        1          5.83%

      ALLOCATIONS:

            Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and realized gains and losses in investments are allocated to each class of shares based on its relative net assets on a daily basis.

      DIVIDENDS TO SHAREHOLDERS:

            Dividends from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

            The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

      FEDERAL INCOME TAXES:

            Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders.
      Accordingly, no provision for federal income or excise tax is required.

      NEW ACCOUNTING PRONOUNCEMENTS:

            In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, "Fair Value Measurements"("SFAS No. 157"). This standard establishes a single authoritative

41    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


      definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the Funds' financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            In July 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

3.    RELATED PARTY TRANSACTIONS

      INVESTMENT MANAGEMENT:

            HSBC Investments (USA) Inc. ("HSBC" or the "Investment  Adviser"), a
      wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments pursuant to an Investment Advisory Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets, at an annual rate of:

            FUND                                                        FEE RATE
            -----                                                       --------
            California Tax-Free Money Market Fund.....................    0.10%
            Money Market Fund.........................................    0.10%
            N.Y. Tax-Free Money Market Fund...........................    0.10%
            Tax-Free Money Market Fund................................    0.10%
            U.S. Government Money Market Fund.........................    0.10%
            U.S. Treasury Money Market Fund...........................    0.10%

            HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

            FUND                                                       FEE RATE
            -----                                                      --------
            California Tax-Free Money Market Fund....................    0.10%
            Money Market Fund........................................    0.10%
            N.Y. Tax-Free Money Market Fund..........................    0.05%
            Tax-Free Money Market Fund...............................    0.10%
            U.S. Government Money Market Fund........................    0.10%
            U.S. Treasury Money Market Fund..........................    0.10%

      ADMINISTRATION:

            HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement effective April 1, 2007, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

            BASED ON AVERAGE DAILY NET ASSETS OF                        FEE RATE
            ------------------------------------                        --------
            Up to $12 billion........................................    0.0525%
            In excess of $12 billion.................................    0.0350%



                                             HSBC INVESTOR FAMILY OF FUNDS    42

--------------------------------------------------------------------------------
  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


            Prior to April 1, 2007, under the terms of the Administration Agreement, the Funds paid fees under the following schedule:

            BASED ON AVERAGE DAILY NET ASSETS OF                        FEE RATE
            ------------------------------------                        --------
            Up to $8 billion...........................................  0.075%
            In excess of $8 billion but not exceeding $9.25 billion....  0.070%
            In excess of $9.25 billion but not exceeding $12 billion...  0.050%
            In excess of $12 billion...................................  0.030%

            The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class.

            The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific, are as follows:

                           CALIFORNIA                          NEW YORK                              U.S.              U.S.
                           TAX-FREE                            TAX-FREE          TAX-FREE         GOVERNMENT         TREASURY
                             MONEY             MONEY             MONEY             MONEY             MONEY             MONEY
                          MARKET FUND       MARKET FUND       MARKET FUND       MARKET FUND       MARKET FUND       MARKET FUND
                          ------------      ------------      ------------      ------------      ------------      ------------
            Class A ...... $       --        $  250,934        $   62,531        $       --        $  268,599        $   47,758
            Class B ......         --               109                18                --                --                23
            Class C ......        651           168,886                --                --               105                --
            Class D ......     58,048         1,976,890           275,245            27,728           187,582           167,765
            Class I ......         --           997,636                --                --           233,597            41,469
            Class Y ......     20,580           551,772           175,771            13,074         1,542,968            23,271
                           ----------        ----------        ----------        ----------        ----------        ----------
              Total ...... $   79,279        $3,946,227        $  513,565        $   40,802        $2,232,851        $  280,106
                           ==========        ==========        ==========        ==========        ==========        ==========

            Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. ("Citi Ohio "), a wholly-owned subsidiary of Citigroup, Inc. (Citigroup, Inc. acquired The BISYS Group, Inc. effective August 1, 2007), serves as the Trust's sub-administrator, subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC. During the year ended October 31, 2007, Citi Ohio reduced its sub-administration fees with HSBC by $432,459 of which HSBC reduced its administration fees with certain Funds by the same amount. HSBC reduced its administrative fees by an additional $1,216,713.

            Under a Compliance Services Agreement between the Funds and Citi Ohio (the "CCO Agreement "), Citi Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO "). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $251,569 for the year ended October 31, 2007, plus reimbursement of certain expenses. Expenses incurred by each fund are reflected on the Statements of Operations as "Compliance Service." Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

      DISTRIBUTION PLAN:

            Prior to August 1, 2007 BISYS Fund Services Limited Partnership ("BISYS "), a wholly-owned subsidiary of BISYS Fund Services, Inc., served the Trust as Distributor. Since August 1, 2007 Foreside Distribution Services, L.P. ("Foreside"), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the "Distributor"). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. Foreside, as Distributor, also received $1,050,424, $522,962 and $24,364 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $1,047,148, $522,574 and $23,905 were reallowed to affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively.


43    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

      SHAREHOLDER SERVICING:

            The Trust has adopted an Shareholder Services Plan, formerly known as administrative services plan, which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares and Class D Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00% and 0.50% annually of each Fund's average daily net assets of Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively.

      FUND ACCOUNTING, TRANSFER AGENT, CUSTODIAN AND TRUSTEE:

            Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the Funds, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

            Prior to April 6, 2007 HSBC served as custodian for the Funds. As custodian for the Funds, HSBC Bank received a fee based on the average daily net assets, number of transactions, and reimbursements of certain expenses. Compensation paid to HSBC for services to the Funds as custodian were follows:

            FUND                                             HSBC CUSTODIAN FEES
            -----                                            -------------------
            California Tax-Free Money Market Fund..........         $ 20,214
            Money Market Fund..............................          194,606
            New York Tax-Free Money Market Fund............           46,421
            Tax-Free Money Market Fund.....................           10,731
            U.S. Government Money Market Fund..............          102,473
            U.S. Treasury Money Market Fund................           38,259
                                                                    --------
              Total........................................         $412,704
                                                                    ========

            Effective April 6, 2007 The Northern Trust Company began serving as custodian for the Funds.

            Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

      FEE REDUCTIONS:

            The Investment Adviser has agreed to contractually limit through March 1, 2008 the annual total expenses, exclusive of interest, taxes, brokerage commissions, interest, and extraordinary expenses, of the California Tax-Free Money Market Fund, Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

                                                                     CONTRACTUAL
                                                                       EXPENSE
            FUND                                              CLASS  LIMITATIONS
            -----                                             -----  -----------
            California Tax-Free Money Market Fund...........    A       0.80%
            California Tax-Free Money Market Fund...........    B       1.40%*
            California Tax-Free Money Market Fund...........    C       1.40%
            California Tax-Free Money Market Fund...........    D       0.65%
            California Tax-Free Money Market Fund...........    Y       0.40%
            Money Market Fund...............................    I       0.20%
            U.S. Government Money Market Fund...............    I       0.20%
            U.S. Treasury Money Market Fund.................    I       0.20%

            -----------------------
            * The California Tax-Free Money Market Fund Class B Shares have not commenced operations as of October 31, 2007.


                                             HSBC INVESTOR FAMILY OF FUNDS    44

--------------------------------------------------------------------------------
  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


            The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

4.    CONCENTRATION OF CREDIT RISK:

            The California Tax-Free Money Market Fund and New York Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of California and the State of New York, respectively, and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of California and New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

5.    FEDERAL INCOME TAX INFORMATION:

            At October 31, 2007, the cost for financial reporting and federal income tax purposes are the same for the Funds.

                                                                                      TAX                           NET UNREALIZED
                                                                     TAX           UNREALIZED      TAX UNREALIZED    APPRECIATION
            FUND                                                     COST         APPRECIATION      DEPRECIATION    (DEPRECIATION)
            ----                                                     ----         ------------      ------------    --------------
            California Tax-Free Money Market Fund...........   $  117,050,655         $--               $--               $--
            Money Market Fund...............................    7,492,306,336          --                --                --
            New York Tax-Free Money Market Fund.............      942,878,313          --                --                --
            Tax-Free Money Market Fund......................       55,776,534          --                --                --
            U.S. Government Money Market Fund...............    9,061,095,120          --                --                --
            U.S. Treasury Money Market Fund.................      521,104,256          --                --                --

            The tax character of dividends paid by the Funds during the year ended October 31, 2007 were as follows:

                                                                                        DIVIDENDS PAID FROM
                                                                                        -------------------

                                                                                                TOTAL                       TOTAL
                                                                 ORDINARY    NET LONG TERM     TAXABLE     TAX EXEMPT     DIVIDENDS
                                                                  INCOME     CAPITAL GAINS    DIVIDENDS   DISTRIBUTIONS    PAID(1)
                                                                  ------     -------------    ---------   -------------    -------
            California Tax-Free Money Market Fund..........     $     16,259      $--       $     16,259   $ 4,157,109  $  4,173,368
            Money Market Fund..............................      318,454,790       --        318,454,790            --   318,454,790
            New York Tax-Free Money Market Fund............           77,595       --             77,595    26,821,094    26,898,689
            Tax-Free Money Market Fund.....................            8,885       --              8,885     2,048,024     2,056,909
            U.S. Government Money Market Fund..............      165,188,430       --        165,188,430            --   165,188,430
            U.S. Treasury Money Market Fund................       20,779,844       --         20,779,844            --    20,779,844

            The tax character of dividends paid by the Funds during the year ended October 31, 2006 were as follows:

                                                                                           DIVIDENDS PAID FROM
                                                                                           -------------------

                                                                                                TOTAL                       TOTAL
                                                                 ORDINARY    NET LONG TERM     TAXABLE     TAX EXEMPT     DIVIDENDS
                                                                  INCOME     CAPITAL GAINS    DIVIDENDS   DISTRIBUTIONS    PAID(1)
                                                                  ------     -------------    ---------   -------------    -------
            California Tax-Free Money Market Fund..........     $     23,840      $--       $     23,840   $ 3,569,507  $  3,593,347
            Money Market Fund..............................      191,855,875       --        191,855,875            --   191,855,875
            New York Tax-Free Money Market Fund............          119,642       --            119,642    17,403,672    17,523,314
            Tax-Free Money Market Fund.....................            9,779       --              9,779     1,094,748     1,104,527
            U.S. Government Money Market Fund..............       79,042,053       --         79,042,053            --    79,042,053
            U.S. Treasury Money Market Fund................       16,698,217       --         16,698,217            --    16,698,217



45    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


            As  of   October   31,   2007,   the   components   of   accumulated
earnings/(deficit) on a tax basis for the Funds were as follows:

                                                                                              ACCUMULATED                  TOTAL
                        UNDISTRIBUTED  UNDISTRIBUTED UNDISTRIBUTED                              CAPITAL     UNREALIZED   ACCUMULATED
                          ORDINARY      TAX EXEMPT     LONG TERM    ACCUMULATED   DIVIDENDS    AND OTHER   APPRECIATION/  EARNINGS/
                           INCOME         INCOME     CAPITAL GAINS   EARNINGS      PAYABLE      LOSSES    (DEPRECIATION)  (DEFICIT)
                           ------         ------     -------------   --------      -------      ------    --------------  ---------
California Tax-Free
  Money Market Fund ... $        --   $   350,991        $--       $   350,991  $   (329,787)  $     (24)      $--        $ 21,180
Money Market Fund .....  29,412,342            --         --        29,412,342   (28,698,357)   (274,023)       --         439,962
New York Tax-Free
  Money Market Fund ...          --     2,807,387         --         2,807,387    (2,641,180)    (11,738)       --         154,469
Tax-Free
  Money Market Fund ...          --       185,731         --           185,731      (185,705)         --        --              26
U.S. Government
  Money Market Fund ...  35,201,198            --         --        35,201,198   (34,726,137)     (2,170)       --         472,891
U.S. Treasury
  Money Market Fund ...   1,446,271            --         --         1,446,271    (1,419,693)    (90,037)       --         (63,459)

-------------------------
(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

            As of October 31, 2007, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

            FUND                                             AMOUNT     EXPIRES
            -----                                           --------    -------
            California Tax-Free Money Market Fund.......... $     24      2014
            Money Market Fund..............................   59,832      2012
                                                              12,537      2013
                                                               3,997      2014
                                                             197,657      2015
            New York Tax-Free Money Market Fund............   11,738      2010
            U.S. Government Money Market Fund..............    1,152      2013
                                                               1,018      2015
            U.S. Treasury Money Market Fund................   49,137      2013
                                                              40,900      2014

6.    LEGAL AND REGULATORY MATTERS AND PAYMENTS FROM AFFILIATE:

            On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Funds as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("the SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Funds' management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds' financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds' financial statements.

            During the year ended October 31, 2007, HSBC voluntarily reimbursed amounts to certain Funds related to past marketing arrangements that involved BISYS. The amounts reimbursed for the year ended October 31, 2007 are disclosed in the Statements of Operations as "Expenses reimbursed by Investment Adviser". The corresponding impact to the net expense ratio, net income ratio and total return for the year ended October 31, 2007 are disclosed in the Funds' Financial Highlights.


                                             HSBC INVESTOR FAMILY OF FUNDS    46

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Investor Funds:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor California Tax-Free Money Market Fund, HSBC Investor Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Tax-Free Money Market Fund, HSBC Investor U.S. Government Money Market Fund and HSBC Investor U.S. Treasury Money Market Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP


Columbus, Ohio
December 27, 2007




47    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
            OTHER FEDERAL INCOME TAX INFORMATION--OCTOBER 31, 2007 (UNAUDITED):


      During the year ended October 31, 2007 the following Funds designated income dividends as exempt-interest dividends:

      FUND                                           AMOUNT
      ----                                           ------
      California Tax-Free Money Market Fund        $ 4,157,109
      New York Tax-Free Money Market Fund           26,821,094
      Tax-Free Money Market Fund                     2,048,024




                                             HSBC INVESTOR FAMILY OF FUNDS    48

--------------------------------------------------------------------------------
  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
  TABLE OF SHAREHOLDER EXPENSES--AS OF OCTOBER 31, 2007 (UNAUDITED)


      As a shareholder of the HSBC Investor Funds ("Funds"), you incur two types of costs: (1) transaction costs, shareholder servicing fees; and exchange fees;
(2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXAMPLE

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                                     ANNUALIZED
                                                        BEGINNING              ENDING         EXPENSES PAID         EXPENSE RATIO
                                                      ACCOUNT VALUE         ACCOUNT VALUE     DURING PERIOD*        DURING PERIOD
                                                         5/1/07               10/31/07      5/1/07 - 10/31/07     5/1/07 - 10/31/07
                                                      -------------         -------------   -----------------     -----------------
California Tax-Free Money
  Market Fund                   Class C Shares**        $1,000.00            $1,010.80            $6.18                 1.22%
                                Class D Shares           1,000.00             1,016.00             2.39                 0.47%
                                Class Y Shares           1,000.00             1,017.30             1.07                 0.21%

Money Market Fund               Class A Shares           1,000.00             1,023.70             3.47                 0.68%
                                Class B Shares           1,000.00             1,020.60             6.52                 1.28%
                                Class C Shares           1,000.00             1,020.60             6.52                 1.28%
                                Class D Shares           1,000.00             1,024.50             2.70                 0.53%
                                Class I Shares           1,000.00             1,026.50             0.82                 0.16%
                                Class Y Shares           1,000.00             1,025.80             1.43                 0.28%
New York Tax-Free Money
  Market Fund                   Class A Shares           1,000.00             1,015.30             3.35                 0.66%
                                Class B Shares           1,000.00             1,012.30             6.34                 1.25%
                                Class D Shares           1,000.00             1,016.10             2.59                 0.51%
                                Class Y Shares           1,000.00             1,017.40             1.32                 0.26%

Tax-Free Money Market Fund      Class C Shares***        1,000.00             1,000.90             0.55                 1.34%
                                Class D Shares           1,000.00             1,015.60             3.05                 0.60%
                                Class Y Shares           1,000.00             1,016.90             1.68                 0.33%
U.S. Government Money
  Market Fund                   Class A Shares           1,000.00             1,022.70             3.42                 0.67%
                                Class B Shares           1,000.00             1,023.40             6.38                 1.25%
                                Class C Shares           1,000.00             1,019.60             6.41                 1.26%
                                Class D Shares           1,000.00             1,023.50             2.60                 0.51%
                                Class I Shares           1,000.00             1,025.50             0.82                 0.16%
                                Class Y Shares           1,000.00             1,024.80             1.38                 0.27%
U.S. Treasury Money
  Market Fund                   Class A Shares           1,000.00             1,019.80             3.51                 0.69%
                                Class B Shares           1,000.00             1,016.70             6.56                 1.29%
                                Class D Shares           1,000.00             1,020.60             2.75                 0.54%
                                Class I Shares           1,000.00             1,022.50             0.82                 0.16%
                                Class Y Shares           1,000.00             1,021.80             1.38                 0.27%

----------------------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

** Information shown reflects values using the expense ratios and rates of return from May 7, 2007 (date of commencement of operations) to October 31, 2007.

*** Information shown reflects values using the expense ratios and rates of returns from June 30, 2007 (date of commencement of operations) to July 15, 2007.



49    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
  TABLE OF SHAREHOLDER EXPENSES--AS OF OCTOBER 31, 2007 (UNAUDITED) (CONTINUED)


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                  ANNUALIZED
                                                      BEGINNING             ENDING         EXPENSES PAID         EXPENSE RATIO
                                                    ACCOUNT VALUE        ACCOUNT VALUE     DURING PERIOD*        DURING PERIOD
                                                       5/1/07              10/31/07      5/1/07 - 10/31/07     5/1/07 - 10/31/07
                                                    -------------        -------------   -----------------     -----------------
California Tax-Free Money
  Market Fund                   Class C Shares**      $1,000.00            $1,019.06            $6.21                 1.22%
                                Class D Shares         1,000.00             1,022.84             2.40                 0.47%
                                Class Y Shares         1,000.00             1,024.15             1.07                 0.21%

Money Market Fund               Class A Shares         1,000.00             1,021.78             3.47                 0.68%
                                Class B Shares         1,000.00             1,018.75             6.51                 1.28%
                                Class C Shares         1,000.00             1,018.75             6.51                 1.28%
                                Class D Shares         1,000.00             1,022.53             2.70                 0.53%
                                Class I Shares         1,000.00             1,024.40             0.82                 0.16%
                                Class Y Shares         1,000.00             1,023.79             1.43                 0.28%
New York Tax-Free Money
  Market Fund                   Class A Shares         1,000.00             1,021.88             3.36                 0.66%
                                Class B Shares         1,000.00             1,018.90             6.36                 1.25%
                                Class D Shares         1,000.00             1,022.63             2.60                 0.51%
                                Class Y Shares         1,000.00             1,023.89             1.33                 0.26%

Tax-Free Money Market Fund      Class C Shares**       1,000.00             1,018.45             6.82                 1.34%
                                Class D Shares         1,000.00             1,022.18             3.06                 0.60%
                                Class Y Shares         1,000.00             1,023.54             1.68                 0.33%
U.S. Government Money
  Market Fund                   Class A Shares         1,000.00             1,021.83             3.41                 0.67%
                                Class B Shares         1,000.00             1,018.90             6.36                 1.25%
                                Class C Shares         1,000.00             1,018.85             6.41                 1.26%
                                Class D Shares         1,000.00             1,022.63             2.60                 0.51%
                                Class I Shares         1,000.00             1,024.40             0.82                 0.16%
                                Class Y Shares         1,000.00             1,023.84             1.38                 0.27%
U.S. Treasury Money
  Market Fund                   Class A Shares         1,000.00             1,021.73             3.52                 0.69%
                                Class B Shares         1,000.00             1,018.70             6.56                 1.29%
                                Class D Shares         1,000.00             1,022.48             2.75                 0.54%
                                Class I Shares         1,000.00             1,024.40             0.82                 0.16%
                                Class Y Shares         1,000.00             1,023.84             1.38                 0.27%

----------------------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

** Information shown reflects values using the expense ratios for the 177 days of operations during the period for California Tax-Free Money Market Fund Class C Shares and 15 days of operations during the period for the Tax-Free Money Market Fund Class C Shares and has been annualized to reflect values for the period May 1, 2007 to October 31, 2007.


                                             HSBC INVESTOR FAMILY OF FUNDS    50

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)


                             MANAGEMENT OF THE TRUST

The following table contains information regarding HSBC investor family of funds Board of Trustees ("Trustees"). Asterisks indicate those Trustees who are "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the trustees and is available by calling
(888) 525-5757.


                                                                                                     NUMBER OF
                      POSITION(S)  TERM OF OFFICE AND                                            PORTFOLIOS IN FUND       OTHER
  NAME, ADDRESS,       HELD WITH  LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN     DIRECTORSHIPS
      AND AGE            FUNDS       WITH THE FUNDS            DURING PAST 5 YEARS                   BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES

Richard A. Brealey      Trustee  Indefinite; March 2005    Emeritus Professor, London Business             41             None
P.O. Box 182845                       to present           School (1968 to present); Deputy
Columbus, OH 43218                                         Chairman, Balancing and Settlement
Age: 71                                                    Code Panel (September 2000 to present)
------------------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow          Trustee     Indefinite; 1987       General Partner of Elkhorn Partners,            41             None
P.O. Box 182845                        to present          L.P. (a private investment partnership)
Columbus, OH 43218                                         (since 1989)
Age: 57
------------------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins        Trustee     Indefinite; 1987       Private Investor; Director, Center for          41             None
P.O. Box 182845                        to present          Teaching and Learning, University of
Columbus, OH 43218                                         Pennsylvania (1999-2006)
Age: 68
------------------------------------------------------------------------------------------------------------------------------------
Michael Seely           Trustee     Indefinite; 1987       Private Investor; General Partner of Global     41             None
P.O. Box 182845                        to present          Multi Manager Partners (1999-2003); President
Columbus, OH 43218                                         of Investor Access Corporation (1981-2003)
Age: 62
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Robards       Trustee  Indefinite; March 2005    Partner, Robards & Co. LLC (2005-present);      41            Overseas
P.O. Box 182845                        to present          Chief Financial Officer, American Museum                     Shipholding
Columbus, OH 43218                                         of Natural History (2003 to 2004); Chief                        Group
Age: 61                                                    Financial Officer, Datek Online Inc.
                                                           (2000 to 2002)
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Stephen J. Baker*       Trustee     Indefinite; 2004       Chief Executive Officer, HSBC Investments       41             None
P.O. Box 182845                        to present          (USA) Inc. and Executive Vice President,
Columbus, OH 43218                                         HSBC (USA), N.A. (2003 to present); Chief
Age: 51                                                    Executive Officer, HSBC Asset Management
                                                           (Canada) Limited (1998 to 2003)
------------------------------------------------------------------------------------------------------------------------------------

EMERITUS TRUSTEE

Frederick C. Chen       Emeritus  Until March 31, 2009;    Management Consultant (1988 to present)         41             None
P.O. Box 182845         Trustee    Trustee from 1990
Columbus, OH 43218                    to June, 2005
Age: 80
------------------------------------------------------------------------------------------------------------------------------------



51    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                         BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)


The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.


                      POSITION(S)
  NAME, ADDRESS,       HELD WITH        TERM OF OFFICE AND                           PRINCIPAL OCCUPATION(S)
      AND AGE            FUND          LENGTH OF TIME SERVED                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti    President      Indefinite; March 2004        Senior Vice President, Head of Product Management, HSBC
452 Fifth Avenue                            to present              Investments (USA) Inc. (1998 to present).
New York, NY 10018
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Elba Vasquez        Vice President    Indefinite; March 2006        Vice President of Product Administration, HSBC Investments (USA)
452 Fifth Avenue                            to present              Inc. (2005 to present); Vice President of Client Services, Citi
New York, NY 10018                                                  Fund Services Ohio, Inc. (1996 to 2005).
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*           Treasurer         Indefinite; 2004           Vice President, Citi Fund Services Ohio, Inc. (2002 to present);
3435 Stelzer Road                           to present              Senior Manager, KPMG LLP (1993 to 2002).
Columbus, OH 43219-3035
Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Gary A. Ashjian*       Secretary       Indefinite;  June 2007       Manager,  Citi Fund Services (November  2006 - Present);  Senior
100 Summer  Street                          to present              Legal Product Manager, Pioneer Investments (June 2004 - November
Suite 1500                                                          2006); Putnam Investments, Legal Product Manger (September 1993
Boston, MA 02110                                                    - June 2004).
Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*      Chief           Term expires 2007;       Senior Vice President and Chief Compliance Officer, CCO Services
585 Stewart Avenue    Compliance Officer    2004 to present         of Citi Fund Services (2004 to present); President, FJS
Garden City, NY 11530                                               Associates (2002 to 2004); Vice President Credit Agricole Asset
Age: 48                                                             Management, U.S. (1987 to 2002).
------------------------------------------------------------------------------------------------------------------------------------


 * Messrs. Sheets, Schmidt, and Ashjian also are officers of certain other investment companies of which Citi or an affiliate is the administrator or sub-administrator.


                                              HSBC INVESTOR FAMILY OF FUNDS   52

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the SEC's website at http://www.sec.gov.

      Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the SEC's website at http://www.sec.gov.

      An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS:                CUSTODIAN
                                              The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR          50 South LaSalle Street
HSBC Investments (USA) Inc.                   Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018                            INDEPENDENT REGISTERED
                                              PUBLIC ACCOUNTING FIRM
SHAREHOLDER SERVICING AGENTS                  KPMG LLP
   FOR HSBC BANK USA, N.A. AND                191 West Nationwide Blvd.
   HSBC SECURITIES (USA) INC. CLIENTS:        Suite 500
   HSBC Bank USA, N.A.                        Columbus, OH 43215
   452 Fifth Avenue                           LEGAL COUNSEL
   New York, NY 10018                         Dechert LLP
   1-888-525-5757                             1775 I Street, NW
                                              Washington, D.C. 20006
   FOR ALL OTHER SHAREHOLDERS:
   HSBC Investor Funds
   P.O. Box 182845 Columbus, OH 43218-2845
   1-800-782-8183

TRANSFER AGENT AND SPONSOR
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
3435 Stelzer Road
Columbus, OH 43219














The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

       -- NOT FDIC INSURED    -- NO BANK GUARANTEE    -- MAY LOSE VALUE

HSB-0009                                                                   12/07

                                 Annual Report

                        HSBC Investor LifeLine Funds(TM)

================================================================================



                                           OCTOBER 31, 2007

                                           HSBC INVESTOR AGGRESSIVE
                                           GROWTH STRATEGY FUND
   LifeLine
                                           HSBC INVESTOR GROWTH
  It's simple.                             STRATEGY FUND

   It's easy.                              HSBC INVESTOR MODERATE
                                           GROWTH STRATEGY FUND
It's affordable.
                                           HSBC INVESTOR CONSERVATIVE
                                           GROWTH STRATEGY FUND







                          HSBC INVESTOR LIFELINE FUNDS


                                                                     HSBC [LOGO]

--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

HSBC INVESTOR LIFELINE FUNDS
ANNUAL REPORT - OCTOBER 31, 2007

Chairman's Message                                                             1
Commentary From the Investment Manager                                         2
Portfolio Reviews                                                              3
Statements of Assets and Liabilities                                          19
Statements of Operations                                                      20
Statements of Changes in Net Assets                                           21
Financial Highlights                                                          25
Notes to Financial Statements                                                 29
Report of Independent Registered Public Accounting Firm                       36
Other Federal Income Tax Information                                          37
Table of Shareholder Expenses                                                 39
HSBC INVESTOR PORTFOLIOS
Schedules of Portfolio Investments
  HSBC Investor Core Plus Fixed Income Portfolio                              41
  HSBC Investor High Yield Fixed Income Portfolio                             45
  HSBC Investor Intermediate Duration Fixed Income Portfolio                  50
  HSBC Investor Growth Portfolio                                              53
  HSBC Investor International Equity Portfolio                                54
  HSBC Investor Opportunity Portfolio                                         56
  HSBC Investor Value Portfolio                                               58
Statements of Assets and Liabilities                                          59
Statements of Operations                                                      61
Statements of Changes in Net Assets                                           63
Financial Highlights                                                          67
Notes to Financial Statements                                                 68
Report of Independent Registered Public Accounting Firm                       75
Investment Adviser Contract Approval                                          76
Table of Shareholder Expenses                                                 77
Board of Trustees                                                             79

--------------------------------------------------------------------------------
                                                               GLOSSARY OF TERMS
--------------------------------------------------------------------------------

CITIGROUP U.S. DOMESTIC THREE MONTH TREASURY BILL INDEX is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

LEHMAN   BROTHERS  U.S.   AGGREGATE   INDEX  is  an  unmanaged  index  generally
representative of the investment-grade debt issues with at least one year to final maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX is an unmanaged index market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

LEHMAN BROTHERS NEW YORK TAX EXEMPT INDEX is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

LIPPER HIGH CURRENT YIELDS FUNDS AVERAGE is an average of managed funds that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX is an unmanaged index which measures the performance of the broad high yield market.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") INDEX is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.




THE RUSSELL UNIVERSE - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of Certain partiess. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

RUSSELL 1000(R) GROWTH INDEX is unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX is unmanaged index which represents the smallest 2500 securities found in the Russell universe with higher price-to-book and higher forecasted growth values.

SECURITIES INDUSTRY AND FINANCIAL MARKETS ASSOCIATION MUNICIPAL SWAP INDEX ("SIFMA") is produced by Municipal Market Data, is a 7-day high-grade market index comprised of tax-exempt VRDOs from MMD's extensive MMD's extensive database.

STANDARD & POOR'S MIDCAP 400 INDEX ("S&P MIDCAP 400") is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

STANDARD & POOR'S 500 INDEX ("S&P 500") is an unmanaged index that measures the performance of the stock market as a whole.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS,

It is no secret that in today's global economy, investing is extremely complex. From the days when goods and services were bartered to the relatively modern period of "exchanges," many people are involved with many chances for both success and failure. The mutual fund industry of the 21st century exemplifies the most complex of investment vehicles, with the result that government agencies like the U.S. Securities and Exchange Commission and boards of mutual funds must be vigilant on behalf of the private investor.

To protect and support their shareholders, mutual fund boards need to have the most current information about general market trends and individual companies in which the funds invest. Boards must also determine who will be the best providers of this information and the best managers of the processes of the funds.

Our board relies on the advice of the counsel to the fund and on its own counsel to the independent trustees to analyze all the financial and managerial issues related to operations. For example, when approving advisory agreements, the board considers:

     o Nature, extent and quality of services to be provided

     o Cost of services and profits realized by the advisors

     o Determination of equitable fees

     o Comparison of fees and services provided by other advisors

     o Performance  of the funds and fund advisors

     o Economies of scale as funds grow

This list generally represents the factors for approving advisory agreements. If any of the service providers to the funds begins to fall short in its performance, the board will find out the reasons, recommend remedial action or make a change. This is an ongoing process, not limited to quarterly meetings. The board and all its service providers work every day on behalf of the shareholders. As always, as you read this report about the status of your investment, if you have questions, concerns or ideas, please contact us.

Yours truly,

/s/ Larry M. Robbins

Larry M. Robbins, Chairman, HSBC Investor Funds


1     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                          COMMENTARY FROM THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

HSBC INVESTMENTS (USA) INC.


U.S. ECONOMIC REVIEW

The U.S. economy slowed during the year ended October 31, 2007. Less consumption, housing weakness, subprime turmoil, and a recent slowing of corporate profits marked the year. While overall inflation was fine, inflationary pressures have been building through higher commodity prices.

The housing market has been a main drag on the U.S. economy and its growth. Housing continues to deteriorate, as indicated by August's 4.4% year-over-year decline in the Case-Shiller index of home prices and cyclical low in existing home sales.

After record years, corporate profits have begun to weaken led by a summer downturn in real estate, followed by subprime writedowns in Financials. A booming technology sector has been an exception to the slowdown in most industries. Employment is good, but growing anemically and matched with a less-tight 4.7% unemployment rate.

Therefore, while the most recent quarterly economic growth was a strong 4.9% annualized, that reading appears both high and unsustainable. In 2008, we believe continued growth is an uncertainty as the country braces for more rounds of mortgage resets, and increased defaults. The housing market has declined, driven by tighter credit and slow underlying demand. Housing will likely remain weak to allow time for underlying housing fundamentals to stabilize. Continued tight credit, lower housing wealth, and slower job growth, all combine to increase the downside risk to growth.

Our central scenario remains one of a soft-landing as indicators stay mixed, the employment situation remains reasonably healthy, and we believe we see a Federal Reserve Board (the "Fed") ready to support. However, we acknowledge downside risks to growth have increased given the potential implications of the subprime fallout for corporates and the economy at large.

According to our central scenario, growth is expected to slow moderately in other developed markets like Europe, and remain strong in emerging markets.

MARKET REVIEW

Stocks posted strong returns in the year ended October 31, 2007. The S&P 500 Index (price only) gained 12.4%, the Russell 2000(R) Index (price only) gained 8.0%, and the MSCI EAFE gained 25.4%. International indexes created new highs, and the S&P this year finally surpassed its 2000 peak.

The most significant market change in the past few months was due to the subprime contagion. When borrowers began to default on mortgages connected to souring housing investments, industries surrounding risky loan origination saw losses accelerate. Losses also spread to companies exposed to this sector, and tighter credit meant restrictive borrowing capacity for both consumers and companies.

The subprime situation led to a spike in risk-aversion. This was evidenced by a drop in financials stocks and a flight towards more safe-haven instruments like gold and U.S. Treasuries. In the past three months, gold has rallied 19.9% to $797/oz and 10-year bond yields dropped 26 basis points (0.26%) to 4.47%.

While the Fed has helpfully cut target rates, the situation remains critical. Looking at 2008, we believe we see a soft landing for the U.S. economy but a more difficult environment for corporate profits. We are therefore somewhat more cautious on equities over the next 12 months. Among fixed income markets, we prefer government debt to credit assets due to the market volatility and less attractive credit valuations.

                                             HSBC INVESTOR FAMILY OF FUNDS     2

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
HSBC INVESTOR GROWTH STRATEGY FUND
HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk, than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically have experienced a greater degree of market volatility than average. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instabilities and fluctuations in currency exchanges.

AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00.

The HSBC Investor Funds feature a number of funds that are structured as "master/feeder" funds. Under this two-tier structure, one fund (the "feeder fund") invests all of its investable assets in a second fund (the "master fund"). The LifeLine Funds, through this master/feeder structure, provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Each LifeLine Fund provides an asset allocation option corresponding to different investment objectives and risk tolerances. Each LifeLine Fund is a feeder fund. However, unlike most feeder funds, a LifeLine Fund will not direct all of its assets to a single master fund. Instead, the LifeLine Fund will allocate its assets to different master funds in accordance with its asset allocation model. HSBC Investments (USA) Inc. (the "Adviser"), according to specific target allocations, invested each LifeLine Fund's assets in some or all of the following master funds ("underlying Portfolios"):

HSBC Investor Growth Portfolio ("Growth Portfolio"); HSBC Investor Value Portfolio ("Value Portfolio"); HSBC Investor Opportunity Portfolio ("Small Cap Equity Portfolio"); HSBC Investor International Equity Portfolio ("International Equity Portfolio"); HSBC Investor Core Plus Fixed Income Portfolio ("Core Plus Fixed Income Portfolio"); HSBC Investor High Yield Fixed Income Portfolio (High Yield Fixed Income Fund); HSBC Investor Intermediate Duration Fixed Income Portfolio ("Intermediate Duration Fixed Income Portfolio"); and the HSBC Investor Money Market Fund ("Money Market Fund").


3     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

During the last fiscal period, each LifeLine Fund invested in a different combination of the underlying Portfolios according to the various target percentage weightings selected by the Adviser, approximately as set forth in the charts below.

                                                  ----------------------------------------------------------------------------------
                                                     HSBC INVESTOR    HSBC INVESTOR       HSBC INVESTOR           HSBC INVESTOR
                                                   AGGRESSIVE GROWTH      GROWTH         MODERATE GROWTH        CONSERVATIVE GROWTH
                                                       STRATEGY          STRATEGY           STRATEGY                  STRATEGY
UNDERLYING PORTFOLIO                                     FUND              FUND                FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                          1%                1%                  6%                       21%
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                         None               15%                 26%                       25%
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income Portfolio                        None                2%                  5%                        8%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Fixed Income Portfolio             None              None                None                        3%
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                          21%               21%                 19%                       15%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                            23%               20%                 15%                       10%
------------------------------------------------------------------------------------------------------------------------------------
Opportunity Portfolio                                     34%               20%                 11%                        4%
------------------------------------------------------------------------------------------------------------------------------------
Value Portfolio                                           21%               21%                 18%                       14%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   100%              100%                100%                      100%
====================================================================================================================================


                                             HSBC INVESTOR FAMILY OF FUNDS     4

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

                                                  Citigroup       HSBC Investor
          Russell   Russell           Russell     U.S. Domestic   Aggressive
          1000(R)   1000(R)   MSCI    2500(R)     Three Month     Growth
          Growth    Value     EAFE    Growth      Treasury Bill   Strategy Fund
          Index     Index     Index   Index       Index           (B Shares)(2)


2/9/05    10000     10000     10000      10000     10000           10000
3/05       9922     10190     10176       9917     10039            9850
6/05      10167     10360     10100      10270     10108           10110
9/05      10575     10763     11154      10916     10188           10900
12/05     10889     10899     11614      11213     10282           11233
3/06      11226     11546     12714      12539     10387           12128
6/06      10788     11614     12834      11771     10507           11907
9/06      11213     12336     13345      11629     10638           12118
12/06     11878     13323     14733      12588     10771           12962
3/07      12019     13489     15344    13095.8     10904           13283
6/07      12843     14153     16367    14010.5     11039           14368
9/07      13383     14119     16732    14102.3     11171           14750
10/07     13839     14120     17392    14686.1     11211           15143


             Aggressive         HSBC Investor
             Growth             Aggressive
             Blended            Growth
             Portfolio          Strategy
             Index(5)           Fund (B Shares)(2)

2/9/05       10000              10000
3/05         10036              9850
6/05         10232              10110
9/05         10868              10900
12/05        11172              11233
3/06         12075              12128
6/06         11765              11907
9/06         12078              12118
12/06        13060              12962
3/07         13433              13283
6/07         14293              14368
9/07         14521              14750
10/07        14961              15143


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL             EXPENSE
FUND PERFORMANCE                                                                     TOTAL RETURN (%)         RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                               INCEPTION            1           SINCE
AS OF OCTOBER 31, 2007                                            DATE             YEAR       INCEPTION     GROSS        NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class A(1)        2/14/05            17.54       15.68        3.52        1.50
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class B(2)         2/9/05            18.75       16.46        4.27        2.25
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class C(3)         6/9/05            21.97       19.54        4.27        2.25
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Blended Portfolio Index(5)                                       19.11        N/A          N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.
(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.
(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.
(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.
(5) THE AGGRESSIVE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (1%); RUSSELL 1000(R) GROWTH INDEX (21%); RUSSELL 1000(R) VALUE INDEX (21%); RUSSELL 2500(R) GROWTH INDEX (34%) AND THE MSCI EAFE INDEX (23%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.


5     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

                                                   Citigroup
           Russell    Russell   Russell            U.S. Domestic     Lehman           Merrill Lynch
           1000(R)    1000(R)   2500(R)   MSCI     Three Month       Brothers         U.S. High Yield  HSBC Investor
           Growth     Value     Growth    EAFE     Treasury          U.S. Aggregate   Master II        Growth Strategy
           Index      Index     Index     Index    Bill Index        Index            Index            (B Shares)(2)
2/1/05     10000      10000     10000     10000    10000             10000            10000            10000
3/05       9922       10190     9917      10176    10039             9890             9866             10150
6/05       10167      10360     10270     10100    10108             10188            10124            10410
9/05       10575      10763     10916     11154    10188             10119            10217            11040
12/05      10889      10899     11213     11614    10282             10179            10284            11336
3/06       11226      11546     12539     12714    10387             10114            10579            12018
6/06       10788      11614     11771     12834    10507             10105            10600            11877
9/06       11213      12336     11629     13345    10638             10490            11030            12128
12/06      11878      13323     12588     14733    10771             10620            11494            12883
3/07       12019      13489     13095.8   15344    10904             10779            11807            13176
6/07       12843      14153     14010.5   16367    11039             10723            11845            13984
9/07       13383      14119     14102.3   16732    11171             11028            11885            14368
10/07      13839      14120     14686.1   17392    11211             11127            11957            14623

             Growth Blended
             Portfolio Index     HSBC Investor Growth
             (5)                 Strategy Fund (B Shares)2

2/1/05       10000               10000
3/05         10025               10150
6/05         10224               10410
9/05         10725               11040
12/05        10982               11336
3/06         11643               12018
6/06         11439               11877
9/06         11825               12128
12/06        12643               12883
3/07         12952               13176
6/07         13618               13984
9/07         13874               14368
10/07        14218               14623

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL                 EXPENSE
FUND PERFORMANCE                                                            TOTAL RETURN (%)              RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION               1            SINCE
AS OF OCTOBER 31, 2007                                DATE                YEAR         INCEPTION      GROSS           NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class A(1)        2/8/05               13.88           13.76        2.19           1.50
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class B(2)        2/1/05               14.98           14.85        2.94           2.25
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class C(3)       4/27/05               18.04           17.17        2.94           2.25
------------------------------------------------------------------------------------------------------------------------------------
Growth Blended Portfolio Index(5)                                         16.38            N/A          N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

THE TOTAL RETURNS FOR EACH CLASS OF SHARES OF THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 INCLUDED THE RECEIPT OF A ONE-TIME PAYMENT IN RESPECT OF A CLASS ACTION SETTLEMENT. WITHOUT THE RECEIPT OF THIS PAYMENT, THE RETURNS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 WOULD HAVE BEEN LOWER.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.
(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.
(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.
(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.
(5) THE PERFORMANCE SHOWN FOR THE GROWTH BLENDED PORTFOLIO INDEX PRIOR TO APRIL 30, 2006 DOES NOT REFLECT THE 2.0% ALLOCATION TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (1%); MERRILL LYNCH HIGH YIELD MASTER II INDEX (2.0%); LEHMAN BROTHERS U.S. AGGREGATE FUND INDEX (15%); RUSSELL 1000(R) GROWTH INDEX (21%); RUSSELL 1000(R) VALUE INDEX (21%); RUSSELL 2500(R) GROWTH INDEX (20%), AND THE MSCI EAFE INDEX (20%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.

                                             HSBC INVESTOR FAMILY OF FUNDS     6

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

           Russell    Russell    Russell                Citigroup                                                  HSBC Investor
           1000(R)    1000(R)    2500(R)     MSCI       U.S. Domestic         Lehman Brothers    Merrill Lynch     Moderate Growth
           Growth     Value      Growth      EAFE       Three Month           U.S. Aggregate     U.S. High Yield   Strategy
           Index      Index      Index       Index      Treasury Bill Index   Index              Master II Index   (B Shares)(2)

2/1/05     10000      10000      10000       10000      10000                 10000              10000             10000
3/05       9922       10190      9917        10176      10039                 9890               9866              10032
6/05       10167      10360      10270       10100      10108                 10188              10124             10263
9/05       10575      10763      10916       11154      10188                 10119              10217             10693
12/05      10889      10899      11213       11614      10282                 10179              10284             10935
3/06       11226      11546      12539       12714      10387                 10114              10579             11391
6/06       10788      11614      11771       12834      10507                 10105              10600             11302
9/06       11213      12336      11629       13345      10638                 10490              11030             11553
12/06      11878      13323      12588       14733      10771                 10620              11494             12170
3/07       12019      13489      13095.8     15344      10904                 10779              11807             12400
6/07       12843      14153      14010.5     16367      11039                 10723              11845             12947
9/07       13383      14119      14102.3     16732      11171                 11028              11885             13283
10/07      13839      14120      14686.1     17392      11211                 11127              11957             13412

              Moderate Growth     HSBC Investor
              Blended             Moderate Growth
              Portfolio           Strategy Fund
              Index(5)            (B Shares)(2)

2/1/05        10000               10000
3/05          10006               10032
6/05          10213               10263
9/05          10575               10693
12/05         10784               10935
3/06          11237               11391
6/06          11109               11302
9/06          11510               11553
12/06         12156               12170
3/07          12415               12400
6/07          12899               12947
9/07          13160               13283
10/07         13420               13412

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL                   EXPENSE
FUND PERFORMANCE                                                                TOTAL RETURN (%)               RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                           INCEPTION            1             SINCE
AS OF OCTOBER 31, 2007                                        DATE             YEAR          INCEPTION     GROSS          NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class A(1)        2/3/05          10.28            10.43        2.14          1.52
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class B(2)        2/1/05          11.25            11.29        2.89          2.27
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class C(3)        6/9/05          14.20            12.74        2.89          2.27
------------------------------------------------------------------------------------------------------------------------------------
Moerate Growth Blended Portfolio Index(5)                       --            13.58              N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

THE TOTAL RETURNS FOR EACH CLASS OF SHARES OF THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 INCLUDED THE RECEIPT OF A ONE-TIME PAYMENT IN RESPECT OF A CLASS ACTION SETTLEMENT. WITHOUT THE RECEIPT OF THIS PAYMENT, THE RETURNS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 WOULD HAVE BEEN LOWER.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

(5) THE PERFORMANCE SHOWN FOR THE MODERATE GROWTH BLENDED PORTFOLIO INDEX PRIOR TO APRIL 30, 2006 DOES NOT REFLECT THE 5.0% ALLOCATION TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE MODERATE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (6%); LEHMAN BROTHERS U.S. AGGREGATE FUND INDEX (26%); MERRILL LYNCH HIGH YIELD MASTER II INDEX (5%); RUSSELL 1000(R) GROWTH INDEX (19%); RUSSELL 1000(R) VALUE INDEX (18%); RUSSELL 2500(R) GROWTH INDEX (11%) AND THE MSCI EAFE INDEX (15%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.


7     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

                                                                                                                        HSBC
                                                                                                           Merrill      Investor
                                                         Citigroup        Lehman         Lehman            Lynch        Conservative
         Russell     Russell     Russell                 U.S. Domestic    Brothers       Brothers          U.S. High    Growth
         1000(R)     1000(R)     2500(R)       MSCI      Three Month      U.S.           Intermediate      Yield        Strategy
         Growth      Value       Growth        EAFE      Treasury Bill    Aggregate      U.S. Aggregate    Master II    (B Shares)
         Index       Index       Index         Index     Index            Index          Index             Index        (2)
2/17/05  10000       10000       10000         10000     10000            10000          10000             10000        10000
3/05     9922        10190       9917          10176     10039            9890           9910              9866         9872
6/05     10167       10360       10270         10100     10108            10188          10150             10124        10032
9/05     10575       10763       10916         11154     10188            10119          10110             10217        10312
12/05    10889       10899       11213         11614     10282            10179          10166             10284        10530
3/06     11226       11546       12539         12714     10387            10114          10140             10579        10809
6/06     10788       11614       11771         12834     10507            10105          10153             10600        10766
9/06     11213       12336       11629         13345     10638            10490          10499             11030        10998
12/06    11878       13323       12588         14733     10771            10620          10631             11494        11457
3/07     12019       13489       13096         15344     10904            10779          10798             11807        11639
6/07     12843       14153       14011         16367     11039            10723          10761             11845        11972
9/07     13383       14119       14102         16732     11171            11028          11058             11885        12243
10/07    13839       14120       14686         17392     11211            11127          11147             11957        12263

                                        HSBC Investor
              Conservative Growth       Conservative Growth
              Blended Portfolio         Strategy Fund
              Index(5)                  (B Shares)(2)

2/17/05       10000                     10000
3/05          10004                     9872
6/05          10189                     10032
9/05          10444                     10312
12/05         10611                     10530
3/06          10918                     10809
6/06          10873                     10766
9/06          11249                     10998
12/06         11732                     11457
3/07          11948                     11639
6/07          12283                     11972
9/07          12522                     12243
10/07         12703                     12263

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        AVERAGE ANNUAL              EXPENSE
FUND PERFORMANCE                                                                        TOTAL RETURN (%)          RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 INCEPTION               1          SINCE
AS OF OCTOBER 31, 2007                                             DATE                 YEAR      INCEPTION     GROSS         NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class A(1)        2/23/05                6.57        7.40        3.26         1.54
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class B(2)        2/17/05                7.51        7.84        4.01         2.29
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class C(3)        4/19/05               10.97       10.17        4.01         2.29
------------------------------------------------------------------------------------------------------------------------------------
Conservative Growth Blended Portfolio Index(5)                      --                  10.75        N/A          N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

THE TOTAL RETURNS FOR EACH CLASS OF SHARES OF THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 INCLUDED THE RECEIPT OF A ONE-TIME PAYMENT IN RESPECT OF A CLASS ACTION SETTLEMENT. WITHOUT THE RECEIPT OF THIS PAYMENT, THE RETURNS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 WOULD HAVE BEEN LOWER.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.
(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.
(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.
(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

(5) THE PERFORMANCE SHOWN FOR THE CONSERVATIVE GROWTH BLENDED PORTFOLIO INDEX PRIOR TO APRIL 30, 2006 DOES NOT REFLECT THE 8.0% ALLOCATION TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE CONSERVATIVE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (21%); MERRILL LYNCH HIGH YIELD MASTER II INDEX (8%); LEHMAN BROTHERS U.S. AGGREGATE BOND FUND INDEX (25%); LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE BOND INDEX (3%); RUSSELL 1000(R) GROWTH INDEX (15%); RUSSELL 1000(R) VALUE INDEX (14%); RUSSELL 2500(R) GROWTH INDEX (4%) AND THE MSCI EAFE INDEX (10%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.

                                             HSBC INVESTOR FAMILY OF FUNDS     8

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
STANDARDIZED PERFORMANCE BENCHMARK INDICES FOR THE                       1
           YEAR ENDED OCTOBER 31, 2007                               YEAR (%)
--------------------------------------------------------------------------------

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index               4.95
Lehman Brothers U.S. Aggregate Bond Index                              7.36
Lehman Brothers Intermediate U.S. Aggregate Bond Index                 6.96
Merrill Lynch High Yield Master II Index                              12.36
MSCI EAFE Index                                                       20.32
Russell 1000(R) Growth Index                                          12.25
Russell 1000(R) Value Index                                           18.15
Russell 2500(R) Growth Index                                           7.32


CITIGROUP U.S. DOMESTIC 3-MONTH U.S. TREASURY BILL INDEX reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three -month Treasury Bill issues. The three-month Treasury Bills are the short-term debt obligations of the U.S. government.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

LEHMAN   BROTHERS   INTERMEDIATE   U.S.   AGGREGATE   BOND  INDEX  is  generally
representative of investment-grade debt issues with maturities between three and ten years.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

RUSSELL 1000(R) GROWTH INDEX measures the performance of 1000 securities in the Russell Universe with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of 1000 securities in the Russell Universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index.

RUSSELL 2500(R) GROWTH INDEX measures the performance of those 2500 securities in the Russell Universe with higher price-to-book ratios and higher forecasted growth values.
Investors cannot invest directly in an index, although they can invest in the underlying securities.


9     HSBC INVESTOR FAMILY OF FUNDS

                                                               PORTFOLIO REVIEWS

                                                  MOODY'S HAS ASSIGNED AN "AAA"
                                                   RATING TO THE HSBC INVESTOR
                                                      MONEY MARKET FUND.(1)

HSBC INVESTOR MONEY MARKET FUND

BY THOMAS RIORDAN
SENIOR FIXED INCOME PORTFOLIO MANAGER

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


During the third quarter of 2007 the fixed income markets were stressed due to liquidity concerns. As home prices declined throughout 2007, investors became increasingly concerned about the subprime mortgage market and certain related securities. In response, investors shunned most structured securities including asset backed commercial paper and structured investment vehicles ("SIV"). At October 31, the HSBC Investor Money Market Fund owned SIVs issued by several issuers, totaling $1.0 billion, which represented about 14% of the Fund's net assets. Because of sales and maturities that occurred after the Fund's fiscal year end, the Fund's SIV holdings were reduced to $558 million or about 7% of its net assets by December 17, 2007.*

As Advisor to the HSBC Investor Money Market Fund, HSBC Investments believes that the SIVs held by the Fund are high quality tranches of well-established programs, many of which are bank-sponsored. HSBC Investments' credit teams continue to monitor these SIV holdings and are in regular contact with SIV sponsors and rating agencies. Management believes that the Fund has remained in compliance with the relevant regulations for money market mutual funds.*

In terms of the broader market, in spite of the housing market woes, the economy grew at close to 3.0% annual rate for much of 2007 and the third quarter Gross Domestic Product(2) posted a surprisingly strong 3.9% growth rate. The broader measures of inflation have remained largely within the Federal Reserve's ("the Fed") target range of 1%-2%. Over the course of 2007, the core Producer Price Index(2), which excludes food and energy costs, rose at a 1.8% annual rate. The core Consumer Price Index(2) rose at a 2.3% annual rate. The core Personal Consumption Expenditure(2) index rose an average of 2.1% for 2007. Recently, there have been signs of inflation that have caused the Fed concern, including oil and gold prices at historical highs and a weakening dollar.

The Fed has an unusually difficult job of late, as there have been mixed signals on the economy, in addition to the ongoing liquidity issues. The Fed has taken several actions to ease liquidity concerns in the markets. In a surprise move on August 17, 2007, the Fed lowered the discount rate by 50 basis points (0.50%) to 5.75% and added massive amounts of cash reserves to the system to prevent a seizing up of economic activity and attempt to restore confidence to the markets. At the September 18, 2007 Federal Open Market Committee ("FOMC") meeting they lowered the target fed funds and discount rates by a greater than expected 50 basis points (0.50%) to 4.75% and 5.25% respectively. This gave investors a boost of confidence as they saw the Fed aggressively taking steps to add liquidity to the financial system.

The signs of a slowing economy, including layoffs in the financial services industry, in addition to the housing collapse have been offset by concerns of increased inflation. A statement from the October FOMC meeting highlighted these concerns. After cutting the target federal funds and discount rates by 25 basis points (0.25%) to 4.5% and 5.0% respectively, they issued a statement identifying the risks to economic growth and inflation as roughly balanced.

*Portfolio composition is subject to change

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                               HSBC INVESTOR FAMILY OF FUNDS  10

PORTFOLIO REVIEWS

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Fixed Income Portfolio (the "Portfolio") seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities.


INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.


MARKET COMMENTARY

The Fund outperformed the benchmark for the period under review. The key component of that outperformance was the Fund's defensive positioning. Early in the year, exposure to select off-benchmark holdings in high yield and emerging market debt contributed to positive performance. These gains were further enhanced later in the year, as the Fund moved to an underweight in corporates, as spread sectors underperformed duration adjusted treasuries. The Fund also benefited from individual security selection within corporate credits and mortgages.*

Going forward, we will continue to analyze the yield curve for pricing anomalies and opportunistically add duration as higher yields reflect fair value. We look to remain defensive as we believe that the fundamentals may continue to deteriorate over the next 6-12 months eventually causing speculative grade defaults to rise from current levels. If this occurs, we will see a much more dramatic widening in credit spreads than we have seen in the current market environment. We believe the excesses of the past several years have yet to be resolved through short-term market volatility and central bank reaction. Consequently, we believe these will continue to have an economic and market impact.

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 11 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
BY HSBC INVESTMENTS (USA) INC. HIGH YIELD TEAM

HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The HSBC High Yield Team provides the day to day management of the portfolio. The Team's philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets.


INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

MARKET COMMENTARY

The Fund (Class I Shares) outperformed the benchmark for the period under review. Performance was driven by the Fund's overweight exposure in CCC-rated issuers and its underweight in the building products and home builders industries.*


Going forward, we will maintain duration that approximates that of the benchmark. We continue to analyze the yield curve for pricing anomalies. Our outlook for the remainder of 2007 is cautiously optimistic. On an industry front, we remain positive on the energy, gaming, wireless, and cable sectors. Although we remain cautious on home builders, financials and autos.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                               HSBC INVESTOR FAMILY OF FUNDS  12

PORTFOLIO REVIEWS

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Portfolio") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities.


INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.


MARKET COMMENTARY

The Fund (Class I Shares) outperformed the benchmark for the period under review. The key component of that outperformance was the Fund's defensive positioning. Early in the year, exposure to select off-benchmark holdings in high yield and emerging market debt contributed to positive performance. These gains were further enhanced later in the year, as the Fund moved to an underweight in corporates, as spread sectors underperformed duration adjusted treasuries. The Fund also benefited from individual security selection within corporate credits and mortgages.*

Going forward, we will continue to analyze the yield curve for pricing anomalies and opportunistically add duration as higher yields reflect fair value. We look to remain defensive as we believe that the fundamentals may continue to deteriorate over the next 6-12 months eventually causing speculative grade defaults to rise from current levels. If this occurs, we will see a much more dramatic widening in credit spreads than we have seen in the current market environment. We believe the excesses of the past several years have yet to be resolved through short-term market volatility and central bank reaction. Consequently, we believe these will continue to have an economic and market impact.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 13 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR GROWTH PORTFOLIO
BY PHILIP J. SANDERS, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA AND DANIEL P. BECKER, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The HSBC Investor Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as the sub-adviser.


INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


MARKET COMMENTARY

Equities in general performed well during the Fund's fiscal year ended October 31, 2007, and large-cap growth stocks in particular generated healthy returns. Investors worried that the housing market's slump and the subprime mortgage crisis would weaken economic growth, so they sought shares of firms that appeared poised to deliver earnings growth in a slowing economy. Those trends helped the Fund post a strong absolute gain for the 12-month period under review.

The Fund outperformed its benchmark index largely due to strong stock selection. In fact, security selection added to relative returns in seven of the eight economic sectors in which the Fund invested during the period. The performance of the Fund's holdings in the technology, consumer discretionary, materials and energy sectors especially lifted its return relative to the benchmark.*


The Fund's holdings in the financial sector weighed on its relative performance. The subprime mortgage crisis caused problems for many of the financial stocks in the Fund's portfolio, as investors worried that a deteriorating credit environment could eat into financial firms' profits.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 14

PORTFOLIO REVIEWS

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
BY KEVIN F. SIMMS
CO-CIO INTERNATIONAL VALUE EQUITIES AND DIRECTOR OF RESEARCH - GLOBAL AND INTERNATIONAL VALUE EQUITIES
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

The HSBC Investor International Equity Portfolio (the "Portfolio") seeks to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Portfolio employs AllianceBernstein L.P. ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.


The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.


INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.


Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


MARKET COMMENTARY

International stocks performed well during the period. Investors encouraged by solid global economic growth and generally low interest rates bid up stocks in foreign markets, helping the Fund post strong absolute returns. Substantial declines in the value of the U.S. dollar also boosted absolute returns, as they increased the value of assets denominated in foreign currencies.

The Fund held an overweight position relative to its benchmark index in shares of industrial commodities firms. Strong global demand, fueled by powerful economic growth in China and elsewhere, pushed up prices on commodities and bolstered the profits of commodities-related firms. Commodities stocks surged as a result, helping the Fund to produce positive performance.


The Fund's holdings in the financial sector weighed on relative performance. Global investors during the second half of the period became concerned about rising mortgage defaults by U.S. homeowners with weak credit. Investors worried that sub-prime mortgage defaults could undermine securities backed by such loans, potentially leading to a global credit crunch. Financial stocks generally declined as a result of those fears, so the Fund's overweight position in the sector detracted from its returns relative to the benchmark which resulted with the Fund's (Advisor Shares) slightly underperforming the MSCI EAFE Index.

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 15 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR OPPORTUNITY PORTFOLIO
BY WILLIAM A. MUGGIA
PRESIDENT-CHIEF INVESTMENT OFFICER
WESTFIELD CAPITAL MANAGEMENT, LLC

The HSBC Investor Opportunity Fund ("the Fund") seeks to provide its shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Opportunity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.


The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.


INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.


MARKET COMMENTARY

In a period of slowing corporate profit growth, small- and mid-capitalization growth stocks meaningfully outperformed value stocks as measured by Russell indices. Materials, energy and industrial stocks were among the performance leaders, as stocks in those sectors appeared to benefit from exposure to the healthy pace of economic activity outside the U.S.

Broad participation within the health care sector helped the Fund outperform the benchmark. Stocks from five different industries contributed to relative gains, but the impact of stocks within pharmaceuticals & life science tools was most significant. Maintaining a commitment to the energy sector yielded positive results relative to the benchmark as well. Stock selection within energy equipment and services was notable as companies with exposure to markets in the eastern hemisphere performed well.*


The consumer discretionary sector also provided a source of superior performance during the year. An underweight position in this lagging sector was of some benefit, but the bulk of excess return against the benchmark stemmed from stock selection. Our emphasis on shares of firms with unique franchises exposed to the high-end consumer, particularly in apparel retail, publishing and specialized consumer services, helped the Fund's consumer discretionary stake outperform that of the benchmark.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                               HSBC INVESTOR FAMILY OF FUNDS  16

PORTFOLIO REVIEWS

HSBC INVESTOR VALUE PORTFOLIO
BY JON D. BOSSE, CFA
CHIEF INVESTMENT OFFICER
NWQ INVESTMENT MANAGEMENT COMPANY, LLC

The HSBC Investor Value Portfolio (the "Portfolio") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as the sub-adviser.


INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.


Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


MARKET COMMENTARY

Strong performance by energy and basic materials stocks enhanced the Fund's absolute return. Those sectors benefited as fast-expanding international economies contributed to powerful demand for oil and other raw materials. Select stocks in such diverse industries as insurance brokerage, railroads, tobacco, technology and telecommunications also contributed to the Fund's absolute return. The Fund's exposure to the financial sector negatively influenced performance, as financial stocks--and particularly mortgage-related stocks--suffered from investor concerns about the subprime mortgage crisis.*

Strong performance by the Fund's holdings in the oil and natural gas exploration industry was the primary positive contributor to relative gains. Mining and metals stocks also were significant contributors to the Fund's performance against its benchmark, as those stocks benefited from strong global demand for precious and base metals.*


The Fund held an underweight position in the lagging financial sector. Selection among financial stocks caused the Fund's allocation to the sector to weigh on relative returns, however. Shares of mortgage origination and service firms in the portfolio suffered from the loss of investor confidence in the mortgage business, while mortgage insurance-related holdings came under pressure as investors became increasingly concerned about loan defaults.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 17 HSBC INVESTOR FAMILY OF FUNDS

                                                               PORTFOLIO REVIEWS

PORTFOLIO COMPOSITION*
OCTOBER 31, 2007
(UNAUDITED)

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                              33.4%
--------------------------------------------------------------------------------
Mortgage Backed Securities                                   23.2%
--------------------------------------------------------------------------------
Commercial Mortgage
  Backed Securities                                          15.8%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                           7.6%
--------------------------------------------------------------------------------
Asset Backed Securities                                       7.2%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                      6.3%
--------------------------------------------------------------------------------
Cash and Equivalents                                          4.0%
--------------------------------------------------------------------------------
Foreign Bond                                                  2.5%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                              97.5%
--------------------------------------------------------------------------------
Cash and Equivalents                                          2.5%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION
  FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Mortgage Backed Securities                                   24.3%
--------------------------------------------------------------------------------
Corporate Bond                                               36.4%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                          10.1%
--------------------------------------------------------------------------------
Asset Backed Securities                                       7.2%
--------------------------------------------------------------------------------
Commercial Mortgage
  Backed Securities                                          16.6%
--------------------------------------------------------------------------------
Foreign Bond                                                  4.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                          1.0%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Information Technology                                       31.1%
--------------------------------------------------------------------------------
Health Care                                                  16.4%
--------------------------------------------------------------------------------
Industrials                                                  13.0%
--------------------------------------------------------------------------------
Consumer Staples                                             10.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                        9.3%
--------------------------------------------------------------------------------
Financials                                                    8.4%
--------------------------------------------------------------------------------
Energy                                                        5.2%
--------------------------------------------------------------------------------
Materials                                                     4.2%
--------------------------------------------------------------------------------
Cash and Equivalents                                          2.3%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Europe                                                       62.6%
--------------------------------------------------------------------------------
Japan                                                        21.1%
--------------------------------------------------------------------------------
Australia & Far East                                          7.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                          1.6%
--------------------------------------------------------------------------------
Other                                                         4.7%
--------------------------------------------------------------------------------
Canada                                                        2.6%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Health Care                                                  26.6%
--------------------------------------------------------------------------------
Information Technology                                       17.6%
--------------------------------------------------------------------------------
Industrials                                                  15.4%
--------------------------------------------------------------------------------
Energy                                                       13.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                       12.2%
--------------------------------------------------------------------------------
Financials                                                    6.0%
--------------------------------------------------------------------------------
Business Services                                             2.7%
--------------------------------------------------------------------------------
Consumer Staples                                              2.7%
--------------------------------------------------------------------------------
Cash and Equivalents                                          1.7%
--------------------------------------------------------------------------------
Telecommunications                                            1.4%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Financials                                                   25.1%
--------------------------------------------------------------------------------
Information Technology                                       10.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                        9.3%
--------------------------------------------------------------------------------
Energy                                                       11.5%
--------------------------------------------------------------------------------
Industrials                                                   7.7%
--------------------------------------------------------------------------------
Materials                                                     6.6%
--------------------------------------------------------------------------------
Cash                                                          9.4%
--------------------------------------------------------------------------------
Consumer Staples                                              6.7%
--------------------------------------------------------------------------------
Telecommunication Services                                    3.5%
--------------------------------------------------------------------------------
Miscellaneous                                                 2.3%
--------------------------------------------------------------------------------
Transportation                                                2.3%
--------------------------------------------------------------------------------
Health Care                                                   4.7%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

                                               HSBC INVESTOR FAMILY OF FUNDS  18

HSBC INVESTOR LIFELINE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--AS OF OCTOBER 31, 2007


                                                                AGGRESSIVE       GROWTH        MODERATE      CONSERVATIVE
                                                                  GROWTH        STRATEGY        GROWTH         GROWTH
                                                               STRATEGY FUND      FUND       STRATEGY FUND   STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments in Affiliated Portfolios                         $12,398,291    $36,289,798    $35,994,580   $  9,506,832
    Investments in Affiliated Fund, at value (a)                     124,808        365,927      2,295,024      2,523,618
                                                               -------------  -------------  -------------  -------------
    Total Investments                                             12,523,099     36,655,725     38,289,604     12,030,450
                                                               -------------  -------------  -------------  -------------
    Receivable for capital shares issued                              19,200         84,127        194,218         17,922
    Receivable from Investment Adviser                                 5,992          1,512          1,583            609
    Prepaid expenses and other assets                                  5,486          3,885          7,643          6,213
                                                               -------------  -------------  -------------  -------------
    TOTAL ASSETS                                                  12,553,777     36,745,249     38,493,048     12,055,194
                                                               -------------  -------------  -------------  -------------

LIABILITIES:
    Payable for capital shares redeemed                               20,328        163,711         14,489          3,696
    Accrued expenses and other liabilities:
        Investment Management                                            516          5,494          9,393            502
        Administration                                                   333            986          1,041            344
        Distribution                                                   3,377          9,356         11,376          3,240
        Shareholder Servicing                                          2,590          7,594          7,968          2,527
        Compliance Service                                                 7             22             22              4
        Transfer Agent                                                 3,367          4,410          4,570          3,165
        Trustee                                                           19             58             59             14
        Other                                                          7,680         23,781         24,285          7,399
                                                               -------------  -------------  -------------  -------------
    TOTAL LIABILITIES                                                 38,217        215,412         73,203         20,891
                                                               -------------  -------------  -------------  -------------
NET ASSETS                                                       $12,515,560    $36,529,837    $38,419,845    $12,034,303
                                                               =============  =============  =============  =============


COMPOSITION OF NET ASSETS:
    Capital                                                      $ 9,805,279    $29,646,780    $32,895,252    $10,947,282
    Accumulated net investment income (loss)                          (4,459)       112,089         14,138         18,083
    Accumulated net realized gains( losses) from investment
      and foreign currency transactions                              757,521      1,874,813      1,482,315        265,540
    Unrealized appreciation/depreciation from investments
      and foreign currencies                                       1,957,219      4,896,155      4,028,140        803,398
                                                               -------------  -------------  -------------  -------------
NET ASSETS                                                       $12,515,560    $36,529,837    $38,419,845    $12,034,303
                                                               =============  =============  =============  =============


NET ASSETS:
    Class A Shares                                               $ 7,046,424    $21,351,615    $20,140,221    $ 6,669,226
    Class B Shares                                                 4,941,621     13,905,109     16,513,396      4,928,257
    Class C Shares                                                   527,515      1,273,113      1,766,228        436,820
                                                               -------------  -------------  -------------  -------------
                                                                 $12,515,560    $36,529,837    $38,419,845    $12,034,303
                                                               =============  =============  =============  =============


SHARES OUTSTANDING
    ($0.001 par value, unlimited number of shares authorized):
    Class A Shares                                                   453,257      1,449,732      1,518,064        553,740
    Class B Shares                                                   323,671        947,939      1,244,290        412,831
    Class C Shares                                                    34,570         86,383        136,126         35,652


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
    Class A Shares                                               $     15.55    $     14.73    $     13.27    $     12.04
    Class B Shares*                                              $     15.27    $     14.67    $     13.27    $     11.94
    Class C Shares*                                              $     15.26    $     14.74    $     12.97    $     12.25
    Maximum Sales Charge -- Class A Shares                             5.00%          5.00%          5.00%          5.00%
                                                               =============  =============  =============  =============
    Maximum Offering Price per share (Net Asset Value/
      (100% -- maximum sales charge)) -- Class A Shares          $     16.37    $     15.51    $     13.97    $     12.67
                                                               =============  =============  =============  =============
    Investments in Affiliated Fund, at cost                      $   124,808    $   365,927    $ 2,295,024    $ 2,523,618
                                                               =============  =============  =============  =============

---------
* Redemption Price per share varies by length of time shares are held.

(a) The investment in the affiliated fund are holdings of the HSBC Investor Money Market Fund Class Y Shares (see Note 1). The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purposes are the same.

19   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                    HSBC INVESTOR LIFELINE FUNDS

                   STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2007

                                                                AGGRESSIVE       GROWTH        MODERATE      CONSERVATIVE
                                                                  GROWTH        STRATEGY        GROWTH         GROWTH
                                                               STRATEGY FUND      FUND       STRATEGY FUND   STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Investment Income from Affiliated Portfolios (a)              $  148,417     $  694,556     $  905,275      $ 234,011
    Investment Income from Affiliated Fund                             4,920         14,702         92,324         82,458
    Foreign tax withholding from Affiliated Portfolios (a)            (7,822)       (20,533)       (16,040)        (2,646)
    Expenses from Affiliated Portfolios (a)                          (75,007)      (212,990)      (207,459)       (45,260)
                                                                 -----------    -----------    -----------      ---------
    TOTAL INVESTMENT INCOME                                           70,508        475,735        774,100        268,563
                                                                 -----------    -----------    -----------      ---------


EXPENSES:
    Investment Management                                              4,939         14,697         15,332          3,893
    Administration                                                     2,884          8,581          8,960          2,260
    Distribution:
        Class B Shares                                                30,028         84,308        102,735         24,720
        Class C Shares                                                 2,255          6,809          8,526          2,941
    Shareholder Servicing:
        Class A Shares                                                13,922         43,066         39,499         10,179
        Class B Shares                                                10,019         28,143         34,306          8,297
        Class C Shares                                                   753          2,274          2,853            987
    Accounting                                                        29,086         29,086         29,086         29,086
    Compliance Service                                                   107            319            332             82
    Transfer Agent                                                    54,054         75,886         76,585         44,039
    Trustee                                                              234            698            726            179
    Printing                                                          19,109         54,617         56,278         13,174
    Registration fees                                                     28             69             71             56
    Other                                                             14,669         15,735         18,968          3,991
                                                                 -----------    -----------    -----------      ---------
        Total expenses before fee reductions                         182,087        364,288        394,257        143,884
        Fees reduced by Investment Adviser                           (76,364)       (44,426)       (29,557)       (44,214)
                                                                 -----------    -----------    -----------      ---------
        NET EXPENSES                                                 105,723        319,862        364,700         99,670
                                                                 -----------    -----------    -----------      ---------

NET INVESTMENT INCOME (LOSS)                                         (35,215)       155,873        409,400        168,893
                                                                 -----------    -----------    -----------      ---------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS: (a)
Net realized gains (losses) from investments and foreign currency
    transactions                                                     810,981      1,888,561      1,499,302        267,881
Change in unrealized appreciation/depreciation from investments    1,335,250      3,251,636      2,609,124        433,433
                                                                 -----------    -----------    -----------      ---------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT
 TRANSACTIONS                                                      2,146,231      5,140,197      4,108,426        701,314
                                                                 -----------    -----------    -----------      ---------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $2,111,016     $5,296,070     $4,517,826       $870,207
                                                                 ===========    ===========    ===========      =========

----------
(a) Represents amounts allocated from the respective Affiliated Portfolios.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR LIFELINE FUNDS   20

HSBC INVESTOR LIFELINE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                            AGGRESSIVE GROWTH STRATEGY FUND             GROWTH STATEGY FUND
---------------------------------------------------------------------------------------------------------------------
                                              FOR THE             FOR THE             FOR THE             FOR THE
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2007    OCTOBER 31, 2006
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)         $        (35,215)   $        (12,945)   $        155,873    $         67,776
    Net realized gains (losses) from
      investment transactions                     810,981             (17,813)          1,888,561             150,344
    Change in unrealized appreciation/
      depreciation from investments             1,335,250             557,180           3,251,636           1,449,423
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    2,111,016             526,422           5,296,070           1,667,543
                                         ----------------    ----------------    ----------------    ----------------

DIVIDENDS:
NET INVESTMENT INCOME:
  Class A Shares                                       --                  --             (91,507)                (22)
  Class B Shares                                       --                  --             (11,110)                 --
  Class C Shares                                       --                  --                (784)                 --

NET REALIZED GAINS:
  Class A Shares                                       --              (4,248)            (94,565)             (7,479)
  Class B Shares                                       --              (4,512)            (64,734)             (8,003)
  Class C Shares                                       --                (298)             (5,227)               (626)
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  SHAREHOLDER DIVIDENDS                                --              (9,058)           (267,927)            (16,130)
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                          3,061,815           5,378,169           9,652,802          14,606,757
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                            5,172,831           5,895,533          14,680,945          16,258,170

NET ASSETS:
    Beginning of period                         7,342,729           1,447,196          21,848,892           5,590,722
                                         ----------------    ----------------    ----------------    ----------------
    End of period                        $     12,515,560    $      7,342,729    $     36,529,837    $     21,848,892
                                         ================    ================    ================    ================
    Accumulated net investment income
     (loss)                              $         (4,459)   $        (14,704)   $        112,089    $         55,913
                                         ================    ================    ================    ================

21  HSBC INVESTOR LIFELINE FUNDS              SEE NOTES TO FINANCIAL STATEMENTS.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                             AGGRESSIVE GROWTH STRATEGY FUND                 GROWTH STATEGY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE             FOR THE               FOR THE             FOR THE
                                              YEAR ENDED          YEAR ENDED            YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2007    OCTOBER 31, 2006      OCTOBER 31, 2007    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
    Proceeds from shares issued             $ 2,836,042           $3,199,933          $ 7,969,359          $ 9,462,116
    Dividends reinvested                             --                4,248              185,652                7,500
    Value of shares redeemed                 (1,111,410)             (77,034)          (2,339,143)            (634,007)
                                         --------------         ------------        -------------        -------------
Class A Shares capital transactions           1,724,632            3,127,147            5,815,868            8,835,609
                                         --------------         ------------        -------------        -------------

CLASS B SHARES:
    Proceeds from shares issued               1,516,999            2,171,105            4,252,061            5,742,896
    Dividends reinvested                             --                4,512               75,546                8,002
    Value of shares redeemed                   (405,168)            (116,411)          (1,033,237)            (412,505)
                                         --------------         ------------        -------------        -------------
Class B Shares capital transactions           1,111,831            2,059,206            3,294,370            5,338,393
                                         --------------         ------------        -------------        -------------

CLASS C SHARES:
    Proceeds from shares issued                 328,562              196,567              768,456              547,274
    Dividends reinvested                             --                  298                6,011                  627
    Value of shares redeemed                   (103,210)              (5,049)            (231,903)            (115,146)
                                         --------------         ------------        -------------        -------------
Class C Shares capital transactions             225,352              191,816              542,564              432,755
                                         --------------         ------------        -------------        -------------

CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                      $ 3,061,815           $5,378,169          $ 9,652,802          $14,606,757
                                         ==============         ============        =============        =============


SHARE TRANSACTIONS:
CLASS A SHARES:
    Issued                                      206,802              265,210              599,873              799,471
    Reinvested                                       --                  378               14,632                  664
    Redeemed                                    (81,057)              (6,528)            (173,704)             (53,747)
                                         --------------         ------------        -------------        -------------
Change in Class A Shares                        125,745              259,060              440,801              746,388
                                         --------------         ------------        -------------        -------------

CLASS B SHARES:
    Issued                                      112,606              183,959              318,815              486,469
    Reinvested                                       --                  405                5,949                  705
    Redeemed                                    (29,929)              (9,634)             (77,193)             (34,595)
                                         --------------         ------------        -------------        -------------
Change in Class B Shares                         82,677              174,730              247,571              452,579
                                         --------------         ------------        -------------        -------------

CLASS C SHARES:
    Issued                                       24,063               16,830               56,478               46,515
    Reinvested                                       --                   27                  471                   55
    Redeemed                                     (7,943)                (407)             (17,406)              (9,539)
                                         --------------         ------------        -------------        -------------
Change in Class C Shares                         16,120               16,450               39,543               37,031
                                         --------------         ------------        -------------        -------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR LIFELINE FUNDS   22

HSBC INVESTOR LIFELINE FUNDS

                                            MODERATE GROWTH STRATEGY FUND         CONSERVATIVE GROWTH STATEGY FUND
---------------------------------------------------------------------------------------------------------------------
                                              FOR THE             FOR THE             FOR THE             FOR THE
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2007    OCTOBER 31, 2006
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)         $        409,400    $        196,149    $        168,893    $         85,034
    Net realized gains from investment
      transactions                              1,499,302             196,766             267,881              66,363
    Change in unrealized appreciation/
      depreciation from investments             2,609,124           1,241,590             433,433             247,105
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    4,517,826           1,634,505             870,207             398,502
                                         ----------------    ----------------    ----------------    ----------------

DIVIDENDS:
NET INVESTMENT INCOME:
    Class A Shares                               (262,090)           (125,404)            (94,234)            (51,938)
    Class B Shares                               (132,843)            (57,383)            (56,207)            (31,029)
    Class C Shares                                (11,916)             (5,807)             (6,383)             (4,345)

NET REALIZED GAINS:
    Class A Shares                               (107,302)             (3,616)            (34,028)                 --
    Class B Shares                                (94,696)             (3,427)            (29,598)                 --
    Class C Shares                                 (6,378)               (500)             (3,582)                 --
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  SHAREHOLDER DIVIDENDS                          (615,225)           (196,137)           (224,032)            (87,312)
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                         11,050,090          14,905,868           5,431,997           3,202,429
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                           14,952,691          16,344,236           6,078,172           3,513,619

NET ASSETS:
    Beginning of period                        23,467,154           7,122,918           5,956,131           2,442,512
                                         ----------------    ----------------    ----------------    ----------------
    End of period                        $     38,419,845    $     23,467,154    $     12,034,303    $      5,956,131
                                         ================    ================    ================    ================
    Accumulated net investment income    $         14,138    $          4,489    $         18,083    $          4,342
                                         ================    ================    ================    ================

23   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                             MODERATE GROWTH STRATEGY FUND             CONSERVATIVE GROWTH STATEGY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE             FOR THE               FOR THE             FOR THE
                                              YEAR ENDED          YEAR ENDED            YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2007    OCTOBER 31, 2006      OCTOBER 31, 2007    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
    Proceeds from shares issued             $ 7,912,763          $ 8,904,235           $1,988,365           $2,584,751
    Proceeds from shares issued in
     conversion                                      --                   --            1,774,237                   --
    Dividends reinvested                        366,055              126,311              127,648               51,938
    Value of shares redeemed                 (2,131,003)          (1,004,146)            (631,447)            (773,807)
                                          -------------        -------------         ------------         ------------
Class A Shares capital transactions           6,147,815            8,026,400            3,258,803            1,862,882
                                          -------------        -------------         ------------         ------------

CLASS B SHARES:
    Proceeds from shares issued               4,788,564            6,939,098            1,387,844            1,216,860
    Proceeds from shares issued in
     conversion                                      --                   --              981,527                   --
    Dividends reinvested                        226,308               60,467               84,374               30,500
    Value of shares redeemed                   (966,698)            (544,781)            (366,939)            (130,465)
                                          -------------        -------------         ------------         ------------
Class B Shares capital transactions           4,048,174            6,454,784            2,086,806            1,116,895
                                          -------------        -------------         ------------         ------------

CLASS C SHARES:
    Proceeds from shares issued               1,158,749              574,091              109,629              285,040
    Proceeds from shares issued in
     conversion                                      --                   --               23,289                   --
    Dividends reinvested                         18,281                6,307                9,965                4,345
    Value of shares redeemed                   (322,929)            (155,714)             (56,495)             (66,733)
                                          -------------        -------------         ------------         ------------
Class C Shares capital transactions             854,101              424,684               86,388              222,652
                                          -------------        -------------         ------------         ------------

CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                      $11,050,090          $14,905,868           $5,431,997           $3,202,429
                                          =============        =============         ============         ============

SHARE TRANSACTIONS:
CLASS A SHARES:
    Issued                                      638,805              791,634              172,826              240,413
    Issued in conversion                             --                   --              148,136                   --
    Reinvested                                   29,777               11,134               11,167                4,788
    Redeemed                                   (173,246)             (89,017)             (54,690)             (71,416)
                                          -------------        -------------         ------------         ------------
Change in Class A Shares                        495,336              713,751              277,439              173,785
                                          -------------        -------------         ------------         ------------

CLASS B SHARES:
    Issued                                      387,531              615,692              121,528              114,343
    Issued in conversion                             --                   --               82,738                   --
    Reinvested                                   18,521                5,311                7,465                2,841
    Redeemed                                    (77,311)             (48,672)             (31,991)             (12,263)
                                          -------------        -------------         ------------         ------------
Change in Class B Shares                        328,741              572,331              179,740              104,921
                                          -------------        -------------         ------------         ------------

CLASS C SHARES:
    Issued                                       95,099               52,985                9,224               26,278
    Issued in conversion                             --                   --                1,922                   --
    Reinvested                                    1,520                  572                  864                  398
    Redeemed                                    (27,016)             (14,028)              (4,861)              (6,091)
                                          -------------        -------------         ------------         ------------
Change in Class C Shares                         69,603               39,529                7,149               20,585
                                          -------------        -------------         ------------         ------------

SEE NOTES TO FINANCIAL STATEMENTS.              HSBC INVESTOR LIFELINE FUNDS  24

--------------------------------------------------------------------------------
              HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              FINANCIAL HIGHLIGHTS


     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                        DIVIDENDS
                                            ----------------------------------------      ------------------------


                                                            NET
                                                            REALIZED
                                                            AND UNREALIZED                 NET
                                  NET                       GAINS                          REALIZED                   NET
                                  ASSET       NET           (LOSSES)        TOTAL          GAINS                      ASSET
                                  VALUE,      INVESTMENT    FROM            FROM           FROM                       VALUE,
                                  BEGINNING   INCOME        INVESTMENT      INVESTMENT     INVESTMENT    TOTAL        END
                                  OF PERIOD   (LOSS)        TRANSACTIONS    ACTIVITIES     TRANSACTIONS  DIVIDENDS    OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (g)    $10.00       (0.01)         0.61        0.60             --             --        $10.60
Year Ended October 31, 2006           10.60        0.01          2.01        2.02          (0.05)         (0.05)        12.57
Year Ended October 31, 2007           12.57        0.00*(f)      2.98        2.98             --             --         15.55

CLASS B SHARES
Period Ended October 31, 2005 (h)    $10.00       (0.04)         0.61        0.57             --             --        $10.57
Year Ended October 31, 2006           10.57       (0.05)         1.97        1.92          (0.05)         (0.05)        12.44
Year Ended October 31, 2007           12.44       (0.11)*        2.94        2.83             --             --         15.27

CLASS C SHARES
Period Ended October 31, 2005 (i)    $10.00       (0.05)         0.60        0.55             --             --        $10.55
Year Ended October 31, 2006           10.55       (0.04)         1.95        1.91          (0.05)         (0.05)        12.41
Year Ended October 31, 2007           12.41       (0.11)*        2.96        2.85             --             --         15.26

                                                               RATIOS/SUPPLEMENTARY DATA
                                             ---------------------------------------------------------------

                                                                      RATIO
                                                                      OF NET
                                                        RATIO         INVESTMENT
                                                        OF NET        INCOME         RATIO OF
                                              NET       EXPENSES      (LOSS)         EXPENSES
                                              ASSETS    TO            TO             TO
                                              AT END OF AVERAGE       AVERAGE        AVERAGE      PORTFOLIO
                                  TOTAL       PERIOD    NET           NET            NET          TURNOVER
                                  RETURN(b)   (000'S)   ASSETS(c)     ASSETS(c)      ASSETS(c)(d) RATE(e)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (g)      6.00%   $  726     1.50%        (0.20)%         11.72%      49.10%
Year Ended October 31, 2006           19.15%    4,116     1.50%         0.05%           3.52%      48.46%
Year Ended October 31, 2007           23.71%    7,046     1.50%        (0.03)%          2.27%      45.50%

CLASS B SHARES
Period Ended October 31, 2005 (h)      5.70%   $  700     2.25%        (1.01)%         11.63%      49.10%
Year Ended October 31, 2006           18.25%    2,998     2.25%        (0.70)%          4.33%      48.46%
Year Ended October 31, 2007           22.75%    4,942     2.25%        (0.77)%          3.02%      45.50%

CLASS C SHARES
Period Ended October 31, 2005 (i)      5.50%   $   21     2.25%        (1.15)%          9.79%      49.10%
Year Ended October 31, 2006           18.19%      229     2.25%        (0.69)%          4.20%      48.46%
Year Ended October 31, 2007           22.97%      528     2.25%        (0.79)%          2.99%      45.50%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Rounds to less than $0.01.

(g)  Class A Shares commenced operations on February 14, 2005.

(h)  Class B Shares commenced operations on February 9, 2005.

(i)  Class C Shares commenced operations on June 9, 2005.


25   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
              HSBC INVESTOR GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              FINANCIAL HIGHLIGHTS


              SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)


                                                    INVESTMENT ACTIVITIES                                DIVIDENDS
                                            ----------------------------------------       -----------------------------------------


                                                            NET
                                                            REALIZED
                                                            AND UNREALIZED                               NET
                                  NET                       GAINS                                        REALIZED
                                  ASSET       NET           (LOSSES)        TOTAL                        GAINS
                                  VALUE,      INVESTMENT    FROM            FROM           NET           FROM
                                  BEGINNING   INCOME        INVESTMENT      INVESTMENT     INVESTMENT    INVESTMENT    TOTAL
                                  OF PERIOD   (LOSS)        TRANSACTIONS    ACTIVITIES     INCOME        TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)    $10.00       0.02           0.70        0.72             --            --            --
Year Ended October 31, 2006           10.72       0.07           1.69        1.76             --         (0.03)        (0.03)
Year Ended October 31, 2007           12.45       0.11*          2.34        2.45          (0.08)        (0.09)        (0.17)

CLASS B SHARES
Period Ended October 31, 2005 (h)    $10.00      (0.01)          0.79        0.78             --            --            --
Year Ended October 31, 2006           10.78       0.02           1.66        1.68             --         (0.03)        (0.03)
Year Ended October 31, 2007           12.43       0.01*          2.34        2.35          (0.02)        (0.09)        (0.11)

CLASS C SHARES
Period Ended October 31, 2005 (i)    $10.00      (0.02)          0.84        0.82             --            --            --
Year Ended October 31, 2006           10.82       0.02           1.67        1.69             --         (0.03)        (0.03)
Year Ended October 31, 2007           12.48       0.01*          2.35        2.36          (0.01)        (0.09)        (0.10)


                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                                   ---------------------------------------------------------------

                                                                                      RATIO
                                                                                      OF NET
                                                                        RATIO         INVESTMENT
                                                                        OF NET        INCOME          RATIO OF
                                  NET                       NET         EXPENSES      (LOSS)          EXPENSES
                                  ASSET                     ASSETS      TO            TO              TO
                                  VALUE,                    AT END OF   AVERAGE       AVERAGE         AVERAGE        PORTFOLIO
                                  END         TOTAL         PERIOD      NET           NET             NET            TURNOVER
                                  OF PERIOD   RETURN(b)     (000'S)     ASSETS(c)     ASSETS(c)       ASSETS(c)(d)   RATE(e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)   $10.72     7.20%         $ 2,814     1.50%         0.42%            5.19%          69.23%
Year Ended October 31, 2006          12.45    16.41%          12,562     1.50%         0.87%            2.19%          80.30%
Year Ended October 31, 2007          14.73    19.92%(g)       21,352     1.50%         0.84%            1.65%          73.45%

CLASS B SHARES
Period Ended October 31, 2005 (h)   $10.78     7.80%         $ 2,670     2.25%        (0.38)%           5.74%          69.23%
Year Ended October 31, 2006          12.43    15.57%           8,702     2.25%         0.11%            2.94%          80.30%
Year Ended October 31, 2007          14.67    18.98%(g)       13,905     2.25%         0.09%            2.40%          73.45%

CLASS C SHARES
Period Ended October 31, 2005 (i)   $10.82     8.20%          $  106     2.25%        (0.55)%           5.24%          69.23%
Year Ended October 31, 2006          12.48    15.61%             585     2.25%         0.14%            2.90%          80.30%
Year Ended October 31, 2007          14.74    19.04%(g)        1,273     2.25%         0.07%            2.39%          73.45%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Class A Shares commenced operations on February 8, 2005.

(g) During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)  Class B Shares commenced operations on February 1, 2005.

(i)  Class C Shares commenced operations on April 27, 2005.


SEE NOTES TO FINANCIAL STATEMENTS.              HSBC INVESTOR LIFELINE FUNDS  26

--------------------------------------------------------------------------------
              HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              FINANCIAL HIGHLIGHTS


              SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)


                                                    INVESTMENT ACTIVITIES                                DIVIDENDS
                                            ----------------------------------------       -----------------------------------------


                                                            NET
                                                            REALIZED
                                                            AND UNREALIZED                               NET
                                  NET                       GAINS                                        REALIZED
                                  ASSET                     (LOSSES)        TOTAL                        GAINS
                                  VALUE,      NET           FROM            FROM           NET           FROM
                                  BEGINNING   INVESTMENT    INVESTMENT      INVESTMENT     INVESTMENT    INVESTMENT    TOTAL
                                  OF PERIOD   INCOME        TRANSACTIONS    ACTIVITIES     INCOME        TRANSACTIONS  DIVIDENDS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)    $10.00    0.04         0.45             0.49             --(g)         --           --(g)
Year Ended October 31, 2006           10.49    0.17         1.23             1.40          (0.17)        (0.01)        (0.18)
Year Ended October 31, 2007           11.71    0.21*        1.65             1.86          (0.20)        (0.10)        (0.30)

CLASS B SHARES
Period Ended October 31, 2005 (i)    $10.00    0.01         0.49             0.50             --(g)         --          --(g)
Year Ended October 31, 2006           10.50    0.09         1.22             1.31          (0.08)        (0.01)        (0.09)
Year Ended October 31, 2007           11.72    0.12*        1.65             1.77          (0.12)        (0.10)        (0.22)

CLASS C SHARES
Period Ended October 31, 2005 (j)    $10.00      --(g)      0.28             0.28             --            --             --
Year Ended October 31, 2006           10.28    0.09         1.19             1.28          (0.08)        (0.01)        (0.09)
Year Ended October 31, 2007           11.47    0.12*        1.60             1.72          (0.12)        (0.10)        (0.22)

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                              ----------------------------------------------------------------------

                                                                                        RATIO
                                                                                        OF NET
                                                                           RATIO        INVESTMENT
                                                                           OF NET       INCOME          RATIO OF
                                    NET                       NET          EXPENSES     INCOME          EXPENSES
                                    ASSET                     ASSETS       TO           TO              TO
                                    VALUE,                    AT END OF    AVERAGE      AVERAGE         AVERAGE        PORTFOLIO
                                    END          TOTAL        PERIOD       NET          NET             NET            TURNOVER
                                    OF PERIOD    RETUR00b)    (000'S)      ASSETS(c)    ASSETS(c)       ASSETS(c)(d)   RATE(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)  $10.49          4.94%       $ 3,241     1.50%         0.95%           4.30%           84.55%
Year Ended October 31, 2006         11.71         13.40%        11,973     1.50%         1.65%           2.12%          101.57%
Year Ended October 31, 2007         13.27         16.12%(h)     20,140     1.50%         1.70%           1.60%           92.87%

CLASS B SHARES
Period Ended October 31, 2005 (i)  $10.50          5.03%       $ 3,604     2.25%         0.18%           5.01%           84.55%
Year Ended October 31, 2006         11.72         12.45%        10,731     2.25%         0.91%           2.87%          101.57%
Year Ended October 31, 2007         13.27         15.25%(h)     16,513     2.25%         0.95%           2.35%           92.87%

CLASS C SHARES
Period Ended October 31, 2005 (j)  $10.28          2.80%        $  278     2.25%         0.05%           4.69%           84.55%
Year Ended October 31, 2006         11.47         12.53%           763     2.25%         0.87%           2.83%          101.57%
Year Ended October 31, 2007         12.97         15.20%(h)      1,766     2.25%         0.95%           2.33%           92.87%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Class A Shares commenced operations on February 3, 2005.

(g)  Rounds to less than $0.01.

(h) During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)  Class B Shares commenced operations on February 1, 2005.

(j)  Class C Shares commenced operations on June 9, 2005.


27   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
              HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              Financial Highlights


              SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)


                                                    INVESTMENT ACTIVITIES                                   DIVIDENDS
                                            ----------------------------------------          --------------------------------------


                                                               NET
                                                               REALIZED
                                                               AND UNREALIZED                               NET
                                  NET                          GAINS                                        REALIZED
                                  ASSET                        (LOSSES)        TOTAL                        GAINS
                                  VALUE,         NET           FROM            FROM           NET           FROM
                                  BEGINNING      INVESTMENT    INVESTMENT      INVESTMENT     INVESTMENT    INVESTMENT    TOTAL
                                  OF PERIOD      INCOME        TRANSACTIONS    ACTIVITIES     INCOME        TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (h)    $10.00       0.04         0.26            0.30           (0.01)           --          (0.01)
Year Ended October 31, 2006           10.29       0.22         0.85            1.07           (0.25)           --          (0.25)
Year Ended October 31, 2007           11.11       0.29*        1.03            1.32           (0.27)        (0.12)         (0.39)

CLASS B SHARES
Period Ended October 31, 2005 (i)    $10.00       0.03         0.16            0.19              --(f)         --             --(f)
Year Ended October 31, 2006           10.19       0.15         0.83            0.98           (0.16)           --          (0.16)
Year Ended October 31, 2007           11.01       0.20*        1.05            1.25           (0.20)        (0.12)         (0.32)

CLASS C SHARES
Period Ended October 31, 2005 (j)    $10.00       0.03         0.38            0.41              --            --             --
Year Ended October 31, 2006           10.41       0.15         0.85            1.00           (0.17)           --          (0.17)
Year Ended October 31, 2007           11.24       0.21*        1.11            1.32           (0.19)        (0.12)         (0.31)


                                                                                          RATIOS/SUPPLEMENTARY DATA
                                                                         -----------------------------------------------------------


                                                                                        RATIO
                                                                          RATIO         OF NET
                                                                          OF NET        INVESTMENT    RATIO OF
                                   NET                        NET         EXPENSES      INCOME        EXPENSES
                                   ASSET                      ASSETS      TO            TO            TO
                                   VALUE,                     AT END OF   AVERAGE       AVERAGE       AVEERAGE          PORTFOLIO
                                   END            TOTAL       PERIOD      NET           NET           NET               TURNOVER
                                   OF PERIOD      RETURN(b)   (000'S)     ASSETS(c)     ASSETS(c)     ASSETS(c)(d)      RATE(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (h)   $10.29        2.96%       $1,054      1.50%         1.28%          8.01%            72.14%
Year Ended October 31, 2006          11.11       10.48%        3,069      1.50%         2.33%          3.22%            96.58%
Year Ended October 31, 2007          12.04       12.13%(g)     6,669      1.50%         2.52%          2.06%            88.67%

CLASS B SHARES
Period Ended October 31, 2005 (i)   $10.19        1.92%       $1,306      2.25%         0.53%          9.21%            72.14%
Year Ended October 31, 2006          11.01        9.65%        2,567      2.25%         1.54%          3.98%            96.58%
Year Ended October 31, 2007          11.94       11.51%(g)     4,928      2.25%         1.77%          2.82%            88.67%

CLASS C SHARES
Period Ended October 31, 2005 (j)   $10.41        4.10%       $   82      2.25%         0.66%          7.94%            72.14%
Year Ended October 31, 2006          11.24        9.66%          320      2.25%         1.56%          3.92%            96.58%
Year Ended October 31, 2007          12.25       11.97%(g)       437      2.25%         1.78%          2.85%            88.67%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios. (b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Rounds to less than $0.01.

(g) During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)  Class A Shares commenced operations on February 23, 2005.

(i)  Class B Shares commenced operations on February 17, 2005.

(j)  Class C Shares commenced operations on April 19, 2005.


SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR LIFELINE FUNDS   28

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007

1.   ORGANIZATION:

          The HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. As of October 31, 2007, the Trust is comprised of 20 separate operational funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 4 funds (individually a "Fund", collectively the "LifeLine Funds"):

      FUND                                                              SHORT NAME
      --------                                                          --------------------
      HSBC Investor Aggressive Growth Strategy Fund                     Aggressive Growth Fund
      HSBC Investor Growth Strategy Fund                                Growth Strategy Fund
      HSBC Investor Moderate Growth Strategy Fund                       Moderate Growth Fund
      HSBC Investor Conservative Growth Strategy Fund                   Conservative Growth Fund

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          The LifeLine Funds utilize a master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in the Portfolios and the Money Market Fund (collectively the "Underlying Portfolios") per the following schedule from November 1, 2006 to October 31, 2007:

LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                                                     AGGRESSIVE      GROWTH        MODERATE     CONSERVATIVE
                                                                       GROWTH       STRATEGY        GROWTH         GROWTH
          UNDERLYING PORTFOLIOS                                         FUND          FUND           FUND           FUND
          ------------------------------------                     -------------   -----------    -----------   ------------
          Core Plus Fixed Income Portfolio                               None           15%            26%           25%
          High Yield Fixed Income Portfolio                              None            2%             5%            8%
          Intermediate Duration Fixed Income Portfolio                   None          None           None            3%
          Growth Portfolio                                                21%           21%            19%           15%
          International Equity Portfolio                                  23%           20%            15%           10%
          Opportunity Portfolio                                           34%           20%            11%            4%
          Value Portfolio                                                 21%           21%            18%           14%
          Money Market Fund                                                1%            1%             6%           21%
                                                                   ----------    ----------     ----------    ----------
          Total                                                          100%          100%           100%          100%
                                                                   ----------    ----------     ----------    ----------

LIFELINE FUNDS PORTFOLIO INVESTMENTS

                                                                     AGGRESSIVE      GROWTH        MODERATE     CONSERVATIVE
                                                                       GROWTH       STRATEGY        GROWTH         GROWTH
          UNDERLYING PORTFOLIOS                                         FUND          FUND           FUND           FUND
          ------------------------------------                     -------------   -----------    -----------   ------------
          Core Plus Fixed Income Portfolio                          $        --   $ 5,455,857    $ 9,894,446    $ 2,993,564
          High Yield Fixed Income Portfolio                                  --       731,032      1,912,153        962,520
          Intermediate Duration Fixed Income Portfolio                       --            --             --        358,749
          Growth Portfolio                                            2,629,654     7,713,239      7,301,611      1,813,801
          International Equity Portfolio                              2,878,352     7,341,529      5,760,979      1,208,503
          Opportunity Portfolio                                       4,274,319     7,374,952      4,243,955        485,645
          Value Portfolio                                             2,615,966     7,673,189      6,881,436      1,684,050
          Money Market Fund                                             124,808       365,927      2,295,024      2,523,618
                                                                    -----------   -----------    -----------    -----------
          Total                                                     $12,523,099   $36,655,725    $38,289,604    $12,030,450
                                                                    ===========   ===========    ===========    ===========


29   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a "Portfolio," collectively the "Portfolios") are diversified series of the HSBC Investor Portfolios (the "Portfolio Trust"). The Portfolios operate as master funds in master-feeder arrangements.

          The HSBC Investor Money Market Fund (the "Money Market Fund") is an open-end management investment company and, like each LifeLine Fund, is a diversified series of the Trust.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the LifeLine Funds.

          The LifeLine Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class R Shares (currently not operational with assets). Class A Shares of the Aggressive Growth Fund, Growth Strategy Fund, Moderate Growth Fund, and the Conservative Growth Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the LifeLine Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge ("CDSC") ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the LifeLine Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class R Shares of the Funds. Each class of shares in the LifeLine Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust's organizational documents, the LifeLine Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the LifeLine Funds. In addition, in the normal course of business, the LifeLine Funds enter into contracts with its service providers, which also provide for indemnifications by the LifeLine Funds. The LifeLine Funds' maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the LifeLine Funds. However, based on experience, the LifeLine Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

          The following is a summary of the significant accounting policies followed by the LifeLine Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

          The LifeLine Funds record their investments in the Underlying Portfolios at fair value. The LifeLine Funds record their investments in the Money Market Fund at the respective net asset value reported by the fund. The underlying securities of the Portfolios and the Money Market Fund are recorded at fair value and at amortized cost, respectively, as more fully discussed in the notes to those financial statements.

     INVESTMENT TRANSACTIONS AND RELATED INCOME:

          The LifeLine Funds record daily their pro-rata income, expenses and unrealized/realized gains and losses derived from their respective Portfolio. Dividend income is recorded on the ex-dividend date for the Money Market Fund. Changes in holdings of the Money Market Fund for each LifeLine Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Money Market Fund are reflected as of trade date. In addition, the LifeLine Funds accrue their own expenses daily as incurred.


                                               HSBC INVESTOR LIFELINE FUNDS   30

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

     ALLOCATIONS:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all LifeLine Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

     DIVIDENDS TO SHAREHOLDERS:

          Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Growth Fund and Conservative Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Strategy Fund.

          The LifeLine Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the LifeLine Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The LifeLine Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

     REDEMPTION FEE:

          A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2007, the following LifeLine Funds collected redemption fees as follows:

          FUND                                                  FEES COLLECTED
          ----                                                  --------------
          Aggressive Growth Fund..............................     $1,573
          Growth Strategy Fund................................        729
          Moderate Growth Fund................................        515
          Conservative Growth Fund............................      1,305

     FEDERAL INCOME TAXES:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

     NEW ACCOUNTING PRONOUNCEMENTS:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, "Fair Value Measurements"("SFAS No. 157") This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the LifeLine Funds' financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


31   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          In July 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the LifeLine Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT MANAGEMENT:

          HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the LifeLine Funds. As Investment Adviser, HSBC manages the investments of the LifeLine Funds and continuously reviews, supervises and administers the LifeLine Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund.

     ADMINISTRATION:

          HSBC serves the Lifeline Funds as Administrator. Under the terms of the Administration Agreement effective April 1, 2007, HSBC receives from the Lifeline Funds a fee, accrued daily and paid monthly, at an annual rate of:

          BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
          ------------------------------------                          --------
          Up to $12 billion ..........................................  0.0525%
          In excess of $12 billion ...................................  0.0350%

          Prior to April 1, 2007, under the terms of the Administration Agreement, the Lifeline Funds paid fees under the following schedule:

          BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
          ------------------------------------                          --------
          Up to $8 billion ...........................................  0.075%
          In excess of $8 billion but not exceeding $9.25 billion ....  0.070%
          In excess of $9.25 billion but not exceeding $12 billion ...  0.050%
          In excess of $12 billion ...................................  0.030%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in Underlying Portfolios by LifeLine Funds, the Portfolios pay half of the administration fee and the LifeLine Funds pay half, for a combination of the total fee rate above.

          The administration fees accrued for each class by Fund, of which 50% of such fees are deemed to be class specific, are as follows:

                                                                                     MODERATE        CONSERVATIVE
                                                 AGGRESSIVE                           GROWTH            GROWTH
                                                   GROWTH            GROWTH          STRATEGY          STRATEGY
                                                STRATEGY FUND     STRATEGY FUND        FUND              FUND
                                                -------------     -------------      ---------        -----------
          Class A Shares.....................        $1,625           $5,019            $4,615            $1,177
          Class B Shares.....................         1,174            3,302             4,021               966
          Class C Shares.....................            85              260               324               117
                                                  ---------        ---------         ---------         ---------
               Total.........................        $2,884           $8,581            $8,960            $2,260
                                                  =========        =========         =========         =========

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. ("Citi Ohio "), a wholly-owned subsidiary of Citigroup, Inc. (Citigroup, Inc. acquired The BISYS Group, Inc. effective August 1,
     2007), serves as the Trust's sub-administrator, subject to the general supervision of the Trusts' Board of Trustees and HSBC. For these

                                             HSBC INVESTOR LIFELINE FUNDS     32

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

     services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the "CCO Agreement"), Citi Ohio makes an employee available to serve as the Trusts' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $251,569 for the year ended October 31, 2007, plus reimbursement of certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as "Compliance Service." Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

     DISTRIBUTION PLAN:

          Prior to August 1, 2007 BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of BISYS Fund Services, Inc., served the Trust as Distributor. Since August 1, 2007 Foreside Distribution Services, L.P. ("Foreside"), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the "Distributor"). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares
     (currently charging 0.75%) of the LifeLine Funds, respectively. The Distributor also received $1,050,424, $522,962 and $24,364 in commissions from sales of HSBC Investor Family of Funds for Class A Shares, Class B Shares, and Class C Shares, respectively, of which $1,047,148, $522,574 and $23,905 were reallowed to affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

     SHAREHOLDER SERVICING:

          The Trust has adopted an Shareholder Services Plan, formerly known as Administrative Services Plan, which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Lifeline Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares.

     FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the LifeLine Funds, Citi Ohio receives a fee based on the number of LifeLine Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the LifeLine Funds, Citi Ohio receives an annual fee per Fund and share class, subject to minimums and reimbursement of certain expenses. Prior to April 6, 2007, HSBC Bank was the named Custodian for the LifeLine Funds, however, the LifeLine Funds maintained no securities for which such services were rendered during the period. The Northern Trust Company serves as custodian effective April 6, 2007.

          Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

     FEE REDUCTIONS:

          The Investment Adviser has agreed to contractually limit through March 1, 2008 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses of the LifeLine Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, and Class C Shares 2.25%.

33   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

4.   INVESTMENT TRANSACTIONS:

          Aggregate contributions and withdrawals of the Underlying Portfolios for the year ended October 31, 2007 totaled:

                                                 CONTRIBUTIONS      WITHDRAWALS
                                                 -------------      -----------
          Aggressive Growth Fund...............   $ 4,380,255        $1,360,204
          Growth Strategy Fund.................    11,987,208         2,880,662
          Moderate Growth Fund.................    12,015,477         2,835,077
          Conservative Growth Fund.............     4,958,499         1,118,694

5.   MERGER OF THE CONSERVATIVE INCOME FUND AND THE CONSERVATIVE GROWTH FUND

          On October 5, 2007 net assets of the HSBC Investor Conservative Income Fund were exchanged in a tax-free conversion for shares of the Conservative Growth Fund and the Adviser incurred all merger related expenses. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciations of assets acquired as of the conversion date:

                                               NET ASSET VALUE                      NET ASSETS        UNREALIZED
                                              PER SHARE ISSUED    SHARES ISSUED      CONVERTED       APPRECIATION
                                              ----------------    -------------    ------------      ------------
          Conservative Growth Fund
          A Shares.......................              $11.98         148,136       $1,774,237           $49,220
          B Shares.......................               11.86          82,738          981,527            31,630
          C Shares.......................               12.12           1,922           23,289             4,125

6.   LEGAL AND REGULATORY MATTERS:

          On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the LifeLine Funds as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("the SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the LifeLine Funds' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the LifeLine Funds' management is currently unable to determine the impact, if any, of such matters on the Portfolios or the LifeLine Funds' financial statements, management does not anticipate a material, adverse impact to the LifeLine Funds or the LifeLine Funds' financial statements.

7.   FEDERAL TAX INFORMATION:

          The tax characteristics of dividends paid by the LifeLine Funds during the year ended October 31, 2007 were as follows:

                                                       Dividends paid from
                                                   --------------------------
                                                                                    Total            Tax          Total
                                                    Ordinary     Net Long Term     Taxable         Exempt       Dividends
                                                     Income      Capital Gains    Dividends     Distributions    Paid(1)
                                                   -----------    -----------    -----------     -----------   -----------
          Growth Strategy Fund                    $  103,401       $ 164,526      $ 267,927        $     --      $ 267,927
          Moderate Growth Fund                       406,849         208,376        615,225              --        615,225
          Conservative Growth Fund                   156,824          67,208        224,032              --        224,032

          The tax characteristics of dividends paid by the LifeLine Funds during the year ended October 31, 2006 were as follows:

                                                       Dividends paid from
                                                   --------------------------
                                                                                    Total            Tax          Total
                                                    Ordinary     Net Long Term     Taxable         Exempt       Dividends
                                                     Income      Capital Gains    Dividends     Distributions    Paid(1)
                                                   -----------    ------------   -----------    -------------   ----------
          Aggressive Growth Fund                    $     --         $ 9,058       $  9,058        $     --        $ 9,058
          Growth Strategy Fund                            22          16,108         16,130              --         16,130
          Moderate Growth Fund                       188,594           7,543        196,137              --        196,137
          Conservative Growth Fund                    87,312              --         87,312              --         87,312


                                                HSBC INVESTOR LIFELINE FUNDS  34

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          As   of   October   31,   2007,    the   components   of   accumulated
     earnings/(deficit) on a tax basis for the LifeLine Funds were as follows:

                                                                                                                           Total
                    Undistributed  Undistributed  Undistributed                          Accumulated      Unrealized     Accumulated
                      Ordinary       Tax Exempt     Long Term    Accumulated  Dividends  Capital and     Appreciation/    Earnings/
                       Income          Income     Capital Gains    Earnings    Payable   Other Losses  (Depreciation)(2) (Deficit)
                     ------------  -------------  -------------  -----------  ---------  ------------  ----------------- -----------
 Aggressive Growth
    Fund               $  87,226      $    --      $  667,264    $  754,490    $    --     $    --       $ 1,955,791     $ 2,710,281
 Growth Strategy
    Fund                 417,995           --       1,575,493     1,993,488         --          --         4,889,569       6,883,057
 Moderate Growth
    Fund                 246,714           --       1,257,947     1,504,661         --          --         4,019,932       5,524,593
 Conservative Growth
    Fund                  57,735           --         228,458       286,193         --          --           800,828       1,087,021

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

(2) The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and taxamortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.


35   HSBC INVESTOR LIFELINE FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Shareholders and Board of Trustees of HSBC Investor LifeLine Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund and HSBC
     Investor Conservative Growth Strategy Fund (the Funds), including the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

     KPMG LLP

     Columbus, Ohio
     December 27, 2007

                                                HSBC INVESTOR LIFELINE FUNDS  36

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

          For the year ended October 31, 2007, the following percentages of the total ordinary income dividends paid by the LifeLine Funds qualify for the corporate dividends received deduction available to corporate shareholders:

                                                                  DIVIDENDS
          FUND                                                RECEIVED DEDUCTION
          ----                                                ------------------
          Growth Strategy Fund...............................       78.79%
          Moderate Growth Strategy Fund......................       24.17%
          Conservative Growth Strategy Fund..................       13.86%


          For the year ended October 31, 2007, dividends paid by the LifeLine Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The LifeLine Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

                                                                  QUALIFIED
                                                                  DIVIDEND
          FUND                                                     INCOME
          ----                                                   -----------
          Growth Strategy Fund................................     95.50%
          Moderate Growth Strategy Fund.......................     42.74%
          Conservative Growth Strategy Fund...................     23.10%


          During the year ended October 31, 2007, the following LifeLine Funds declared net long term capital gain distributions:

          FUND                                                     AMOUNT
          ----                                                  -----------
          Growth Strategy Fund................................   $164,526
          Moderate Growth Strategy Fund.......................    208,376
          Conservative Growth Strategy Fund...................     67,208
       HSBC INVESTOR LIFELINE FUNDS


37   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------


     SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

          At a Special Meeting of Shareholders of the HSBC Conservative Income Strategy Fund (the "Acquired Fund"), a series of the HSBC Family of Funds, held on September 24, 2007, shareholders of the Acquired Fund voted to approve a Plan of Reorganization for (1) the acquisition of all the assets and liabilities the Acquired Fund in exchange for shares of the HSBC Conservative Growth Fund and (2) subsequent termination and liquidation of the Acquired Fund. The results of the voting are as follows:

          Affirmative      Against     Abstain
          ------------     -------     -------
          129,444           --           939






                                                HSBC INVESTOR LIFELINE FUNDS  38

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  TABLE OF SHAREHOLDERS EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007

          As a shareholder of the HSBC Investor LifeLine Funds ("Funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

     ACTUAL EXAMPLE

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                                    ANNUALIZED
                                                             BEGINNING      ENDING ACCOUNT     EXPENSES PAID       EXPENSE RATIO
                                                           ACCOUNT VALUE         VALUE         DURING PERIOD*      DURING PERIOD
                                                              5/1/07           10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                           -------------    --------------   -----------------   -----------------
     Aggressive Growth
       Strategy Fund                   Class A Shares        $1,000.00        $1,119.50           $ 8.01               1.50%
                                       Class B Shares         1,000.00         1,115.40            12.00               2.25%
                                       Class C Shares         1,000.00         1,115.50            12.00               2.25%
     Growth Strategy Fund              Class A Shares         1,000.00         1,096.00             7.92               1.50%
                                       Class B Shares         1,000.00         1,092.30            11.87               2.25%
                                       Class C Shares         1,000.00         1,092.70            11.87               2.25%
     Moderate Growth Strategy
       Fund                            Class A Shares         1,000.00         1,075.20             7.85               1.50%
                                       Class B Shares         1,000.00         1,071.30            11.75               2.25%
                                       Class C Shares         1,000.00         1,070.80            11.74               2.25%
     Conservative Growth
       Strategy Fund                   Class A Shares         1,000.00         1,053.40             7.71               1.49%
                                       Class B Shares         1,000.00         1,052.00            11.59               2.24%
                                       Class C Shares         1,000.00         1,055.90            11.66               2.25%

----------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

39   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  TABLE OF SHAREHOLDERS EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007 (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                    ANNUALIZED
                                                             BEGINNING          ENDING        EXPENSES PAID       EXPENSE RATIO
                                                           ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                              5/1/07           10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                           -------------     -------------   -----------------   -----------------
     Aggressive Growth
       Strategy Fund                   Class A Shares        $1,000.00         $1,017.64          $ 7.63              1.50%
                                       Class B Shares         1,000.00          1,013.86           11.42              2.25%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%
     Growth Strategy Fund              Class A Shares         1,000.00          1,017.64            7.63              1.50%
                                       Class B Shares         1,000.00          1,013.86           11.42              2.25%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%
     Moderate Growth Strategy
       Fund                            Class A Shares         1,000.00          1,017.64            7.63              1.50%
                                       Class B Shares         1,000.00          1,013.86           11.42              2.25%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%
     Conservative Growth
       Strategy Fund                   Class A Shares         1,000.00          1,017.69            7.58              1.49%
                                       Class B Shares         1,000.00          1,013.91           11.37              2.24%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%

----------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).



                                                HSBC INVESTOR LIFELINE FUNDS  40

--------------------------------------------------------------------------------
  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS--33.6%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FEDERAL HOME LOAN MORTGAGE CORP. - 13.8%
   Pool #G12317, 5.50%, 8/1/21....................       1,148,078     1,149,893
   Pool #C00368, 8.50%, 10/1/24...................          26,564        28,499
   Pool #D62926, 6.50%, 8/1/25....................          19,734        20,362
   Pool #C80387, 6.50%, 4/1/26....................          28,536        29,454
   Pool #C00922, 8.00%, 2/1/30....................         175,764       186,601
   Pool #C54447, 7.00%, 7/1/31....................          38,797        40,521
   Pool #G01317, 7.00%, 10/1/31...................         137,821       143,943
   Pool #C60712, 6.50%, 11/1/31...................         577,337       595,163
   Pool #847557, 5.54%, 7/1/34(a)(g)..............       1,092,079     1,111,816
   Pool #1B2655, 4.20%, 12/1/34(a)(g).............       1,075,301     1,081,051
   Pool #1J1313, 6.43%, 6/1/36(a).................       1,469,028     1,501,168
   Pool #G02981, 6.00%, 6/1/37....................       1,204,623     1,212,448
   TBA November, 6.00%, 11/11/37..................       1,900,000     1,911,875
   TBA November, 5.50%, 11/15/37..................       7,650,000     7,530,469
                                                                     -----------
                                                                      16,543,263
                                                                     -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.5%
   Pool #398958, 6.50%, 10/1/12...................          53,807        55,298
   Pool #781922, 5.00%, 2/1/21....................       2,339,252     2,303,419
   Pool #329655, 7.00%, 11/1/25...................          38,924        40,745
   Pool #329530, 7.00%, 12/1/25...................          81,301        85,106
   Pool #535332, 8.50%, 4/1/30....................          39,881        42,836
   Pool #548965, 8.50%, 7/1/30....................          44,326        47,620
   Pool #535440, 8.50%, 8/1/30....................          45,119        48,473
   Pool #253438, 8.50%, 9/1/30....................          39,581        42,522
   Pool #568486, 7.00%, 1/1/31....................          39,026        40,894
   Pool #573752, 8.50%, 2/1/31....................          33,580        36,076
   Pool #575328, 6.50%, 4/1/31....................          49,521        51,020
   Pool #356905, 7.23%, 10/1/36(a)................         166,247       167,193
   Pool #922090, 5.90%, 3/1/37(a).................       2,054,764     2,077,199
   Pool #256723, 6.50%, 5/1/37....................       1,155,184     1,182,401
   TBA November. 5.00%, 11/15/36..................       1,000,000       959,688
   TBA November, 5.50%, 11/15/36..................       3,710,000     3,655,508
   TBA December, 6.00%, 12/15/36..................       2,900,000     2,918,125
                                                                     -----------
                                                                      13,754,123
                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
   Pool #346406, 7.50%, 2/15/23...................          45,999        48,654
   Pool #412530, 7.50%, 12/15/25..................          71,981        76,226
   Pool #781300, 7.00%, 6/15/31...................         132,432       139,479
   TBA November, 6.00%, 11/15/36..................       1,080,000     1,093,500
                                                                     -----------
                                                                       1,357,859
                                                                     -----------

U.S. TREASURY NOTES - 7.1%
   4.75%, 2/28/09.................................       1,750,000     1,766,954
   3.88%, 5/15/09.................................       1,500,000     1,498,008
   4.75%, 1/31/12.................................       1,480,000     1,517,000
   4.13%, 8/31/12.................................       2,270,000     2,267,694
   4.75%, 8/15/17.................................         305,000       311,719
   6.38%, 8/15/27.................................       1,000,000     1,199,922
                                                                     -----------
                                                                       8,561,297
                                                                     -----------


--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $40,014,893).................                    40,216,542
                                                                     -----------

--------------------------------------------------------------------------------
  CORPORATE OBLIGATIONS--38.0%
--------------------------------------------------------------------------------

AGRICULTURAL CHEMICALS - 0.5%
Cargill, Inc., 5.60%, 9/15/12 (b).................         600,000       606,040
                                                                     -----------
                                                                         606,040
                                                                     -----------

AUTO MANUFACTURERS - 0.4%
General Motors, 8.25%, 7/15/23....................         550,000       496,375
                                                                     -----------
                                                                         496,375
                                                                     -----------

BANKING - 2.2%
American Express Centurion Bank,
   5.95%, 6/12/17.................................         700,000       704,174
Bank of America N.A., 6.10%, 6/15/17..............       1,000,000     1,023,475
Washington Mutual Bank, 5.56%, 2/4/11 (a).........         400,000       386,686
Washington Mutual, Inc., 6.09%, 9/17/12 (a).......         500,000       476,609
                                                                     -----------
                                                                       2,590,944
                                                                     -----------

BUILDING & CONSTRUCTION PRODUCTS - 1.8%
Martin Marietta Materials, Inc.,
   5.13%, 4/30/10 (a).............................         600,000       593,218
Masco Corp., 6.00%, 3/12/10 (a)(g)................         550,000       540,293
USG Corp., 7.75%, 1/15/18.........................       1,000,000     1,012,681
                                                                     -----------
                                                                       2,146,192
                                                                     -----------

CONSUMER PRODUCTS - 1.2%
Clorox Co., 5.45%, 10/15/12.......................         900,000       901,106
VF Corp., 5.95%, 11/1/17..........................         550,000       555,314
                                                                     -----------
                                                                       1,456,420
                                                                     -----------

ELECTRIC - 3.8%
MidAmerican Energy Co., 5.95%, 7/15/17............       2,900,000     2,999,197
Progress Energy, Inc., 5.98%, 11/14/08,
   Callable 2/14/08 @ 100 (a)(g)..................       1,000,000     1,001,266
Puget Sound Energy, Inc., 6.97%, 6/1/67,
   Callable 6/1/17 @ 100..........................         600,000       567,594
                                                                     -----------
                                                                       4,568,057
                                                                     -----------

FINANCE - 8.7%
First Data Corp., 9.88%, 9/24/15,
   Callable 9/30/11 @ 105 (b).....................         300,000       287,250
Ford Motor Credit Co., LLC
   4.95%, 1/15/08.................................       2,000,000     1,991,342
   5.80%, 1/12/09.................................       1,550,000     1,495,369
   7.25%, 10/25/11................................         150,000       139,532
General Motors Acceptance Corp.
   4.38%, 12/10/07................................       2,250,000     2,246,413
   7.25%, 3/2/11..................................         600,000       567,353



41 HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FINANCE, CONTINUED
Preferred Term Securities Ltd., 8.79%,
   9/15/30, Callable 9/15/10 @ 104 (b)............         787,500       858,375
SLM Corp.
   4.00%, 1/15/10.................................       1,000,000       937,762
   4.50%, 7/26/10.................................       1,300,000     1,217,176
XTRA Finance Corp., 5.15%, 4/1/17 (b).............         750,000       724,342
                                                                     -----------
                                                                      10,464,914
                                                                     -----------

HOSPITALS - 1.8%
Covidien International Finance SA,
   5.45%, 10/15/12 (b)............................         550,000       552,059
HCA, Inc., 8.75%, 9/1/10..........................       1,525,000     1,551,687
                                                                     -----------
                                                                       2,103,746
                                                                     -----------

MEDIA - 0.4%
News America Holdings, 7.90%, 12/1/95.............         500,000       545,450
                                                                     -----------
                                                                         545,450
                                                                     -----------

MEDICAL - 1.9%
Astrazeneca plc, 5.90%, 9/15/17...................       1,000,000     1,022,492
Schering-Plough, 6.00%, 9/15/17...................       1,200,000     1,220,524
                                                                     -----------
                                                                       2,243,016
                                                                     -----------

OFFICE EQUIPMENT & SERVICES - 1.3%
IBM Corp., 5.70%, 9/14/17.........................         950,000       964,237
Xerox Corp., 6.40%, 12/18/09 (a)(g)...............         550,000       549,627
                                                                     -----------
                                                                       1,513,864
                                                                     -----------

RETAIL - 5.7%
Home Depot, Inc., 5.88%, 12/16/36.................       2,700,000     2,357,362
Kohl's Corp., 6.25%, 12/15/17.....................       1,100,000     1,101,233
Kroger Co., 6.40%, 8/15/17........................         850,000       884,343
Wal-Mart Stores, Inc., 5.88%, 4/5/27..............         900,000       882,095
Wal-Mart Stores, Inc., 6.50%, 8/15/37.............       1,500,000     1,577,524
                                                                     -----------
                                                                       6,802,557
                                                                     -----------

TELECOMMUNICATIONS - 3.4%
AOL Time Warner, Inc., 7.70%, 5/1/32..............       1,150,000     1,292,260
BellSouth Telecommunications,
   7.00%, 12/1/95.................................         700,000       704,163
Motorola, Inc., 6.00%, 11/15/17...................       1,200,000     1,184,972
Time Warner Entertainment Co.,
   8.38%, 3/15/23.................................         800,000       943,585
                                                                     -----------
                                                                       4,124,980
                                                                     -----------

TRANSPORTATION - 4.9%
American Airlines, Inc.
   6.98%, 4/1/11..................................         530,195       530,195
   7.86%, 10/1/11.................................       1,250,000     1,320,312
Burlington North Santa Fe
   5.65%, 5/1/17..................................         600,000       593,497
   7.57%, 1/2/21..................................         294,292       332,826
Continental Airlines, Inc., 5.98%, 4/19/22........         750,000       737,303
Union Pacific Corp.,
   5.75%, 11/15/17................................       1,200,000     1,189,475
   6.85%, 1/2/19..................................       1,161,581     1,220,589
                                                                     -----------
                                                                       5,924,197
                                                                     -----------


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TOTAL CORPORATE OBLIGATIONS
   (COST $45,236,536).............................                    45,586,752
                                                                     -----------

--------------------------------------------------------------------------------
 ASSET BACKED SECURITIES--8.2%
--------------------------------------------------------------------------------
Americredit Automobile Receivables
   Trust, Series 2005-CF, Class A3,
   4.47%, 5/6/10 (g)..............................         735,608       734,160
Asset Backed Funding Certificates,
   Series 2003-AHL1, Class A1,
   3.68%, 3/25/33.................................         738,743       727,109
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.40%, 8/13/47 (a)(b)................         905,000       497,750
Capital Auto Receivables Asset Trust,
   Series 2006-1, Class A2A,
   5.03%, 9/15/08 (g).............................          79,632        79,620
Citigroup Mortgage Loan Trust, Inc.,
   Series 2005-WF2, Class AF2,
   4.92%, 8/25/35.................................          87,464        87,197
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3,
   5.80%, 7/25/34.................................       1,060,000     1,029,076
Dominos Pizza Master Issuer LLC,
   Series 2007-1, Class A2,
   5.26%, 4/25/37 (b).............................       1,200,000     1,193,272
Duane Street CLO, Series 2007-4A,
   Class C, 6.36%, 11/14/21 (a)(b)................         850,000       735,250
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.27%, 11/15/34 (a)(b)(g).............       1,455,232     1,450,429
GE Equipment Small Ticket LLC,
   Series 2005-2A, Class A3,
   4.88%, 10/22/09 (b)(g).........................       1,430,147     1,430,469
GMAC Mortgage Corp., Loan Trust,
   Series 2006-HE3, Class A3,
   5.81%, 10/25/36................................         900,000       852,865
Preferred Term Securities XXII Ltd.,
   6.03%, 9/22/36, Callable
   6/22/11 @ 100 (a)(b)(g)........................       1,096,250     1,048,563
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
   (COST $10,380,701).............................                     9,865,760
                                                                     -----------

--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--8.6%
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4,
   4.78%, 5/25/35 (a).............................       1,100,000     1,093,289
Deutsche Mortgage Securities, Inc.,
   Series 2006-WF1, Class 1A1,
   5.07%, 6/26/35 (a)(b)..........................       1,179,355     1,174,846
Fannie Mae IO
   Series 270, Class 2, 8.50%, 9/1/23 (c).........          45,063        10,612
   Series 296, Class 2, 8.00%, 4/1/24 (c).........          54,506        13,553
   Series 2000-16, Class PS, 3.73%,
   10/25/29 (a)(c)................................          35,357         1,652
   Series 2000-32, Class SV,
   3.57%, 3/18/30 (a)(c)..........................           7,911           134
   Series 306, Class IO, 8.00%, 5/1/30 (c)........          61,771        15,329
   Series 2001-4, Class SA,
   2.51%, 2/17/31 (a)(c)..........................         219,630        16,222
FHA Weyerhauser, 7.43%, 1/1/24 (d)(f).............          33,082        33,082



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  42

--------------------------------------------------------------------------------
  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Freddie Mac
   Series 2988, Class AF, 5.39%, 6/15/35 (a)(g)...       1,131,947     1,115,057
   Series 3212, Class BK, 5.40%, 9/15/36..........         900,000       864,162
Freddie Mac IO
   Series 1534, Class K, 2.28%,
   6/15/23 (a)(c).................................         143,843         7,739
   Series 2141, Class SD, 3.06%, 4/15/29 (c)......         115,816        11,584
   Series 2247, Class SC, 2.41%,
   8/15/30 (a)(c).................................          58,785         4,096
Government National Mortgage
   Association IO, Series 1999-30
   Class SA, 2.94%, 4/16/29 (a)(c)................          76,287         4,944
   Class S, 3.54%, 8/16/29 (a)(c).................          58,536         4,757
Morgan Stanley Mortgage Loan Trust,
   Series 2006-3AR, Class 2A3,
   5.71%, 3/25/36 (a).............................       1,268,533     1,286,552
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8,
   5.17%, 1/25/37 (a)(g)..........................       2,070,680     2,053,205
   Series 2007-QS2, Class A4,
   6.25%, 1/25/37.................................       1,019,245     1,018,629
Residential Asset Securitization Trust,
   Series 2003-A15, Class 1A2,
   5.32%, 2/25/34 (a)(g)..........................       1,600,199     1,594,059
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $10,337,795).................                    10,323,503
                                                                     -----------

--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES--18.0%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.,
   Series 2006-4, Class A4,
   5.63%, 7/10/46.................................       1,540,000     1,540,750
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2006-T24, Class A4,
   5.43%, 10/12/41................................       1,100,000     1,094,316
   Series 2007-T28, Class AJ,
   6.18%, 9/11/42.................................         620,000       615,607
Citigroup Commercial Mortgage Trust
   Series 2006-C4, Class A3,
   5.72%, 3/15/49 (a).............................       1,550,000     1,568,583
   Series 2006-C5, Class A2,
   5.38%, 10/15/49................................       1,100,000     1,100,090
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD4,
   Class A2B, 5.21%, 12/11/49.....................       1,300,000     1,290,118
Commercial Mortgage Pass - Through
   Certificate Series 2005-FL11, Class A1,
   5.24%, 11/15/17 (a)(b)(g)......................         139,247       139,008
   Series 2006-FL12, Class A2, 5.19%,
   12/15/20 (a)(b)(g).............................       1,514,909     1,510,064
   Series 2005-LP5, Class AJ,
   5.05%, 5/10/43.................................       1,550,000     1,457,240
CWCapital Cobalt
   Series 2007-C3, Class AJ, 6.02%, 5/15/46.......       1,240,000     1,217,107
   Series 2006-C1, Class A2, 5.17%, 8/15/48.......       1,232,000     1,222,746
DLJ Mortgage Acceptance Corp., IO,
   Series 1997-CF1, Class S, 0.94%,
   5/15/30 (a)(b)(c)..............................          50,186           692


--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
GS Mortgage Securities Corp. II
   Series 2006-GG8, Class AJ,
   5.62%, 11/10/39................................       1,300,000     1,258,923
   Series 2007-GG10, Class AJ, 5.80%,
   8/10/45 (a)....................................       1,550,000     1,522,156
GS Mortgage Securities Corp., IO,
   Series 1997-GL, Class X2, 0.29%,
   7/13/30 (a)(c).................................          36,505           597
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2007-CB20,
   Class AJ, 6.10%, 2/12/51.......................       1,440,000     1,444,714
LB-UBS Commercial Mortgage Trust,
   Series 2007-C6, Class AM, 6.11%,
   7/15/40 (a)....................................       1,180,000     1,207,103
Morgan Stanley Capital I
   Series 2006-HQ10, Class A4,
   5.33%, 11/12/41................................       1,000,000       978,950
   Series 2007-IQ14, Class A2,
   5.61%, 4/15/49.................................       1,380,000     1,387,575
Washington Mutual Commercial Mortgage
   Securities Trust, Series 2006-SL1,
   Class A, 5.30%, 11/23/43 (a)(b)................         982,905       971,199
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $21,612,767).............................                    21,527,538
                                                                     -----------

--------------------------------------------------------------------------------
 FOREIGN BONDS--2.9%
--------------------------------------------------------------------------------
ICELAND - 1.0%
Kaupthing Bank, 5.94%, 1/15/10 (a)(b)(g)..........       1,250,000     1,245,746
                                                                     -----------
                                                                       1,245,746
                                                                     -----------

SOUTH KOREA - 1.2%
Citibank Korea, Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a).....................       1,400,000     1,396,206
                                                                     -----------
                                                                       1,396,206
                                                                     -----------

UNITED KINGDOM - 0.7%
Barclays Bank plc, 5.93%, 12/31/49 (b)............         850,000       804,549
                                                                     -----------
                                                                         804,549
                                                                     -----------
TOTAL FOREIGN BONDS
   (COST $3,503,008)..............................                     3,446,501
                                                                     -----------



43  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--4.7%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (e).............       5,641,041     5,641,041
                                                                    ------------
TOTAL INVESTMENT COMPANY
   (COST $5,641,041)..............................                     5,641,041
                                                                    ------------
TOTAL INVESTMENTS
   (COST $136,726,741) -- 114.0%...................                  136,607,637
                                                                    ============

-----------------
     Percentages indicated are based on net assets of $119,811,908.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on October 31, 2007. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.03% of net assets.

(e) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

(f)  Fair valued security. Represents 0.03% of net assets.

(g)  Security held as collateral for to be announced securities.

FHA -- Federal Housing Administration

IO  -- Interest-Only security. Represents 0.001% of net assets.

LLC -- Limited Liability Co.

PLC -- Public Limited Co.

TBA -- Security was traded on a "to be announced" basis. Represents 15.08% of net assets.


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  44

--------------------------------------------------------------------------------
  HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS--95.6%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
ADVERTISING - 1.9%
Iron Mountain, Inc., 8.63%, 4/1/13,
   Callable 4/1/08 @ 101..........................         100,000       101,750
R.H. Donnelley Corp.
   6.88%, 1/15/13, Callable 1/15/09 @ 103.........         100,000        94,000
   6.88%, 1/15/13, Callable 1/15/09 @ 103.........          90,000        84,600
                                                                     -----------
                                                                         280,350
                                                                     -----------

AEROSPACE & DEFENSE - 1.1%
DRS Technologies, Inc., 7.63%, 2/1/18,
   Callable 2/1/11 @ 104..........................         100,000       102,250
Transdigm, Inc., 7.75%, 7/15/14,
   Callable 7/15/09 @ 106.........................          50,000        50,875
                                                                     -----------
                                                                         153,125
                                                                     -----------

APPAREL MANUFACTURERS - 1.7%
Hanesbrands, Inc., 8.78%, 12/15/14,
   Callable 12/15/08@ 102 (a).....................          50,000        50,250
Levi Strauss & Co., 8.88%, 4/1/16,
   Callable 4/1/11 @ 104..........................          50,000        51,250
Quiksilver, Inc., 6.88%, 4/15/15,
   Callable 4/15/10 @ 103.........................         150,000       139,875
                                                                     -----------
                                                                         241,375
                                                                     -----------

AUTO MANUFACTURERS - 1.9%
Cooper Standard Automotive, Inc.,
   8.38%, 12/15/14, Callable
   12/15/09 @ 104.................................          50,000        44,500
General Motors Corp.
   7.70%, 4/15/16.................................          50,000        46,000
   7.13%, 7/15/13.................................         175,000       162,313
Goodyear Tire & Rubber Co., 8.63%,
   12/1/11, Callable 12/1/09 @ 104................          17,000        18,105
                                                                     -----------
                                                                         270,918
                                                                     -----------

BUILDING & CONSTRUCTION PRODUCTS - 2.2%
Ainsworth Lumber Co., Ltd., 7.25%,
   10/1/12, Callable 10/1/08 @ 104................         150,000       103,125
Interline Brands, Inc., 8.13%, 6/15/14,
   Callable 6/15/10 @ 104.........................          50,000        49,875
Ply Gem Industries, Inc., 9.00%, 2/15/12,
   Callable 2/18/08 @ 105.........................         150,000       122,250
U.S. Concrete, Inc., 8.38%, 4/1/14,
   Callable 4/1/09 @ 104..........................          50,000        45,500
                                                                     -----------
                                                                         320,750
                                                                     -----------

CABLE TELEVISION - 3.0%
Barrington Broadcasting Co. LLC, 10.50%,
   8/15/14, Callable 8/15/10 @ 105................          50,000        51,875
Bonten Media Acquisition, 9.00%, 6/1/15,
   Callable 6/1/11@ 105(b)........................          75,000        68,906
Cablevision Systems Corp., 8.00%, 4/15/12.........         100,000        97,750
Mediacom LLC, 7.88%, 2/15/11,
   Callable 2/15/08 @ 100.........................         200,000       193,500
Quebecor Media, Inc., 7.75%, 3/15/16,
   Callable 3/15/11 @ 104(b)......................          25,000        24,125
                                                                     -----------
                                                                         436,156
                                                                     -----------


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
CASINOS & GAMBLING - 8.4%
Choctaw Resort Development Entertainment,
   7.25%, 11/15/19,
   Callable 11/15/11 @ 104(b).....................          48,000        46,800
Fontainebleau Las Vegas, 10.25%, 6/15/15,
   Callable 6/15/11@ 105(b).......................         100,000        93,500
Great Canadian Gaming Co., 7.25%, 2/15/15,
   Callable 2/15/11 @ 104(b)......................          50,000        49,750
Greektown Holdings, Inc., 10.75%, 12/1/13,
   Callable 12/1/10 @ 105(b)......................         125,000       124,375
Herbst Gaming, Inc., 7.00%, 11/15/14,
   Callable 11/15/09 @ 104........................          50,000        40,500
Indianapolis Downs LLC, 11.00%, 11/1/12,
   Callable 11/1/10 @ 106(b)......................          25,000        25,125
Inn of the Mountain Gods, 12.00%, 11/15/10,
   Callable 11/15/07 @ 106........................          50,000        52,750
Isle of Capri Casinos, Inc., 7.00%, 3/1/14,
   Callable 3/1/09 @ 103.50.......................         150,000       133,125
MGM MIRAGE, Inc., 6.75%, 4/1/13...................         100,000        97,500
Mohegan Tribal Gaming, 7.13%, 8/15/14,
   Callable 8/15/09 @ 104.........................          50,000        49,000
MTR Gaming Group, Inc., 9.00%, 6/1/12,
   Callable 6/1/09 @ 105..........................         100,000       100,000
Pinnacle Entertainment, 7.50%, 6/15/15,
   Callable 6/15/10 @ 104(b)......................          50,000        48,250
Pokagon Gaming Authority, 10.38%, 6/15/14,
   Callable 6/15/10 @ 105(b)......................          75,000        82,875
San Pasqual Casino, 8.00%, 9/15/13,
   Callable 9/15/09 @ 104(b)......................          25,000        25,250
Seminole Hard Rock Entertainment, 8.19%,
   3/15/14, Callable 3/15/09 @ 102 (a)(b).........          50,000        48,875
Seneca Gaming Corp., 7.25%, 5/1/12,
   Callable 5/1/08 @ 104..........................          50,000        50,375
Shingle Springs, 9.38%, 6/15/15,
   Callable 6/15/11@ 105(b).......................          50,000        50,250
Turning Stone Resort Casino, 9.13%, 9/15/14,
   Callable 9/15/10 @ 105(b)......................          75,000        77,625
Waterford Gaming LLC, 8.63%, 9/15/14(b)...........          25,000        25,000
                                                                     -----------
                                                                       1,220,925
                                                                     -----------

CHEMICALS - 3.6%
Georgia Gulf Corp., 9.50%, 10/15/14,
   Callable 10/15/10 @ 105........................         100,000        86,500
Huntsman International LLC, 7.88%,
   11/15/14, Callable 11/15/10 @ 104..............          35,000        37,625
Innophos, Inc., 8.88%, 8/15/14,
   Callable 8/16/09 @ 104.........................          50,000        50,375
JohnsonDiversey, Inc., 9.63%, 5/15/12,
   Callable 11/23/07 @ 105........................         100,000       103,750
Lyondell Chemical Co.
   6.88%, 6/15/17, Callable 6/15/12 @ 103.........          50,000        55,000
   8.25%, 9/15/16, Callable 9/15/11 @ 104.........          25,000        28,562
   8.00%, 9/15/14, Callable 9/15/10 @ 104.........          25,000        27,687


45  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
CHEMICALS, CONTINUED
Mosaic Co., 7.63%, 12/1/16,
   Callable 12/1/11 @ 104(b)......................          25,000        26,938
Nova Chemicals Corp., 6.50%, 1/15/12..............          50,000        48,000
Terra Capital, Inc., 7.00%, 2/1/17,
   Callable 2/1/12@ 104...........................          50,000        50,000
                                                                     -----------
                                                                         514,437
                                                                     -----------

COMPUTER SERVICES - 0.3%
Activant Solutions, Inc., 9.50%, 5/1/16,
   Callable 5/1/11 @ 105..........................          50,000        45,625
                                                                     -----------
                                                                          45,625
                                                                     -----------

CONSUMER PRODUCTS - 1.4%
Sealy Mattress Co., 8.25%, 6/15/14,
   Callable 6/15/09 @ 104.........................          50,000        49,750
Smithfield Foods, Inc., 7.75%, 7/1/17.............          50,000        51,500
Spectrum Brands, Inc., 7.38%, 2/1/15,
   Callable 2/1/10@ 104...........................          75,000        54,188
Yankee Acquisition Corp., 9.75%, 2/15/17,
   Callable 2/15/12@ 105..........................          50,000        46,250
                                                                     -----------
                                                                         201,688
                                                                     -----------

CONTAINERS - PAPER AND PLASTIC - 2.6%
Owens-Brockway Glass Containers, 6.75%,
   12/1/14, Callable 12/1/09 @ 103................          50,000        50,125
Solo Cup Co., 8.50%, 2/15/14,
   Callable 2/15/09 @ 104.........................         200,000       180,000
Stone Container Finance Co. of Canada,
   7.38%, 7/15/14, Callable 7/15/09 @ 104.........         150,000       145,125
                                                                     -----------
                                                                         375,250
                                                                     -----------

COSMETICS - 0.3%
Chattem, Inc., 7.00%, 3/1/14,
   Callable 3/1/09 @ 104..........................          50,000        49,500
                                                                     -----------
                                                                          49,500
                                                                     -----------

DISTRIBUTION & WHOLESALE - 2.0%
Baker & Taylor, Inc., 11.50%, 7/1/13,
   Callable 7/1/10 @ 106(b).......................         100,000        98,500
Beverages & More, Inc., 9.25%, 3/1/12,
   Callable 9/1/09 @ 105(b).......................          50,000        51,500
Central Garden & Pet Co., 9.13%, 2/1/13,
   Callable 2/1/08 @ 105..........................          50,000        47,750
Jarden Corp., 7.50%, 5/1/17,
   Callable 5/1/12 @ 104..........................          25,000        23,750
Pegasus Solutions, Inc., 10.50%, 4/15/15,
   Callable 4/15/11 @ 105(b)......................          50,000        45,000
Pilgrim's Pride Corp., 8.38%, 5/1/17,
   Callable 5/1/12 @ 104..........................          25,000        25,187
                                                                     -----------
                                                                         291,687
                                                                     -----------


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
DIVERSIFIED OPERATIONS - 1.4%
Bombardier, Inc., 8.00%, 11/15/14,
   Callable 11/15/10 @ 104(b).....................          25,000        26,000
Koppers Holdings, Inc., 0.00%,
   11/15/14, Callable 11/15/09 @ 105 (c)..........          25,000        21,437
Snoqualmie Entertainment Authority,
   9.06%, 2/1/14,
   Callable 2/1/09 @ 103 (a)(b)...................          25,000        24,094
Susser Holdings LLC
   10.63%, 12/15/13, Callable
   12/15/09 @ 105.................................          50,000        52,000
   10.63%, 12/15/13, Callable
   12/15/09 @ 105.................................          72,000        74,880
                                                                     -----------
                                                                         198,411
                                                                     -----------

EDUCATION - 0.4%
Education Management LLC
   10.25%, 6/1/16, Callable 6/1/11 @ 105..........          25,000        26,250
   8.75%, 6/1/14, Callable 6/1/10 @ 104...........          25,000        25,813
                                                                     -----------
                                                                          52,063
                                                                     -----------

ELECTRIC - 2.5%
AES Corp.
   7.75%, 3/1/14..................................          60,000        60,000
   7.75%, 10/15/15(b).............................          50,000        50,062
Baldor Electic Co., 8.63%, 2/15/17,
   Callable 2/15/12 @ 104.........................          50,000        52,125
CMS Energy Corp., 6.88%, 12/15/15.................         100,000       100,458
Edison Mission Energy, 7.20%, 5/15/19.............          50,000        48,875
General Cable Corp., 7.13%, 4/1/17,
   Callable 4/1/12 @ 104..........................          50,000        50,000
                                                                     -----------
                                                                         361,520
                                                                     -----------

ENERGY - 3.6%
Aventine Renewable Energy, Inc.,
   10.00%, 4/1/17, Callable
   4/1/12 @ 105...................................          50,000        44,500
Copano Energy LLC, 8.13%, 3/1/16,
   Callable 3/1/11 @ 104..........................          80,000        82,200
Massey Energy Co., 6.88%, 12/15/13,
   Callable 12/15/09 @ 103........................         100,000        94,500
Mirant North America LLC, 7.38%,
   12/31/13, Callable 12/31/09 @ 104..............          50,000        50,687
NRG Energy, Inc., 7.38%, 2/1/16,
   Callable 2/1/11 @ 104..........................          50,000        49,875
Reliant Energy, Inc., 7.63%, 6/15/14..............          50,000        50,437
Verasun Energy Corp., 9.88%, 12/15/12,
   Callable 12/15/09 @ 105........................          50,000        49,563
Williams Cos., Inc., 6.38%, 10/1/10 (b)...........         100,000       101,250
                                                                     -----------
                                                                         523,012
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  46

--------------------------------------------------------------------------------
  HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FINANCE - 6.8%
Basell AF SCA, 8.38%, 8/15/15,
   Callable 8/15/10 @ 104 (b).....................         150,000       134,250
CCM Merger, Inc., 8.00%, 8/1/13,
   Callable 8/1/09 @ 104(b).......................         150,000       144,000
Ford Motor Credit Co.
   7.38%, 2/1/11..................................          50,000        47,160
   7.38%, 10/28/09................................         250,000       241,113
General Motors Acceptance Corp.,
   6.88%, 8/28/12.................................         300,000       270,448
MSX International, 12.50%, 4/1/12,
   Callable 4/1/09 @ 110(b).......................          25,000        23,750
Nalco Finance Holdings, Inc., 0.00%,
   2/1/14, Callable 2/1/09 @ 105 (c)..............          75,000        68,250
Nuveen Investments, Inc., 10.50%, 11/15/15,
   Callable 11/15/11 @ 105(b).....................          50,000        50,000
                                                                     -----------
                                                                         978,971
                                                                     -----------

HEALTH CARE - 0.2%
HCA, Inc., 9.25%, 11/15/16, Callable
   11/15/11 @ 105.................................          25,000        26,313
                                                                     -----------
                                                                          26,313
                                                                     -----------

INTERNET RELATED - 0.3%
Atlantic Broadband Finance LLC, 9.38%,
   1/15/14, Callable 1/15/09 @ 105................          50,000        49,000
                                                                     -----------
                                                                          49,000
                                                                     -----------

LEISURE - 0.7%
AMC Entertainment, Inc., 11.00%, 2/1/16,
   Callable 2/1/11@ 106...........................         100,000       108,250
                                                                     -----------
                                                                         108,250
                                                                     -----------

MACHINERY - 0.7%
Case New Holland, Inc., 7.13%, 3/1/14,
   Callable 3/1/10 @ 104..........................          50,000        51,750
Sensata Technologies, 8.00%, 5/1/14,
   Callable 5/1/10 @ 104..........................          50,000        49,063
                                                                     -----------
                                                                         100,813
                                                                     -----------

MANUFACTURING - 1.7%
AGY Holding Corp., 11.00%, 11/15/14,
   Callable 11/15/10 @ 106(b).....................          50,000        49,250
American Railcar Industries, 7.50%, 3/1/14,
   Callable 3/1/11 @ 104..........................          25,000        24,688
Coleman Cable, Inc., 9.88%, 10/1/12,
   Callable 10/1/08 @ 105.........................          50,000        49,250
Freescale Semiconductor, Inc., 10.13%,
   12/15/16, Callable 12/15/11 @ 105..............          50,000        45,312
Libbey Glass, Inc., 12.38%, 6/1/11,
   Callable 6/1/08 @ 108 (a)......................          25,000        27,187
Maax Corp., 9.75%, 6/15/12,
   Callable 6/15/08 @ 105.........................          50,000        17,000


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
MANUFACTURING, CONTINUED
Ryerson, Inc., 12.00%, 11/1/15,
   Callable 11/1/11 @ 106(b)......................          25,000        25,688
Tembec Industries, Inc., 7.75%, 3/15/12...........          25,000        10,344
                                                                     -----------
                                                                         248,719
                                                                     -----------

MEDICAL - 2.7%
Advanced Medical Optics, 7.50%, 5/1/17,
   Callable 5/1/12 @ 104..........................          50,000        47,125
Community Health, 8.88%, 7/15/15,
   Callable 7/15/11 @ 104.........................          50,000        50,625
MQ Associates, Inc., 0.00%, 8/15/12,
   Callable 8/15/08 @ 109 (c).....................         100,000        90,000
MultiPlan, Inc., 10.38%, 4/15/16,
   Callable 4/15/11 @ 105(b)......................         100,000       102,250
Omnicare, Inc., 6.75%, 12/15/13,
   Callable 12/15/09 @ 103........................         100,000        96,500
                                                                     -----------
                                                                         386,500
                                                                     -----------

METAL PROCESSORS & FABRICATION - 0.5%
TriMas Corp., 9.88%, 6/15/12,
   Callable 12/10/07 @ 105........................          77,000        79,118
                                                                     -----------
                                                                          79,118
                                                                     -----------

METALS & MINING - 3.0%
AK Steel Corp., 7.75%, 6/15/12,
   Callable 11/23/07 @ 104........................         100,000       102,000
Freeport-McMoran Copper & Gold, Inc.,
   8.25%, 4/1/15, Callable 4/1/11 @ 104...........          50,000        54,000
Gibraltar Industries, Inc., 8.00%, 12/1/15,
   Callable 12/1/10 @ 104.........................         150,000       141,000
International Coal Group, Inc., 10.25%,
   7/15/14, Callable 7/15/10 @ 105................          50,000        48,500
Noranda Aluminium Acquisition,
   9.36%, 5/15/15, Callable
   5/15/08 @ 102 (a)(b)...........................          50,000        46,125
Tube City IMS Corp., 9.75%, 2/1/15,
   Callable 2/1/11 @ 105..........................          50,000        49,125
                                                                     -----------
                                                                         440,750
                                                                     -----------

OIL & GAS - 8.7%
Chaparral Energy, Inc., 8.50%, 12/1/15,
   Callable 12/1/10 @ 104.........................         100,000        93,250
Chesapeake Energy Corp., 6.88%, 1/15/16,
   Callable 1/15/09 @ 103.........................         100,000        99,500
Cimarex Energy Co., 7.13%, 5/1/17,
   Callable 5/1/12 @ 104..........................          50,000        49,938
Clayton Williams Energy, Inc., 7.75%, 8/1/13,
   Callable 8/1/09 @ 104..........................         200,000       187,500
Colorado Interstate Gas Co.,
   6.80%, 11/15/15................................         150,000       155,726
Compton Petroleum Finance Corp.,
   7.63%, 12/1/13, Callable 12/1/09 @ 104.........         100,000        95,750


47  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
OIL & GAS, CONTINUED
Energy Partners Ltd., 9.75%, 4/15/14,
   Callable 4/15/11 @ 105.........................          50,000        49,500
Forest Oil Corp., 7.25%, 6/15/19,
   Callable 6/15/12 @ 104(b)......................          50,000        50,000
Grant Prideco, Inc., 6.13%, 8/15/15,
   Callable 8/15/10 @ 103.........................          25,000        25,125
Inergy LP/Inergy Finance, 8.25%, 3/1/16,
   Callable 3/1/11 @ 104..........................         100,000       104,500
Newfield Exploration Co., 6.63%, 9/1/14,
   Callable 9/1/09 @ 103..........................         100,000        98,250
Opti Canada, Inc., 7.88%, 12/15/14,
   Callable 12/15/10 @ 104(b).....................          50,000        49,625
Pogo Producing Co., 7.88%, 5/1/13,
   Callable 5/1/10 @ 104..........................         100,000       102,000
Swift Energy Co., 7.63%, 7/15/11,
   Callable 7/15/08 @ 104.........................          50,000        50,500
Tesoro Corp., 6.50%, 6/1/17,
   Callable 6/1/12 @ 103..........................          50,000        49,375
                                                                     -----------
                                                                       1,260,539
                                                                     -----------

PAPER & RELATED PRODUCTS - 2.5%
Aleris International, Inc., 10.00%, 12/15/16,
   Callable 12/15/11 @ 105........................          25,000        22,000
Catalyst Paper Corp., 8.63%, 6/15/11,
   Callable 12/6/07 @ 103.........................          50,000        39,500
Exopack Holding Corp., 11.25%, 2/1/14,
   Callable 2/1/10 @ 106..........................          50,000        50,625
Georgia-Pacific Corp., 7.70%, 6/15/15.............         100,000        98,500
Norampac, Inc., 6.75%, 6/1/13,
   Callable 6/1/08 @ 103..........................         100,000        95,250
Verso Paper Holdings LLC, 9.13%, 8/1/14,
   Callable 8/1/10 @ 105..........................          50,000        51,625
                                                                     -----------
                                                                         357,500
                                                                     -----------

PIPELINES - 3.1%
Atlas Pipeline Partners LP, 8.13%, 12/15/15,
   Callable 12/15/10 @ 104........................          50,000        49,750
Dynegy Holdings, Inc., 8.38%, 5/1/16..............         150,000       150,375
El Paso Corp., 7.00%, 6/15/17.....................         100,000       100,204
Mueller Water Products, Inc., 7.38%, 6/1/17,
   Callable 6/1/12 @ 104..........................          50,000        46,500
Semgroup LP, 8.75%, 11/15/15,
   Callable 11/15/10 @ 104(b).....................          50,000        48,000
Williams Partners LP, 7.25%, 2/1/17...............          50,000        51,563
                                                                     -----------
                                                                         446,392
                                                                     -----------

PRINTING & PUBLISHING - 2.8%
Block Communications, Inc., 8.25%,
   12/15/15, Callable 12/15/10 @ 104(b)...........          50,000        50,250
Canwest Mediaworks LP, 9.25%, 8/1/15,
   Callable 8/1/11 @ 105(b).......................          50,000        50,750
Idearc, Inc., 8.00%, 11/15/16,
   Callable 11/15/11 @ 104........................          50,000        50,125
Medimedia USA, Inc., 11.38%, 11/15/14,
   Callable 11/15/09 @ 106(b).....................          50,000        52,250
Morris Publishing, 7.00%, 8/1/13,
   Callable 8/1/08 @ 103..........................         100,000        76,750



--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
PRINTING & PUBLISHING, CONTINUED
Sheridan Group, Inc., 10.25%, 8/15/11,
   Callable 11/23/07 @ 105........................         100,000       102,500
Valassis Communications, Inc., 8.25%, 3/1/15,
   Callable 3/1/11 @ 104..........................          35,000        29,487
                                                                     -----------
                                                                         412,112
                                                                     -----------

RENTAL - AUTO AND EQUIPMENT - 1.7%
Avis Budget Car Rental, Inc., 7.63%, 5/15/14,
   Callable 5/15/10 @ 104.........................         100,000        99,000
Hertz Corp., 8.88%, 1/1/14,
   Callable 1/1/10 @ 104..........................         100,000       103,000
Rental Service Corp., 9.50%, 12/1/14,
   Callable 12/1/10 @ 105.........................          50,000        48,063
                                                                     -----------
                                                                         250,063
                                                                     -----------

RESTAURANTS - 3.0%
Buffets, Inc., 12.50%, 11/1/14,
   Callable 11/1/10 @ 106.........................          50,000        32,375
Dave & Buster's, Inc., 11.25%, 3/15/14,
   Callable 3/15/10 @ 106.........................          50,000        50,875
Landry's Restaurants, Inc., 9.50%, 12/15/14,
   Callable 2/28/09 @ 101 ........................         200,000       200,000
NPC International, Inc., 9.50%, 5/1/14,
   Callable 5/1/10 @ 105..........................          50,000        46,750
Outback Steakhouse, Inc., 10.00%, 6/15/15,
   Callable 6/15/11 @ 105(b)......................          75,000        64,500
Sbarro, Inc., 10.38%, 2/1/15,
   Callable 2/1/10 @ 108..........................          50,000        45,187
                                                                     -----------
                                                                         439,687
                                                                     -----------

RETAIL - 1.9%
Claire's Stores, Inc., 9.63%, 6/1/15,
   Callable 6/1/11 @ 105(b).......................          50,000        40,875
Linens `N' Things, Inc., 10.87%, 1/15/14,
   Callable 1/15/08 @ 102 (a).....................          50,000        33,000
Pep Boys, 7.50%, 12/15/14,
   Callable 12/15/09 @ 104........................          50,000        48,125
Stater Bros. Holdings, Inc., 7.75%, 4/15/15,
   Callable 4/15/11 @ 104.........................          50,000        49,875
Suburban Propane Partners LP, 6.88%,
   12/15/13, Callable 12/15/08 @ 103..............          50,000        48,750
United Auto Group, Inc., 7.75%, 12/15/16,
   Callable 12/15/11 @ 104........................          50,000        48,625
                                                                     -----------
                                                                         269,250
                                                                     -----------

SEISMIC DATA COLLECTION - 0.7%
CIE Gener de Geophysique, 7.50%, 5/15/15,
   Callable 5/15/10 @ 104.........................          50,000        51,000
Seitel, Inc., 9.75%, 2/15/14,
   Callable 2/15/11 @ 105.........................          50,000        46,375
                                                                     -----------
                                                                          97,375
                                                                     -----------

SPECIAL PURPOSE ENTITY - 4.2%
Altra Industrial Motion, Inc., 9.00%,
   12/1/11, Callable 12/1/08 @ 105................          50,000        50,250
Buffalo Thunder Development Authority,
   9.38%, 12/15/14,
   Callable 12/15/10 @ 105(b).....................          50,000        46,750


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  48

--------------------------------------------------------------------------------
  HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
SPECIAL PURPOSE ENTITY, CONTINUED
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10,
   Callable 11/23/07 @ 107........................          50,000        49,125
Chukchansi Economic Development
   Authority, 8.00%, 11/15/13,
   Callable 11/15/09 @ 104(b).....................          25,000        25,188
Hawker Beechcraft Acquisition Co.
   9.75%, 4/1/17, Callable 4/1/12 @ 105(b)........          25,000        25,437
   8.50%, 4/1/15, Callable 4/1/11 @ 104(b)........          50,000        50,875
Kar Holdings, Inc., 8.75%, 5/1/14,
   Callable 5/1/10 @ 104(b).......................          50,000        48,250
Local TV Finance LLC, 9.25%, 6/15/15,
   Callable 6/15/11 @ 105(b)......................          50,000        47,875
MCBC Holdings, Inc., 11.52%, 10/15/14,
   Callable 10/15/09 @ 103 (a)(b).................          25,000        25,000
Momentive Performance, 9.75%, 12/1/14,
   Callable 12/1/10 @ 105(b)......................          50,000        48,750
Petroplus Finance Ltd., 7.00%, 5/1/17,
   Callable 5/1/12 @ 104(b).......................          75,000        70,500
Rare Restaurant Group Ll, 9.25%, 5/15/14,
   Callable 5/15/11 @ 105(b)......................          50,000        48,500
Regency Energy Partners LP, 8.38%,
   12/15/13, Callable 12/15/10 @ 104.19...........          17,000        17,893
UCI Holdco, Inc., 12.69%, 12/15/13,
   Callable 12/15/07 @ 100 (a)(b).................          54,687        53,593
                                                                     -----------
                                                                         607,986
                                                                     -----------

TELECOMMUNICATIONS - 10.1%
Broadview Network Holdings, 11.38%, 9/1/12,
   Callable 9/1/09 @ 106(b).......................          25,000        26,500
Centennial Communications Corp., 10.00%,
   1/1/13, Callable 1/1/09 @ 108..................         100,000       106,000
Cincinnati Bell, Inc., 8.38%, 1/15/14,
   Callable 1/15/09 @ 104.........................         100,000       100,250
Cricket Communications, 9.38%, 11/1/14,
   Callable 11/1/10 @ 105.........................          50,000        49,625
Insight Midwest LP, 9.75%, 10/1/09,
   Callable 11/23/07 @ 100........................         130,000       130,162
IPCS, Inc., 8.61%, 5/1/14,
   Callable 5/1/08 @ 102 (a)......................         100,000        97,000
Level 3 Financing, Inc., 9.25%, 11/1/14,
   Callable 11/1/10 @ 105.........................          50,000        47,125
Metropcs Wireless, Inc.
   9.25%, 11/1/14, Callable
   11/1/10 @ 105..................................          50,000        49,625
   9.25%, 11/1/14, Callable
   11/1/10 @ 105..................................          50,000        49,625
Nordic Telephone Co., Holdings, 8.88%,
   5/1/16, Callable 5/1/11 @ 104 (b)..............          50,000        52,875
NTL Cable plc, 9.13%, 8/15/16,
   Callable 8/15/11 @ 105.........................         125,000       131,875
Paetec Holding Corp., 9.50%, 7/15/15,
   Callable 7/15/11 @ 105(b)......................          50,000        51,250
Panamsat Corp., 9.00%, 6/15/16,
   Callable 6/15/11 @ 105.........................          50,000        51,125
Qwest Corp., 5.63%, 11/15/08......................         150,000       149,250
Radio One, Inc., 6.38%, 2/15/13,
   Callable 2/15/09 @ 103.........................          50,000        44,000



--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TELECOMMUNICATIONS, CONTINUED
Suncom Wireless Holdings, Inc., 8.50%,
   6/1/13, Callable 6/1/08 @ 104..................         150,000       157,312
West Corp., 11.00%, 10/15/16,
   Callable 10/15/11 @ 106........................          25,000        26,188
Wind Acquisition Financial SA, 10.75%,
   12/1/15, Callable 12/1/10 @ 105(b).............         100,000       111,250
Windstream Corp., 8.63%, 8/1/16,
   Callable 8/1/11 @ 104..........................          25,000        26,750
                                                                     -----------
                                                                       1,457,787
                                                                     -----------

TOBACCO - 0.2%
Alliance One International, Inc.,
   8.50%, 5/15/12.................................          25,000        24,875
                                                                     -----------
                                                                          24,875
                                                                     -----------

TRANSPORTATION - 0.8%
Bristow Group, Inc., 7.50%, 9/15/17,
   Callable 9/15/12 @ 104(b)......................          50,000        51,500
Navios Maritime Holdings, Inc., 9.50%,
   12/15/14, Callable 12/15/10 @ 105..............          30,000        31,725
Saint Acquisition Corp., 13.31%, 5/15/15,
   Callable 5/15/09 @ 102 (a)(b)..................          50,000        31,875
                                                                     -----------
                                                                         115,100
                                                                     -----------

WASTE DISPOSAL - 1.0%
Allied Waste North America, Inc., 7.38%,
   4/15/14, Callable 4/15/09 @ 104................         150,000       151,500
                                                                     -----------
                                                                         151,500
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS
   (COST $14,058,455).............................                    13,845,392
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--2.4%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (d).............         355,288       355,288
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $355,288)................................                       355,288
                                                                     -----------
TOTAL INVESTMENTS
   (COST $14,413,743) -- 98.0%.....................                   14,200,680
                                                                     ===========

-------------
     Percentages indicated are based on net assets of $14,487,263.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)  Step Bond. Income recognition is on the effective yield method for Step
     Bonds.

(d) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

LLC -- Limited Liability Co.
LP  -- Limited Partnership
PLC -- Public Limited Co.


49  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY
 OBLIGATIONS--28.0%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Federal Home Loan Mortgage Corp. - 12.5%
   Pool #1B2655, 4.20%, 12/1/34(a)(d).............         199,130       200,195
   Pool #1J1313, 6.43%, 6/1/36(a).................         273,308       279,287
   Pool #847557, 5.54%, 7/1/34(a)(d)..............         173,761       176,901
   Pool #G02981, 6.00%, 6/1/37....................         194,294       195,556
   Pool #G12317, 5.50%, 8/1/21....................         187,094       187,390
   TBA November, 6.00%, 11/11/37..................         150,000       150,938
   TBA November, 5.50%, 11/15/37..................         700,000       689,062
                                                                     -----------
                                                                       1,879,329
                                                                     -----------

Federal National Mortgage Association - 14.5%
   Pool #781922, 5.00%, 2/1/21....................         379,120       373,313
   Pool #922090, 5.90%, 3/1/37(a).................         329,112       332,705
   TBA December 2007
     6.50%, 12/1/35...............................         850,000       870,027
     6.00%, 12/15/36..............................         600,000       603,750
                                                                     -----------
                                                                       2,179,795
                                                                     -----------

Government National Mortgage Association - 1.0%
   6.00%, 11/15/36................................         150,000       151,875
                                                                     -----------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $4,198,134)..................                     4,210,999
                                                                     -----------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS--41.8%
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.6%
General Motors, 8.25%, 7/15/23....................         100,000        90,250
                                                                     -----------
                                                                          90,250
                                                                     -----------

BANKING - 2.5%
American Express Centurion Bank,
   5.95%, 6/12/17.................................         100,000       100,596
Bank of America N.A., 6.10%, 6/15/17..............         150,000       153,521
Washington Mutual, Inc., 6.09%,
   9/17/12 (a)....................................          75,000        71,492
Washington Mutual Bank, 5.56%,
   2/4/11 (a).....................................          50,000        48,336
                                                                     -----------
                                                                         373,945
                                                                     -----------

BUILDING & CONSTRUCTION PRODUCTS - 1.3%
Martin Marietta Materials, Inc.,
   5.13%, 4/30/10 (a).............................         100,000        98,870
Masco Corp., 6.00%, 3/12/10 (a)(d)................         100,000        98,235
                                                                     -----------
                                                                         197,105
                                                                     -----------

ELECTRIC - 5.4%
MidAmerican Energy Co., 5.95%, 7/15/17............         450,000       465,393
Progress Energy, Inc., 5.98%, 11/14/08,
   Callable 2/14/08 @ 100 (a)(d)..................         250,000       250,316
Puget Sound Energy, Inc., 6.97%, 6/1/67,
   Callable 6/1/17 @ 100..........................         100,000        94,599
                                                                     -----------
                                                                         810,308
                                                                     -----------

FINANCE - 9.9%
Ford Motor Credit Co., LLC
   4.95%, 1/15/08.................................         250,000       248,918
   5.80%, 1/12/09.................................         300,000       289,426
   7.25%, 10/25/11................................          25,000        23,255


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FINANCE, CONTINUED
General Motors Acceptance Corp.
   4.38%, 12/10/07................................         500,000       499,203
   7.25%, 3/2/11..................................         100,000        94,559
SLM Corp.
   4.00%, 1/15/10.................................         150,000       140,664
   4.50%, 7/26/10.................................          50,000        46,814
XTRA Finance Corp., 5.15%, 4/1/17.................         150,000       144,869
                                                                     -----------
                                                                       1,487,708
                                                                     -----------

HOSPITALS - 1.4%
HCA, Inc., 8.75%, 9/1/10..........................         200,000       203,500
                                                                     -----------
                                                                         203,500
                                                                     -----------

MEDIA - 3.6%
Time Warner Cable, Inc., 5.85%, 5/1/17............         150,000       148,720
Time Warner Entertainment,
   8.88%, 10/1/12.................................         350,000       398,354
                                                                     -----------
                                                                         547,074
                                                                     -----------

MEDICAL - 2.0%
Astrazeneca plc, 5.90%, 9/15/17...................         150,000       153,374
Schering-Plough, 6.00%, 9/15/17...................         150,000       152,565
                                                                     -----------
                                                                         305,939
                                                                     -----------

OFFICE EQUIPMENT & SERVICES - 1.7%
IBM Corp., 5.70%, 9/14/17.........................         150,000       152,248
Xerox Corp., 6.40%, 12/18/09 (a)(d)...............         100,000        99,932
                                                                     -----------
                                                                         252,180
                                                                     -----------

RETAIL - 3.5%
Federated Retail Holdings, Inc.,
   5.90%, 12/1/16.................................         150,000       143,204
Home Depot, Inc., 5.25%, 12/16/13.................         400,000       387,331
                                                                     -----------
                                                                         530,535
                                                                     -----------

TELECOMMUNICATIONS - 2.8%
Motorola, Inc., 6.00%, 11/15/17...................         150,000       148,122
Verizon Pennsylvania, Inc., 5.65%, 11/15/11.......         275,000       279,320
                                                                     -----------
                                                                         427,442
                                                                     -----------

TRANSPORTATION - 7.1%
American Airlines, Inc.
   6.98%, 4/1/11..................................          77,970        77,970
   7.86%, 10/1/11.................................         200,000       211,250
Burlington Northern Santa Fe Railway Co.,
   4.83%, 1/15/23.................................         251,263       242,328
Continental Airlines, Inc., 5.98%, 4/19/22........         100,000        98,307
Union Pacific Corp., 5.75%, 11/15/17..............         150,000       148,684
Union Pacific Railroad, 5.08%, 1/2/29.............         299,279       288,622
                                                                     -----------
                                                                       1,067,161
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  50

--------------------------------------------------------------------------------
  HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TOTAL CORPORATE OBLIGATIONS
   (COST $6,284,555)..............................                     6,293,147
                                                                     -----------

--------------------------------------------------------------------------------
 ASSET BACKED SECURITIES--8.2%
--------------------------------------------------------------------------------
Americredit Automobile Receivables Trust,
   Series 2005-CF, Class A3,
   4.47%, 5/6/10 (d)..............................         133,747       133,484
Asset Backed Funding Certificates,
   Series 2003-AHL1, Class A1,
   3.68%, 3/25/33.................................         210,318       207,006
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.40%, 8/13/47 (a)(b)................         145,000        79,750
Citigroup Mortgage Loan Trust, Inc.,
   Series 2005-WF2, Class AF2,
   4.92%, 8/25/35.................................          15,345        15,297
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3,
   5.80%, 7/25/34.................................         210,000       203,873
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.27%, 11/15/34 (a)(b)(d).............         248,921       248,100
GMAC Mortgage Corp., Loan Trust,
   Series 2006-HE3, Class A3,
   5.81%, 10/25/36................................         170,000       161,097
Preferred Term Securities XXII Ltd.,
   6.03%, 9/22/36, Callable
   6/22/11 @ 100 (a)(b)(d)........................         199,318       190,648
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
   (COST $1,324,232)..............................                     1,239,255
                                                                     -----------

--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--11.6%
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4,
   4.78%, 5/25/35 (a).............................         200,000       198,780
Deutsche Mortgage Securities, Inc.,
   Series 2006-WF1, Class 1A1, 5.07%,
   6/26/35 (a)(b).................................         179,467       178,781
Freddie Mac
   Series 2988, Class AF, 5.39%, 6/15/35 (a)(d)...         169,792       167,259
   Series 3212, Class BK, 5.40%, 9/15/36..........         150,000       144,027
Morgan Stanley Mortgage Loan Trust,
   Series 2006-3AR, Class 2A3, 5.71%,
   3/25/36 (a)....................................         271,828       275,690
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8, 5.17%,
   1/25/37 (a)(d).................................         360,118       357,079
   Series 2007-QS2, Class A4,
   6.25%, 1/25/37.................................         169,876       169,773
Residential Asset Securitization Trust,
   Series 2003-A15, Class 1A2,
   5.32%, 2/25/34 (a)(d)..........................         259,492       258,496
                                                                     -----------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,754,762)..............................                     1,749,885
                                                                     -----------

--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES--19.1%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.,
   Series 2006-4, Class A4, 5.63%,
   7/10/46 (a)....................................         230,000       230,112



--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2006-T24, Class A4,
   5.43%, 10/12/41................................         200,000       198,967
   Series 2007-T28, Class AJ, 6.18%,
   9/11/42........................................          80,000        79,433
Citigroup Commercial Mortgage Trust,
   Series 2006-C4, Class A3,
   5.72%, 3/15/49 (a).............................         240,000       242,877
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD4,
   Class A2B, 5.21%, 12/11/49.....................         200,000       198,480
Commercial Mortgage Pass - Through
   Certificate
   Series 2005-FL11, Class A1, 5.24%,
   11/15/17 (a)(b)(d).............................          34,241        34,182
   Series 2006-FL12, Class A2, 5.19%,
   12/15/20 (a)(d)................................         251,337       250,533
   Series 2005-LP5, Class AJ, 5.05%,
   5/10/43........................................         200,000       188,031
CWCapital Cobalt, Series 2007-C3,
   Class AJ, 6.02%, 5/15/46.......................         160,000       157,046
GS Mortgage Securities Corp. II
   Series 2006-GG8, Class AJ,
   5.62%, 11/10/39................................         180,000       174,312
   Series 2007-GG10, Class AJ,
   5.80%, 8/10/45 (a).............................         210,000       206,228
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2007-CB20,
   Class AJ, 6.10%, 2/12/51.......................         190,000       190,622
LB-UBS Commercial Mortgage Trust,
   Series 2007-C6, Class AM,
   6.11%, 7/15/40 (a).............................         180,000       184,134
Morgan Stanley Capital I
   Series 2006-HQ10, Class A4,
   5.33%, 11/12/41................................         180,000       176,211
   Series 2007-IQ14, Class A2,
   5.61%, 4/15/49.................................         220,000       221,208
Washington Mutual Commercial Mortgage
   Securities Trust, Series 2006-SL1,
   Class A, 5.30%, 11/23/43 (a)(b)................         147,436       145,680
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $2,886,901)..............................                     2,878,056
                                                                     -----------

--------------------------------------------------------------------------------
 FOREIGN BONDS--5.1%
--------------------------------------------------------------------------------
ICELAND - 1.5%
Kaupthing Bank, 5.94%, 1/15/10 (a)(b)(d)..........         225,000       224,234
                                                                     -----------
                                                                         224,234
                                                                     -----------

NETHERLANDS - 1.0%
Shell International Finance BV,
   5.20%, 3/22/17.................................         150,000       149,342
                                                                     -----------
                                                                         149,342
                                                                     -----------


51  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 FOREIGN BONDS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
SOUTH KOREA - 1.7%
Citibank Korea, Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a).....................         250,000       249,323
                                                                     -----------
                                                                         249,323
                                                                     -----------

UNITED KINGDOM - 0.9%
Barclays Bank plc, 5.93%, 12/31/49 (b)............         150,000       141,979
                                                                     -----------
                                                                         141,979
                                                                     -----------
TOTAL FOREIGN BONDS
   (COST $773,460)................................                       764,878
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--1.1%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (c).............         169,259       169,259
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $169,259)................................                       169,259
                                                                     -----------
TOTAL INVESTMENTS
   (COST $17,391,303) -- 114.9%....................                   17,305,479
                                                                     ===========

------------
     Percentages indicated are based on net assets of $15,058,569.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

(d)  Security held as collateral for to be announced securities.

LLC -- Limited Liability Co.

PLC -- Public Limited Co.

TBA -- Security was traded on a "to be announced" basis. Represents 15.37% of net assets.


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  52

--------------------------------------------------------------------------------
  HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 COMMON STOCKS--97.7%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AEROSPACE & DEFENSE - 6.1%
General Dynamics Corp.............................          25,400     2,310,384
The Boeing Co.....................................          19,750     1,947,153
United Technologies Corp..........................          15,900     1,217,781
                                                                     -----------
                                                                       5,475,318
                                                                     -----------

BIOTECHNOLOGY - 3.6%
Gilead Sciences, Inc. (a).........................          70,500     3,256,395
                                                                     -----------
                                                                       3,256,395
                                                                     -----------

BUSINESS SERVICES - 1.1%
Fluor Corp........................................           6,450     1,019,100
                                                                     -----------
                                                                       1,019,100
                                                                     -----------

CASINOS & GAMBLING - 1.0%
International Game Technology.....................          19,950       870,020
                                                                     -----------
                                                                         870,020
                                                                     -----------

CHEMICALS - 4.2%
Monsanto Co.......................................          38,400     3,748,992
                                                                     -----------
                                                                       3,748,992
                                                                     -----------

COMPUTER SOFTWARE - 5.8%
Adobe Systems, Inc. (a)...........................          74,600     3,573,340
Electronic Arts, Inc. (a).........................          26,750     1,634,960
                                                                     -----------
                                                                       5,208,300
                                                                     -----------

COMPUTERS - 12.4%
Apple Computer, Inc. (a)..........................          23,700     4,501,815
Hewlett-Packard Co................................          47,150     2,436,712
Research In Motion Ltd. (a).......................          33,450     4,164,859
                                                                     -----------
                                                                      11,103,386
                                                                     -----------

CONSUMER PRODUCTS - 7.4%
Colgate-Palmolive Co..............................          47,300     3,607,571
PepsiCo, Inc......................................          40,900     3,015,148
                                                                     -----------
                                                                       6,622,719
                                                                     -----------

DIVERSIFIED MANUFACTURING OPERATIONS - 2.5%
Joy Global, Inc...................................          18,600     1,079,916
Thermo Fisher Scientific, Inc. (a)................          19,500     1,146,795
                                                                     -----------
                                                                       2,226,711
                                                                     -----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 1.7%
Emerson Electric Co...............................          15,600       815,412
Microchip Technology, Inc.........................          21,000       696,570
                                                                     -----------
                                                                       1,511,982
                                                                     -----------

FARM MACHINERY & EQUIPMENT - 3.7%
Deere & Co........................................          21,500     3,330,350
                                                                     -----------
                                                                       3,330,350
                                                                     -----------

FINANCIAL SERVICES - 6.6%
Ambac Financial Group, Inc........................           7,900       290,957
CME Group, Inc....................................           5,175     3,447,844
Goldman Sachs Group, Inc..........................           4,500     1,115,640
Nymex Holdings, Inc...............................           2,800       359,856
UBS AG-ADR........................................          12,550       673,809
                                                                     -----------
                                                                       5,888,106
                                                                     -----------


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
FOOD & BEVERAGE - 4.4%
The Coca-Cola Co..................................          29,000     1,791,040
Wm. Wrigley Jr. Co................................          10,850       669,120
Yum! Brands, Inc..................................          36,900     1,485,963
                                                                     -----------
                                                                       3,946,123
                                                                     -----------

HEALTH CARE - 2.9%
Baxter International, Inc.........................          22,300     1,338,223
DENTSPLY International, Inc.......................          20,800       862,784
Zimmer Holdings, Inc. (a).........................           5,700       396,093
                                                                     -----------
                                                                       2,597,100
                                                                     -----------

HOTELS & LODGING - 4.3%
Las Vegas Sands Corp. (a).........................          29,200     3,885,936
                                                                     -----------
                                                                       3,885,936
                                                                     -----------

INSURANCE - 1.8%
AFLAC, Inc........................................          25,850     1,622,863
                                                                     -----------
                                                                       1,622,863
                                                                     -----------

INTERNET RELATED - 4.4%
Google, Inc., Class A (a).........................           5,600     3,959,200
                                                                     -----------
                                                                       3,959,200
                                                                     -----------

OIL & GAS - 5.2%
Schlumberger Ltd..................................          23,050     2,225,939
Smith International, Inc..........................          36,450     2,407,522
                                                                     -----------
                                                                       4,633,461
                                                                     -----------

PHARMACEUTICALS - 8.6%
Abbott Laboratories...............................          54,200     2,960,404
Alcon, Inc. ADR...................................           6,950     1,057,859
Allergan, Inc.....................................          16,000     1,081,280
Genentech, Inc. (a)...............................          22,329     1,655,249
Schering-Plough Corp..............................          32,100       979,692
                                                                     -----------
                                                                       7,734,484
                                                                     -----------

RETAIL - 2.4%
Kohl's Corp. (a)..................................          19,900     1,093,903
Target Corp.......................................          17,100     1,049,256
                                                                     -----------
                                                                       2,143,159
                                                                     -----------

TELECOMMUNICATIONS - 7.6%
Cisco Systems, Inc. (a)...........................         110,450     3,651,477
Nokia Corp. ADR...................................          57,150     2,269,998
QUALCOMM, Inc.....................................          20,900       893,057
                                                                     -----------
                                                                       6,814,532
                                                                     -----------
TOTAL COMMON STOCKS
   (COST $65,379,364).............................                    87,598,237
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--2.3%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (b).............       2,057,774     2,057,774
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $2,057,774)..............................                     2,057,774
                                                                     -----------
TOTAL INVESTMENTS
   (COST $67,437,138) -- 100.0%....................                   89,656,011
                                                                     ===========

------------
     Percentages indicated are based on net assets of $89,685,877.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt


53  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
 COMMON STOCKS--96.9%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AUSTRALIA - 3.2%
Macquarie Airports................................         579,924     2,382,795
National Australia Bank Ltd.......................         131,665     5,325,753
QBE Insurance Group Ltd...........................         102,500     3,136,099
Zinifex Ltd.......................................         235,900     3,732,463
                                                                   -------------
                                                                      14,577,110
                                                                   -------------

AUSTRIA - 1.0%
Voestalpine AG....................................          51,400     4,643,784
                                                                   -------------

BELGIUM - 1.3%
Fortis............................................         176,832     5,678,420
Fortis - Strip WPR................................          70,732           707
                                                                   -------------
                                                                       5,679,127
                                                                   -------------

BRAZIL - 2.6%
Banco Do Brasil SA................................          60,000     1,087,062
Gerdau SA ADR.....................................          75,150     2,337,165
Petroleo Brasileiro SA ADR........................          55,400     4,608,726
Unibanco ADR......................................           8,100     1,280,124
Usinas Siderurgicas de Minas Gerais SA............          30,200     2,368,966
                                                                   -------------
                                                                      11,682,043
                                                                   -------------

CANADA - 2.6%
Canadian Imperial Bank of Commerce................          21,000     2,268,107
Encana Corp.......................................          59,500     4,164,496
Gerdau Ameristeel Corp............................         161,000     2,200,879
Nexen, Inc........................................              34         1,152
Teck Cominco Ltd., B Shares.......................          64,600     3,236,156
                                                                   -------------
                                                                      11,870,790
                                                                   -------------

CHINA - 0.5%
China Petroleum & Chemical Corp...................         592,000       942,622
China Telecom Corp., Ltd..........................       1,264,000     1,092,937
                                                                   -------------
                                                                       2,035,559
                                                                   -------------

FINLAND - 1.0%
Nokia Oyj.........................................          52,100     2,068,954
Stora Enso Oyj, R Shares..........................         123,400     2,276,027
                                                                   -------------
                                                                       4,344,981
                                                                   -------------

FRANCE - 12.3%
Air France-KLM....................................          28,700     1,095,055
BNP Paribas SA....................................          64,580     7,156,768
Compagnie Generale des Establissements
   Michelin, B Shares.............................          39,700     5,346,150
Credit Agricole SA................................         142,779     5,656,125
France Telecom SA.................................         107,200     3,963,857
Lagardere S.C.A...................................          34,800     2,950,824
Renault SA........................................          62,300    10,521,374
Sanofi-Aventis....................................          68,900     6,060,101
Societe Generale..................................          35,385     5,977,343
Total SA..........................................          92,000     7,423,280
                                                                   -------------
                                                                      56,150,877
                                                                   -------------

GERMANY - 11.7%
Allianz SE........................................          39,800     8,978,500
BASF AG...........................................          48,300     6,704,660
Daimler AG........................................          10,100     1,113,722
Deutsche Bank AG..................................          43,200     5,770,810


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
GERMANY, CONTINUED
Deutsche Lufthansa AG.............................         162,600     4,804,736
Deutsche Telekom AG...............................         241,900     4,969,293
E.ON AG...........................................          41,000     8,024,178
Muenchener Rueckversicherungs-
   Gesellschaft AG................................          35,000     6,696,622
RWE AG............................................          44,500     6,069,450
                                                                   -------------
                                                                      53,131,971
                                                                   -------------

GREECE - 0.4%
Public Power Corp.................................          49,210     1,999,075
                                                                   -------------

HONG KONG - 0.3%
China Netcom Group Corp., Ltd.....................         462,000     1,419,925
                                                                   -------------

INDIA - 0.5%
State Bank of India GDR...........................          17,600     2,182,400
                                                                   -------------

ITALY - 3.5%
Buzzi Unicem SpA..................................          91,400     2,598,343
ENI SpA...........................................         210,800     7,696,173
Fondiaria-SAI SpA.................................          60,800     2,960,054
Fondiaria-SAI SpA-RNC.............................          18,700       637,951
Italcementi SpA...................................          91,700     2,112,133
                                                                   -------------
                                                                      16,004,654
                                                                   -------------

JAPAN - 20.8%
Alps Electric Co., Ltd............................          55,000       688,675
Canon, Inc........................................          32,250     1,632,043
EDION Corp........................................          67,800       778,870
FUJITSU Ltd.......................................         573,000     4,499,634
Honda Motor Co., Ltd..............................          47,000     1,760,231
Isuzu Motors Ltd..................................         570,000     2,841,996
JFE Holdings, Inc.................................         101,600     5,948,279
Kyushu Electric Power Co., Inc....................         101,300     2,470,261
Mitsubishi Chemical Holdings Corp.................         303,000     2,507,365
Mitsubishi Corp...................................         129,000     4,016,987
Mitsubishi UFJ Financial Group, Inc...............         645,000     6,454,802
Mitsui & Co., Ltd.................................         209,000     5,421,760
Mitsui Chemicals, Inc.............................         417,000     3,922,589
Mitsui O.S.K. Lines Ltd...........................         327,000     5,405,205
NAMCO BANDAI Holdings, Inc........................         123,800     1,908,955
Nippon Mining Holdings, Inc.......................         360,000     3,405,454
Nippon Telegraph & Telephone Corp.................             881     4,032,546
Nippon Yusen Kabushiki Kaisha.....................         152,000     1,569,480
Nissan Motor Co., Ltd.............................         534,700     6,135,284
ORIX Corp.........................................          21,300     4,369,758
Sharp Corp........................................         261,000     4,117,518
Sony Corp.........................................          12,510       617,905
Sumitomo Heavy Industries Ltd.....................         163,000     2,153,647
Sumitomo Mitsui Financial Group, Inc..............             731     5,988,637
The Tokyo Electric Power Co., Inc.................         165,200     4,192,466
Toshiba Corp......................................         543,000     4,598,873
Toyota Motor Corp.................................          56,700     3,246,168
                                                                   -------------
                                                                      94,685,388
                                                                   -------------

NETHERLANDS - 5.8%
ArcelorMittal.....................................         107,652     8,685,755
Corporate Express NV..............................         107,400     1,202,178
ING Groep NV......................................         216,068     9,764,998


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  54

--------------------------------------------------------------------------------
  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
NETHERLANDS, CONTINUED
Koninklijke Ahold NV (a)..........................         266,720     4,018,278
Wolters Kluwer NV.................................          89,700     2,817,023
                                                                   -------------
                                                                      26,488,232
                                                                   -------------

SINGAPORE - 0.3%
Neptune Orient Lines Ltd..........................         427,000     1,529,966
                                                                   -------------

SOUTH AFRICA - 0.6%
Sanlam Ltd........................................         554,040     2,036,446
Standard Bank Group Ltd...........................          34,900       634,141
                                                                   -------------
                                                                       2,670,587
                                                                   -------------

SOUTH KOREA - 1.7%
Honam Petrochemical Corp..........................           8,100     1,236,892
Hynix Semiconductor, Inc. (a).....................          24,700       693,102
Hyundai Motors Co. Ltd., Second Preferred.........          15,950       612,766
Industrial Bank of Korea GDR......................          88,300     1,735,095
Kookmin Bank ADR..................................          14,600     1,192,674
POSCO ADR.........................................          11,400     2,094,750
                                                                   -------------
                                                                       7,565,279
                                                                   -------------

SPAIN - 1.2%
Repsol YPF SA.....................................         141,100     5,573,895
                                                                   -------------

SWEDEN - 1.0%
Electrolux AB, B Shares...........................         118,500     2,302,821
Svenska Cellusoa AB (SCA), B Shares...............         134,400     2,375,563
                                                                   -------------
                                                                       4,678,384
                                                                   -------------

SWITZERLAND - 1.5%
Credit Suisse Group...............................          81,100     5,481,917
Novartis AG.......................................          24,830     1,321,158
                                                                   -------------
                                                                       6,803,075
                                                                   -------------

TAIWAN - 1.0%
China Steel Corp. GDR.............................          38,878     1,098,303
Gigabyte Technology Co., Ltd......................          11,112         9,298
Siliconware Precision Industries Co...............         707,691     1,485,923
Taiwan Semiconductor Manufacturing
   Co., Ltd.......................................         508,398     1,016,208
United Microelectronics Corp......................       1,094,551       718,098
                                                                   -------------
                                                                       4,327,830
                                                                   -------------

THAILAND - 0.3%
PTT Public Company Ltd. plc.......................         121,400     1,498,281
                                                                   -------------

UNITED KINGDOM - 21.8%
Associated British Foods plc......................          45,800       871,288
AstraZeneca plc...................................         110,300     5,431,176
Aviva plc.........................................         346,270     5,455,083
BAE Systems plc...................................         485,500     5,043,387
Barclays plc......................................         457,700     5,792,255
BP plc............................................         125,000     1,626,084
British American Tobacco plc......................         111,100     4,232,209
British Energy Group plc..........................         277,000     3,076,454
GlaxoSmithKline plc...............................         259,600     6,667,396
HBOS plc..........................................         373,041     6,799,121
Home Retail Group plc.............................         358,100     3,255,319
ITV plc...........................................         879,270     1,817,421
Kazakhmys plc.....................................         143,300     4,408,193


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
UNITED KINGDOM, CONTINUED
Punch Taverns plc.................................          91,000     1,907,859
Royal & Sun Alliance Insurance
   Group plc......................................         762,188     2,511,165
Royal Bank of Scotland Group plc..................         635,724     6,865,117
Royal Dutch Shell plc, A Shares...................         232,387    10,195,009
Royal Dutch Shell plc, B Shares...................          45,973     2,005,584
SABMiller plc.....................................          48,100     1,448,682
Taylor Wimpey plc.................................         468,220     2,421,936
Vodafone Group plc................................       2,879,158    11,344,276
Xstrata plc.......................................          85,950     6,196,853
                                                                   -------------
                                                                      99,371,867
                                                                   -------------
TOTAL COMMON STOCKS
   (COST $319,304,574)............................                   440,915,080
                                                                   -------------

--------------------------------------------------------------------------------
INVESTMENT COMPANY--1.6%
--------------------------------------------------------------------------------

Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (b).............       7,328,500     7,328,500
                                                                   -------------
TOTAL INVESTMENT COMPANY
   (COST $7,328,500)..............................                     7,328,500
                                                                   -------------
TOTAL INVESTMENTS
   (COST $326,633,074) -- 98.5%....................                  448,243,580
                                                                   =============
---------------
     Percentages indicated are based on net assets of $455,061,609.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt
PLC  -- Public Limited Co.
SPA  -- Societa Per Azioni


55  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                             HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 COMMON STOCKS--98.0%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AEROSPACE & DEFENSE - 3.7%
Empresa Brasileira de Aeronautica S.A.
   ADR............................................          63,600     3,101,772
Esterline Technologies Corp. (a)..................          43,300     2,371,974
Hexcel Corp. (a)..................................         115,400     2,888,462
                                                                   -------------
                                                                       8,362,208
                                                                   -------------

BANKING - 1.4%
East West Bancorp, Inc............................          95,000     3,205,300
                                                                   -------------
                                                                       3,205,300
                                                                   -------------

BIOTECHNOLOGY - 1.8%
Invitrogen Corp. (a)..............................          44,100     4,007,367
                                                                   -------------
                                                                       4,007,367
                                                                   -------------

COMMERCIAL SERVICES - 1.1%
Schawk, Inc., Class A.............................         108,600     2,467,392
                                                                   -------------
                                                                       2,467,392
                                                                   -------------

COMPUTER SOFTWARE - 8.8%
ACI Worldwide, Inc. (a)...........................         125,100     2,861,037
BMC Software, Inc. (a)............................          65,900     2,230,056
Brocade Communications Systems, Inc. (a)..........         434,400     4,131,144
Nuance Communications, Inc. (a)...................         200,200     4,426,422
Red Hat, Inc. (a).................................         151,900     3,279,521
Satyam Computer Services Ltd. ADR.................          93,300     2,831,655
                                                                   -------------
                                                                      19,759,835
                                                                   -------------

CONSUMER PRODUCTS - 3.7%
Church & Dwight Co., Inc..........................          83,100     3,931,461
Jarden Corp. (a)..................................         125,600     4,461,312
                                                                   -------------
                                                                       8,392,773
                                                                   -------------

DIVERSIFIED MANUFACTURING OPERATIONS - 3.6%
Actuant Corp., Class A............................          47,500     3,276,550
AMETEK, Inc.......................................         100,100     4,704,700
                                                                   -------------
                                                                       7,981,250
                                                                   -------------

EDUCATION - 1.4%
Corinthian Colleges, Inc. (a).....................         131,229     2,150,843
DeVry, Inc........................................          19,000     1,039,110
                                                                   -------------
                                                                       3,189,953
                                                                   -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 8.1%
Atmel Corp. (a)...................................         497,200     2,431,308
ATMI, Inc. (a)....................................          67,900     2,182,306
Cognos, Inc. (a)..................................         136,200     6,854,946
Silicon Laboratories, Inc. (a)....................          80,600     3,522,220
Thomas & Betts Corp. (a)..........................          55,800     3,125,358
                                                                   -------------
                                                                      18,116,138
                                                                   -------------

FINANCIAL SERVICES - 4.5%
Affiliated Managers Group, Inc. (a)...............          40,700     5,354,085
MF Global Ltd. (a)................................         163,700     4,838,972
                                                                   -------------
                                                                      10,193,057
                                                                   -------------

HEALTH CARE - 12.9%
Gen-Probe, Inc. (a)...............................          75,500     5,286,510
Manor Care, Inc...................................          63,600     4,234,488
Pediatrix Medical Group, Inc. (a).................          56,800     3,720,400


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
HEALTH CARE, CONTINUED
ResMed, Inc. (a)..................................          84,000     3,480,120
Respironics, Inc. (a).............................         129,000     6,457,740
Ventana Medical Systems, Inc. (a).................          44,100     3,880,800
Volcano Corp. (a).................................         108,600     1,855,974
                                                                   -------------
                                                                      28,916,032
                                                                   -------------

INDUSTRIAL MANUFACTURING - 7.1%
Gardner Denver, Inc. (a)..........................         104,400     3,771,972
IDEX Corp.........................................         134,900     4,778,158
Manitowoc Co., Inc................................          70,500     3,472,830
WESCO International, Inc. (a).....................          83,100     3,876,615
                                                                   -------------
                                                                      15,899,575
                                                                   -------------

MEDIA - 4.0%
DreamWorks Animation SKG, Inc. (a)................         100,100     3,259,256
Meredith Corp.....................................          91,600     5,702,100
                                                                   -------------
                                                                       8,961,356
                                                                   -------------

OIL & GAS - 13.7%
Chesapeake Energy Corp............................          96,700     3,817,716
Consol Energy, Inc................................         101,000     5,706,500
Denbury Resources, Inc. (a).......................          94,100     5,326,060
Grant Prideco, Inc. (a)...........................          61,100     3,003,676
Massey Energy Co..................................         124,700     3,950,496
Range Resources Corp..............................          78,900     3,544,977
Smith International, Inc..........................          79,700     5,264,185
                                                                   -------------
                                                                      30,613,610
                                                                   -------------

PHARMACEUTICALS - 11.8%
Alexion Pharmaceuticals, Inc. (a).................          60,850     4,655,025
Elan Corp. plc ADR (a)............................         442,900    10,541,020
MGI Pharma, Inc. (a)..............................         144,200     4,698,036
OSI Pharmaceuticals, Inc. (a).....................         144,200     5,994,394
Santarus, Inc. (a)................................         272,300       593,614
                                                                   -------------
                                                                      26,482,089
                                                                   -------------

RETAIL - 5.7%
Dick's Sporting Goods, Inc. (a)...................          76,400     2,549,468
PETsMART, Inc.....................................         157,800     4,726,110
Rite Aid Corp. (a)................................         534,100     2,088,331
Urban Outfitters, Inc. (a)........................         136,600     3,451,882
                                                                   -------------
                                                                      12,815,791
                                                                   -------------

TELECOMMUNICATIONS - 3.5%
Comverse Technology, Inc. (a).....................         111,100     2,135,342
NeuStar, Inc. (a).................................          93,300     3,190,860
Polycom, Inc. (a).................................          90,100     2,520,998
                                                                   -------------
                                                                       7,847,200
                                                                   -------------

TRANSPORTATION - 1.2%
Aircastle Ltd.....................................          79,700     2,575,107
                                                                   -------------
                                                                       2,575,107
                                                                   -------------
TOTAL COMMON STOCKS
   (COST $177,041,397)............................                   219,786,033
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  56

--------------------------------------------------------------------------------
  HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 INVESTMENT COMPANY--1.7%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
Northern Institutional Government
   Select Portfolio, Shares class, 4.65%, (b).....       3,918,791     3,918,791
                                                                    ------------
TOTAL INVESTMENT COMPANY
   (COST $3,918,791)..............................                     3,918,791
                                                                    ------------
TOTAL INVESTMENTS
   (COST $180,960,188) -- 99.7%...................                   223,704,824
                                                                    ============

------------
     Percentages indicated are based on net assets of $224,268,466.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt
PLC  -- Public Limited Co.


57  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 COMMON STOCKS--92.2%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AEROSPACE & DEFENSE - 3.9%
Lockheed Martin Corp..............................          12,500     1,375,500
Raytheon Co.......................................          28,300     1,800,163
                                                                     -----------
                                                                       3,175,663
                                                                     -----------

BANKING - 3.8%
Bank of America Corp..............................          29,100     1,404,948
Wells Fargo & Co..................................          50,700     1,724,307
                                                                     -----------
                                                                       3,129,255
                                                                     -----------

BUSINESS SERVICES - 2.0%
Pitney Bowes, Inc.................................          42,100     1,685,684
                                                                     -----------
                                                                       1,685,684
                                                                     -----------

COMPUTER SOFTWARE - 7.2%
CA, Inc...........................................         135,600     3,586,620
Microsoft Corp....................................          64,500     2,374,245
                                                                     -----------
                                                                       5,960,865
                                                                     -----------

CONGLOMERATES - 2.3%
Loews Corp........................................          39,000     1,914,510
                                                                     -----------
                                                                       1,914,510
                                                                     -----------

CONSUMER PRODUCTS - 6.8%
Altria Group, Inc.................................          30,800     2,246,244
Kimberly-Clark Corp...............................          27,500     1,949,475
Kraft Foods, Inc..................................          25,069       837,555
Tyson Foods, Inc., Class A........................          35,600       562,480
                                                                     -----------
                                                                       5,595,754
                                                                     -----------

DIVERSIFIED MANUFACTURING OPERATIONS - 2.0%
Ingersoll-Rand Co., Class A.......................          32,400     1,631,340
                                                                     -----------
                                                                       1,631,340
                                                                     -----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 0.8%
Agilent Technologies, Inc. (a)....................          17,464       643,548
                                                                     -----------
                                                                         643,548
                                                                     -----------

FINANCIAL SERVICES - 11.7%
Citigroup, Inc....................................          77,307     3,239,163
Countrywide Financial Corp........................          89,600     1,390,592
Fannie Mae........................................          56,000     3,194,240
JP Morgan Chase & Co..............................          39,950     1,877,650
                                                                     -----------
                                                                       9,701,645
                                                                     -----------

INSURANCE - 11.1%
Aetna, Inc........................................          16,700       938,039
Aon Corp..........................................          36,800     1,667,776
Genworth Financial, Inc., Class A.................          80,800     2,205,840
MGIC Investment Corp..............................          18,400       356,224
Radian Group, Inc.................................          32,100       404,139
The Hartford Financial Services Group, Inc........          37,300     3,619,219
                                                                     -----------
                                                                       9,191,237
                                                                     -----------

MEDIA - 9.5%
CBS Corp., Class B................................          34,350       985,845
Clear Channel Communications, Inc.................          38,800     1,465,476
Comcast Corp., Class A (a)........................          48,450     1,011,152
Liberty Media Corp. Interactive, Class A (a)......          37,087       787,357
Viacom, Inc., Class B (a).........................          87,000     3,592,230
                                                                     -----------
                                                                       7,842,060
                                                                     -----------


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
METALS & MINING - 5.2%
Barrick Gold Corp.................................          80,000     3,530,400
United States Steel Corp..........................           7,300       787,670
                                                                     -----------
                                                                       4,318,070
                                                                     -----------

OIL & GAS - 11.7%
Apache Corp.......................................          31,400     3,259,634
ConocoPhillips....................................          15,771     1,339,904
Hess Corp.........................................          13,600       973,896
Noble Energy, Inc.................................          53,300     4,079,582
                                                                     -----------
                                                                       9,653,016
                                                                     -----------

PAPER & RELATED PRODUCTS - 1.5%
International Paper Co............................          34,100     1,260,336
                                                                     -----------
                                                                       1,260,336
                                                                     -----------

PHARMACEUTICALS - 3.7%
Amgen, Inc. (a)...................................          23,000     1,336,530
Sanofi-Aventis ADR................................          38,500     1,694,385
                                                                     -----------
                                                                       3,030,915
                                                                     -----------

TELECOMMUNICATIONS - 6.6%
AT&T, Inc.........................................          51,791     2,164,346
Motorola, Inc.....................................         134,600     2,529,134
Sprint Nextel Corp................................          45,600       779,760
                                                                     -----------
                                                                       5,473,240
                                                                     -----------

TRANSPORTATION - 2.4%
Union Pacific Corp................................          15,300     1,959,012
                                                                     -----------
                                                                       1,959,012
                                                                     -----------
TOTAL COMMON STOCKS
   (COST $63,525,197).............................                    76,166,150
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--9.5%
--------------------------------------------------------------------------------
Northern Institutional Government
   Select Portfolio, Shares class, 4.65% (b)......       7,879,803     7,879,803
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $7,879,803)..............................                     7,879,803
                                                                     -----------
TOTAL INVESTMENTS
   (COST $71,405,000) -- 101.7%...................                    84,045,953
                                                                     ===========

------------
     Percentages indicated are based on net assets of $82,658,240.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  58

   HSBC INVESTOR PORTFOLIOS

  STATEMENTS OF ASSETS AND LIABILITIES--AS OF OCTOBER 31, 2007


                                                                                          INTERMEDIATE
                                                             CORE PLUS      HIGH YIELD      DURATION                  INTERNATIONAL
                                                           FIXED INCOME    FIXED INCOME   FIXED INCOME     GROWTH        EQUITY
                                                             PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in non-affiliates, at value                  $136,607,637   $ 14,200,680   $ 17,305,479   $ 89,656,011   $448,243,580
  Foreign currency, at value                                         --             --             --             --      3,204,996
  Interest and dividends receivable                           1,081,970        343,043        139,809         72,962      1,225,858
  Receivable for investments sold                             6,916,275         49,875      2,334,516             --      2,827,732
  Prepaid expenses and other assets                               1,219          3,527            433            786          4,328
                                                           ------------   ------------   ------------   ------------   ------------
  TOTAL ASSETS                                              144,607,101     14,597,125     19,780,237     89,729,759    455,506,494
                                                           ------------   ------------   ------------   ------------   ------------

LIABILITIES:
  Payable for investments purchased                          24,731,970        101,250      4,711,705             --         52,605
  Accrued expenses and other liabilities:
       Investment Management                                     45,982          7,230          5,255         35,078        299,629
       Administration                                             6,716            407          1,680          2,424         15,779
       Compliance Service                                            86             10             14             49            295
       Trustee                                                      222             27             37            135            757
       Other                                                     10,217            938          2,977          6,196         75,820
                                                           ------------   ------------   ------------   ------------   ------------
  TOTAL LIABILITIES                                          24,795,193        109,862      4,721,668         43,882        444,885
                                                           ------------   ------------   ------------   ------------   ------------

NET ASSETS:
  Applicable to investors' beneficial interest             $119,811,908   $ 14,487,263   $ 15,058,569   $ 89,685,877   $455,061,609
                                                           ============   ============   ============   ============   ============
  Total Investments, at cost                               $136,726,741   $ 14,413,743   $ 17,391,303   $ 67,437,138   $326,633,074
                                                           ------------   ------------   ------------   ------------   ------------
  Foreign Currency, at cost                                $         --   $        --    $        --    $        --    $ 3,140,535
                                                           ============   ============   ============   ============   ============




59  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                     OPPORTUNITY       VALUE
                                                      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
  Investments in non-affiliates, at value            $223,704,824   $ 84,045,953
  Interest and dividends receivable                        33,168         95,209
  Receivable for investments sold                         704,385             --
  Prepaid expenses and other assets                        11,273            970
                                                     ------------   ------------
  TOTAL ASSETS                                        224,453,650     84,142,132
                                                     ------------   ------------
LIABILITIES:
  Payable for investments purchased                            --      1,439,086
  Accrued expenses and other liabilities:
       Investment Management                              148,016         36,376
       Administration                                      10,509          2,344
       Compliance Service                                     272             65
       Trustee                                                673            159
       Other                                               25,714          5,862
                                                     ------------   ------------
  TOTAL LIABILITIES                                       185,184      1,483,892
                                                     ------------   ------------
NET ASSETS:
  Applicable to investors' beneficial interest       $224,268,466   $ 82,658,240
                                                     ============   ============
  Total Investments, at cost                         $180,960,188   $ 71,405,000
                                                     ============   ============



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  60

   HSBC INVESTOR PORTFOLIOS

  STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2007


                                                                                        INTERMEDIATE
                                                         CORE PLUS      HIGH YIELD        DURATION                    INTERNATIONAL
                                                       FIXED INCOME    FIXED INCOME     FIXED INCOME     GROWTH          EQUITY
                                                         PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                             $  6,435,643    $  1,099,982    $  1,012,039    $         --   $     84,293
  Dividends                                                 132,498          11,350          23,668         757,173     12,919,538
  Dividend income from affiliated investments                39,360              --           6,707          36,044             --
  Foreign tax withholding                                        --              --              --              --     (1,354,165)
                                                       ------------    ------------    ------------    ------------   ------------
  TOTAL INVESTMENT INCOME                                 6,607,501       1,111,332       1,042,414         793,217     11,649,666
                                                       ------------    ------------    ------------    ------------   ------------

EXPENSES:
  Investment Management                                     536,695          78,518          75,588         350,983      2,579,245
  Administration                                             35,282           3,889           5,704          21,700        116,088
  Accounting                                                 72,903          70,851          65,598          55,756         94,354
  Compliance Service                                          1,328             148             220             801          4,355
  Custodian                                                  33,382          24,596           9,078          18,158        265,711
  Interest                                                       --              --              --             401             --
  Printing                                                      454              48              78             257          1,395
  Trustee                                                     2,919             319             478           1,761          8,716
  Other                                                      15,162           1,520           2,696           9,387         52,078
                                                       ------------    ------------    ------------    ------------   ------------
  TOTAL EXPENSES                                            698,125         179,889         159,440         459,204      3,121,942
                                                       ------------    ------------    ------------    ------------   ------------

  NET INVESTMENT INCOME (LOSS)                            5,909,376         931,443         882,974         334,013      8,527,724
                                                       ------------    ------------    ------------    ------------   ------------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gains (losses) from investments and
       foreign currency transactions                      2,910,717         119,132         848,391       4,271,356     36,079,080
    Change in unrealized appreciation/depreciation
       from investments and foreign currencies           (1,031,793)       (279,652)       (182,994)     16,611,654     42,586,569
                                                       ------------    ------------    ------------    ------------   ------------

    Net realized\unrealized gains (losses) from
       investment transactions and foreign currency
       transactions                                       1,878,924        (160,520)        665,397      20,883,010     78,665,649
                                                       ------------    ------------    ------------    ------------   ------------
  CHANGE IN NET ASSETS RESULTING FROM
       OPERATIONS                                      $  7,788,300    $    770,923    $  1,548,371    $ 21,217,023   $ 87,193,373
                                                       ============    ============    ============    ============   ============



61  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS


                                                         OPPORTUNITY        VALUE
                                                          PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                            $    691,128    $  1,438,654
  Dividend income from affiliated investments                95,891          62,866
                                                       ------------    ------------
  Total Investment Income                                   787,019       1,501,520
                                                       ------------    ------------

EXPENSES:
  Investment Management                                   1,751,650         403,225
  Administration                                             66,103          22,758
  Accounting                                                 57,017          55,785
  Compliance Service                                          2,660             866
  Custodian                                                  53,663          14,389
  Interest                                                   15,603             400
  Printing                                                    1,191             153
  Trustee                                                     5,867           1,894
  Other                                                      34,773           9,619
                                                       ------------    ------------
  TOTAL EXPENSES                                          1,988,527         509,089
                                                       ------------    ------------

  NET INVESTMENT INCOME (LOSS)                           (1,201,508)        992,431
                                                       ------------    ------------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FOREIGN CURRENCIES:
      Net realized gains (losses) from investments
        and foreign currency transactions                58,390,322       6,083,399
      Change in unrealized appreciation/depreciation
        from investments and foreign currencies           1,890,389          71,241
                                                       ------------    ------------

      Net realized\unrealized gains (losses) from
        investment and foreign currency
        transactions                                     60,280,711       6,154,640
                                                       ------------    ------------
    CHANGE IN NET ASSETS RESULTING FROM
      OPERATIONS                                       $ 59,079,203    $  7,147,071
                                                       ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  62

   HSBC INVESTOR PORTFOLIOS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                CORE PLUS                                HIGH YIELD
                                                               FIXED INCOME                             FIXED INCOME
                                                                 PORTFOLIO                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

                                                      FOR THE              FOR THE              FOR THE              FOR THE
                                                    YEAR ENDED           YEAR ENDED           YEAR ENDED            YEAR ENDED
                                                 OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2007    OCTOBER 31, 2006 (A)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                    $   5,909,376        $   5,487,117        $     931,443        $     599,770
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                      2,910,717           (2,015,195)             119,132               36,553
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies               (1,031,793)           2,496,112             (279,652)              66,589
                                                  -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          7,788,300            5,968,034              770,923              702,912
                                                  -------------        -------------        -------------        -------------
Proceeds from contributions                          24,166,324           23,850,640            5,258,548           13,667,509
Value of withdrawals                                (23,334,647)         (41,156,523)          (4,260,973)          (1,651,656)
                                                  -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                   831,677          (17,305,883)             997,575           12,015,853
                                                  -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS                                  8,619,977          (11,337,849)           1,768,498           12,718,765


NET ASSETS:
  Beginning of period                               111,191,931          122,529,780           12,718,765                   --
                                                  -------------        -------------        -------------        -------------
  End of period                                   $ 119,811,908        $ 111,191,931        $  14,487,263        $  12,718,765
                                                  =============        =============        =============        =============


-----------
(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.



63  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                     INTERMEDIATE DURATION
                                                         FIXED INCOME
                                                           PORTFOLIO
--------------------------------------------------------------------------------
                                                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED
                                           OCTOBER 31, 2007     OCTOBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
  Net investment income (loss)              $    882,974      $  1,058,913
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                 848,391          (458,266)
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies          (182,994)          518,623
                                            ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                   1,548,371         1,119,270
                                            ------------      ------------
Proceeds from contributions                    2,605,895         1,801,738
Value of withdrawals                          (8,612,265)      (16,214,126)
                                            ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                         (6,006,370)      (14,412,388)
                                            ------------      ------------
CHANGE IN NET ASSETS                          (4,457,999)      (13,293,118)

NET ASSETS:
    Beginning of period                       19,516,568        32,809,686
                                            ------------      ------------
    End of period                           $ 15,058,569      $ 19,516,568
                                            ============      ============



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  64

   HSBC INVESTOR PORTFOLIOS


                                                                     GROWTH                            INTERNATIONAL EQUITY
                                                                    PORTFOLIO                               PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE              FOR THE             FOR THE           FOR THE
                                                         YEAR ENDED            YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                      OCTOBER 31, 2007      OCTOBER 31, 2006    OCTOBER 31, 2007   OCTOBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
  Net investment income (loss)                        $     334,013        $     210,246        $   8,527,724        $   5,767,764
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                          4,271,356            3,913,855           36,079,080           31,508,299
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies                   16,611,654             (380,204)          42,586,569           39,700,669
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                             21,217,023            3,743,897           87,193,373           76,976,732
                                                      -------------        -------------        -------------        -------------
Proceeds from contributions                              25,944,124           15,350,040           90,634,524           62,831,133
Value of withdrawals                                    (17,303,034)          (8,680,872)         (56,520,981)         (36,283,024)
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                     8,641,090            6,669,168           34,113,543           26,548,109
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS                                     29,858,113           10,413,065          121,306,916          103,524,841

NET ASSETS:
    Beginning of period                                  59,827,764           49,414,699          333,754,693          230,229,852
                                                      -------------        -------------        -------------        -------------
    End of period                                     $  89,685,877        $  59,827,764        $ 455,061,609        $ 333,754,693
                                                      =============        =============        =============        =============



65  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS


                                                                    OPPORTUNITY                                VALUE
                                                                     PORTFOLIO                               PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE              FOR THE             FOR THE              FOR THE
                                                        YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                     OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2007     OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
  Net investment income (loss)                        $  (1,201,508)       $    (937,617)       $     992,431        $     741,017
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                         58,390,322           38,504,562            6,083,399            5,586,911
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies                    1,890,389            3,658,201               71,241            5,704,297
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                             59,079,203           41,225,146            7,147,071           12,032,225
                                                      -------------        -------------        -------------        -------------
Proceeds from contributions                              77,393,032           22,244,597           23,927,675           13,285,641
Value of withdrawals                                   (153,698,612)         (40,753,125)         (15,848,601)         (12,036,219)
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING
  FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                   (76,305,580)         (18,508,528)           8,079,074            1,249,422
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS                                    (17,226,377)          22,716,618           15,226,145           13,281,647

NET ASSETS:
    Beginning of period                                 241,494,843          218,778,225           67,432,095           54,150,448
                                                      -------------        -------------        -------------        -------------
    End of period                                     $ 224,268,466        $ 241,494,843        $  82,658,240        $  67,432,095
                                                      =============        =============        =============        =============



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  66

                  HSBC INVESTOR PORTFOLIOS

                  FINANCIAL HIGHLIGHTS


                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------------
                                                                                                           RATIO OF NET
                                                             NET ASSETS   RATIO OF NET    INVESTMENT         RATIO OF
                                                              AT END OF     EXPENSES     INCOME (LOSS)       EXPENSES      PORTFOLIO
                                                  TOTAL        PERIOD      TO AVERAGE     TO AVERAGE        TO AVERAGE     TURNOVER
                                                RETURN(a)      (000'S)    NET ASSETS(b)  NET ASSETS(b)   NET ASSETS(b)(c)   RATE(a)
------------------------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2003                       5.80%        $203,551      0.48%           4.38%            0.48%          70.91%
Year Ended October 31, 2004                       5.56%         169,459      0.52%           4.31%            0.52%          34.88%
Year Ended October 31, 2005                       1.64%(d)      122,530      0.40%(d)        4.25%(d)         0.53%         176.60%
Year Ended October 31, 2006                       5.55%         111,192      0.63%           4.96%            0.63%         273.91%
Year Ended October 31, 2007                       6.94%         119,812      0.59%           4.99%            0.59%         252.56%
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006 (e)                 7.41%        $ 12,719      1.86%           6.33%            1.86%          13.61%
Year Ended October 31, 2007                       6.41%          14,487      1.37%           7.12%            1.37%          30.77%
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2003                       4.42%        $ 84,488      0.53%           3.70%            0.53%          98.42%
Year Ended October 31, 2004                       4.48%          63,697      0.57%           3.54%            0.57%          50.06%
Year Ended October 31, 2005                       0.76%(d)       32,810      0.49%(d)        3.85%(d)         0.58%         107.26%
Year Ended October 31, 2006                       5.29%          19,517      0.78%           4.58%            0.78%         236.51%
Year Ended October 31, 2007                       8.38%          15,059      0.84%           4.68%            0.84%         219.76%
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period Ended October 31, 2004 (e)                (0.86%)       $ 49,680      0.72%           0.06%            0.72%          53.08%
Year Ended October 31, 2005                      13.59%(d)       49,415      0.63%(d)        0.77%(d)         0.68%          79.54%
Year Ended October 31, 2006                       7.53%          59,828      0.69%           0.38%            0.69%          75.06%
Year Ended October 31, 2007                      31.11%          89,686      0.62%           0.45%            0.62%          57.04%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2003                      23.70%        $201,805      0.96%           1.00%            0.96%          68.51%
Year Ended October 31, 2004                      20.29%         220,025      0.94%           1.53%            0.94%         106.11%
Year Ended October 31, 2005                      19.54%         230,230      0.84%           1.92%            0.84%          31.32%
Year Ended October 31, 2006                      32.79%         333,755      0.86%           2.03%            0.86%          33.39%
Year Ended October 31, 2007                      25.17%         455,062      0.79%           2.16%            0.79%          26.08%
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2003                      33.30%        $426,181      0.91%          (0.62%)           0.91%         152.05%
Year Ended October 31, 2004                       5.93%         359,333      0.88%          (0.52%)           0.88%          81.75%
Year Ended October 31, 2005                      14.35%(d)      218,778      0.85%(d)       (0.45%)(d)        0.90%          63.95%
Year Ended October 31, 2006                      19.54%         241,495      0.91%          (0.40%)           0.91%          60.83%
Year Ended October 31, 2007                      30.54%         224,268      0.91%          (0.55%)           0.91%          69.41%
------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period Ended October 31, 2004 (e)                 6.12%        $ 61,414      0.71%           1.28%            0.71%          10.33%
Year Ended October 31, 2005                      15.23%(d)       54,150      0.64%(d)        1.15%(d)         0.69%          16.45%
Year Ended October 31, 2006                      22.21%          67,432      0.71%           1.23%            0.71%          20.63%
Year Ended October 31, 2007                      10.28%          82,658      0.66%           1.29%            0.66%          18.67%
------------------------------------------------------------------------------------------------------------------------------------


(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.
(e) High Yield Fixed Income Portfolio commenced operations on November 18, 2005. Growth Portfolio commenced operations on May 7, 2004.
    Value Portfolio commenced operations on May 7, 2004.


67  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                           NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007

1. ORGANIZATION:

        The HSBC Investor Portfolios (the "Portfolio Trust"), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a "Portfolio," collectively the "Portfolios"):


        PORTFOLIO                                                        SHORT NAME
        --------                                                         -----------
        HSBC Investor Core Plus Fixed Income Portfolio                   Core Plus Fixed Income Portfolio
        HSBC Investor High Yield Fixed Income Portfolio                  High Yield Fixed Income Portfolio
        HSBC Investor Intermediate Duration Fixed Income Portfolio       Intermediate Duration Fixed Income
                                                                         Portfolio
        HSBC Investor Growth Portfolio                                   Growth Portfolio
        HSBC Investor International Equity Portfolio                     International Equity Portfolio
        HSBC Investor Opportunity Portfolio                              Opportunity Portfolio
        HSBC Investor Value Portfolio                                    Value Portfolio

        The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

        Under the Portfolio Trust's organizational documents, the Portfolios' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios may enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios' maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between


                                                    HSBC INVESTOR PORTFOLIOS  68

  HSBC INVESTOR PORTFOLIOS
   the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

   INVESTMENT TRANSACTIONS AND RELATED INCOME:

        Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investments gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

   FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

   MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.


69  HSBC INVESTOR PORTFOLIOS

                                                       HSBC INVESTOR PORTFOLIOS

RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At October 31, 2007 the HSBC Core Plus Fixed Income Portfolio held restricted securities


                                                 ACQUISITION   ACQUISITION   PRINCIPAL
        SECURITY NAME                               DATE         COST($)     AMOUNT($)   VALUE($)
        -------------                            ----------    ----------    ---------    -------
        FHA Weyerhauser, 7.43%, 1/1/24.........    3/28/2002      32,060       33,082      33,082


   REPURCHASE AGREEMENTS:

        The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

   LINE OF CREDIT:

        Prior to February 1, 2007 High Yield Fixed Income Portfolio, Growth Portfolio, International Portfolio, Opportunity Portfolio, and Value Portfolio and prior to March 9, 2007 Core Plus Fixed Income Portfolio and Intermediate Duration Fixed Income Portfolio were able to borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period November 1, 2006 through February 1, 2007, the details of the borrowings were as follows (based on actual number of days in which the respective Portfolios borrowed monies):

                                           AVERAGE        NUMBER       AVERAGE
                                           AMOUNT         OF DAYS     INTEREST
        FUND                             OUTSTANDING    OUTSTANDING     RATE
        -----                            -----------    -----------    -------
        Growth Portfolio..............      $2,481,136        1          5.82%
        Opportunity Portfolio.........      $8,756,484       11          5.83%
        Value Portfolio...............      $2,781,119        1          5.25%

        The Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, High Yield Fixed Income Portfolio and International Portfolio did not have such borrowings during the period.

   EXPENSE ALLOCATIONS:

        Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

   FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.


                                                    HSBC INVESTOR PORTFOLIOS  70

  HSBC INVESTOR PORTFOLIOS

   NEW ACCOUNTING PRONOUNCEMENTS:

        In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157") This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the Portfolios' financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

        In July 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the
   Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

3. RELATED PARTY TRANSACTIONS:

   INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios' investments, except that Waddell & Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

        For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio's average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $50 million.............................................   0.575%
        In excess of $50 million but not exceeding $95 million........   0.450%
        In excess of $95 million but not exceeding $150 million.......   0.200%
        In excess of $150 million but not exceeding $250 million......   0.400%
        In excess of $250 million.....................................   0.350%

        For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        --------------------------------                                --------
        Up to $50 million.............................................   0.500%
        In excess of $50 million but not exceeding $100 million.......   0.425%
        In excess of $100 million but not exceeding $200 million......   0.375%
        In excess of $200 million.....................................   0.325%


71  HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

        For  their  services,   the  Investment  Adviser  and  AllianceBernstein
   Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF:                           FEE RATE
        -------------------------------------                           --------
        Up to $10 million..............................................  1.015%
        In excess of $10 million but not exceeding $25 million.........  0.925%
        In excess of $25 million but not exceeding $50 million.........   0.79%
        In excess of $50 million but not exceeding $100 million........   0.70%
        In excess of $100 million......................................   0.61%

        For their services, the Investment Adviser and Westfield Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio's average daily net assets.

        For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $500 million.............................................   0.525%
        In excess of $500 million but not exceeding $1 billion.........   0.475%
        In excess of $1 billion........................................   0.425%

   ADMINISTRATION:

        HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement effective April 1, 2007, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $12 billion.............................................   0.0525%
        In excess of $12 billion......................................   0.0350%

        Prior to April 1, 2007, under the terms of the Administration Agreement, the Portfolios paid fees under the following schedule:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $8 billion..............................................   0.075%
        In excess of $8 billion but not exceeding $9.25 billion.......   0.070%
        In excess of $9.25 billion but not exceeding $12 billion......   0.050%
        In excess of $12 billion......................................   0.030%

        The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

        Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. ("Citi Ohio"), a wholly-owned subsidiary of The Citigroup, Inc. (Citigroup, Inc. acquired The BISYS Group, Inc. effective August 1, 2007), serves as the Portfolio Trust's Sub-Administrator subject to the general supervision of the Portfolio Trust's Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

        Under a Compliance Services Agreement between the Portfolios and Citi Ohio (the "CCO Agreement"), Citi Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $251,569 for the period ended October 31, 2007, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as "Compliance Service." Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.


                                                    HSBC INVESTOR PORTFOLIOS  72

  HSBC INVESTOR PORTFOLIOS

  FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

        Citi Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

        Prior to February 1, 2007 Investor's Bank & Trust Company ("IBT") served as Custodian for the High Yield Fixed Income Portfolio and the International Equity Portfolio. HSBC Bank served as Custodian to the Growth Portfolio, Opportunity Portfolio, and Value Portfolio prior to February 1, 2007 and Core Plus Fixed Income Portfolio, and Intermediate Duration Fixed Income Portfolio prior to March 9, 2007. Compensation paid to IBT and HSBC Bank for services to the Portfolios as custodian is as follows:


                                                                    HSBC            IBT
                                                                 CUSTODIAN       CUSTODIAN
        FUND                                                        FEES           FEES
        -----                                                    -----------     ----------
        Core Plus Fixed Income Portfolio......................      $17,525        $     --
        High Yield Fixed Income Portfolio.....................            --         16,635
        Intermediate Duration Fixed Income Portfolio..........        6,308              --
        Growth Portfolio......................................        6,553              --
        International Equity Portfolio........................            --         78,641
        Opportunity Portfolio.................................       17,644              --
        Value Portfolio.......................................        6,553              --
                                                                    -------         -------
          Total...............................................      $54,583         $95,276
                                                                    -------         -------


        The Northern Trust Company began serving as Custodian of the Portfolios subsequent to the dates noted above.

        Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

4. INVESTMENT TRANSACTIONS:

        Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2007 were as follows:


                                                        PURCHASES             SALES          PURCHASES           SALES
                                                     (EXCLUDING U.S.     (EXCLUDING U.S.      OF U.S.           OF U.S.
                PORTFOLIO NAME                         GOVERNMENT)         GOVERNMENT)      GOVERNMENT        GOVERNMENT
                -------------                        --------------      --------------     ----------       ----------
        Core Plus Fixed Income Portfolio              $173,677,320        $154,916,609    $121,417,074      $133,139,816
        High Yield Fixed Income Portfolio                5,571,345           3,905,400              --                --
        Intermediate Duration Fixed
           Income Portfolio                             23,042,241          24,133,204      17,532,833        19,533,301
        Growth Portfolio                                49,476,307          40,564,430              --                --
        International Equity Portfolio                 142,051,687         100,370,820              --                --
        Opportunity Portfolio                          146,616,170         216,533,261              --                --
        Value Portfolio                                 20,643,270          13,432,353              --                --



73  HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

5. FEDERAL INCOME TAX INFORMATION:

        At October 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:


                                                                                                                   NET
                                                                               TAX               TAX           UNREALIZED
                                                                            UNREALIZED        UNREALIZED       APPRECIATION
        PORTFOLIO NAME                                        TAX COST     APPRECIATION      DEPRECIATION     (DEPRECIATION)
        -------------                                       ------------   ------------      ------------     --------------
        Core Plus Fixed Income Portfolio..............      $136,842,084      $ 947,826       $(1,182,273)      $  (234,447)
        High Yield Fixed Income Portfolio.............        14,413,743        212,662          (425,725)         (213,063)
        Intermediate Duration Fixed
             Income Portfolio.........................        17,395,840        100,254          (190,615)          (90,361)
        Growth Portfolio..............................        67,459,229     23,556,912        (1,360,130)       22,196,782
        International Equity Portfolio................       327,640,578    128,724,821        (8,121,819)      120,603,002
        Opportunity Portfolio.........................       181,452,366     47,927,197        (5,674,739)       42,252,458
        Value Portfolio...............................        71,153,479     17,505,536        (4,613,062)       12,892,474

6. LEGAL AND REGULATORY MATTERS:

        On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Portfolios as described in footnote 3, reached a settlement with the
   Securities and Exchange Commission ("the SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Portfolios' management is currently unable to determine the impact, if any, of such matters on the Portfolios or the Portfolios' financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios' financial statements.


                                                    HSBC INVESTOR PORTFOLIOS  74

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Investor Portfolios:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2007, and the related statements of operations for the year then ended, the changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP


Columbus, Ohio
December 27, 2007


75 HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

              INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED)--OCTOBER 31, 2007

      NWQ Investment Management Co. LLC, a wholly owned subsidiary of Nuveen Investments. Inc. ("Nuveen Investments"), a publicly traded company and a Sub-Adviser to the HSBC Investor Value Portfolio Fund, (the master portfolio into which the HSBC Investor Value Fund (the "Value Fund") invests all their assets), announced in June 2007 its intention to be acquired by investors led by Madison Dearborn Partners LLC. As a result, Nuveen Investments has experienced a change in control. Consequently, the Board of Trustees (the "Board of Trustees") of the HSBC Investor Trust, HSBC Advisor Trust and HSBC Portfolio Trust (collectively, the "Trusts"), and the non-interested Trustees, voting separately, reviewed and approved at their in person meeting held on September 17-18, 2007, the new Sub-Advisery Contract with respect to the Value Fund. The Value Fund and Sub-Advisery Contract are collectively referred to as the "Agreement".

      The Board of Trustees, including the Independent Trustees, at a meeting held on September 17-18, 2007, unanimously approved a new Sub-Advisory agreement between HSBC Investments (USA) Inc. and NWQ Investment management Company, LLC (the "New Agreement"). In determining whether it was appropriate to approve the New Agreement, the Board requested information, provided by HSBC and NWQ, that it believed to be reasonably necessary to reach its conclusion. The Board also took note of its comprehensive review of the performance of the Fund and NWQ in connection with the continuance of the prior Sub-Advisory Agreement for the Fund at its December 4-5, 2006 meeting pursuant to the requirements of Section 15(c) of the 1940 Act. In addition to any materials prepared specifically for Section 15(c) contract renewal analysis, on an ongoing basis the Trustees receive information and reports from HSBC and its Multimanager unit and other service providers to the Fund on investment performance as well as operational, compliance and other matters.

      The Board carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board determined that the New
Agreement was consistent with the best interests of the Fund and its shareholders, and enables the Fund to receive a high quality of services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board made these determinations and approved the New Agreement on the basis of the following considerations, among others:

      NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY NWQ. The Trustees considered the nature, quality and extent of the investment advisory services provided by NWQ and its historic performance managing accounts having similar investment objectives as the Fund. The Trustees concluded that the services to be provided by NWQ are extensive and that NWQ would deliver a high level of service to the Fund.

      INVESTMENT PERFORMANCE OF THE FUND AND NWQ. The Trustees took note of their comprehensive review of the Fund's short- and long-term investment performance during the Board's December 4-5, 2006 meeting, at which the Board approved the continuance of the Old Agreement for the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Trustees had considered short- and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds, as well as NWQ's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding the Fund's peer groups. The Trustees compared expenses of the Fund to the expenses of its peers, noting that the expenses for the Fund compared favorably with industry averages for other funds of similar size.

      COSTS OF SERVICES AND PROFITS REALIZED BY NWQ. The Trustees took note of their comprehensive review of the costs of services and profits realized by NWQ during the Board's December 4-5, 2006 meeting, at which the Board approved the continuance of the Old Agreement for the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. The Trustees also considered that the Transaction had no material effect upon the analysis of NWQ's overall profitability and costs that had been prepared in connection with the continuance of the Old Agreement, and would not change any factors bearing upon the profitability to NWQ from its relationship with the Fund.

      ADVISER PERSONNEL. The Trustees considered NWQ's representations regarding staffing and capabilities to manage the assets of the HSBC Investor Value Portfolio (the "master fund" into which the Fund invests all its assets). The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of NWQ.


                                                   HSBC INVESTOR  PORTFOLIOS  76

  HSBC INVESTOR PORTFOLIOS

  TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007

        As a shareholder of the HSBC Investor Portfolios ("Portfolios"), you incur ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

        These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXAMPLE

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


                                                                                                                   ANNUALIZED
                                                             BEGINNING       ENDING         EXPENSES PAID        EXPENSE RATIO
                                                          ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*        DURING PERIOD
                                                              5/1/07         10/31/07     5/1/07 - 10/31/07    5/1/07 - 10/31/07
                                                           -----------    ------------    -----------------    ---------------
   Core Plus Fixed Income Portfolio.....................    $1,000.00       $1,048.30          $2.89                 0.56%
   High Yield Fixed Income Portfolio....................     1,000.00        1,029.40           5.58                 1.09%
   Intermediate Duration Fixed Income Portfolio.........     1,000.00        1,039.20           4.16                 0.81%
   Growth Portfolio.....................................     1,000.00        1,215.90           3.35                 0.60%
   International Equity Portfolio.......................     1,000.00        1,111.50           4.04                 0.76%
   Opportunity Portfolio................................     1,000.00        1,161.60           4.96                 0.91%
   Value Portfolio......................................     1,000.00        1,018.80           3.26                 0.64%

----------------
* Expenses are equal to the average account value over the period multiplied by the Portfolios' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).



77  HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                       ANNUALIZED
                                                                BEGINNING          ENDING         EXPENSES PAID      EXPENSE RATIO
                                                               ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                                  5/1/07          10/31/07      5/1/07 - 10/31/07  5/1/07 - 10/31/07
                                                                -----------     ------------     ----------------  -----------------
   Core Plus Fixed Income Portfolio..........................    $1,000.00        $1,022.38         $2.85               0.56%
   High Yield Fixed Income Portfolio.........................     1,000.00         1,019.71          5.55               1.09%
   Intermediate Duration Fixed Income Portfolio..............     1,000.00         1,021.12          4.13               0.81%
   Growth Portfolio..........................................     1,000.00         1,022.18          3.06               0.60%
   International Equity Portfolio............................     1,000.00         1,021.37          3.87               0.76%
   Opportunity Portfolio.....................................     1,000.00         1,020.62          4.63               0.91%
   Value Portfolio...........................................     1,000.00         1,021.98          3.26               0.64%


-----------
* Expenses are equal to the average account value over the period multiplied by the Portfolios' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

                                                    HSBC INVESTOR PORTFOLIOS  78

HSBC INVESTOR FAMILY OF FUNDS

  BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

                             MANAGEMENT OF THE TRUST

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees ("Trustees"). Asterisks indicate those Trustees who are "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.


                                                                                                       NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                        IN FUND
                      POSITION(S)     TERM OF OFFICE AND                                                COMPLEX         OTHER
      NAME, ADDRESS,   HELD WITH     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S)                 OVERSEEN     DIRECTORSHIPS
          AND AGE        FUNDS          WITH THE FUNDS           DURING PAST 5 YEARS                   BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES

Richard A. Brealey      Trustee     Indefinite; March 2005  Emeritus Professor, London Business              41            None
P.O. Box 182845                         to present          School (1968 to present); Deputy
Columbus, OH 43218                                          Chairman, Balancing and Settlement
Age: 71                                                     Code Panel (September 2000 to present)
-----------------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow          Trustee        Indefinite; 1987     General Partner of Elkhorn Partners,             41            None
P.O. Box 182845                           to present        L.P. (a private investment partnership)
Columbus, OH 43218                                          (since 1989)
Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins        Trustee        Indefinite; 1987     Private Investor; Director, Center for           41            None
P.O. Box 182845                           to present        Teaching and Learning, University of
Columbus, OH 43218                                          Pennsylvania (1999-2006)
Age: 68
-----------------------------------------------------------------------------------------------------------------------------------
Michael Seely           Trustee        Indefinite; 1987     Private Investor; General Partner of Global      41            None
P.O. Box 182845                           to present        Multi Manager Partners (1999-2003);
Columbus, OH 43218                                          President of Investor Access Corporation
Age: 62                                                     (1981-2003)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas F. Robards       Trustee     Indefinite; March 2005  Partner, Robards & Co. LLC (2005-present);       41           Overseas
P.O. Box 182845                           to present        Chief Financial Officer, American Museum                    Shipholding
Columbus, OH 43218                                          of Natural History (2003 to 2004); Chief                       Group
Age: 61                                                     Financial Officer, Datek Online Inc.
                                                            (2000 to 2002)
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Stephen J. Baker*      Trustee        Indefinite; 2004      Chief Executive Officer, HSBC Investments        41            None
P.O. Box 182845                          to present         (USA) Inc. and Executive Vice President,
Columbus, OH 43218                                          HSBC (USA), N.A. (2003 to present); Chief
Age: 51                                                     Executive Officer, HSBC Asset Management
                                                            (Canada) Limited (1998 to 2003)
-----------------------------------------------------------------------------------------------------------------------------------

EMERITUS TRUSTEE

 Frederick C. Chen     Emeritus     Until March 31, 2009;   Management Consultant (1988 to present)          41            None
P.O. Box 182845         Trustee       Trustee from 1990
Columbus, OH 43218                     to June, 2005
Age: 80
-----------------------------------------------------------------------------------------------------------------------------------


79  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                          BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)


The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.


   NAME, ADDRESS,            POSITION(S)
    AND AGE/DATE              HELD WITH            TERM OF OFFICE AND                                      PRINCIPAL OCCUPATION(S)
      OF BIRTH                  FUND              LENGTH OF TIME SERVED                                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti           President          Indefinite; March 2004         Senior Vice President, Head of Product Management,
452 Fifth Avenue                                       to present               HSBC Investments (USA) Inc. (1998 to present).
New York, NY 10018
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Elba Vasquez                Vice President       Indefinite; March 2006         Vice President of Product Administration, HSBC
452 Fifth Avenue                                       to present               Investments (USA) Inc. (2005 to present); Vice
New York, NY 10018                                                              President of Client Services, Citi Fund Services
Age: 45                                                                         Ohio, Inc. (1996 to 2005).
------------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                  Treasurer             Indefinite; 2004            Vice President of Citi Fund Services Ohio, Inc.
3435 Stelzer Road                                      to present               (2002 to present); Senior Manager, KPMG LLP (1993 to
Columbus, OH 43219-3035                                                          2002).
Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Gary A. Ashjian*              Secretary           Indefinite; June 2007         Manager, Citi Fund Services (November 2006 -
100 Summer Street                                      to present               Present); Senior Legal Product Manager, Pioneer
Suite 1500                                                                      Investments (June 2004 - November 2006); Putnam
Boston, MA 02110                                                                Investments, Legal Product Manager (September 1993 -
Age: 48                                                                          June 2004).
------------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*           Chief               Term expires 2007;          Senior Vice President and Chief Compliance Officer,
585 Stewart Avenue        Compliance Officer         2004 to present            CCO Services of Citi Fund Services (2004 to
Garden City, NY 11530                                                           present); President, FJS Associates (2002 to 2004);
Age: 48                                                                         Vice President Credit Agricole Asset Management,
                                                                                U.S. (1987 to 2002).
------------------------------------------------------------------------------------------------------------------------------------

* Messrs. Sheets, Schmidt and Ashjian also are officers of certain other investment companies of which Citi or an affiliate is the administrator or sub-administrator.


                                               HSBC INVESTOR FAMILY OF FUNDS  80

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR LIFELINE FUNDS:                             TRANSFER AGENT AND SPONSOR
                                                          Citi Fund Services
INVESTMENT ADVISER AND ADMINISTRATOR                      3435 Stelzer Road
HSBC Investments (USA) Inc.                               Columbus, OH 43219
452 Fifth Avenue
New York, NY 10018                                        DISTRIBUTOR
                                                          Foreside Distribution Services, L.P.
SUB-ADVISERS                                              3435 Stelzer Road
  HSBC INVESTOR GROWTH PORTFOLIO                          Columbus, OH 43219
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue                                       CUSTODIAN
  Overland Park, KS 66202                                   HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
                                                            HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO              HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
  AllianceBerstein Investment Research and Management       HSBC INVESTOR GROWTH PORTFOLIO
  1345 Avenue of the Americas, 39th Floor                   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
  New York, NY 10105                                        HSBC INVESTOR OPPORTUNITY PORTFOLIO
                                                            HSBC INVESTOR VALUE PORTFOLIO
  HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO                  The Northern Trust Company
  Westfield Capital Management, LLC                         50 South LaSalle Street
  One Financial Center                                      Chicago, IL 60603
  Boston, MA 02111
                                                          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  HSBC INVESTOR VALUE PORTFOLIO                           KPMG LLP
  NWQ Investment Management Co., LLC                      191 West Nationwide Blvd. Suite 500
  2049 Century Park East, 16th Floor                      Columbus, OH 43215
  Los Angeles, CA 90067
                                                          LEGAL COUNSEL
SHAREHOLDER SERVICING AGENTS                              Dechert LLP
   FOR HSBC BANK USA, N.A. AND                            1775 Eye Street, N.W.
   HSBC SECURITIES (USA) INC. CLIENTS:                    Washington, D.C. 20006
   HSBC Bank USA, N.A.
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   FOR ALL OTHER SHAREHOLDERS:
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183






The HSBC Lifeline Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

       -- NOT FDIC INSURED    -- NO BANK GUARANTEE    -- MAY LOSE VALUE

HSB-SR-LL                                                                  12/07

ITEM 2. CODE OF ETHICS.
     (a) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 12(A)(I).

     (b) DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS THOMAS ROBARDS, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES,

         2006     $284,700
         2007     $305,380

         (b) AUDIT-RELATED FEES,
         2006     $41,600
         2007     $14,000

         2006 - Fees of $5,200 relate to the consent of N-1A filing and $36,400 relate to the performance of the Funds' 17f-2 examinations. 2007 - Fees of $14,000 relate to the consent of N-1A filing and the consent of the N-14 filing for the Conservative Income Strategy Fund and the Conservative Growth Strategy Fund.

         (c) TAX FEES,
         2006     $154,800
         2007     $162,068

         Fees for both 2006 and 2007 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

         (d) ALL OTHER FEES,
         2006     $0
         2007     $0

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) - (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

         (f) Not applicable.

         (g) Non-Audit Fees.
         2006     $238,800
         2007     $176,068

         (h) THE AUDIT COMMITTEE CONSIDERED THE NONAUDIT SERVICES RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER, AND BELIEVES THE SERVICES ARE COMPATIBLE WITH THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

(a)THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.


(b)THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HSBC INVESTOR FUNDS TRUST
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Richard A. Fabietti
                          ------------------------------------------------------
                           Richard A. Fabietti
                           President

Date  December 21, 2007
     -------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard A. Fabietti
                          ------------------------------------------------------
                           Richard A. Fabietti
                           President

Date  December 21, 2007
     -------------------------------------

By (Signature and Title)*  /s/ Troy A. Sheets
                          ------------------------------------------------------
                           Troy A. Sheets
                           Treasurer

Date  December 21, 2007
     -------------------------------------



* Print the name and title of each signing officer under his or her signature.